UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03015

Ohio National Fund, Inc.

(Exact name of registrant as specified in charter)

One Financial Way, Cincinnati, Ohio	45242
(Address of principal executive offices)	(Zip code)

CT Corporation 300 E. Lombard St. Suite 1400 Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 513-794-6971

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports To Stockholders.

WEALTH BUILDING OPPORTUNITY

Ohio National Fund, Inc.

Annual Report

December 31, 2012

Ohio National Fund, Inc.

OHIO NATIONAL FUND, INC.

TABLE OF CONTENTS

President’s Message	1

Directors and Officers of Ohio National Fund, Inc.	3

The following pages contain Performance, Management’s Comments, Change in Value of $10,000 Investment, Portfolio Composition, Top Holdings, and Schedule of Investments for each of the Fund’s Portfolios:

Equity Portfolio	4

Money Market Portfolio	8

Bond Portfolio	11

Omni Portfolio	16

International Portfolio	21

Capital Appreciation Portfolio	26

Millennium Portfolio	31

International Small-Mid Company Portfolio	34

Aggressive Growth Portfolio	38

Small Cap Growth Portfolio	41

Mid Cap Opportunity Portfolio	44

S&P 500® Index Portfolio	48

Strategic Value Portfolio	55

High Income Bond Portfolio	58

Capital Growth Portfolio	68

Nasdaq-100® Index Portfolio	72

Bristol Portfolio	76

Bryton Growth Portfolio	79

U.S. Equity Portfolio	82

Balanced Portfolio	85

Income Opportunity Portfolio	91

Target VIP Portfolio	94

Target Equity/Income Portfolio	98

Bristol Growth Portfolio	101

Statements of Assets and Liabilities	104

Statements of Operations	107

Statements of Changes in Net Assets	110

Financial Highlights	116

Notes to Financial Statements	128

Report of Independent Registered Public Accounting Firm	153

Additional Information (Unaudited)	154

Information About Directors and Officers (Unaudited)	162

President’s Message

Dear Investor:

The year 2012 was very good for equity market returns. The S&P 500® Index returned 16.0 percent, which was the second highest annual return over the past nine years. In addition, 2012 was one of only eight years since 1928 in which the S&P 500® Index never closed a day lower than the closing level of the previous year. We have now experienced four consecutive years of positive equity returns in the United States, rivaling the pre-financial crisis years of 2003 through 2007 and the “dot-com bubble years”. Of course, the dot-com bubble years represented a longer period of positive U.S. equity returns, spanning nine years and generating a total return of 432 percent, or 18.7 percent compounded annually. At the end of 2012, the S&P 500® Index was within 139 points of the high-water mark set in October 2007, erasing almost all the losses from the great recession.

However, all is far from well. A chart of the S&P 500® Index’s daily 2012 performance depicts a highly erratic line. From January to early April, the S&P 500® Index was up 13.4 percent. From early April to early June, it was down 9.6 percent. Then, from early June to mid-September, it was up 15.4 percent. Through the remainder of the year, the S&P 500® Index was again down, by 2 percent. Although we ended up at a good place, it was a circuitous ride. For many investors, the experience was painful, causing them to enter or exit the market at precisely the wrong time. This pattern of market volatility often drives investors to behave in ways contrary to their best interests.

While the U.S. economy appears to be on firmer ground, there is still cause for concern: The United States has yet to recover 3.2 million of the 8.7 million jobs that were lost in the great recession of 2009; and the unemployment rate was 7.8 percent at year’s end, compared to 4.9 percent in February 2008.

In spite of stubbornly high unemployment, there is much to feel good about regarding the U.S. economy. Most people would be surprised to learn that the United States only imports about 20% of its energy needs, will surpass Saudi Arabia’s oil production by 2017 and will become a net exporter of oil by around 2030 and a net exporter of natural gas by 2020, according to the International Energy Agency World Energy Outlook 2012. In addition, a January 29 report by the Wall Street economic and policy and research firm International Strategy and Investment essentially said the United States could be energy independent by the end of this decade due to technological advances in exploration and production of natural gas and oil and continued progress in energy efficiency. Regardless of when our energy independence day comes, United States manufacturing will be far more competitive than it has been in a long time.

The housing market, a leading indicator of economic development, is just now showing signs of life. In November 2012, home prices rose 5.5 percent from just one year ago, the biggest year-over-year gain since August 2006 (according to the S&P/Case-Shiller Home Price Index). With mortgage interest rates remaining historically low and housing in limited supply, home prices should continue to rise.

Another positive sign is that equity markets appear to be fairly valued. According to financial theory, company earnings and the expectation for earnings support equity prices. Based on historic earnings, the S&P 500® Index

1

closed the year with a price-to-earnings ratio of 17, compared to just under 12 at the beginning of 2012.

Based on expected future earnings, the S&P 500® Index is now selling at 13 times projected earnings. When compared to a 140-year average price-to-earnings ratio of 15.5, the S&P 500® Index appears to be well priced. An analysis of dividend yield, another stock price fundamental measurement, shows a similar result. The conclusion: it is unlikely that we would see an equity correction based on valuation absent some unforeseen event. In short, there does not appear to be an equity bubble forming. The same cannot be said in the bond markets. The Fed continues to be one of the largest buyers of U.S. government debt and one cannot help but wonder what will happen when it decides to slow or stop these purchases. Either of these actions would likely lead to rising interest rates and falling fixed income values.

However, none of these economic indicators or fundamental valuations are driving the market higher. Rather, the fourth quarter choppiness and the equity rally in early 2013 were the result of political maneuvering in Washington, DC. With the fiscal cliff and the debt ceiling debate delayed for a while longer, the market is free to push higher. This political risk is the greatest threat to the U.S. economy and the equity markets. Will our elected officials show the political will to make decisions that will put us back on a sustainable economic path? As I have said in the past, politicians tend to wait until the last possible moment to take action, and then do not move far enough. Kicking the can down the road has become a national pastime.

I said at the start of 2012 that the market volatility we’re experiencing makes it difficult for active managers to position their portfolios. Portfolios positioned for growth do very well when markets go up. Conversely, more defensively positioned portfolios do better on a relative basis when markets go down. Some portfolios were able to perform well throughout the year, or at least provide enough outperformance when the market moved in their favor to offset the underperformance when the market did not. Outperforming portfolios include the International Small-Mid Company Portfolio subadvised by Federated Global Investment Management Corp., the Mid Cap Opportunity Portfolio subadvised by Goldman Sachs Asset Management, L.P., the Aggressive Growth and Small Cap Growth Portfolios subadvised by Janus Capital Management LLC, the Capital Appreciation Portfolio subadvised by Jennison Associates LLC and the Balanced Portfolio subadvised by ICON Advisers, Inc. You may recall that changes were made to the Balanced Portfolio in May 2012 to give the sub-adviser the ability to provide more downside protection, and it was good to see the Portfolio perform well in 2012.

Considering the challenges inherent with actively managing the ups-and-downs of the equity market environment, it is more important than ever to consult your financial adviser to make sure your assets are properly diversified.

Thank you for entrusting your assets to the Ohio National Fund, Inc. We look forward to continuing to serve your investment needs.

Sincerely

Christopher A. Carlson

President

2

Directors and Officers of Ohio National Fund, Inc.

John J. Palmer, Director
James E. Bushman, Director
Madeline W. Ludlow, Director
George M. Vredeveld, Director
John I. Von Lehman, Director

Christopher A. Carlson, President
Thomas A. Barefield, Vice President
Dennis R. Taney, Chief Compliance Officer
R. Todd Brockman, Treasurer
Kimberly A. Plante, Secretary
Catherine E. Gehr, Assistant Treasurer

The Statement of Additional Information of Ohio National Fund, Inc. (the “Fund”) includes additional information about the Fund’s Board of Directors (the “Board”) and is available at http://www.ohionationalfund.com or upon request, without charge, by calling 877-781-6392 (toll-free).

A description of the policies and procedures that the Fund uses in voting proxies relating to Fund securities, as well as information regarding how the Fund voted proxies during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling 877-781-6392 (toll-free) and on the Securities and Exchange Commission (the “Commission”) website at http://www.sec.gov.

The Fund has filed its Schedules of Investments as of March 31 and September 30 with the Commission, as required, on Form N-Q. Form N-Q is required to be filed with the Commission for the first and third quarters of each fiscal year within sixty days after the end of each period and is available on the Commission website upon acceptance of each submission. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information about the Public Reference Room is available by calling 1-800-SEC-0330 (toll-free).

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus of Ohio National Fund, Inc. For a prospectus containing more complete information, including charges and expenses, please contact Ohio National Investments, Inc., One Financial Way, Cincinnati, OH 45242, telephone 513-794-6100.

3

Ohio National Fund, Inc.	Equity Portfolio

Objective/Strategy

The Equity Portfolio seeks long-term growth of capital by investing at least 80% of its assets in equity securities.

Performance as of December 31, 2012

Average Annual Total Returns:
One year	15.69%
Five years	-5.39%
Ten years	2.74%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2012, the Equity Portfolio returned 15.69% versus 16.00% for the current benchmark, the S&P 500 Index.

Security selection detracted from the Portfolio’s relative performance while sector allocations contributed to relative performance. At the security level, Apple, Inc., eBay, Inc., Citigroup, Inc., Lowe’s Cos., Inc., and JPMorgan Chase & Co. were the top five contributors to performance while Marvell Technology Group Ltd., Groupon, Inc., Best Buy Co., Inc., Hess Corp., and Norfolk Southern Corp. were the top detractors from performance during 2012.(1)

Equities extended 2011’s fourth quarter rally into the first quarter of this year, reacting to improving domestic economic data, strong corporate earnings and increasingly positive headlines from Europe. The European Union, the European Central Bank (ECB), and other central banks continued to buy the additional time needed for European banks to deleverage and take losses in an orderly fashion.

Stocks subsequently cooled their torrid pace set during the first quarter, as non-farm payrolls missed consensus estimates by wide margins and reports out of China pointed to slowing economic growth out of the world’s second largest economy. Additionally, reports postulating Greece’s exit from the euro currency swirled during the second quarter, but the Greek population ultimately decided to elect the pro-bailout and pro-euro New Democracy party. As conditions deteriorated, heads of state and central banks stood ready to implement policy changes and provide further easing. In the U.S., the Federal Reserve added $267 billion to “Operation Twist” and extended the program through the end of 2012 due to slowing consumer spending and employment growth. Spain also announced a $24 billion bailout for troubled lender Bankia, effectively nationalizing Spain’s third largest banking institution. Finally, during the late June European Union summit, leaders decided to speed the creation of a singular regulatory body for banks and bolstered support for European Union bailout funds.

Equities recovered in the third quarter largely due to additional central bank stimulus and improving economic data. After Federal Reserve chairman Ben Bernanke described the unemployment problem in the U.S. as a “grave concern”, the Federal Open Markets

Committee announced a third round of asset purchases, colloquially known as “QE3”. This program aimed to purchase $40 billion of mortgage-backed securities each month with no stated termination date. Across the Atlantic, European Central Bank (ECB) president Mario Draghi bolstered markets after promising “whatever it takes to preserve the euro”, beginning with plans to purchase EuroZone government bonds with no purchase limits.

The U.S. Congressional and Presidential elections, and debate surrounding the fiscal cliff, drove the market during the final months of 2012. Ultimately, President Obama was reelected, Republicans came away with 234 seats, or 54%, of the House of Representatives and Democrats ended up with a 55 to 45 advantage in the Senate. Congress debated the fiscal cliff up until the final minute, but passed the American Taxpayer Relief Act of 2012, which added $600 billion of tax revenue over the next ten years, and delayed sequestration for two months. The market responded favorably to fiscal cliff developments going into year-end, as the S&P 500 Index jumped 8.3% off the November 15th low for the fourth quarter. Many domestic economic indicators also picked up during the quarter, including a drop in the unemployment rate, rising housing starts, and an expansion in manufacturing output.

The S&P 500 Index ended the year at 1,461.82, which provided investors with a total return of 16.0%. The Nasdaq Composite Index fared even better, up 17.8% on the year, while the Dow Jones Industrial Average Index added 10.2%. In terms of size, mid-cap companies prevailed in 2012, besting the gains of small- and large-cap companies. Specifically, the Russell Midcap Index climbed 17.7% compared to the Russell 2000 Index and Russell 1000 Index, which rose 16.4% and 16.5%, respectively. Value-oriented stocks out-performed growth companies, as the Russell 1000 Value Index returned 17.5% against the Russell 1000 Growth Index’s 15.3% gains. At a sector level, Financials and Consumer Discretionary were the leading sectors after returning 28.9% and 24.1% for the year, respectively. Consumer Staples, Health Care, Industrials, Information Technology, Materials, and Telecommunication Services each rose between 11.1% and 18.3%. Energy and Utilities lagged all other sectors, with returns of 4.6% and 1.3%, respectively.

Fabless semiconductor manufacturer, Marvell Technology Group Ltd., detracted from Portfolio performance during the year as skepticism over hard disk drive (HDD) unit growth weighed on the semiconductor industry compounded by turnover in company management. In addition, a recent unfavorable court ruling threatens to limit the company’s ability to return capital to shareholders. Despite a difficult HDD market, Marvell Technology Group Ltd.’s networking business is executing well and the company is well positioned with new solid state drive (SSD) products. In October, Marvell Technology Group Ltd. announced the unexpected resignation of CFO Clyde Hosein and lowered revenue guidance for the quarter. Also, at year-end, the company disclosed an unanticipated adverse patent case ruling resulting in a $1.2 billion award to Carnegie Mellon, with the potential for the damages to triple. The risk to Marvell Technology Group Ltd.’s $2 billion cash balance is real; however, there remains considerable potential for the verdict to be overturned in appellate courts as the process unfolds. We believe the company has ample resources to continue repurchasing its stock and support its recently initiated dividend while the networking and storage businesses grow, but the threat of a large cash settlement potentially brings a meaningful change to how management allocates capital. Although the company has become a repeat underperformer, the stock price reflects substantial deterioration, which we find unwarranted considering the company's long-term growth opportunities. While we believe the market underestimates Marvell

4	(continued)

Ohio National Fund, Inc.	Equity Portfolio (Continued)

Technology Group Ltd.’s growth potential in HDDs and SSD controllers, and that the stock has a compelling valuation and significant upside potential, the recent patent ruling has widened the range of potential outcomes.(1)

Groupon, Inc. has proved to be one of the most controversial initial public offerings in history, as evidenced by its elevated trading volatility and poor performance. At the end of March, Groupon, Inc. restated their fourth-quarter income statement due to an increase in reserve accruals for returns and disclosed that its auditors reported that the company had a “material weakness in controls” related to its financial statement close process. Despite this recent negative development, we believe investors are too pessimistic about the potential for earnings to disappear quickly, which is atypical for an advertising platform generating this level of revenues. Subsequently, Groupon, Inc. experienced knee-jerk reactions to several headlines throughout the year. Management reported sales that fell short of estimates, as well as softer-than-expected sales and operating income guidance for the third quarter. On the other hand, second-quarter earnings per share surprised to the upside. Groupon, Inc. struggled to navigate a period of rapid growth, but is now poised to offer a lineup of products, which could cement it as a leader in local advertising and drive shareholder value. We believe the company’s business model continues to be misunderstood by the market and current prices provide significant upside potential for patient, long-term investors.(1)

Shares of Best Buy Co., Inc. were a top detractor from Portfolio performance as the shrinking retailer struggled to deal with consumers shifting to competing e-commerce platforms such as Amazon.com. The investment was built around the premise that the low-embedded expectations retailer was facing significant challenges, but was taking the steps necessary to turn around the business. However, Best Buy Co., Inc. reported two disappointing quarters that included declining gross margins and worse-than-expected comparable-store sales. The most disconcerting issue was Best Buy Co., Inc.’s two consecutive quarters of negative free cash flow. This implied that the market was correct about a very steep decline in free cash flow, ultimately leading us to conclude that Best Buy Co., Inc. was more likely a value trap than a company successfully addressing its competitive weaknesses. As such, capital was deployed into more attractively valued companies with stronger competitive moats.(1)

Apple, Inc. reported blockbuster results for its fiscal first quarter, sending the stock on a tear to above $600 per share. The technology giant reported earnings nearly 40% above consensus estimates as iPhones and iPads units sold more than doubled over last year, and gross margin expanded over 600 basis points. Management also announced new capital allocation priorities in returning cash to shareholders in the form of a $2.65-per-share quarterly dividend for a 2% yield, and a $10 billion share repurchase plan. Shares of Apple, Inc. pulled back slightly in late July due to below-consensus second quarter earnings and sales numbers, but the stock extended its incredible rise in the third quarter, more than 800 basis points above the market to top a $700 share price. Analysts and investors rightfully anticipated the iPhone 5 release in September which saw over two million unit orders in the first day, a pace which more than doubled that of the preceding model and caused Apple, Inc. stores and wireless carriers to sell out of initial inventory. The company continues to develop new products with fanatic subsequent demand and has significant room to grow internationally, most specifically in China. Though shares of the technology giant cooled off in the fourth quarter, capping a historic year, we believe the current valuation is attractive at just under 11 times forward earnings. This multiple is lower than the market despite the company growing earnings at nearly twice the market's rate.(1)

eBay, Inc. shares climbed steadily throughout 2012, providing nearly 70% in returns to shareholders as the e-commerce platform reported four straight quarters of earnings over estimates. Despite competing in, arguably, an European recession and mixed economic conditions in the U.S., Marketplaces continues to post double-digit growth in non-vehicle gross merchandise value (GMV) traded on the site and company revenue. Investors had previously worried that the Marketplaces business would continue to lose market share in e-commerce, but we believe management's prediction of maintaining market share is more than possible if growth remains at current levels. Additionally, PayPal continues to increase revenues and improve take rates, and is also well positioned for mobile transition, solidifying eBay, Inc.'s spot as a leading payments platform. eBay, Inc.’s management has also restructured the PayPal unit and partnered with Discover to bring the service to over seven million offline merchants; growth that we welcome.(1)

Lowe’s Cos., Inc. leverage to the housing cycle materialized in the second half of the year as housing starts picked up and related stocks followed suit. Shares of the home improvement retailer extended their third quarter ascent into October and earned a substantial bid in late November following a positive quarterly performance report. Earnings were reported above consensus estimates, comparable store sales grew by nearly 2% year-over-year, and gross margins expanded wider than projected. Meanwhile, management boosted its revenue guidance for the year as the ongoing housing recovery continues to drive sales from renovations and big ticket items that accompany housing turnover. Though the stock appreciated significantly in the second half of 2012, the improvement in the industry’s fundamentals, coupled with management’s continued efforts to reduce sharecount, leaves attractive upside at current prices.(1)

After strong equity returns in 2012, we continue to be optimistic about the outlook for stocks heading into 2013. While the current environment offers ample reasons for worry, including the ongoing EuroZone sovereign debt concerns, slowing Chinese growth, and squabbling in Washington over the fiscal cliff and debt ceiling, we regard these risks as manageable in most scenarios and fairly well discounted by the market at this point. Many stocks currently embed little growth into perpetuity, or in some cases, negative growth. Even though the U.S. economy continues to grow, albeit at a pace slower than we would like, the market is discounting negative long-term earnings growth based on our research. In our opinion, the U.S. economy is getting better. Fourth quarter 2012 gross domestic product is forecast at 1.4% and full-year 2013 growth is estimated at 2.0. In 2012, the economy added an average of 158,000 jobs per month, which lowered the unemployment rate from 8.5% at the beginning of the year to 7.8%. Despite all of the lingering macro-economic issues, corporate profits are strong and growing. Additionally, cash is near record levels on corporate balance sheets and buybacks remain strong. In addition to strong share buyback activity, half of the S&P 500 Index members sport a dividend yield in excess of the 10-year U.S. Treasury.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2012.

5	(continued)

Ohio National Fund, Inc.	Equity Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

Portfolio Composition as of December 31, 2012 (1)

% of Net Assets
Common Stocks (3)	97.1
Preferred Stocks (3)	1.6
Money Market Funds and Other Net Assets	1.3

100.0

Top 10 Portfolio Holdings as of December 31, 2012 (1) (2)

% of Net Assets
1. Apple, Inc.	4.9
2. JPMorgan Chase & Co.	3.6
3. Ford Motor Co.	3.6
4. McDonald’s Corp.	3.0
5. Chevron Corp.	3.0
6. Johnson & Johnson	2.9
7. Citigroup, Inc.	2.7
8. United Technologies Corp.	2.6
9. Cognizant Technology Solutions Corp. Class A	2.5
10. Pfizer, Inc.	2.5

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors (combined):

% of Net Assets
Financials	21.1
Information Technology	20.7
Consumer Discretionary	15.8
Industrials	14.7
Health Care	14.1
Energy	8.2
Consumer Staples	2.1
Materials	2.0

98.7

6

Ohio National Fund, Inc.	Equity Portfolio

Schedule of Investments	December 31, 2012

Common Stocks – 97.1%		Shares	Value
CONSUMER DISCRETIONARY – 14.2%
Ford Motor Co. (Automobiles)		513,900	$6,655,005
McDonald’s Corp. (Hotels, Restaurants & Leisure)		64,300	5,671,903
Amazon.com, Inc. (Internet & Catalog Retail)	(a)	17,125	4,300,772
Groupon, Inc. (Internet & Catalog Retail)	(a)	271,700	1,325,896
Viacom, Inc. Class B (Media)		77,200	4,071,528
Lowe’s Cos., Inc. (Specialty Retail)		127,500	4,528,800

			26,553,904

CONSUMER STAPLES – 2.1%
Colgate-Palmolive Co. (Household Products)		37,900	3,962,066

ENERGY – 8.2%
Halliburton Co. (Energy Equip. & Svs.)		93,800	3,253,922
Chevron Corp. (Oil, Gas & Consumable Fuels)		51,300	5,547,582
Phillips 66 (Oil, Gas & Consumable Fuels)		67,350	3,576,285
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)	(a)	85,100	2,843,191

			15,220,980

FINANCIALS – 21.1%
BlackRock, Inc. (Capital Markets)		19,400	4,010,174
Fifth Third Bancorp (Commercial Banks)		254,300	3,862,817
Wells Fargo & Co. (Commercial Banks)		135,500	4,631,390
Citigroup, Inc. (Diversified Financial Svs.)		127,500	5,043,900
JPMorgan Chase & Co. (Diversified Financial Svs.)		154,000	6,771,380
Aflac, Inc. (Insurance)		85,505	4,542,026
Genworth Financial, Inc. Class A (Insurance)	(a)	170,000	1,276,700
Hartford Financial Services Group, Inc. (Insurance)		137,100	3,076,524
MetLife, Inc. (Insurance)		136,900	4,509,486
Realogy Holdings Corp. (Real Estate Mgmt. & Development)	(a)	40,900	1,716,164

			39,440,561

HEALTH CARE – 14.1%
Celgene Corp. (Biotechnology)	(a)	50,800	3,998,976
Medtronic, Inc. (Health Care Equip. & Supplies)		102,700	4,212,754
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		68,600	3,720,864
GlaxoSmithKline PLC – ADR (Pharmaceuticals)		98,500	4,281,795
Johnson & Johnson (Pharmaceuticals)		78,200	5,481,820
Pfizer, Inc. (Pharmaceuticals)		187,200	4,694,976

			26,391,185

Common Stocks (Continued)		Shares	Value
INDUSTRIALS – 14.7%
United Technologies Corp. (Aerospace & Defense)		59,850	$4,908,299
United Continental Holdings, Inc. (Airlines)	(a)	170,900	3,995,642
Emerson Electric Co. (Electrical Equip.)		50,700	2,685,072
General Electric Co. (Industrial Conglomerates)		187,600	3,937,724
PACCAR, Inc. (Machinery)		50,525	2,284,235
Parker Hannifin Corp. (Machinery)		38,000	3,232,280
Stanley Black & Decker, Inc. (Machinery)		43,200	3,195,504
Norfolk Southern Corp. (Road & Rail)		50,600	3,129,104

			27,367,860

INFORMATION TECHNOLOGY – 20.7%
QUALCOMM, Inc. (Communications Equip.)		68,500	4,248,370
Apple, Inc. (Computers & Peripherals)		17,125	9,128,139
EMC Corp. (Computers & Peripherals)	(a)	152,500	3,858,250
eBay, Inc. (Internet Software & Svs.)	(a)	67,500	3,443,850
Facebook, Inc. Class A (Internet Software & Svs.)	(a)	84,300	2,244,909
Cognizant Technology Solutions Corp. Class A (IT Svs.)	(a)	64,200	4,754,010
Marvell Technology Group Ltd. (Semiconductors & Equip.)		496,800	3,606,768
Texas Instruments, Inc. (Semiconductors & Equip.)		102,600	3,174,444
Microsoft Corp. (Software)		154,200	4,121,766

			38,580,506

MATERIALS – 2.0%
LyondellBasell Industries NV Class A (Chemicals)		64,100	3,659,469

Total Common Stocks (Cost $156,895,857)			$181,176,531

Preferred Stocks – 1.6%		Shares	Value
CONSUMER DISCRETIONARY – 1.6%
General Motors Co. – Series B (Automobiles)	(b)	68,900	$3,040,557

Total Preferred Stocks (Cost $2,917,047)			$3,040,557

Money Market Funds – 1.0%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		1,775,000	$1,775,000

Total Money Market Funds (Cost $1,775,000)			$1,775,000

Total Investments – 99.7% (Cost $161,587,904)	(c)		$185,992,088
Other Assets in Excess of Liabilities – 0.3%			535,195

Net Assets – 100.0%			$186,527,283

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	This preferred stock is convertible at a 20% conversion premium until 12/01/2013. There is a mandatory conversion at 12/01/2013, at which time the conversion proceeds will be determined by the General Motors, Inc. common share price on that date.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

7

Ohio National Fund, Inc.	Money Market Portfolio

Portfolio Composition as of December 31, 2012 (1)

% of Net Assets
Commercial Paper (2)	62.2
Asset-Backed Securities (2)	0.5
U.S. Government Agency Issues	4.6
U.S. Treasury Obligations	3.9
Money Market Funds and Other Net Assets	28.8

100.0

Top 10 Portfolio Holdings as of December 31, 2012 (1) (2)

% of Net Assets
1. U.S. Bank 0.050%, 01/02/2013	4.6
2. Prudential Funding LLC 0.050%, 01/02/2013	4.6
3. General Electric Capital Corp. 0.040%, 01/14/2013	4.6
4. Federal Home Loan Bank 0.131%, 02/15/2013	4.6
5. Federated Prime Cash Obligations Fund – Institutional Class	3.9
6. Fidelity Institutional Money Market Funds Money Market Portfolio – Class I	3.9
7. First American Prime Obligations Fund – Class Z	3.9
8. International Business Machines Corp. 0.070%, 01/04/2013	3.9
9. Toyota Motor Credit Corp. 0.090%, 01/08/2013	3.9
10. Exxon Mobil Corp. 0.040%, 01/17/2013	3.9

(1)	Composition of Portfolio subject to change.

(2)	Sectors (combined):

% of Net Assets
Financials	22.1
Consumer Staples	12.0
Health Care	11.6
Energy	8.5
Consumer Discretionary	4.6
Information Technology	3.9

62.7

8

Ohio National Fund, Inc.	Money Market Portfolio

Schedule of Investments	December 31, 2012

Commercial Paper – 62.2%		(b) Rate	Maturity	Face Amount	Amortized Cost
CONSUMER DISCRETIONARY – 4.6%
Walt Disney Co. / The (Media)	(a)	0.120%	03/22/2013	$2,000,000	$1,999,467
Walt Disney Co. / The (Media)	(a)	0.110%	01/18/2013	10,000,000	9,999,481

					11,998,948

CONSUMER STAPLES – 12.0%
Coca-Cola Co. / The (Beverages)	(a)	0.170%	02/08/2013	2,000,000	1,999,641
Coca-Cola Co. / The (Beverages)	(a)	0.110%	01/16/2013	8,000,000	7,999,633
Wal-Mart Stores, Inc. (Food & Staples Retailing)	(a)	0.100%	01/22/2013	5,000,000	4,999,708
Wal-Mart Stores, Inc. (Food & Staples Retailing)	(a)	0.090%	01/03/2013	6,000,000	5,999,970
Procter & Gamble Co. / The (Household Products)	(a)	0.140%	03/04/2013	5,000,000	4,998,794
Procter & Gamble Co. / The (Household Products)	(a)	0.160%	03/01/2013	3,000,000	2,999,213
Procter & Gamble Co. / The (Household Products)	(a)	0.150%	02/06/2013	2,000,000	1,999,700

					30,996,659

ENERGY – 8.5%
Chevron Corp. (Oil, Gas & Consumable Fuels)	(a)	0.100%	01/09/2013	10,000,000	9,999,778
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		0.040%	01/17/2013	10,000,000	9,999,822
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		0.020%	01/03/2013	2,000,000	1,999,998

					21,999,598

FINANCIALS – 21.6%
U.S. Bank (Commercial Banks)		0.050%	01/02/2013	12,000,000	11,999,983
American Honda Finance Corp. (Consumer Finance)		0.150%	02/05/2013	2,000,000	1,999,708
American Honda Finance Corp. (Consumer Finance)		0.130%	01/09/2013	2,000,000	1,999,942
American Honda Finance Corp. (Consumer Finance)		0.150%	01/04/2013	6,000,000	5,999,925
Toyota Motor Credit Corp. (Consumer Finance)		0.090%	01/08/2013	10,000,000	9,999,825
General Electric Capital Corp. (Diversified Financial Services)		0.040%	01/14/2013	12,000,000	11,999,827
Prudential Funding LLC (Insurance)		0.050%	01/02/2013	12,000,000	11,999,983

					55,999,193

HEALTH CARE – 11.6%
Merck & Co., Inc. (Pharmaceuticals)	(a)	0.130%	01/07/2013	10,000,000	9,999,783
Pfizer, Inc. (Pharmaceuticals)	(a)	0.060%	01/15/2013	10,000,000	9,999,767
Johnson & Johnson (Pharmaceuticals)	(a)	0.080%	02/25/2013	10,000,000	9,998,778

					29,998,328

INFORMATION TECHNOLOGY – 3.9%
International Business Machines Corp.	(a)	0.070%	01/04/2013	10,000,000	9,999,942

Total Commercial Paper (Cost $160,992,668)					$160,992,668

Asset-Backed Securities – 0.5%		Rate	Maturity	Face Amount	Amortized Cost
FINANCIALS – 0.5%
CNH Equipment Trust 2012-B, Class A1 (Consumer Finance)		0.383%	07/12/2013	$478,368	$478,368
Ford Credit Auto Owner Trust 2012-C, Class A1 (Consumer Finance)		0.272%	08/15/2013	87,943	87,943
Hyundai Auto Receivables Trust 2012-C, Class A1 (Consumer Finance)		0.230%	10/15/2013	671,602	671,602

Total Asset-Backed Securities (Cost $1,237,913)					$1,237,913

U.S. Government Agency Issues – 4.6%		Rate	Maturity	Face Amount	Amortized Cost
Federal Home Loan Bank		0.131%	02/15/2013	$12,000,000	$11,998,035

Total U.S. Government Agency Issues (Cost $11,998,035)					$11,998,035

U.S. Treasury Obligations – 3.9%		Rate	Maturity	Face Amount	Amortized Cost
U.S. Treasury Bill		0.040%	03/07/2013	$10,000,000	$9,999,278

Total U.S. Treasury Obligations (Cost $9,999,278)					$9,999,278

Money Market Funds – 11.6%				Shares	Value
Federated Prime Cash Obligations Fund – Institutional Class				10,000,000	$10,000,000
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I				10,000,000	10,000,000
First American Prime Obligations Fund – Class Z				10,000,000	10,000,000

Total Money Market Funds (Cost $30,000,000)					$30,000,000

Total Investments – 82.8% (Cost $214,227,894)	(c)				$214,227,894
Other Assets in Excess of Liabilities – 17.2%					44,378,318

Net Assets – 100.0%					$258,606,212

Percentages are stated as a percent of net assets.

9	(continued)

Ohio National Fund, Inc.	Money Market Portfolio (Continued)

Schedule of Investments	December 31, 2012

Footnotes:

(a)	Security exempt from registration under Section 4 (2) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At December 31, 2012, the value of these securities totaled $92,993,655, or 36.0% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(b)	Rate presented is the effective yield at the time of purchase.

(c)	Represents cost for federal income tax and financial reporting purposes. See also Note 2 regarding the use of amortized cost for valuation of instruments in this Portfolio.

The accompanying notes are an integral part of these financial statements.

10

Ohio National Fund, Inc.	Bond Portfolio

Objective/Strategy

The Bond Portfolio seeks to obtain a high level of income and opportunity for capital appreciation consistent with the preservation of capital by investing primarily in intermediate-term and long-term fixed income securities.

Performance as of December 31, 2012

Average Annual Total Returns:
One year	7.26%
Five years	5.67%
Ten years	5.30%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2012, the Bond Portfolio returned 7.26% versus 10.37% for the current benchmark, the BofA Merrill Lynch U.S. Corporate Master Index (the “Merrill Lynch Index”).

Both the Portfolio and the Index had very good absolute positive total returns for the year because credit spreads tightened considerably during 2012. The credit spread for the Index tightened 104 basis points during the year. Credit spreads tightened because U.S. Treasury yields were so low that investors sought investments which yielded more than Treasuries, hence the strong demand for corporate bonds. Corporate spreads also benefited from continued improvement in corporate credit quality. Treasury yields, while very low, did not impact performance very much because the 10-year Treasury only declined 12 basis points in 2012. The yield for the 30-year Treasury actually increased slightly during the year.

The Portfolio under-performed the Index primarily because of differences between the Portfolio and the Index with regard to duration and the industry weightings in banks and electric utilities. The Portfolio had a duration that was approximately two years short of the Index and this hurt performance relative to the Index because credit spreads tightened and bonds that were longer in maturity had greater price appreciation. The Portfolio was also under-weighted in banks by approximately 10%, and this hurt relative performance because the banking industry was the best performing industry during 2012. The Portfolio was over-weighted in electric utilities by approximately 6% and this had a negative impact on relative performance because electric utilities were among the weaker performing industries for the year.(1)

Other differences between the Portfolio and the Index regarding industry weightings had less of an impact on relative performance. The Portfolio’s 3% over-weighting in insurance benefited performance because insurance out-performed. The 2% under-weighting in consumer products and the 2% under-weighting in Telecommunication Services benefited performance because these two industries under-performed. The Portfolio’s approximately 5% holdings of U.S. Treasury bonds also weighed on performance because these bonds do not benefit from spread tightening. The overall credit quality of the Portfolio had little impact on relative performance because both the Portfolio and the Index had an average quality of A3 (Moody’s rating).(1)

Because the U.S. economy continued to grow, albeit at a slow rate, the credit quality of the holdings in the Portfolio was maintained. There were not any real credit problems during the year with any of the holdings in the Portfolio. Of the bonds that were held for the entire year, the five bonds that performed the worst were Baxter International, Inc., Cisco Systems, Inc., Thermo Fisher Scientific, Inc., CenterPoint Energy Resources Corp., and Berkshire Hathaway, Inc. These bonds are all very good quality credits. These securities under-performed solely because they were very short in maturity. The five best performing bonds were Deutsche Bank Capital Funding Trust VII, Bank of America Corp., Computer Sciences Corp., The Allstate Corp., and Telecom Italia Capital SA. With the exception of The Allstate Corp. which was purchased early in 2012, the other four “best performing” bonds were among the worst performing bonds for the year 2011, so these securities recovered their value in 2012. Also, of the ten best performing bonds for the year, eight were in the banking and finance industries.(1)

We expect that the growth rate of the U.S. economy will continue to be tepid in 2013. We also expect that the Federal Reserve will continue to purchase mortgage-backed and Treasury securities throughout 2013 in an effort to keep U.S. Treasury rates at their low levels. Both of these factors suggest that the very low levels of yields in the U.S. will not change. Because of low Treasury yields, demand for corporate bonds will be high, keeping a lid on corporate credit spreads. All that being said, it is difficult to see Treasury yields declining and corporate credit spreads tightening in 2013. For these reasons, the total returns on bonds will likely be low for the year, and could actually be negative if either Treasury yields rise or credit spreads widen. We will continue to maintain a Portfolio duration that is shorter than the Index and purchase what we consider to be solid Baa investment grade bonds, which are slightly lower in quality than the average for the Merrill Lynch Index.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2012.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The BofA Merrill Lynch U.S. Corporate Master Index tracks the performance of all U.S. dollar-denominated, investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have an investment grade rating (based on an average of Moody’s, S&P, and Fitch). In addition, qualifying securities must have at least one year remaining term to maturity, a fixed coupon schedule, and a minimum amount outstanding of $250 million.

11	(continued)

Ohio National Fund, Inc.	Bond Portfolio (Continued)

Portfolio Composition as of December 31, 2012 (1)

% of Net Assets
Corporate Bonds (3)	91.8
U.S. Treasury Obligations	4.7
Money Market Funds and Other Net Assets	3.5

100.0

Top 10 Portfolio Holdings as of December 31,
2012 (1) (2)

% of Net Assets
1. United States Treasury Note 2.000%, 11/15/2021	2.4
2. United States Treasury Note 1.625%, 08/15/2022	2.3
3. Fifth Third Bancorp 4.500%, 06/01/2018	1.1
4. Union Electric Co. 6.400%, 06/15/2017	1.1
5. UnitedHealth Group, Inc. 6.000%, 02/15/2018	1.1
6. Mondelez International, Inc. 6.125%, 02/01/2018	1.1
7. Prudential Financial, Inc. 6.100%, 06/15/2017	1.0
8. CSX Corp. 5.600%, 05/01/2017	1.0
9. Computer Sciences Corp. 6.500%, 03/15/2018	1.0
10. Commonwealth Edison Co. 5.950%, 08/15/2016	1.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Financials	26.0
Utilities	14.9
Energy	10.9
Consumer Discretionary	8.8
Industrials	8.4
Consumer Staples	7.5
Health Care	6.3
Materials	4.0
Telecommunication Services	3.8
Information Technology	1.2

91.8

12

Ohio National Fund, Inc.	Bond Portfolio

Schedule of Investments	December 31, 2012

Corporate Bonds – 91.8%		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 8.8%
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)		3.350%	11/01/2022	$1,425,000	$1,380,122
Newell Rubbermaid, Inc. (Household Durables)		6.250%	04/15/2018	500,000	582,836
Comcast Corp. (Media)		5.875%	02/15/2018	750,000	904,483
Discovery Communications LLC (Media)		4.375%	06/15/2021	1,000,000	1,117,373
Discovery Communications LLC (Media)		3.300%	05/15/2022	275,000	282,707
News America, Inc. (Media)		4.500%	02/15/2021	1,250,000	1,429,140
Time Warner Cable, Inc. (Media)		5.850%	05/01/2017	1,000,000	1,182,102
Time Warner Cable, Inc. (Media)		4.500%	09/15/2042	425,000	414,881
Time Warner, Inc. (Media)		3.150%	07/15/2015	1,250,000	1,322,581
Viacom, Inc. (Media)		4.375%	09/15/2014	1,000,000	1,059,953
Walt Disney Co. / The (Media)		3.700%	12/01/2042	925,000	926,977
Kohl’s Corp. (Multiline Retail)		4.000%	11/01/2021	1,250,000	1,323,045
Macy’s Retail Holdings, Inc. (Multiline Retail)		5.900%	12/01/2016	425,000	499,683
Target Corp. (Multiline Retail)		2.900%	01/15/2022	1,500,000	1,591,278
Lowe’s Cos., Inc. (Specialty Retail)		3.800%	11/15/2021	1,000,000	1,105,523

					15,122,684

CONSUMER STAPLES – 7.5%
Anheuser-Busch Cos., Inc. (Beverages)		5.500%	01/15/2018	750,000	899,789
CVS Caremark Corp. (Food & Staples Retailing)		5.750%	06/01/2017	487,000	582,637
Kroger Co. / The (Food & Staples Retailing)		2.200%	01/15/2017	1,500,000	1,551,139
Wal-Mart Stores, Inc. (Food & Staples Retailing)		1.500%	10/25/2015	1,250,000	1,287,365
Bunge NA Finance LP (Food Products)		5.900%	04/01/2017	1,500,000	1,704,166
Hillshire Brands Co. (Food Products)		2.750%	09/15/2015	1,250,000	1,288,526
Mead Johnson Nutrition Co. (Food Products)		3.500%	11/01/2014	800,000	836,483
Mondelez International, Inc. (Food Products)		6.125%	02/01/2018	1,500,000	1,826,545
Tyson Foods, Inc. (Food Products)	(b)	6.600%	04/01/2016	1,000,000	1,150,674
Procter & Gamble Co. / The (Household Products)		4.700%	02/15/2019	250,000	295,543
Philip Morris International, Inc. (Tobacco)		4.125%	05/17/2021	1,250,000	1,414,156

					12,837,023

ENERGY – 10.9%
Weatherford International Ltd. (Energy Equip. & Svs.)		6.000%	03/15/2018	1,500,000	1,715,170
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)		5.950%	09/15/2016	1,000,000	1,151,791
Apache Corp. (Oil, Gas & Consumable Fuels)		2.625%	01/15/2023	1,000,000	999,087
Buckeye Partners LP (Oil, Gas & Consumable Fuels)		4.875%	02/01/2021	1,000,000	1,036,438
Cenovus Energy, Inc. (Oil, Gas & Consumable Fuels)		5.700%	10/15/2019	1,000,000	1,213,426
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		3.250%	05/15/2022	500,000	522,298
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		2.950%	06/01/2015	1,250,000	1,314,691
Kinder Morgan Energy Partners LP (Oil, Gas & Consumable Fuels)		4.150%	03/01/2022	1,000,000	1,084,394
Magellan Midstream Partners LP (Oil, Gas & Consumable Fuels)		4.250%	02/01/2021	1,000,000	1,105,301
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)		4.000%	06/01/2022	1,250,000	1,260,999
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		3.125%	02/15/2022	1,000,000	1,064,595
ONEOK Partners LP (Oil, Gas & Consumable Fuels)		3.250%	02/01/2016	1,000,000	1,055,563
Phillips 66 (Oil, Gas & Consumable Fuels)	(a)	4.300%	04/01/2022	1,300,000	1,453,878
Plains All American Pipeline LP / PAA Finance Corp. (Oil, Gas & Consumable Fuels)		2.850%	01/31/2023	1,000,000	991,719
Shell International Finance BV (Oil, Gas & Consumable Fuels)		4.375%	03/25/2020	1,250,000	1,450,941
TransCanada PipeLines Ltd. (Oil, Gas & Consumable Fuels)		2.500%	08/01/2022	1,425,000	1,429,218

					18,849,509

FINANCIALS – 26.0%
Credit Suisse (Capital Markets)		3.500%	03/23/2015	1,250,000	1,318,807
Franklin Resources, Inc. (Capital Markets)		3.125%	05/20/2015	1,000,000	1,052,791
Goldman Sachs Group, Inc. / The (Capital Markets)		6.150%	04/01/2018	1,250,000	1,469,601
Janus Capital Group, Inc. (Capital Markets)	(b)	6.700%	06/15/2017	1,500,000	1,715,511
Jefferies Group, Inc. (Capital Markets)		5.875%	06/08/2014	1,000,000	1,057,500
Morgan Stanley (Capital Markets)		4.750%	04/01/2014	1,250,000	1,294,736
Northern Trust Corp. (Capital Markets)		3.450%	11/04/2020	1,000,000	1,079,401
State Street Corp. (Capital Markets)		4.375%	03/07/2021	1,250,000	1,453,956
TD Ameritrade Holding Corp. (Capital Markets)		4.150%	12/01/2014	1,000,000	1,066,245
BB&T Corp. (Commercial Banks)		5.200%	12/23/2015	1,000,000	1,115,545
Comerica Bank (Commercial Banks)		5.750%	11/21/2016	1,500,000	1,736,575
Deutsche Bank Capital Funding Trust VII (Commercial Banks)	(a)(c)	5.628%	Perpetual	1,500,000	1,440,000
Fifth Third Bancorp (Commercial Banks)		4.500%	06/01/2018	1,750,000	1,944,897
KeyCorp (Commercial Banks)		5.100%	03/24/2021	500,000	582,943
PNC Funding Corp. (Commercial Banks)		5.250%	11/15/2015	1,500,000	1,677,024
SunTrust Bank (Commercial Banks)		5.000%	09/01/2015	229,000	250,337
Wells Fargo & Co. (Commercial Banks)		4.600%	04/01/2021	1,250,000	1,438,904
Capital One Bank U.S.A. NA (Consumer Finance)		5.125%	02/15/2014	750,000	787,052
Discover Financial Services (Consumer Finance)		6.450%	06/12/2017	750,000	877,616

13	(continued)

Ohio National Fund, Inc.	Bond Portfolio (Continued)

Schedule of Investments	December 31, 2012

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
FINANCIALS (continued)
Bank of America Corp. (Diversified Financial Svs.)		5.650%	05/01/2018	$1,000,000	$1,164,368
Citigroup, Inc. (Diversified Financial Svs.)		6.125%	05/15/2018	1,250,000	1,499,206
General Electric Capital Corp. (Diversified Financial Svs.)		5.625%	05/01/2018	1,000,000	1,188,483
JPMorgan Chase & Co. (Diversified Financial Svs.)		5.150%	10/01/2015	1,500,000	1,649,658
National Rural Utilities Cooperative Finance Corp. (Diversified Financial Svs.)		1.900%	11/01/2015	1,000,000	1,032,142
Allstate Corp. / The (Insurance)		5.200%	01/15/2042	500,000	593,995
Assurant, Inc. (Insurance)		5.625%	02/15/2014	1,500,000	1,565,432
Axis Capital Holdings Ltd. (Insurance)		5.750%	12/01/2014	1,000,000	1,072,959
Berkshire Hathaway, Inc. (Insurance)		3.200%	02/11/2015	1,250,000	1,316,571
Hartford Financial Services Group, Inc. (Insurance)		5.375%	03/15/2017	1,500,000	1,695,872
Liberty Mutual Group, Inc. (Insurance)	(a)	5.750%	03/15/2014	1,000,000	1,047,559
Loews Corp. (Insurance)		5.250%	03/15/2016	750,000	836,315
Prudential Financial, Inc. (Insurance)		6.100%	06/15/2017	1,500,000	1,770,471
Equity One, Inc. (Real Estate Investment Trusts)		6.250%	01/15/2017	1,250,000	1,427,911
Federal Realty Investment Trust (Real Estate Investment Trusts)		3.000%	08/01/2022	1,425,000	1,411,847
HCP, Inc. (Real Estate Investment Trusts)		5.375%	02/01/2021	1,000,000	1,139,590
Mack-Cali Realty LP (Real Estate Investment Trusts)		4.600%	06/15/2013	1,000,000	1,015,284

					44,787,104

HEALTH CARE – 6.3%
Amgen, Inc. (Biotechnology)		4.100%	06/15/2021	1,000,000	1,108,721
Celgene Corp. (Biotechnology)		2.450%	10/15/2015	1,250,000	1,297,905
Baxter International, Inc. (Health Care Equip. & Supplies)		1.800%	03/15/2013	250,000	250,706
Becton Dickinson and Co. (Health Care Equip. & Supplies)		5.000%	05/15/2019	500,000	593,018
Covidien International Finance SA (Health Care Equip. & Supplies)		2.800%	06/15/2015	1,250,000	1,308,073
AmerisourceBergen Corp. (Health Care Providers & Svs.)		4.875%	11/15/2019	500,000	580,131
Laboratory Corp of America Holdings (Health Care Providers & Svs.)		3.750%	08/23/2022	425,000	451,092
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		6.000%	02/15/2018	1,500,000	1,827,180
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		3.250%	11/20/2014	300,000	313,828
AbbVie, Inc. (Pharmaceuticals)	(a)	2.900%	11/06/2022	1,425,000	1,452,554
Merck & Co., Inc. (Pharmaceuticals)		5.000%	06/30/2019	1,000,000	1,204,401
Teva Pharmaceutical Finance II BV / Teva Pharmaceutical Finance III LLC (Pharmaceuticals)		3.000%	06/15/2015	500,000	525,958

					10,913,567

INDUSTRIALS – 8.4%
BAE Systems Holdings, Inc. (Aerospace & Defense)	(a)	6.375%	06/01/2019	750,000	895,884
Lockheed Martin Corp. (Aerospace & Defense)		3.350%	09/15/2021	1,000,000	1,057,635
Raytheon Co. (Aerospace & Defense)		4.400%	02/15/2020	1,250,000	1,431,545
Republic Services, Inc. (Commercial Svs. & Supplies)		3.800%	05/15/2018	1,000,000	1,100,299
Waste Management, Inc. (Commercial Svs. & Supplies)		6.100%	03/15/2018	500,000	603,798
Emerson Electric Co. (Electrical Equip.)		4.250%	11/15/2020	1,250,000	1,443,425
Caterpillar, Inc. (Machinery)		5.700%	08/15/2016	1,000,000	1,160,755
Deere & Co. (Machinery)		4.375%	10/16/2019	1,250,000	1,448,228
Illinois Tool Works, Inc. (Machinery)		3.375%	09/15/2021	500,000	544,416
CSX Corp. (Road & Rail)		5.600%	05/01/2017	1,500,000	1,753,373
Norfolk Southern Corp. (Road & Rail)		3.000%	04/01/2022	600,000	615,978
Ryder System, Inc. (Road & Rail)		3.600%	03/01/2016	1,000,000	1,050,358
Union Pacific Corp. (Road & Rail)		4.000%	02/01/2021	1,250,000	1,402,390

					14,508,084

INFORMATION TECHNOLOGY – 1.2%
Cisco Systems, Inc. (Communications Equip.)		2.900%	11/17/2014	300,000	313,250
Computer Sciences Corp. (IT Svs.)		6.500%	03/15/2018	1,500,000	1,751,028

					2,064,278

MATERIALS – 4.0%
Eastman Chemical Co. (Chemicals)		3.600%	08/15/2022	1,000,000	1,048,239
FMC Corp. (Chemicals)		3.950%	02/01/2022	1,000,000	1,062,434
Freeport-McMoRan Copper & Gold, Inc. (Metals & Mining)		3.550%	03/01/2022	1,250,000	1,240,778
Newmont Mining Corp. (Metals & Mining)		3.500%	03/15/2022	1,425,000	1,470,933
Rio Tinto Finance U.S.A. Ltd. (Metals & Mining)		1.875%	11/02/2015	1,000,000	1,026,929
Teck Resources Ltd. (Metals & Mining)		3.750%	02/01/2023	1,000,000	1,026,623

					6,875,936

TELECOMMUNICATION SERVICES – 3.8%
AT&T, Inc. (Diversified Telecom. Svs.)		3.875%	08/15/2021	1,000,000	1,115,416
AT&T, Inc. (Diversified Telecom. Svs.)		3.000%	02/15/2022	500,000	520,468
Telecom Italia Capital SA (Diversified Telecom. Svs.)		5.250%	10/01/2015	750,000	799,875
Verizon Communications, Inc. (Diversified Telecom. Svs.)		4.600%	04/01/2021	1,250,000	1,460,150
Verizon Communications, Inc. (Diversified Telecom. Svs.)		3.850%	11/01/2042	425,000	418,456

14	(continued)

Ohio National Fund, Inc.	Bond Portfolio (Continued)

Schedule of Investments	December 31, 2012

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
TELECOMMUNICATION SERVICES (continued)
America Movil SAB de CV (Wireless Telecom. Svs.)		5.750%	01/15/2015	$1,000,000	$1,102,413
Rogers Communications, Inc. (Wireless Telecom. Svs.)		5.500%	03/15/2014	1,000,000	1,058,168

					6,474,946

UTILITIES – 14.9%
Appalachian Power Co. (Electric Utilities)		4.600%	03/30/2021	1,000,000	1,152,683
Commonwealth Edison Co. (Electric Utilities)		5.950%	08/15/2016	1,500,000	1,749,152
Duke Energy Corp. (Electric Utilities)		3.350%	04/01/2015	1,250,000	1,321,356
Florida Power Corp. (Electric Utilities)		4.550%	04/01/2020	500,000	575,202
Kansas City Power & Light Co. (Electric Utilities)		5.850%	06/15/2017	1,500,000	1,748,244
Metropolitan Edison Co. (Electric Utilities)		4.875%	04/01/2014	750,000	786,072
Pepco Holdings, Inc. (Electric Utilities)		2.700%	10/01/2015	750,000	776,789
South Carolina Electric & Gas Co. (Electric Utilities)		4.350%	02/01/2042	1,000,000	1,056,613
Tenaska Georgia Partners LP (Electric Utilities)		9.500%	02/01/2030	471,240	562,233
Union Electric Co. (Electric Utilities)		6.400%	06/15/2017	1,500,000	1,833,425
Virginia Electric and Power Co. (Electric Utilities)		5.400%	01/15/2016	1,500,000	1,703,994
Westar Energy, Inc. (Electric Utilities)		4.125%	03/01/2042	500,000	522,330
Xcel Energy, Inc. (Electric Utilities)		4.700%	05/15/2020	1,000,000	1,170,249
AGL Capital Corp. (Gas Utilities)		5.250%	08/15/2019	1,000,000	1,192,600
CenterPoint Energy Resources Corp. (Gas Utilities)		5.950%	01/15/2014	500,000	524,979
Southwest Gas Corp. (Gas Utilities)		3.875%	04/01/2022	1,250,000	1,380,776
Spectra Energy Capital LLC (Gas Utilities)		5.500%	03/01/2014	750,000	789,158
Energy Future Competitive Holdings Co. (Ind. Power Prod. & Energy Traders)		7.480%	01/01/2017	393,963	361,924
Alliant Energy Corp. (Multi-Utilities)		4.000%	10/15/2014	1,000,000	1,054,234
Avista Corp. (Multi-Utilities)		5.950%	06/01/2018	1,000,000	1,210,227
Consumers Energy Co. (Multi-Utilities)		6.000%	02/15/2014	1,000,000	1,059,119
LG&E and KU Energy LLC (Multi-Utilities)		4.375%	10/01/2021	1,000,000	1,098,169
NextEra Energy Capital Holdings, Inc. (Multi-Utilities)		2.600%	09/01/2015	1,250,000	1,303,088
Public Service Electric & Gas Co. (Multi-Utilities)		3.950%	05/01/2042	750,000	771,373

					25,703,989

Total Corporate Bonds (Cost $143,475,815)					$158,137,120

U.S. Treasury Obligations – 4.7%		Rate	Maturity	Face Amount	Value
United States Treasury Note		2.000%	11/15/2021	$4,000,000	$4,147,812
United States Treasury Note		1.625%	08/15/2022	4,000,000	3,970,000

Total U.S. Treasury Obligations (Cost $7,994,136)					$8,117,812

Money Market Funds – 2.3%				Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I				3,883,000	$3,883,000

Total Money Market Funds (Cost $3,883,000)					$3,883,000

Total Investments – 98.8% (Cost $155,352,951)	(d)				$170,137,932
Other Assets in Excess of Liabilities – 1.2%					2,046,518

Net Assets – 100.0%					$172,184,450

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At December 31, 2012, the value of these securities totaled $6,289,875, or 3.7% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(b)	These securities are credit sensitive bonds. The coupon rates are variable rates subject to adjustment based on changes in national credit rating agency ratings.

(c)	Fixed-to-floating rate, callable, perpetual life trust preferred security. Interest rates stated are those in effect at December 31, 2012.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

15

Ohio National Fund, Inc.	Omni Portfolio

Objective/Strategy

The Omni Portfolio seeks a high level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

Performance as of December 31, 2012

Average Annual Total Returns:
One year	12.04%
Five years	2.11%
Ten years	7.13%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2012, the Omni Portfolio returned 12.04% versus 14.42% for the current benchmark, which is composed of 70% S&P 500 Index and 30% BofA Merrill Lynch U.S. Corporate Master Index (the “Merrill Lynch Index”).

The under-performance of the Portfolio versus the blended benchmark is the result of several factors, including under-performance by both the equity portion of the Portfolio versus the S&P 500 Index and under-performance of the bond portion of the Portfolio versus the Merrill Lynch Index. Holding approximately 3.0% of the Portfolio in cash equivalents during a year in which both common stocks and bonds had strong positive returns also weighed on performance. The asset allocation decision to under-weight bonds and over-weight stocks versus the blended index benefited relative performance because stocks outperformed bonds for the year.

The equity portion of the Portfolio returned 15.08% versus 16.00% for the S&P 500 Index. The largest detractors from relative performance were stock selections in Energy, Materials, and Health Care, which were somewhat offset by positive stock selection in Industrials. Sector weightings, overall, contributed positively to relative performance. The Portfolio’s best performing stocks for the year were Lowe’s Cos., Inc., Hanesbrands, Inc., Snap-On Inc., Whirpool Corp., and Pentair Ltd. The Portfolio’s worst performers were Forest Oil Corp., Abercrombie & Fitch Co., Stillwater Mining Co., Facebook, Inc., and Vertex Pharmaceuticals, Inc. The top contributors to performance were Apple, Inc., Whirlpool Corp., Pentair Ltd., Snap-On, Inc., and Lowe’s Cos., Inc. The top detractors to performance were Forest Oil Corp., Abercrombie & Fitch Co., Facebook, Inc., Stillwater Mining Co., and Vertex Pharmaceuticals, Inc.(1)

During 2012, the main changes in sector weightings in the equity portion of the Portfolio included increasing Consumer Discretionary, from 11.6% to 14.9%, and reducing the Energy exposure from 12.8% to 7.9%. The already over-weighted Industrials sector was increased from 19.3% to 23.0% (versus the S&P 500 Index’s 10.1%). Stocks from the Materials sector were increased to 4.9% from 2.1%. These sector changes reflect the continuing belief in an economic recovery. Finally, the exposure to Financials was lowered to a near market weight of 15.8% from 16.9% (versus the S&P 500 Index’s 15.6%) in the face of impending legal settlements over mortgages.(1)

The bond portion of the Portfolio had a total return of 8.44% versus 10.37% for the Merrill Lynch Index. Both the bond portion of the Portfolio and the Merrill Lynch Index had reasonably good absolute positive total returns because credit spreads tightened considerably during 2012. Credit spreads tightened because U.S. Treasury yields were so low that bond investors sought the “extra” yield offered by corporate bonds. Credit spreads also improved because of continued improvement in corporate credit quality. Treasury yields did not impact performance very much because Treasury yields did not change materially over the year.

The bond portion of the Portfolio under-performed the Merrill Lynch Index primarily because of differences between the Portfolio’s bond holdings and the Merrill Lynch Index with regard to duration and the industry weightings in banks and electric utilities. The bond portion of the Portfolio has a duration that was approximately two years short of the Merrill Lynch Index and this hurt performance relative to the index because credit spreads tightened and bonds that were longer in maturity had greater price appreciation. The bond portion of the Portfolio was also under-weighted in banks by approximately 9%, and this detracted from relative performance because the banking industry was the best performing industry during 2012. The bond portion of the Portfolio was also over-weighted in electric utilities by approximately 8% and this had a negative impact on relative performance because electric utilities were among the weaker performing industries for the year.(1)

Because the U.S. economy continued to grow, albeit at a slow rate, the credit quality of the bond holdings in the Portfolio was maintained. Of the bonds that were held for the entire year, the five poorest performing bonds were Rogers Communications, Inc., Duke Capital Corp., Enterprise Products Operating, L.P., Capital One Bank USA, NA, and The Procter & Gamble Company. These bonds are all good quality credits. These securities under-performed because they were short in maturity or of very high quality. The five best performing bonds were Deutsche Bank Capital Funding Trust VII, Computer Sciences Corp., Bank of America Corp., Telecom Italia Capital SA, and Discover Financial Services. With the exception of Discover Financial Services, the other four “best performing” bonds were among the worst performing bonds for the year 2011, so these bonds recovered their value in 2012.(1)

Looking forward into 2013, there are plenty of overseas worries that could negatively affect the stock market, including Iran, Syria, Egypt, Mali and possible conflicts between Japan and China over historical claims to a few rocky islands. However, concerns over the European Union debt problems are now much less of a threat and Chinese manufacturing is back on track. In the U.S., there are continuing indications of growth, and the Federal Reserve’s actions have also done much to stabilize the equity markets. As the domestic economy shakes off the problems of the past four years, there is a likelihood of stronger equity markets in 2013 and 2014. The equity portion of the Portfolio should benefit from continued economic growth in the U.S. If the Federal Reserve begins to reduce its stimulus later in 2013 and interest rates begin to rise, the bond portion of the Portfolio is well positioned because its duration is shorter than the Merrill Lynch Index.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2012.

16	(continued)

Ohio National Fund, Inc.	Omni Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The BofA Merrill Lynch U.S. Corporate Master Index tracks the performance of all U.S. dollar-denominated, investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have an investment grade rating (based on an average of Moody’s, S&P, and Fitch). In addition, qualifying securities must have at least one year remaining term to maturity, a fixed coupon schedule, and a minimum amount outstanding of $250 million.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic market through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

Portfolio Composition as of December 31, 2012 (1)

% of Net Assets
Common Stocks (3)	72.5
Corporate Bonds (3)	22.1
U.S. Treasury Obligations	1.3
Money Market Funds and Other Net Assets	4.1

100.0

Top 10  Portfolio Holdings as of December 31, 2012 (1) (2)

% of Net Assets
1. Apple, Inc.	1.8
2. Hertz Global Holdings, Inc.	1.7
3. Honeywell International, Inc.	1.6
4. Hanesbrands, Inc.	1.6
5. Snap-On, Inc.	1.6
6. Lincoln National Corp.	1.6
7. Xylem, Inc.	1.6
8. TIBCO Software, Inc.	1.6
9. Eaton Corp. PLC	1.6
10. Marathon Oil Corp.	1.5

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors (combined):

% of Net Assets
Industrials	18.3
Information Technology	17.9
Financials	17.4
Consumer Discretionary	12.6
Energy	8.4
Health Care	6.9
Materials	4.3
Utilities	4.1
Consumer Staples	3.1
Telecommunication Services	1.6

94.6

17

Ohio National Fund, Inc.	Omni Portfolio

Schedule of Investments	December 31, 2012

Common Stocks – 72.5%		Shares	Value
CONSUMER DISCRETIONARY – 10.8%
CBS Corp. Class B (Media)		7,500	$285,375
Time Warner, Inc. (Media)		10,400	497,432
Walt Disney Co. / The (Media)		9,900	492,921
Macy’s, Inc. (Multiline Retail)		4,300	167,786
Target Corp. (Multiline Retail)		7,400	437,858
AutoZone, Inc. (Specialty Retail)	(a)	900	318,987
Lowe’s Cos., Inc. (Specialty Retail)		10,200	362,304
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)	(a)	14,800	530,136
Michael Kors Holdings Ltd. (Textiles, Apparel & Luxury Goods)	(a)	4,700	239,841
Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)		6,400	262,272

			3,594,912

CONSUMER STAPLES – 1.4%
Constellation Brands, Inc. Class A (Beverages)	(a)	13,500	477,765

ENERGY – 5.7%
Schlumberger Ltd. (Energy Equip. & Svs.)		6,700	464,243
ConocoPhillips (Oil, Gas & Consumable Fuels)		8,800	510,312
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		16,700	512,022
Whiting Petroleum Corp. (Oil, Gas & Consumable Fuels)	(a)	9,700	420,689

			1,907,266

FINANCIALS – 11.5%
PNC Financial Services Group, Inc. (Commercial Banks)		8,400	489,804
Wells Fargo & Co. (Commercial Banks)		13,000	444,340
Citigroup, Inc. (Diversified Financial Svs.)		10,700	423,292
JPMorgan Chase & Co. (Diversified Financial Svs.)		11,400	501,258
Hartford Financial Services Group, Inc. (Insurance)		22,500	504,900
Lincoln National Corp. (Insurance)		20,100	520,590
MetLife, Inc. (Insurance)		14,000	461,160
Prudential Financial, Inc. (Insurance)		8,800	469,304

			3,814,648

HEALTH CARE – 5.4%
Amarin Corp PLC – ADR (Biotechnology)	(a)	36,100	292,049
Ariad Pharmaceuticals, Inc. (Biotechnology)	(a)	13,600	260,848
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	8,400	352,296
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		7,400	401,376
Pfizer, Inc. (Pharmaceuticals)		19,300	484,044

			1,790,613

INDUSTRIALS – 16.7%
Honeywell International, Inc. (Aerospace & Defense)		8,400	533,148
United Technologies Corp. (Aerospace & Defense)		5,900	483,859
FedEx Corp. (Air Freight & Logistics)		5,500	504,460
Delta Air Lines, Inc. (Airlines)	(a)	41,600	493,792
Quanta Services, Inc. (Construction & Engineering)	(a)	9,200	251,068
Eaton Corp. PLC (Electrical Equip.)		9,500	514,900
General Electric Co. (Industrial Conglomerates)		11,200	235,088
Deere & Co. (Machinery)		3,421	295,643
Pentair Ltd. (Machinery)		10,000	491,500
Snap-On, Inc. (Machinery)		6,700	529,233
Stanley Black & Decker, Inc. (Machinery)		1,400	103,558
Xylem, Inc. (Machinery)		19,200	520,320
Hertz Global Holdings, Inc. (Road & Rail)	(a)	35,200	572,704

			5,529,273

INFORMATION TECHNOLOGY – 17.4%
QUALCOMM, Inc. (Communications Equip.)		8,000	496,160
Apple, Inc. (Computers & Peripherals)		1,150	612,984
EMC Corp. (Computers & Peripherals)	(a)	17,500	442,750
eBay, Inc. (Internet Software & Svs.)	(a)	7,500	382,650
Facebook, Inc. Class A (Internet Software & Svs.)	(a)	17,000	452,710
Google, Inc. Class A (Internet Software & Svs.)	(a)	700	496,559
Altera Corp. (Semiconductors & Equip.)		14,000	482,160
Avago Technologies Ltd. (Semiconductors & Equip.)		14,300	452,738
Xilinx, Inc. (Semiconductors & Equip.)		13,700	491,830
Citrix Systems, Inc. (Software)	(a)	7,400	486,550
Oracle Corp. (Software)		14,400	479,808
TIBCO Software, Inc. (Software)	(a)	23,500	517,235

			5,794,134

18	(continued)

Ohio National Fund, Inc.	Omni Portfolio (Continued)

Schedule of Investments	December 31, 2012

Common Stocks (Continued)				Shares	Value
MATERIALS – 3.6%
Air Products & Chemicals, Inc. (Chemicals)				5,700	$478,914
E.I. du Pont de Nemours & Co. (Chemicals)				5,800	260,826
Monsanto Co. (Chemicals)				2,400	227,160
Freeport–McMoRan Copper & Gold, Inc. (Metals & Mining)				6,200	212,040

					1,178,940

Total Common Stocks (Cost $22,894,005)					$24,087,551

Corporate Bonds – 22.1%		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 1.8%
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)		3.350%	11/01/2022	$75,000	$72,638
Comcast Corp. (Media)		5.875%	02/15/2018	150,000	180,897
Discovery Communications LLC (Media)		3.300%	05/15/2022	75,000	77,102
Time Warner Cable, Inc. (Media)		4.500%	09/15/2042	75,000	73,214
Walt Disney Co. / The (Media)		3.700%	12/01/2042	75,000	75,160
Kohl’s Corp. (Multiline Retail)		4.000%	11/01/2021	75,000	79,383
Macy’s Retail Holdings, Inc. (Multiline Retail)		5.900%	12/01/2016	42,000	49,380

					607,774

CONSUMER STAPLES – 1.7%
Anheuser-Busch Cos., Inc. (Beverages)		5.500%	01/15/2018	150,000	179,958
CVS Caremark Corp. (Food & Staples Retailing)		5.750%	06/01/2017	73,000	87,336
Bunge NA Finance LP (Food Products)		5.900%	04/01/2017	150,000	170,417
Procter & Gamble Co. / The (Household Products)		4.700%	02/15/2019	100,000	118,217

					555,928

ENERGY – 2.7%
Weatherford International Ltd. (Energy Equip. & Svs.)		6.000%	03/15/2018	150,000	171,517
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)		5.950%	09/15/2016	100,000	115,179
Boardwalk Pipelines LP (Oil, Gas & Consumable Fuels)		5.500%	02/01/2017	100,000	110,541
Enterprise Products Operating LLC (Oil, Gas & Consumable Fuels)		5.000%	03/01/2015	75,000	81,180
Kinder Morgan Energy Partners LP (Oil, Gas & Consumable Fuels)		4.150%	03/01/2022	75,000	81,330
Magellan Midstream Partners LP (Oil, Gas & Consumable Fuels)		6.400%	07/15/2018	150,000	183,712
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)		4.000%	06/01/2022	75,000	75,660
TransCanada PipeLines Ltd. (Oil, Gas & Consumable Fuels)		2.500%	08/01/2022	75,000	75,222

					894,341

FINANCIALS – 5.9%
Jefferies Group, Inc. (Capital Markets)		5.875%	06/08/2014	75,000	79,312
Mellon Funding Corp. (Capital Markets)		5.500%	11/15/2018	100,000	117,531
Morgan Stanley (Capital Markets)		4.750%	04/01/2014	100,000	103,579
BB&T Corp. (Commercial Banks)		5.200%	12/23/2015	100,000	111,554
Deutsche Bank Capital Funding Trust VII (Commercial Banks)	(b)(c)	5.628%	Perpetual	100,000	96,000
KeyBank NA (Commercial Banks)		5.700%	11/01/2017	150,000	169,517
PNC Funding Corp. (Commercial Banks)		5.250%	11/15/2015	75,000	83,851
Wells Fargo & Co. (Commercial Banks)		3.500%	03/08/2022	75,000	80,068
Capital One Bank U.S.A. NA (Consumer Finance)		5.125%	02/15/2014	100,000	104,940
Discover Financial Services (Consumer Finance)		6.450%	06/12/2017	150,000	175,523
Bank of America Corp. (Diversified Financial Svs.)		5.750%	08/15/2016	75,000	82,061
Citigroup, Inc. (Diversified Financial Svs.)		5.850%	08/02/2016	75,000	85,769
General Electric Capital Corp. (Diversified Financial Svs.)		5.000%	01/08/2016	100,000	111,155
JPMorgan Chase & Co. (Diversified Financial Svs.)		5.150%	10/01/2015	100,000	109,977
Assurant, Inc. (Insurance)		5.625%	02/15/2014	100,000	104,362
Liberty Mutual Group, Inc. (Insurance)	(b)	5.750%	03/15/2014	100,000	104,756
Federal Realty Investment Trust (Real Estate Investment Trusts)		3.000%	08/01/2022	75,000	74,308
HCP, Inc. (Real Estate Investment Trusts)		6.000%	01/30/2017	150,000	172,420

					1,966,683

HEALTH CARE – 1.5%
Laboratory Corp. of America Holdings (Health Care Providers & Svs.)		3.750%	08/23/2022	75,000	79,604
WellPoint, Inc. (Health Care Providers & Svs.)		5.875%	06/15/2017	150,000	178,154
AbbVie, Inc. (Pharmaceuticals)	(b)	2.900%	11/06/2022	75,000	76,450
Hospira, Inc. (Pharmaceuticals)		6.050%	03/30/2017	150,000	174,257

					508,465

INDUSTRIALS – 1.6%
Waste Management, Inc. (Commercial Svs. & Supplies)		6.100%	03/15/2018	75,000	90,570
CSX Corp. (Road & Rail)		5.600%	05/01/2017	150,000	175,337
ERAC U.S.A. Finance LLC (Road & Rail)	(b)	6.375%	10/15/2017	150,000	181,550

19	(continued)

Ohio National Fund, Inc.	Omni Portfolio (Continued)

Schedule of Investments	December 31, 2012

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
INDUSTRIALS (continued)
Norfolk Southern Corp. (Road & Rail)		3.000%	04/01/2022	$75,000	$76,997

					524,454

INFORMATION TECHNOLOGY – 0.5%
Computer Sciences Corp. (IT Svs.)		6.500%	03/15/2018	150,000	175,103

MATERIALS – 0.7%
Freeport-McMoRan Copper & Gold, Inc. (Metals & Mining)		3.550%	03/01/2022	75,000	74,447
Newmont Mining Corp. (Metals & Mining)		3.500%	03/15/2022	75,000	77,418
Teck Resources Ltd. (Metals & Mining)		3.750%	02/01/2023	75,000	76,997

					228,862

TELECOMMUNICATION SERVICES – 1.6%
AT&T, Inc. (Diversified Telecom. Svs.)		3.000%	02/15/2022	75,000	78,070
Telecom Italia Capital SA (Diversified Telecom. Svs.)		5.250%	10/01/2015	100,000	106,650
Verizon Communications, Inc. (Diversified Telecom. Svs.)		3.850%	11/01/2042	75,000	73,845
America Movil SAB de CV (Wireless Telecom. Svs.)		5.750%	01/15/2015	100,000	110,241
Rogers Communications, Inc. (Wireless Telecom. Svs.)		5.500%	03/15/2014	150,000	158,725

					527,531

UTILITIES – 4.1%
Commonwealth Edison Co. (Electric Utilities)		5.950%	08/15/2016	75,000	87,458
Kansas City Power & Light Co. (Electric Utilities)		5.850%	06/15/2017	150,000	174,824
Nevada Power Co. (Electric Utilities)		5.950%	03/15/2016	75,000	86,025
Pennsylvania Electric Co. (Electric Utilities)		6.050%	09/01/2017	150,000	175,816
South Carolina Electric & Gas Co. (Electric Utilities)		4.350%	02/01/2042	75,000	79,246
Union Electric Co. (Electric Utilities)		6.400%	06/15/2017	150,000	183,342
Westar Energy, Inc. (Electric Utilities)		4.125%	03/01/2042	75,000	78,349
Southwest Gas Corp. (Gas Utilities)		3.875%	04/01/2022	75,000	82,847
Spectra Energy Capital LLC (Gas Utilities)		5.500%	03/01/2014	100,000	105,221
Southern Power Co. (Ind. Power Prod. & Energy Traders)		4.875%	07/15/2015	100,000	109,593
American Water Capital Corp. (Water Utilities)		6.085%	10/15/2017	150,000	179,411

					1,342,132

Total Corporate Bonds (Cost $6,577,552)					$7,331,273

U.S. Treasury Obligations – 1.3%		Rate	Maturity	Face Amount	Value
United States Treasury Note		3.375%	11/15/2019	$300,000	$344,602
United States Treasury Note		1.625%	08/15/2022	100,000	99,250

Total U.S. Treasury Obligations (Cost $409,565)					$443,852

Money Market Funds – 3.4%				Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I				1,118,000	$1,118,000

Total Money Market Funds (Cost $1,118,000)					$1,118,000

Total Investments – 99.3% (Cost $30,999,122)	(d)				$32,980,676
Other Assets in Excess of Liabilities – 0.7%					224,013

Net Assets – 100.0%					$33,204,689

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At December 31, 2012, the value of these securities totaled $458,756, or 1.4% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(c)	Fixed-to-floating rate, callable, perpetual life trust preferred security. Interest rates stated are those in effect at December 31, 2012.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

20

Ohio National Fund, Inc.	International Portfolio

Objective/Strategy

The International Portfolio seeks total return on assets by investing at least 80% of its assets in securities of foreign companies.

Performance as of December 31, 2012

Average Annual Total Returns:
One year	20.25%
Five years	-2.41%
Ten years	6.59%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2012, the International Portfolio returned 20.25% versus 16.83% for the current benchmark, the MSCI All Country World ex-USA Index (Net-USD).

The market rallied over the year as moderate growth and supportive monetary policy across the globe boosted investor sentiment. News flow surrounding the debt crisis in the EuroZone, U.S. jobs growth and the “fiscal cliff”, and economic growth in China drove markets as the “risk-on/risk-off” environment continued to be a major influence in performance. While actions taken during the year lessened the risks, long-term solutions to these major issues are a work in progress. Uncertainty about leadership changes in the U.S., Japan, and China also weighed on markets through the end of the year. While leadership transitions in these countries neared completion, many challenges remain for the world’s three largest economies.

In 2012, global equity markets had their best start since 1998. Attempts by central banks to push the global economy further along the path of recovery continued. The European Central Bank (ECB) injected over €525 billion euros of liquidity as part of the Long Term Refinancing Operation (LTRO) in an attempt to improve balance sheets and restore confidence in the banking system. As a result, long term sovereign yields in Spain and Italy, for example, fell during the year from the “danger zone” (greater than 7%) down to a manageable 4 to 5% range. Meanwhile, Greece completed the largest debt restructuring of the modern era in order to avoid defaulting on its obligations.

Global growth was unclear at times during the year, but markets rallied over time on valuation, lower volatility, and liquidity support. In August, a major policy announcement by the ECB to do “whatever it takes” to avoid a melt-down in the EuroZone, combined with the Federal Reserve’s launching of another round of quantitative easing (QE3), extended the stock market rally. Globally, the equity indices were led higher by deep value stocks, select emerging markets and Europe. As positive economic and corporate news buttressed policy response, equity volatility hit a five year low. In addition, during the third quarter, the ECB cut its benchmark rate by 0.25% to a record low of 0.75% to help fight economic weakness. As we entered September, Germany’s Constitutional Court approved the formation of the European Stability Mechanism (the “ESM”), a permanent EuroZone bailout fund designed to lend governments the necessary funds to recapitalize their banking systems. At year end, the situation surrounding the European sovereign debt crisis had improved.

While headlines focused on China’s slowing growth, the world’s second largest economy continued to expand rapidly as the country shifted its focus from low-end exports to higher value-added goods and to domestic-led growth. Gross domestic product (GDP) in the third quarter grew at 7.4%, while industrial production recovered from summer lows to close the year above 10%. The Chinese labor market remained healthy, with the unemployment rate at only 4.1% in September. In addition to monetary easing, the Chinese government continued to invest in infrastructure by spending over $158 billion on subway projects, highway construction, and sewage treatment plants. The Chinese political leadership transition was completed in November, with positive trends developing late in 2012. Growth, solid retail sales, and the improving industrial production drove equity market performance.

In Latin America, the Brazilian central bank surprised the market by lowering its key target interest rate from 11.0% to 7.25%. Reduced borrowing rates and solid demand meant many emerging markets, such as Brazil and Mexico, experienced improving economic growth driven by domestic demand, foreign direct investment, and favorable demographics.

For the year ended December 31, 2012, the MSCI Emerging Markets Index returned 18.2%, out-performing the MSCI EAFE Index that returned 17.3%. The MSCI EAFE Index represents developed markets outside of North America. Furthermore, there was a divergence amongst country returns. Select developed countries beat MSCI USA Index (+15.3%) returns, including MSCI Belgium (+39.6%), MSCI Denmark (+31.3%), and MSCI Germany (+30.9%). MSCI Turkey (+64.2%) topped the emerging country index returns.

Country allocation remained the primary driver of performance as it has consistently been over the past four years. Our country ranking process seeks to identify healthy economies trading at reasonable valuation levels and favorable macro-economic outlooks. The Portfolio maintained exposure to select healthy and high sovereign quality markets, both developed and emerging.

In Europe, the Portfolio maintained its overweight in Germany as strength in German companies supported the labor market with unemployment hovering around new post-reunification lows below 7%. Low borrowing costs and solid product offerings boosted performance of re-insurer Munich Re (+52.3%) and financial giant Allianz SE (+50.4%). Strong global demand for autos drove tire and parts supplier Continental AG (+88.0%) upward. Norway, the Portfolio’s second largest overweight allocation, contributed to performance as companies benefited from continued demand for commodities. Our Norwegian basket was led by fertilizer producer Yara International ASA (+25.7%), and petroleum exploration companies TGS Nopec Geophysical Co. ASA (+52.9%), and Fred Olsen Energy ASA (+42.7%).(1)

Mexico was the Portfolio’s second best performer as the country continued to benefit from a return to growth in U.S. manufacturing, solid domestic demand, positive consumer trends, and strong foreign direct investment. Companies such as Grupo Financiero Banorte SAB de CV (+113.7%), Alfa SAB de CV (+96.5%) and Fomento Economico Mexicano SAB de CV (+45.6%) turned in positive performance as demand for domestic banking services, auto manufacturing and consumer goods supported growth.(1)

21	(continued)

Ohio National Fund, Inc.	International Portfolio (Continued)

South Korea was the Portfolio’s best performing Asian exposure. While the domestic economy experienced subpar growth despite stimulus measures, the export economy provided some signs that the Korean economy is in the early stages of a recovery as electronics and industrial companies benefitted from global demand. Samsung Electronics Co. Ltd. (+54.9%) and Samsung Heavy Industries Co. Ltd. (+48.7%) out-performed during the year.(1)

The Portfolio’s weakest performing country allocation on a relative basis was Japan. Japan’s economy began the year with a rebound; however growth moderated in the second quarter as the recovery from the 2011 earthquake slowed. By the third quarter Japan’s economy began to shrink amid declining exports and domestic demand. A political row with China over disputed territories hurt Japanese exporters and investor sentiment. At the end of the year, there was a landslide election for the opposition party (LDP). Expectations for new economic policies, including quantitative easing, by the incoming administration led to dramatic weakening of the yen, which offset in part a recovery in the stock market. During the year, Portfolio holdings such as: Daiichi Sankyo Co. Ltd. (-20.6%), Nidec Corp. (-32.2%) and Shiseido Co. Ltd. (-16.9%), underperformed.(1)

The Portfolio used foreign exchange currency forwards to reduce risk. During the year, the overall net returns of the forward positions contributed positively to performance. Meaningful contributions came from our short yen (vs. U.S. dollar) and long New Zealand dollar (vs. U.S. dollar) positions.(1)

We are consistently applying our long-term methodology that seeks to identify countries and stocks with growth and stability in earnings and cash flows. Our country ranking process seeks to identify high quality economies trading at reasonable valuation levels with favorable macro-economic outlooks. We continue to find country and stock holdings that are attractive for the long-term. The latest research shows that country effects have remained the most influential driver of returns in a well-diversified international portfolio. Portfolio management believes the importance of country allocation is likely to persist, given the increasing fundamental divergences between countries (even within the EuroZone) and increased macro-economic instability related to sovereign indebtedness. The Portfolio maintained exposure to select healthy, high-quality developed markets. Our highest conviction overweight investments include Germany and Norway, while we underweighted European peripheral, debt-laden economies such as Spain, Ireland, and Portugal. The Portfolio maintained its overweight in Germany on the belief that long term fundamentals will be the key driver of stock returns and that German shares will benefit from continued low European Central Bank rates and a competitive euro. The Portfolio is overweight in Norway, as the country has strong public finances and is benefiting most from the boom in off-shore oil and gas exploration.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2012.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The MSCI All Country World Ex-USA Index (Net-USD) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed and emerging markets. The MSCI All Country World Index consists of 24 developed and 21 emerging market country indices.

22	(continued)

Ohio National Fund, Inc.	International Portfolio (Continued)

Portfolio Composition as of December 31, 2012 (1)

% of Net Assets
Common Stocks (3)	96.0
Preferred Stocks (3)	0.7
U.S. Treasury Obligations	0.2
Money Market Funds Less Net Liabilities	3.1

100.0

Top 10 Portfolio Holdings as of December 31, 2012 (1)(2)

% of Net Assets
1. Samsung Electronics Co. Ltd.	3.7
2. Siemens AG	3.1
3. Statoil ASA	2.9
4. Yara International ASA	2.3
5. HSBC Holdings PLC	2.2
6. Novo Nordisk A/S – ADR	2.1
7. Allianz SE	2.1
8. Daimler AG	2.1
9. BASF SE	1.9
10. Hyundai Motor Co.	1.9

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Country Weightings (combined):

% of Net Assets
Germany	20.7
Japan	12.0
South Korea	11.4
Norway	11.2
Mexico	10.5
Brazil	9.2
Denmark	7.3
China	6.0
United Kingdom	3.9
Hong Kong	2.9

23

Ohio National Fund, Inc.	International Portfolio

Schedule of Investments	December 31, 2012

Common Stocks – 96.0%		Shares	Value
Germany – 20.7%
Allianz SE	(b)	27,100	$3,777,658
Axel Springer AG	(b)	10,000	428,099
BASF SE	(b)	37,100	3,508,172
Bayer AG	(b)	7,800	743,822
Bayerische Motoren Werke AG	(b)	30,300	2,948,523
Continental AG	(b)	15,518	1,808,674
Daimler AG	(b)	67,400	3,710,744
Deutsche Telekom AG	(b)	69,200	787,697
Deutsche Wohnen AG	(b)	39,250	728,677
Fresenius SE & Co. KGaA	(b)	4,900	563,835
Gerresheimer AG	(b)	17,400	924,548
Gerry Weber International AG	(b)	12,200	590,917
Hannover Rueckversicherung AG	(b)	25,300	1,981,590
Hugo Boss AG	(b)	8,200	871,457
Kabel Deutschland Holding AG	(b)	11,800	888,134
Leoni AG	(b)	14,800	563,048
Muenchener Rueckversicherungs AG	(b)	17,710	3,197,146
RWE AG	(b)	18,200	754,890
SAP AG – ADR		13,300	1,069,054
Siemens AG	(b)	51,314	5,611,216
Suedzucker AG	(b)	27,800	1,141,108
TAG Immobilien AG	(c)	57,100	715,630

			37,314,639

Japan – 12.0%
Aisin Seiki Co. Ltd.	(b)	43,200	1,349,011
Asahi Kasei Corp.	(b)	485,000	2,867,859
Astellas Pharma, Inc.	(b)	31,200	1,402,801
Chugai Pharmaceutical Co. Ltd.	(b)	40,000	766,403
Hitachi Ltd.	(b)	220,000	1,294,591
Japan Tobacco, Inc.	(b)	73,600	2,079,153
Kaneka Corp.	(b)	251,000	1,269,971
Kuraray Co. Ltd.	(b)	61,500	806,213
Mitsubishi Chemical Holdings Corp.	(b)	211,500	1,053,603
Murata Manufacturing Co. Ltd.	(b)	27,000	1,592,767
Nitto Denko Corp.	(b)	17,800	876,626
Shionogi & Co. Ltd.	(b)	115,000	1,916,340
Shiseido Co. Ltd.	(b)	144,000	2,032,624
Taiyo Nippon Sanso Corp.	(b)	190,000	1,093,114
Takeda Pharmaceutical Co. Ltd.	(b)	28,900	1,291,685

			21,692,761

South Korea – 11.4%
Coway Co. Ltd.	(a)(b)	18,973	771,356
Hyundai Heavy Industries Co. Ltd.	(b)	3,580	814,532
Hyundai Marine & Fire Insurance Co. Ltd.	(b)	17,000	530,662
Hyundai Motor Co.	(b)	16,800	3,463,220
Kia Motors Corp.	(b)	48,600	2,584,235
Korea Electric Power Corp.	(a)(b)	14,800	420,248
Mando Corp.	(b)	5,600	677,763
Samsung Electronics Co. Ltd.	(b)	4,693	6,742,900
Samsung Heavy Industries Co. Ltd.	(b)	36,500	1,333,643
Samsung SDI Co. Ltd.	(b)	10,300	1,461,936
Samsung Techwin Co. Ltd.	(b)	10,000	561,333
SK Innovation Co. Ltd.	(b)	6,900	1,141,699

			20,503,527

Norway – 11.2%
DNB ASA	(b)	207,985	2,658,393
Fred Olsen Energy ASA	(b)	49,966	2,193,757
Norwegian Air Shuttle AS	(a)(b)	28,697	750,021
Seadrill Ltd.	(b)	60,466	2,227,682
Statoil ASA	(b)	207,800	5,237,516
Telenor ASA	(b)	49,800	1,014,019
TGS Nopec Geophysical Co. ASA	(b)	55,600	1,836,229
Yara International ASA	(b)	84,500	4,213,054

			20,130,671

Common Stocks (Continued)		Shares	Value
Mexico – 10.5%
Alfa SAB de CV		998,000	$2,121,647
America Movil SAB de CV – ADR		120,400	2,786,056
Fomento Economico Mexicano SAB de CV – ADR		34,000	3,423,800
Genomma Lab Internacional SAB de CV	(a)	336,900	692,237
Grupo Aeroportuario del Sureste SAB de CV – ADR		7,600	866,400
Grupo Financiero Banorte SAB de CV		414,400	2,675,937
Grupo Financiero Santander Mexico SAB de CV – ADR	(a)	57,595	931,887
Grupo Mexico SAB de CV		487,609	1,758,988
Grupo Televisa SAB – ADR		28,600	760,188
Industrias Penoles SAB de CV		22,500	1,134,913
Wal-Mart de Mexico SAB de CV		539,200	1,759,471

			18,911,524

Brazil – 8.5%
Banco do Brasil SA		109,600	1,370,335
BM&FBovespa SA		118,000	806,838
Cia Brasileira de Distribuicao Grupo Pao de Acucar – ADR		19,600	870,044
Cia de Bebidas das Americas – ADR		34,900	1,465,451
Cielo SA		50,400	1,402,831
Itau Unibanco Holding SA – ADR		52,900	870,734
Localiza Rent a Car SA		56,300	1,031,136
Mills Estruturas e Servicos de Engenharia SA		52,000	863,492
Petroleo Brasileiro SA – ADR		51,700	997,810
Porto Seguro SA		51,500	590,835
Tim Participacoes SA – ADR		42,600	844,332
Tractebel Energia SA		60,000	977,289
Vale SA – ADR		165,100	3,351,530

			15,442,657

Denmark – 7.3%
AP Moeller – Maersk A/S	(b)	155	1,173,761
Carlsberg A/S	(b)	19,000	1,871,812
Chr. Hansen Holding A/S	(b)	45,200	1,472,021
Danske Bank A/S	(a)(b)	95,800	1,627,083
DSV A/S	(b)	52,500	1,358,302
GN Store Nord A/S	(b)	56,000	813,847
Novo Nordisk A/S – ADR		23,200	3,786,472
Rockwool International A/S	(b)	9,900	1,113,010

			13,216,308

China – 6.0%
Air China Ltd.	(b)	1,908,000	1,636,328
Baidu, Inc. – ADR	(a)	4,700	471,363
Bank of China Ltd.	(b)	2,090,000	951,996
CNOOC Ltd. – ADR		8,800	1,936,000
Datang International Power Generation Co. Ltd.	(b)	1,150,000	442,181
Dongfeng Motor Group Co. Ltd.	(b)	482,000	758,862
Golden Eagle Retail Group Ltd.	(b)	340,000	847,703
Great Wall Motor Co. Ltd.	(b)	290,000	923,196
PetroChina Co. Ltd. – ADR		7,400	1,063,972
PICC Property & Casualty Co. Ltd.	(b)	460,000	657,002
Tencent Holdings Ltd.	(b)	37,000	1,210,554

			10,899,157

United Kingdom – 3.9%
Burberry Group PLC	(b)	53,865	1,082,766
HSBC Holdings PLC	(b)	377,575	4,001,073
Subsea 7 SA	(b)	80,530	1,935,321

			7,019,160

Hong Kong – 2.9%
Bosideng International Holdings Ltd.	(b)	2,700,000	809,281
China Mobile Ltd. – ADR		33,200	1,949,504
China Overseas Land & Investment Ltd.	(b)	512,000	1,556,699
Guangdong Investment Ltd.	(b)	1,080,000	853,985

			5,169,469

24	(continued)

Ohio National Fund, Inc.	International Portfolio (Continued)

Schedule of Investments	December 31, 2012

Common Stocks (Continued)		Shares	Value
Italy – 0.7%
Prada SpA	(b)	138,000	$1,341,822

Sweden – 0.6%
Nordea Bank AB	(b)	111,800	1,075,395

Ireland – 0.3%
Shire PLC	(b)	15,000	461,417

Total Common Stocks (Cost $136,638,308)			$173,178,507

Preferred Stocks – 0.7%		Shares	Value
Brazil – 0.7%
Marcopolo SA		103,000	$648,938
Randon Participacoes SA		95,000	588,791

Total Preferred Stocks (Cost $1,061,388)			$1,237,729

U.S. Treasury Obligations – 0.2%		Face Amount	Value
U.S. Treasury Bill 0.000% Coupon, 01/03/2013	(d)	$150,000	$150,000
U.S. Treasury Bill 0.000% Coupon, 03/14/2013	(d)	175,000	174,989

Total U.S. Treasury Obligations (Cost $324,940)			$324,989

Money Market Funds – 5.3%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class 2		9,151,560	$9,151,560
State Street Institutional U.S. Government Money Market Fund Institutional Class		400,484	400,484

Total Money Market Funds (Cost $9,552,044)			$9,552,044

Total Investments – 102.2% (Cost $147,576,680)	(e)		$184,293,269
Liabilities in Excess of Other Assets – (2.2)%			(3,949,137)

Net Assets – 100.0%			$180,344,132

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-Income producing security.

(b)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $127,832,331, or 70.9% of the Portfolio’s net assets.

(c)	As discussed in Note 2 of the Notes to Financial Statements, not all investments that are traded on a foreign exchange are valued at an estimate that is different from the local close price. In some instances, the independent fair valuation service uses a stock’s local close price because the service’s measure of predictability related to their valuation model of a stock is below a chosen threshold. These securities represent $715,630, or 0.4% of the Portfolio’s net assets.

Other Portfolio securities are not subjected to fair valuation procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(d)	Security is fully or partially pledged as collateral for the Portfolio’s futures contracts outstanding at December 31, 2012. See also Note 6 of the Notes to Financial Statements.

(e)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

Sector Classifications (Common and preferred stocks): (Percent of net assets)

Financials	17.0%
Consumer Discretionary	15.1%
Materials	13.0%
Industrials	11.4%
Energy	10.3%
Information Technology	8.4%
Consumer Staples	8.1%
Health Care	7.4%
Telecommunication Services	4.1%
Utilities	1.9%

96.7%

The accompanying notes are an integral part of these financial statements.

25

Ohio National Fund, Inc.	Capital Appreciation Portfolio

Objective/Strategy

The Capital Appreciation Portfolio seeks long-term capital growth by investing primarily in common stocks of established companies with either current or emerging earnings growth not fully appreciated or recognized by the market.

Performance as of December 31, 2012

Average Annual Total Returns:
One year	17.59%
Five years	3.34%
Ten years	8.29%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2012, the Capital Appreciation Portfolio returned 17.59% versus 16.00% for the current benchmark, the S&P 500 Index.

Despite some modest losses in the fourth quarter, U.S. equity markets posted solid gains in 2012: the broad market S&P 500 Index advanced 16% for the year, while the Russell 3000 Index rose 17%. For much of 2012, investor sentiment ebbed and flowed with macro-economic events, most notably Europe’s economic malaise and China’s slowdown. In the fourth quarter, investors also focused on the U.S. presidential election and negotiations to avert the so-called “fiscal cliff” — legislatively-mandated tax increases and spending cuts set to take effect in 2013. Away from Washington, investors gauged the strength of retail spending into the important holiday season. The U.S. housing market continued to recover, employment continued to modestly improve, and corporate profitability met expectations.

U.S. Federal Reserve policy remained accommodative, with a new round of quantitative easing that included Treasury purchases of non-government obligations, primarily U.S. mortgage-backed securities. With European economies stalled and a dearth of policy measures to boost growth, the U.S. dollar held firm against the euro. In Japan, December’s elections resulted in a new administration and plans for fiscal easing, which had the effect of checking the yen’s persistent strength against the U.S. dollar. China completed its leadership transition, setting the country’s political landscape through the end of the decade. The political handoff coincided with signs of renewed economic growth and higher domestic stock prices.

All sectors in the S&P 500 Index and the Russell 3000 Index gained well into the double digits, except for Utilities and Energy, which had single digit returns. The Financials and Consumer Discretionary sectors were the standout performers. Overall, larger cap stocks significantly out-performed small caps, and value stocks had a slight edge over growth stocks.

Stock picking in the Consumer Discretionary, Financials, and Energy sectors, along with an overweight position in Consumer Discretionary, accounted for most of the Portfolio’s out-performance. Stock selection in Information Technology and Industrials detracted most from relative performance. An overweight position in Energy and an underweight position in Financials were also detrimental.(1)

The five best performing holdings were The Ryland Group, Inc., Morgan Stanley, Expedia, Inc., PPG Industries, Inc., and Cobalt International Energy, Inc. The five worst performing holdings were Peabody Energy Corp., Monster Worldwide, Inc., Navistar International, Dell, Inc., and Newfield Exploration Co. The five largest contributors to returns were Comcast Corp., The Ryland Group, Inc., Pinnacle Entertainment, Inc., News Corp., and Morgan Stanley. The five largest detractors from returns were International Game Technology, Exelon Corp., Navistar International, CONSOL Energy, Inc., and Newfield Exploration Co.(1)

Within Consumer Discretionary, media companies were the source of most gains, and were led by Comcast Corp. and News Corp. Comcast Corp., the largest cable provider in the U.S., continues to gain share at accretive cash margins in broadband, voice, and business telecommunications. With higher pricing and a fairly stable non-programming operating expense base, the company has been generating double-digit growth in free cash flow that we believe is sustainable due to high barriers to entry. Moreover, the substantial cash generation and under-leveraged balance sheet are likely to drive rising dividends and buybacks in 2013. A possible increase in video subscriptions in the fourth quarter, reversing a recent multi-year trend, could provide a major catalyst for 2013. The shares continue to trade at a material discount to intrinsic value. Nevertheless, we have trimmed our position over the past several months as the risk/reward has narrowed.(1)

The Ryland Group, Inc., a homebuilder and mortgage finance company, was also a major individual contributor from the Consumer Discretionary sector. The Ryland Group, Inc. has seen its stock steadily rise along with those of industry peers since midyear as signs of a revival in the housing market accumulated. The stock approached full valuation and we exited our position.(1)

Also in Consumer Discretionary, Pinnacle Entertainment, Inc. was particularly strong. Shares of Pinnacle Entertainment, Inc. surged after the company announced it would acquire Ameristar Casinos, Inc., another regional casino operator. The merger would substantially increase the size of Pinnacle Entertainment, Inc. and give it a majority market share in St. Louis. Pinnacle Entertainment, Inc. is also likely to realize substantial synergies and a boost in earnings and free cash flow. The acquisition could also position Pinnacle Entertainment, Inc. to form a real estate investment trust (REIT). Earlier in the year, Pinnacle Entertainment, Inc. reported a strong third quarter, with earnings exceeding expectations. We continue to believe the reward/risk in the shares is above 2:1, though we trimmed our position at the end of the quarter as that reward/risk relationship narrowed.(1)

News Corp. shares have remained elevated since the company announced a spin off of its publishing businesses, its lowest multiple and slowest growing unit. A spin off, long sought by investors, would separate the company’s shrinking newspapers, book publishing, and education businesses from its faster growing cable, film, and television production businesses. The company also continues to repurchase shares and rationalize its extensive portfolio of minority investments. We believe the reward/risk in the shares remains above 2:1.(1)

26	(continued)

Ohio National Fund, Inc.	Capital Appreciation Portfolio (Continued)

In the robust Financials sector, Morgan Stanley was the leading individual contributor in the Portfolio. We took advantage of a strong first quarter rally in the stock to exit the position as we expected brokers’ trading volumes to slow during the second half of 2013 due to worries over the fiscal cliff and the European crisis. Following a threat at midyear of a downgrade from Moody’s, which knocked down shares of Morgan Stanley by over 40%, we re-established a position with the stock selling at 60% of tangible book value. Morgan Stanley shares got a boost from a favorable settlement of the company’s arbitration with Citigroup over the price to be paid for the remainder of Citigroup’s Smith Barney retail brokerage unit. We believe Morgan Stanley remains an undervalued capital markets franchise that will receive a majority of revenues from global wealth management, a business which should have better margins and less cyclicality than the institutional brokerage business.(1)

While Consumer Discretionary produced most of the top individual contributors, it also yielded the largest detractor, International Game Technology, an electronic gaming equipment producer. The setback came after the company acquired an internet gaming company in the first quarter and then missed June quarter earnings expectations following dampened play by high spending customers and some pressure on game lease pricing due to the sluggish economy. Although not enough to erase earlier losses, shares of International Game Technology came off midyear lows as equipment and replacement sales and margins in North America began to pick up and the company issued guidance for 2013 that was above expectations. On top of that, International Game Technology announced a large multiyear buyback, much of which was completed in the final six months of 2012. The company continues to generate substantial sustainable free cash flow and the risk/reward and valuation remain attractive.(1)

Stock selection in Information Technology and Industrials detracted from relative performance the most, with Navistar International, a manufacturer of commercial and military trucks, buses, diesel engines, and other parts, producing the greatest losses in Industrials. Navistar International reported earnings earlier in the year that reflected a deterioration in its core trucking business and a downturn in its international business that was attributable to a slowdown in Brazil. In addition, doubts persisted about whether Navistar International would receive Environmental Protection Agency approval for its HD engine. Even if approval was granted, it was unlikely that Navistar International could reach its second half market share goals. We exited our position in the stock.(1)

Several other major detractors came from the generally weaker-performing Utilities and Energy sectors, including Exelon Corp. in Utilities and CONSOL Energy, Inc. in Energy. Shares of Exelon Corp., a nuclear power company, were weighed down by weak power prices undermined by reduced demand. Exelon Corp.’s shares came under increasing pressure as the market believed downward revisions of earnings estimates could accelerate as third quarter reporting approached and as compression in long-dated forward power prices in 2015 and 2016 reduced the long-term earnings per share growth trajectory for Exelon Corp. We have exited our position in the stock.(1)

Shares of CONSOL Energy, Inc., a natural gas and coal producer, have been under pressure through much of the period due to low prices for both natural gas and coal. As demand for coal has weakened, CONSOL Energy, Inc., acting prudently, temporarily shut down production at two of its mines to avoid building inventories or selling into a weak spot coal market. Shares were further weakened following the reelection of President Obama on renewed concerns about potentially new regulations affecting the coal industry. We believe coal will continue to be the source of at least 40% of U.S. electricity because of the country’s sizeable coal reserves. The company is selling at a discount to net asset value and maintains its position as a low-cost producer of both coal and natural gas. This could drive attractive earnings growth over the next several years as domestic and seaborne coal prices rebound and CONSOL Energy, Inc.’s gas operations fulfill their production target of a 20% compound annual growth rate (CAGR) through 2015.(1)

Newfield Exploration Co. is an oil and gas exploration and production company with operations in the U.S., Malaysia, and China. Its shares fell sharply after it announced that production from its fields in Malaysia had reached payout limits under production sharing contracts (PSCs) earlier than expected, therefore reducing Newfield Exploration Co.’s share of barrels produced in 2013 as the payout shifted more in favor of the Malaysian government. Although the net present value of the project was not impacted, the market reacted negatively to lowered production growth in 2013. We continue to think the shares are undervalued and feel the company’s exposure to the new South Central Oklahoma Oil Province (SCOOP) play in the Cana Woodford area of Oklahoma offers solid upside potential to the shares.(1)

As we begin 2013, the global economy seems to be in a nascent recovery; although the recovery is not well developed, the economy is moving in the right direction. The broad markets have significantly rebounded from the credit crisis lows of 2009, but significant fiscal and structural risks remain and need to be carefully monitored.

Although markets have rallied on the averting of the “fiscal cliff”, we see this as only a temporary fix because the compromise does very little to solve the budget deficit. Current projections indicate that in the next few years, spending will rise much more than revenue expected from the recent tax increases on higher incomes, resulting in the deficit increasing unless government spending is reduced. Through our company interactions, it will be interesting to hear if the fiscal agreement instills enough confidence in company management to spur the capital expenditures needed to strengthen the recovery. As we approach the country’s debt ceiling and a new date for the spending “sequester,” uncertainty will inevitably rise and, as such, we expect the markets to remain volatile throughout 2013. As always, stock picking will be key to long-term performance, bearing in mind that political and macro-economic concerns may trump company fundamentals in the very short term.

We continue to be vigilant in culling our more fully valued positions and redeploying into securities with highly attractive reward/risk profiles. We remain focused on finding the best reward/risk opportunities that we can regardless of market cap or style.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2012.

27	(continued)

Ohio National Fund, Inc.	Capital Appreciation Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

Portfolio Composition as of December 31, 2012 (1)

% of Net Assets
Common Stocks (3)	95.8
Money Market Funds Less Net Liabilities	4.2

100.0

Top 10 Portfolio Holdings as of December 31, 2012 (1) (2)

% of Net Assets
1. Monsanto Co.	2.3
2. Pfizer, Inc.	2.1
3. Cameron International Corp.	2.0
4. Schlumberger Ltd.	2.0
5. Google, Inc. Class A	2.0
6. Goldman Sachs Group, Inc. / The	1.9
7. Pinnacle Entertainment, Inc.	1.9
8. Comcast Corp. Class A	1.9
9. News Corp. Class A	1.8
10. Microsoft Corp.	1.8

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Consumer Discretionary	20.2
Information Technology	14.5
Energy	11.9
Financials	11.3
Industrials	11.0
Health Care	10.8
Consumer Staples	7.7
Materials	4.9
Utilities	1.8
Telecommunication Services	1.7

95.8

28

Ohio National Fund, Inc.	Capital Appreciation Portfolio

Schedule of Investments	December 31, 2012

Common Stocks – 95.8%		Shares	Value
CONSUMER DISCRETIONARY – 20.2%
Lear Corp. (Auto Components)		40,392	$1,891,961
Toyota Motor Corp. - ADR (Automobiles)		19,590	1,826,768
Accor SA (Hotels, Restaurants & Leisure)	(b)	41,144	1,467,491
Hyatt Hotels Corp. Class A (Hotels, Restaurants & Leisure)	(a)	41,299	1,592,902
International Game Technology (Hotels, Restaurants & Leisure)		131,211	1,859,260
Pinnacle Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	141,020	2,232,347
Wendy’s Co. / The (Hotels, Restaurants & Leisure)		378,219	1,777,629
Comcast Corp. Class A (Media)		60,399	2,171,344
Liberty Global, Inc. (Media)	(a)	20,838	1,224,233
Live Nation Entertainment, Inc. (Media)	(a)	151,134	1,407,058
News Corp. Class A (Media)		83,269	2,126,690
Thomson Reuters Corp. (Media)		41,159	1,196,081
Viacom, Inc. Class B (Media)		24,264	1,279,683
GameStop Corp. Class A (Specialty Retail)		51,097	1,282,024

			23,335,471

CONSUMER STAPLES – 7.7%
CVS Caremark Corp. (Food & Staples Retailing)		35,924	1,736,925
Wal-Mart Stores, Inc. (Food & Staples Retailing)		23,974	1,635,746
Bunge Ltd. (Food Products)		25,401	1,846,399
Kraft Foods Group, Inc. (Food Products)		16,750	761,623
Mondelez International, Inc. Class A (Food Products)		62,140	1,582,706
Tyson Foods, Inc. Class A (Food Products)		66,258	1,285,405

			8,848,804

ENERGY – 11.9%
Cameron International Corp. (Energy Equip. & Svs.)	(a)	40,546	2,289,227
Ensco PLC Class A (Energy Equip. & Svs.)		20,624	1,222,591
Schlumberger Ltd. (Energy Equip. & Svs.)		32,915	2,280,680
Cobalt International Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	57,599	1,414,631
CONSOL Energy, Inc. (Oil, Gas & Consumable Fuels)		62,326	2,000,665
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		11,581	1,398,869
Newfield Exploration Co. (Oil, Gas & Consumable Fuels)	(a)	38,255	1,024,469
Peabody Energy Corp. (Oil, Gas & Consumable Fuels)		78,876	2,098,890

			13,730,022

FINANCIALS – 11.3%
Charles Schwab Corp. / The (Capital Markets)		97,726	1,403,345
Evercore Partners, Inc. Class A (Capital Markets)		43,312	1,307,589
Goldman Sachs Group, Inc. / The (Capital Markets)		17,528	2,235,872
Morgan Stanley (Capital Markets)		96,733	1,849,535
Wells Fargo & Co. (Commercial Banks)		52,400	1,791,032
JPMorgan Chase & Co. (Diversified Financial Svs.)		25,806	1,134,690
MetLife, Inc. (Insurance)		60,304	1,986,414
Symetra Financial Corp. (Insurance)		102,466	1,330,009

			13,038,486

HEALTH CARE – 10.8%
Amarin Corp. PLC – ADR (Biotechnology)	(a)	86,443	699,324
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	32,613	1,367,789
Hologic, Inc. (Health Care Equip. & Supplies)	(a)	77,574	1,553,807
Express Scripts Holding Co. (Health Care Providers & Svs.)	(a)	27,728	1,497,312
Quest Diagnostics, Inc. (Health Care Providers & Svs.)		20,325	1,184,338
Universal Health Services, Inc. Class B (Health Care Providers & Svs.)		36,771	1,777,878
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		12,640	806,179
Impax Laboratories, Inc. (Pharmaceuticals)	(a)	60,408	1,237,760
Pfizer, Inc. (Pharmaceuticals)		95,174	2,386,964

			12,511,351

Common Stocks (Continued)		Shares	Value
INDUSTRIALS – 11.0%
Boeing Co. / The (Aerospace & Defense)		24,473	$1,844,285
Exelis, Inc. (Aerospace & Defense)		129,451	1,458,913
Teledyne Technologies, Inc. (Aerospace & Defense)	(a)	9,633	626,819
United Technologies Corp. (Aerospace & Defense)		22,207	1,821,196
Delta Air Lines, Inc. (Airlines)	(a)	97,913	1,162,227
Brink’s Co. / The (Commercial Svs. & Supplies)		30,645	874,302
Dover Corp. (Machinery)		12,595	827,617
Xylem, Inc. (Machinery)		51,386	1,392,561
Kirby Corp. (Marine)	(a)	22,011	1,362,261
Manpower, Inc. (Professional Svs.)		32,878	1,395,342

			12,765,523

INFORMATION TECHNOLOGY – 14.5%
EchoStar Corp. Class A (Communications Equip.)	(a)	11,642	398,389
Juniper Networks, Inc. (Communications Equip.)	(a)	82,336	1,619,549
EMC Corp. (Computers & Peripherals)	(a)	45,659	1,155,173
Google, Inc. Class A (Internet Software & Svs.)	(a)	3,192	2,264,309
Monster Worldwide, Inc. (Internet Software & Svs.)	(a)	92,108	517,647
Broadcom Corp. Class A (Semiconductors & Equip.)		51,653	1,715,396
Maxim Integrated Products, Inc. (Semiconductors & Equip.)		39,799	1,170,091
NVIDIA Corp. (Semiconductors & Equip.)		84,149	1,034,191
Xilinx, Inc. (Semiconductors & Equip.)		48,647	1,746,427
Activision Blizzard, Inc. (Software)		95,618	1,015,463
Cadence Design Systems, Inc. (Software)	(a)	144,148	1,947,440
Microsoft Corp. (Software)		79,560	2,126,639
Splunk, Inc. (Software)	(a)	3,900	113,178

			16,823,892

MATERIALS – 4.9%
Monsanto Co. (Chemicals)		28,054	2,655,311
PPG Industries, Inc. (Chemicals)		8,815	1,193,110
Goldcorp, Inc. (Metals & Mining)		22,457	824,172
United States Steel Corp. (Metals & Mining)		42,212	1,007,600

			5,680,193

TELECOMMUNICATION SERVICES – 1.7%
Vivendi SA (Diversified Telecom. Svs.)	(b)	88,841	2,009,234

UTILITIES – 1.8%
Calpine Corp. (Ind. Power Prod. & Energy Traders)	(a)	115,963	2,102,409

Total Common Stocks (Cost $97,711,015)			$110,845,385

Money Market Funds – 4.4%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		5,110,000	$5,110,000

Total Money Market Funds (Cost $5,110,000)			$5,110,000

Total Investments – 100.2% (Cost $102,821,015)	(c)		$115,955,385
Liabilities in Excess of Other Assets – (0.2)%			(287,526)

Net Assets – 100.0%			$115,667,859

29	(continued)

Ohio National Fund, Inc.	Capital Appreciation Portfolio (Continued)

Schedule of Investments	December 31, 2012

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $3,476,725, or 3.0% of the Portfolio’s net assets. Other Portfolio securities are not subjected to fair valuation procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

30

Ohio National Fund, Inc.	Millennium Portfolio

Objective/Strategy

The Millennium Portfolio seeks capital growth by investing primarily in common stocks of small sized companies.

Performance as of December 31, 2012

Average Annual Total Returns:
One year	9.44%
Five years	-1.31%
Ten years	6.82%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2012, the Millennium Portfolio returned 9.44% versus 14.59% for the current benchmark, the Russell 2000 Growth Index.

The year 2012 offered two distinct stylistic environments. The first three quarters of the year were generally receptive to our more seasoned small cap companies, featuring higher sales and earnings growth and strong bottom-line fundamentals, despite a slight valuation premium to match the elevated expectations. However, the fourth quarter ushered in a “risk-off” environment, likely fueled by political and fiscal uncertainty, which saw the market rotate away from higher growth and higher price per earnings companies, regardless of their fundamentals, in favor of those with lower expectations and perceived risk. The stylistic headwinds of the last three months ended up being the defining period for the Portfolio in 2012.

Broadly looking at the Portfolio’s sector positioning for the year, the strategy was meaningfully overweighted in Information Technology and Consumer Discretionary and underweighted in Materials, Financials, Industrials, and Health Care. With respect to 2012 performance attribution, stock selection was the primary driver of alpha in the Portfolio. While stock selection in Information Technology, Consumer Discretionary, and Consumer Staples was positive, it was ultimately unable to offset poor selection across the other sectors.(1)

Drilling down to the Portfolio’s holdings, Catamaran Corp., a provider of pharmacy benefit management (PBM) services and health care information technology solutions designed to assist customers in reducing the cost and complexity of their prescription drug programs, was the top contributor to performance for the full year. Earlier in the year, the company reached an agreement to acquire and merge with Catalyst Health Solutions. The market viewed this deal positively, due to the accretive nature and potential synergies of the combined entity.(1)

Acco Brands Corp., a supplier of office products to the office merchandise resale industry, was the leading detractor from relative performance. Acco Brands Corp. designs, develops, manufactures, and markets a variety of traditional and computer-related office products, supplies, and equipment. The company’s results faltered as a sustained slowdown in the office products industry unfortunately offset expected synergies from their MeadWestvaco Corp. merger. We subsequently sold the position.(1)

As we look ahead into the New Year, we just can’t quite shake that feeling of déjà vu. We are once again faced with dire deadlines complicated by substantial ideological differences, a political environment ripe for acrimony, and an appalling disregard for effective political compromise. The end result is that we expect the confidence and market gains from this year-end cliff deal to be fleeting as we enter 2013, with the first quarter likely to be characterized by more uncertainty-driven market volatility. However, we also feel it is important to remember the lesson of 2012, which is not to under-estimate the resiliency of both our economy and the financial markets. Valuations are currently reasonable and we’re confident that higher-quality companies that offer unique catalysts and competitive attributes, along with compelling top-line growth that efficiently translates through to the bottom line, will be rewarded by a market that is seeking positive differentiation. To that end, and in spite of the uncertainty that lies ahead, we remain cautiously optimistic that 2013 can be another positive year for small-cap equities.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2012.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity markets. The index presented herein includes the effects of reinvested dividends.

31	(continued)

Ohio National Fund, Inc.	Millennium Portfolio (Continued)

Portfolio Composition as of December 31, 2012 (1)

% of Net Assets
Common Stocks (3)	98.8
Money Market Funds Less Net Liabilities	1.2

100.0

Top 10 Portfolio Holdings as of December 31,
2012 (1) (2)

% of Net Assets
1. Ultimate Software Group, Inc.	1.9
2. Tyler Technologies, Inc.	1.7
3. Stratasys Ltd.	1.6
4. Bonanza Creek Energy, Inc.	1.6
5. MWI Veterinary Supply, Inc.	1.6
6. Pricesmart, Inc.	1.6
7. ICU Medical, Inc.	1.6
8. Generac Holdings, Inc.	1.5
9. Marlin Business Services Corp.	1.5
10. Healthcare Services Group, Inc.	1.5

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	25.5
Health Care	19.0
Consumer Discretionary	18.5
Industrials	15.8
Financials	6.9
Energy	5.3
Consumer Staples	4.2
Materials	3.6

98.8

32

Ohio National Fund, Inc.	Millennium Portfolio

Schedule of Investments	December 31, 2012

Common Stocks – 98.8%		Shares	Value
CONSUMER DISCRETIONARY – 18.5%
Steiner Leisure Ltd. (Diversified Consumer Svs.)	(a)	7,300	$351,787
Bloomin’ Brands, Inc. (Hotels, Restaurants & Leisure)	(a)	20,900	326,876
Orient-Express Hotels Ltd. Class A (Hotels, Restaurants & Leisure)	(a)	31,700	370,573
HSN, Inc. (Internet & Catalog Retail)		6,700	369,036
Brunswick Corp. (Leisure Equip. & Products)		13,200	383,988
Lions Gate Entertainment Corp. (Media)	(a)	28,600	469,040
ANN, Inc. (Specialty Retail)	(a)	9,400	318,096
Cabela’s, Inc. (Specialty Retail)	(a)	8,000	334,000
Chico’s FAS, Inc. (Specialty Retail)		19,900	367,354
Hibbett Sports, Inc. (Specialty Retail)	(a)	8,200	432,140
Lithia Motors, Inc. Class A (Specialty Retail)		11,000	411,620
Tile Shop Holdings, Inc. (Specialty Retail)	(a)	28,000	471,240
Tilly’s, Inc. (Specialty Retail)	(a)	26,800	361,532
Tractor Supply Co. (Specialty Retail)		5,000	441,800
Ulta Salon Cosmetics & Fragrance, Inc. (Specialty Retail)		5,100	501,126
Vitamin Shoppe, Inc. (Specialty Retail)	(a)	6,900	395,784

			6,305,992

CONSUMER STAPLES – 4.2%
Pricesmart, Inc. (Food & Staples Retailing)		7,100	547,055
United Natural Foods, Inc. (Food & Staples Retailing)	(a)	7,800	418,002
Smart Balance, Inc. (Food Products)	(a)	35,400	456,660

			1,421,717

ENERGY – 5.3%
Bonanza Creek Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	19,800	550,242
Kodiak Oil & Gas Corp. (Oil, Gas & Consumable Fuels)	(a)	38,100	337,185
Oasis Petroleum, Inc. (Oil, Gas & Consumable Fuels)	(a)	15,100	480,180
Rosetta Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	10,000	453,600

			1,821,207

FINANCIALS – 6.9%
SCBT Financial Corp. (Commercial Banks)		10,900	437,962
Signature Bank (Commercial Banks)	(a)	7,000	499,380
Texas Capital Bancshares, Inc. (Commercial Banks)	(a)	10,900	488,538
Marlin Business Services Corp. (Diversified Financial Svs.)		25,800	517,548
Jones Lang LaSalle, Inc. (Real Estate Mgmt. & Development)		5,000	419,700

			2,363,128

HEALTH CARE – 19.0%
Alkermes PLC (Biotechnology)	(a)	18,100	335,212
Cubist Pharmaceuticals, Inc. (Biotechnology)	(a)	7,500	315,450
Cyberonics, Inc. (Health Care Equip. & Supplies)	(a)	9,700	509,541
DexCom, Inc. (Health Care Equip. & Supplies)	(a)	32,600	443,686
Endologix, Inc. (Health Care Equip. & Supplies)	(a)	27,100	385,904
ICU Medical, Inc. (Health Care Equip. & Supplies)	(a)	8,700	530,091
Quidel Corp. (Health Care Equip. & Supplies)	(a)	21,900	408,873
Volcano Corp. (Health Care Equip. & Supplies)	(a)	15,100	356,511
Acadia Healthcare Co., Inc. (Health Care Providers & Svs.)	(a)	19,600	457,268
Air Methods Corp. (Health Care Providers & Svs.)		12,600	464,814
Hanger, Inc. (Health Care Providers & Svs.)	(a)	14,400	393,984
MWI Veterinary Supply, Inc. (Health Care Providers & Svs.)	(a)	5,000	550,000
U.S. Physical Therapy, Inc. (Health Care Providers & Svs.)		17,400	479,196

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
ICON PLC – ADR (Life Sciences Tools & Svs.)	(a)	12,400	$344,224
Akorn, Inc. (Pharmaceuticals)	(a)	37,300	498,328

			6,473,082

INDUSTRIALS – 15.8%
DigitalGlobe, Inc. (Aerospace & Defense)	(a)	18,000	439,920
HEICO Corp. (Aerospace & Defense)		10,000	447,600
Hexcel Corp. (Aerospace & Defense)	(a)	15,500	417,880
Echo Global Logistics, Inc. (Air Freight & Logistics)	(a)	19,100	343,227
Healthcare Services Group, Inc. (Commercial Svs. & Supplies)		22,000	511,060
InnerWorkings, Inc. (Commercial Svs. & Supplies)	(a)	31,800	438,204
Tetra Tech, Inc. (Commercial Svs. & Supplies)	(a)	14,000	370,300
Generac Holdings, Inc. (Electrical Equip.)		15,200	521,512
Polypore International, Inc. (Electrical Equip.)	(a)	9,700	451,050
Trimas Corp. (Machinery)	(a)	17,800	497,688
Old Dominion Freight Line, Inc. (Road & Rail)	(a)	13,900	476,492
AerCap Holdings NV (Trading Companies & Distributors)	(a)	33,800	463,736

			5,378,669

INFORMATION TECHNOLOGY – 25.5%
Aruba Networks, Inc. (Communications Equip.)	(a)	20,300	421,225
Ixia (Communications Equip.)	(a)	21,600	366,768
Stratasys Ltd. (Computers & Peripherals)	(a)	7,000	561,050
Cornerstone OnDemand, Inc. (Internet Software & Svs.)	(a)	12,800	377,984
CoStar Group, Inc. (Internet Software & Svs.)	(a)	5,500	491,535
CoreLogic, Inc. (IT Svs.)	(a)	13,300	358,036
EPAM Systems, Inc. (IT Svs.)	(a)	17,800	322,180
InterXion Holding NV (IT Svs.)	(a)	21,500	510,840
MAXIMUS, Inc. (IT Svs.)		6,400	404,608
Virtusa Corp. (IT Svs.)	(a)	23,500	386,105
Cavium, Inc. (Semiconductors & Equip.)	(a)	10,400	324,584
Silicon Laboratories, Inc. (Semiconductors & Equip.)	(a)	10,300	430,643
Accelrys, Inc. (Software)	(a)	35,000	316,750
Aspen Technology, Inc. (Software)	(a)	13,200	364,848
Bottomline Technologies, Inc. (Software)	(a)	19,100	504,049
CommVault Systems, Inc. (Software)	(a)	6,000	418,260
Guidance Software, Inc. (Software)	(a)	35,100	416,637
NetSuite, Inc. (Software)	(a)	7,100	477,830
Tyler Technologies, Inc. (Software)	(a)	12,300	595,812
Ultimate Software Group, Inc. (Software)	(a)	7,000	660,870

			8,710,614

MATERIALS – 3.6%
American Vanguard Corp. (Chemicals)		13,600	422,552
Chemtura Corp. (Chemicals)	(a)	16,500	350,790
Minerals Technologies, Inc. (Chemicals)		11,500	459,080

			1,232,422

Total Common Stocks (Cost $31,623,715)			$33,706,831

Money Market Funds – 1.5%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		504,000	$504,000

Total Money Market Funds (Cost $504,000)			$504,000

Total Investments – 100.3% (Cost $32,127,715)	(b)		$34,210,831
Liabilities in Excess of Other Assets – (0.3)%			(99,748)

Net Assets – 100.0%			$34,111,083

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

33

Ohio National Fund, Inc.	International Small-Mid Company Portfolio

Objective/Strategy

The International Small-Mid Company Portfolio seeks long-term growth of capital by investing at least 80% of its assets in equity securities of foreign small and mid-cap companies.

Performance as of December 31, 2012

Average Annual Total Returns:
One year	22.69%
Five years	-2.93%
Ten years	11.87%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2012, the International Small-Mid Company Portfolio returned 22.69% versus 17.84% for the current benchmark, the S&P Developed Small Cap Ex-U.S. Growth Index.

In 2012, global equity markets had their best start to the year since 1998. However, markets have endured a year of macro-economic ups and downs. The beginning of the year started with all eyes towards the European crisis and ended with all eyes towards the U.S. fiscal cliff. Attempts by central banks to push the global economy further along the path of recovery continued. The European Central Bank (ECB) injected over €525 billion euros of liquidity as part of the Long Term Refinancing Operation (LTRO) in an attempt to improve balance sheets and restore confidence in the banking system. As a result, bond yields in Italy and Spain fell from “the danger zone” of greater than 7% down to a manageable 4% to 5%. Meanwhile, Greece completed the largest debt restructuring of the modern era in order to avoid defaulting on its obligations.

In Latin America, Brazil surprised by lowering its key interest rate from 11% to 7.25%. Reduced borrowing rates and strong global demand meant many emerging markets, such as Indonesia, experienced strong economic growth driven by domestic demand and foreign direct investment from developed countries such as the U.S. and Japan. However, overall emerging market equities lagged their developed peers as investors focused on slowing growth in Brazil and China.

During the first half of 2012, equity markets reacted to sluggish global growth, concerns regarding Southern Europe, and a slowing U.S. economy. After a decline in April and May, markets rallied in June due to attractive valuations and strong corporate earnings. A major policy announcement by the ECB to do “whatever it takes” to avoid a melt-down in the EuroZone, combined with the Federal Reserve’s launching of quantitative easing (QE3), extended the stock market rally through August. Globally, the equity indices were led higher by select emerging markets, North America, and Europe, as well as deep value stocks overall. As positive economic and corporate news buttressed policy response, equity volatility hit a five-year low. In addition, the ECB cut its benchmark rate by 0.25% to a record low of 0.75% to help fight economic weakness. Furthermore, as we entered September, Germany’s Constitutional Court approved the formation of the European Stability Mechanism, a permanent EuroZone bailout fund designed to lend governments the necessary funds to recapitalize their banking systems.

The soft landing continued in China during the year as real gross domestic product (GDP) and industrial production continued to slow. However, the Chinese labor market remains healthy with the unemployment rate at only 4.1% in September. In addition to monetary easing, the Chinese government continues to invest in infrastructure, spending over $158 billion on subway projects, highway construction, and sewage treatment plants. HSBC’s China Manufacturing Purchasing Managers Index reached 51.5 in December, from 49.8 at the end of third quarter, providing the best reading for the index since May 2011. During the year, the Bank of Japan increased asset purchases to counteract slowing economic growth. Japan had a late year-end rally in December as Shinzo Abe returned as the nation’s newly elected prime minister. His sharp, market-moving comments indicated that he would pressure the central bank to engage in unlimited monetary easing and double the target inflation rate to two percent.

On a regional basis, the S&P Europe Small Cap Growth Index rose the most, gaining 27.9% while the S&P Asia Pacific Ex-Japan Small Cap Growth Index increased 14.2%. Japanese small caps posted one of the weakest gains amongst all countries as the S&P Japan Small Cap Growth Index gained only 3.4% during the year.

The U.S. dollar largely depreciated against most major currencies over the year. Currencies that appreciated against the U.S. dollar include British sterling (4.6%), the Canadian dollar (2.9%), and the euro (1.8%). The Japanese yen is the only major currency to have depreciated against the U.S. dollar, declining 12.8% over the year. Oil prices declined 7.1% over the year as measured by the West Texas Intermediate spot oil price.

In summary, the primary drivers of the international markets during the year included: (1) global monetary easing, (2) fiscal austerity, (3) concerns about slowing economic growth, (4) mixed economic results in the U.S., and (5) political transitions in major economies.

Positive relative performance came from strong stock selection in Energy, Materials, and Consumer Discretionary sectors. From a regional perspective, the Portfolio benefited from a mix of strong stock selection and weightings in Mexico, Norway, and Singapore. The Portfolio’s underweight exposure in Japan relative to the benchmark also positively impacted the Portfolio’s relative performance.(1)

Individual stocks that contributed most significantly to the Portfolio’s performance included: Mexichem Sab de CV, a Mexican chemical company specializing in PVC products; ASOS PLC, a UK online retailer targeting 16-25 year olds in the United Kingdom and internationally; Andritz AG, an Austrian capital goods company manufacturing hydro power plants and machinery for the pulp and paper industries among others; and Petroleum Geo-Services ASA, a Norwegian oil service company providing seismic studies for its clients. Strong relative performance was supported by the appreciated British sterling together with a relative overweight in the United Kingdom. The Portfolio’s performance was also aided by the relative underweight in Japan, along with a depreciated yen. As the Portfolio does not typically hedge currency positions, it stands to benefit or suffer from corresponding currency fluctuations.(1)

The Portfolio’s relative performance was weakened by weaker stock price performance in Consumer Staples, Health Care, and Financials sectors. The Portfolio’s non-benchmark investments in Brazil also weakened the Portfolio’s performance. Weak Hong Kong stock investments also held back the Portfolio’s relative performance.(1)

34	(continued)

Ohio National Fund, Inc.	International Small-Mid Company Portfolio (Continued)

Stocks that detracted from relative performance included: SNC-Lavalin, a Canadian engineering and construction company embroiled in possible illegal payments that replaced their CEO; PDG Realty SA, a Brazilian residential developer which surprisingly lowered its guidance for new projects in 2012; Bombardier, Inc., a Canadian aircraft and rail car manufacturer which had multiple delays in first flight and entry of its new CSeries aircraft; and Herbalife Ltd., a global nutritional and personal care direct marketing company whose stock price struggled when their business model was questioned on a conference call despite delivering outstanding results each quarter. The stock was severely punished again in December as heavy shorting by hedge funds was once again highlighted.(1)

The macro-environment continues to be more of the same, with announcements and headlines moving the markets as reflected by the risk-on, risk-off trade. The global environment will remain challenging, but not without opportunities. We’ll be closely following new policies and initiatives that will surely come from the new leaderships in many countries, principally China, Japan, and Mexico. European equity markets have clearly detached from the performance of local economies for the most part. While the returns in Europe have been surprisingly good, the underlying economic news is still not comforting. We stick to fundamentals that support our investment theses, convictions, and valuations.

Our bottom-up process continues to identify those individual investment opportunities that provide future growth and participation in the local and global economies. Central banks and governments remain committed to providing stimulative policies to encourage economic growth.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2012.

Portfolio Composition as of December 31, 2012 (1)

% of Net Assets
Common Stocks (3)	94.9
Money Market Funds Less Net Liabilities	5.1

100.0

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolios returns reflect reinvested dividends. The Portfolios holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P Developed Small Cap Ex-U.S. Growth Index is a subset of the S&P Global Broad Market Index (BMI), a broad index including all publicly listed equities with float-adjusted market values of US$ 100 million or more and annual dollar value traded of at least US$ 50 million in all included countries. The Developed Small Cap component of the BMI includes the equities in the bottom 15% of the market capitalization within each “developed” local market. Ex-U.S. denotes the use of all developed markets excluding the United States. The “Growth” subset includes those companies in each local market that exhibit the characteristics of growth. The index presented includes the effects of reinvested dividends.

Top 10 Portfolio Holdings as of December 31, 2012 (1) (2)

% of Net Assets
1. Signet Jewelers Ltd.	2.0
2. Andritz AG	2.0
3. Getinge AB	2.0
4. Invesco Ltd.	2.0
5. Adecco SA	1.9
6. Koninklijke DSM NV	1.9
7. Bureau Veritas SA	1.8
8. InterContinental Hotels Group PLC	1.8
9. Mexichem SAB de CV	1.7
10. Petroleum Geo-Services ASA	1.7

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Country Weightings:

% of Net Assets
United Kingdom	19.3
France	9.3
Japan	9.1
Canada	7.1
Germany	7.0
Singapore	5.1
Mexico	4.1
Sweden	3.7
United States	3.0
China	2.5

35

Ohio National Fund, Inc.	International Small-Mid Company Portfolio

Schedule of Investments	December 31, 2012

Common Stocks – 94.9%		Shares	Value
United Kingdom – 19.3%
Aberdeen Asset Management PLC	(b)	87,807	$528,371
Aggreko PLC	(b)	19,292	550,566
AMEC PLC	(b)	53,951	891,861
Ashtead Group PLC	(b)	76,834	540,406
ASOS PLC	(a)(b)	18,196	802,593
Burberry Group PLC	(b)	37,629	756,398
Croda International PLC	(b)	22,054	861,981
Delphi Automotive PLC	(a)	20,355	778,579
Filtrona PLC	(b)	77,000	692,501
InterContinental Hotels Group PLC	(b)	40,245	1,128,484
John Wood Group PLC	(b)	88,702	1,060,391
Johnson Matthey PLC	(b)	12,553	493,121
Kingfisher PLC	(b)	153,263	716,132
Rightmove PLC	(b)	32,807	771,281
Soco International PLC	(a)(b)	139,373	819,568
Telecity Group PLC	(b)	80,738	1,042,685

			12,434,918

France – 9.3%
Accor SA	(b)	24,283	866,101
Bureau Veritas SA	(b)	10,537	1,181,511
Edenred	(b)	15,965	493,770
JCDecaux SA	(b)	14,436	344,572
Publicis Groupe SA	(b)	17,881	1,075,777
Remy Cointreau SA	(c)	2,714	296,368
Technip SA	(b)	9,173	1,060,729
Zodiac Aerospace	(b)	6,162	682,203

			6,001,031

Japan – 9.1%
Aisin Seiki Co. Ltd.	(b)	24,900	777,555
Chiyoda Corp.	(b)	41,000	587,332
Daihatsu Motor Co. Ltd.	(b)	44,000	876,605
Don Quijote Co. Ltd.	(b)	12,900	474,537
Fuji Heavy Industries Ltd.	(b)	29,000	365,699
JGC Corp.	(b)	18,000	560,906
Lawson, Inc.	(b)	7,000	474,846
Nikon Corp.	(b)	16,100	475,343
Park24 Co. Ltd.	(b)	23,200	366,396
Shionogi & Co. Ltd.	(b)	19,900	331,610
Ship Healthcare Holdings, Inc.	(b)	21,700	576,747

			5,867,576

Canada – 7.1%
Agrium, Inc.		9,200	916,948
Bombardier, Inc.		150,700	569,651
Dollarama, Inc.		16,444	974,869
Ensign Energy Services, Inc.		13,567	209,636
Finning International, Inc.		19,400	479,198
National Bank of Canada		12,300	955,114
Tim Hortons, Inc.		9,300	457,374

			4,562,790

Germany – 7.0%
Adidas AG	(b)	9,718	867,324
GEA Group AG	(b)	20,022	651,030
Gerresheimer AG	(b)	14,393	764,771
HeidelbergCement AG	(b)	8,249	504,771
Hugo Boss AG	(b)	4,068	432,328
SAF-Holland SA	(a)(b)	58,032	405,534
Wirecard AG	(b)	35,587	878,552

			4,504,310

Singapore – 5.1%
City Developments Ltd.	(b)	76,000	812,818
Ezion Holdings Ltd.	(b)	569,000	804,184
Keppel Corp. Ltd.	(b)	88,900	811,796
SembCorp Marine Ltd.	(b)	218,000	832,803

			3,261,601

Common Stocks (Continued)		Shares	Value
Mexico – 4.1%
Cemex SAB de CV – ADR	(a)	103,100	$1,017,597
Grupo Aeroportuario del Sureste SAB de CV – ADR		4,400	501,600
Mexichem SAB de CV		200,268	1,112,557

			2,631,754

Sweden – 3.7%
Assa Abloy AB	(b)	28,000	1,053,995
Getinge AB	(b)	38,483	1,308,146

			2,362,141

United States – 3.0%
Catamaran Corp.	(a)	13,800	650,118
Invesco Ltd.		48,533	1,266,226

			1,916,344

China – 2.5%
AAC Technologies Holdings, Inc.	(b)	67,696	239,152
China BlueChemical Ltd.	(b)	830,000	566,192
China National Building Material Co. Ltd.	(b)	318,000	477,474
Shenguan Holdings Group Ltd.	(b)	638,000	348,240

			1,631,058

Netherlands – 2.4%
ASM International NV	(b)	9,725	351,631
Koninklijke DSM NV	(b)	19,823	1,208,126

			1,559,757

Norway – 2.4%
Fred Olsen Energy ASA	(b)	10,836	475,754
Petroleum Geo-Services ASA	(b)	61,895	1,078,048

			1,553,802

Italy – 2.3%
Azimut Holding SpA	(b)	57,066	821,221
Yoox SpA	(a)(b)	43,200	684,234

			1,505,455

Bermuda – 2.1%
Signet Jewelers Ltd.		24,700	1,318,980

Austria – 2.0%
Andritz AG	(b)	20,395	1,310,558

Switzerland – 1.9%
Adecco SA	(b)	23,224	1,229,902

Hong Kong – 1.9%
Brilliance China Automotive Holdings Ltd.	(a)(b)	510,000	642,925
China Everbright International Ltd.	(b)	1,143,000	586,368

			1,229,293

Thailand – 1.8%
Amata Corp. PCL	(b)	835,100	445,340
Bangkok Dusit Medical Services PCL	(b)	191,600	712,588

			1,157,928

Ireland – 1.5%
Ingersoll-Rand PLC		20,800	997,568

South Korea – 1.5%
Hotel Shilla Co. Ltd.	(b)	23,950	992,701

Brazil – 1.2%
Cia Brasileira de Distribuicao Grupo Pao de Acucar – ADR		17,399	772,342

Panama – 1.2%
Copa Holdings SA		7,700	765,765

Israel – 1.0%
NICE Systems Ltd. – ADR	(a)	19,600	656,208

Luxembourg – 0.5%
Eurofins Scientific	(b)	2,087	339,484

36	(continued)

Ohio National Fund, Inc.	International Small-Mid Company Portfolio (Continued)

Schedule of Investments	December 31, 2012

Common Stocks (Continued)		Shares	Value
Indonesia – 0.5%
Mitra Adiperkasa Tbk PT	(b)	489,639	$338,408

Cayman Islands – 0.5%
Fabrinet	(a)	23,000	302,220

Total Common Stocks (Cost $46,484,937)			$61,203,894

Money Market Funds – 5.4%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class 2		3,186,361	$3,186,361
State Street Institutional U.S. Government Money Market Fund Institutional Class		292,530	292,530

Total Money Market Funds (Cost $3,478,891)			$3,478,891

Total Investments – 100.3% (Cost $49,963,828)	(d)		$64,682,785
Liabilities in Excess of Other Assets – (0.3)%			(200,194)

Net Assets – 100.0%			$64,482,591

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-Income producing security.

(b)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $46,204,976, or 71.7% of the Portfolio’s net assets.

(c)	As discussed in Note 2 of the Notes to Financial Statements, not all investments that are traded on a foreign exchange are valued at an estimate that is different from the local close price. In some instances, the independent fair valuation service uses a stock’s local close price because the service’s measure of predictability related to their valuation model of a stock is below a chosen threshold. These securities represent $296,368, or 0.5% of the Portfolio’s net assets.

Other Portfolio securities are not subjected to fair valuation procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

Sector Classifications (Common stocks): (Percent of net assets)

Consumer Discretionary	26.9%
Industrials	22.9%
Materials	12.2%
Energy	9.9%
Financials	7.5%
Health Care	7.2%
Information Technology	5.4%
Consumer Staples	2.9%

94.9%

The accompanying notes are an integral part of these financial statements.

37

Ohio National Fund, Inc.	Aggressive Growth Portfolio

Objective/Strategy

The Aggressive Growth Portfolio seeks long-term capital growth by investing primarily in domestic and foreign equity securities selected for growth potential.

Performance as of December 31, 2012

Average Annual Total Returns:
One year	22.87%
Five years	0.56%
Ten years	8.62%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2012, the Aggressive Growth Portfolio returned 22.87% versus 16.00% for the current benchmark, the S&P 500 Index.

We believe the Portfolio’s performance this year validates the emphasis we have put on identifying long-duration growth companies. We focus on identifying companies with long-duration growth characteristics such as wide competitive moats, a proven ability to gain market share, or the potential to expand into new markets with enduring and innovative products. In 2011, as correlations rose and the market traded around macro-economic events, the strong fundamentals and underlying growth drivers of these companies went largely unrecognized, in our view. In 2012, we believe investors began to recognize the underlying fundamentals of individual businesses once again. We were pleased to see many of the companies we invest in get rewarded by the market for executing on the individual business drivers we think set them apart from their competitors. We have said previously that the companies we invest in have durable growth characteristics, which should help them perform in any market environment. We’ve seen that happen this year, with the Portfolio out-performing in the third quarter, when markets were stronger, and again in the fourth quarter, when macro-economic fears like the looming fiscal cliff weighed on general market sentiment.

Stock selection in Information Technology was one of the biggest drivers of Portfolio out-performance. In Information Technology, we are seeing a proliferation of data usage through mobile devices at work and at home, with broad implications for content owners, internet companies, and device manufacturers. We believe this backdrop provides a multi-year growth opportunity for wide moat companies such as Apple, Inc., eBay, Inc., and Crown Castle International Corp., our three top performing stocks for the Portfolio this year. We also see the value of data increasing, creating opportunities for technologies that help customers store, access, and analyze data. An example of this is EMC Corp., a data storage and organization business that we believe is well positioned to benefit from growth in availability and value of data.(1)

Stock selection in the Consumer Discretionary sector was also a strong driver of relative out-performance. We think meeting the needs of the newly wealthy in emerging markets appears to be a multi-year growth opportunity for companies with durable competitive moats. We believe companies with strong brands and growth prospects in their core markets should be able to capture growth from emerging markets as consumers in these markets are willing to pay a premium for premium brands that they view as guarantees of quality or outward evidence of their success. We’ve identified and invested in luxury goods, lifestyle, and fashion brands including Cie Financiere Richemont SA and Prada SpA, that we believe are capable of delivering rapid earnings growth in emerging economies while continuing to deliver strong earnings in their more mature markets.(1)

Contributors to the Portfolio’s performance were eBay, Inc., Crown Castle International Corp., Apple, Inc., News Corp., and Cie Financiere Richemont SA. eBay, Inc. has been seeing a reacceleration in its core marketplace business and continued growth in PayPal online and offline globally. We like the value proposition eBay, Inc.’s e-commerce platform offers retailers and consumers, and also believe there is a growing opportunity set for the PayPal franchise. Crown Castle International Corp. owns and operates cellular towers that are used by mobile carriers. We like Crown Castle International Corp.’s recurring revenue stream it receives from mobile carriers who rent tower space. We believe the company is positioned for future growth as mobile carriers are likely to increase capital expenditures to keep up with the increase in mobile data use. We believe Apple, Inc. has developed a strong ecosystem with multiple devices bringing consumers and businesses into the Apple, Inc. family. Once introduced to the Apple, Inc. brand, customers tend to increase spending on its products, and they become more loyal and profitable to the company. We feel the fundamental growth rates for News Corp.’s non-newspaper businesses continue to be strong and are well positioned to gain market share. We also like News Corp.’s role as a provider of content, which we think will be highly valued going forward. We believe Cie Financiere Richemont SA’s strong Cartier brand will give it competitive advantages in the high-growth Chinese market, and the company will benefit from a global trend of consumers migrating to trusted names.(1)

Detractors from the Portfolio’s performance included Turquoise Hill Resources Ltd., Zynga, Inc., Facebook, Inc., Ford Motor Co., and C.H. Robinson Worldwide, Inc. Our largest detractor was Turquoise Hill Resources Ltd., formerly known as Ivanhoe Mines Ltd. The stock was down this year, reflecting investor concern about how a rights offering would affect future earnings per share. Over the long term, we still feel positive about the potential of the company’s Mongolian mine, which represents one of the largest, high grade copper deposits in the world. We believe the mine’s value will eventually accrue to shareholders. Another large detractor was Zynga, Inc. The company faces significant headwinds now that Facebook has stopped promoting the games its users are playing. We sold the position in the third quarter to pursue companies which we feel have better long-term growth prospects. Although the company is the leading social media network, Facebook, Inc. has been challenged in monetizing this asset. We sold the position to pursue other companies which we believe have better risk/reward profiles. We believe cost-cutting measures and investment in new products has positioned Ford Motor Co. to generate better cash flows and capture market share in the U.S. However, the timeframe to get its business in Europe fixed will take longer than we initially thought. We also sold Ford Motor Co. during the year. C.H. Robinson Worldwide, Inc. was impacted by a shortage of trucking capacity earlier in the year,

38	(continued)

Ohio National Fund, Inc.	Aggressive Growth Portfolio (Continued)

which reduced profitability as truckers demanded better pricing. We like C.H. Robinson’s business model, however, and we think the long-term opportunity and value of the business remains intact.(1)

We have been encouraged to see the market respond more to the underlying fundamentals of companies this year. We think this will be the case going into 2013. Much attention has been paid to today’s macro-economic risks and uncertainties. We believe these are “known unknowns” that are already priced into the market, so we expect business fundamentals to be the biggest driver of stock performance in the coming months. In that environment, we believe the type of wide moat, long-duration growth companies we seek to identify should be recognized by the market for the strength of their businesses and the elements that set them apart from their competitors.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2012.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

Portfolio Composition as of December 31, 2012 (1)

% of Net Assets
Common Stocks (3)	92.7
Commercial Paper	0.3
Money Market Funds Less Net Liabilities	7.0

100.0

Top 10 Portfolio Holdings as of December 31, 2012 (1) (2)

% of Net Assets
1. Apple, Inc.	8.3
2. eBay, Inc.	6.7
3. Crown Castle International Corp.	5.5
4. Express Scripts Holding Co.	4.7
5. News Corp. Class A	4.4
6. FANUC Corp.	4.2
7. Celgene Corp.	4.1
8. Limited Brands, Inc.	3.4
9. EMC Corp.	3.2
10. Medivation, Inc.	3.1

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	31.0
Health Care	15.6
Consumer Discretionary	14.2
Industrials	10.7
Consumer Staples	8.0
Financials	6.1
Telecommunication Services	6.0
Materials	1.1

92.7

39

Ohio National Fund, Inc.	Aggressive Growth Portfolio

Schedule of Investments	December 31, 2012

Common Stocks – 92.7%		Shares	Value
CONSUMER DISCRETIONARY – 14.2%
MGM Resorts International (Hotels, Restaurants & Leisure)	(a)	53,914	$627,559
Amazon.com, Inc. (Internet & Catalog Retail)	(a)	1,144	287,304
News Corp. Class A (Media)		56,782	1,450,212
Limited Brands, Inc. (Specialty Retail)		23,873	1,123,463
Cie Financiere Richemont SA (Textiles, Apparel & Luxury Goods)	(b)	10,856	852,148
Prada SpA (Textiles, Apparel & Luxury Goods)	(b)	36,900	358,549

			4,699,235

CONSUMER STAPLES – 8.0%
Davide Campari-Milano SpA (Beverages)	(b)	128,976	991,167
Monster Beverage Corp. (Beverages)	(a)	17,034	900,758
Pernod-Ricard SA (Beverages)	(b)	2,898	336,231
Mead Johnson Nutrition Co. (Food Products)		6,583	433,754

			2,661,910

FINANCIALS – 6.1%
AIA Group Ltd. (Insurance)	(b)	118,000	468,028
Prudential PLC (Insurance)	(b)	41,650	594,238
Walker & Dunlop, Inc. (Thrifts & Mortgage Finance)	(a)	57,016	949,887

			2,012,153

HEALTH CARE – 15.6%
Celgene Corp. (Biotechnology)	(a)	17,210	1,354,771
Gilead Sciences, Inc. (Biotechnology)	(a)	5,002	367,397
Medivation, Inc. (Biotechnology)	(a)	20,347	1,040,953
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	12,716	533,309
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	653	320,212
Express Scripts Holding Co. (Health Care Providers & Svs.)	(a)	29,028	1,567,512

			5,184,154

INDUSTRIALS – 10.7%
Precision Castparts Corp. (Aerospace & Defense)		1,219	230,903
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)		8,360	528,519
United Parcel Service, Inc. Class B (Air Freight & Logistics)		11,282	831,822
Iron Mountain, Inc. (Commercial Svs. & Supplies)		18,321	568,867
FANUC Corp. (Machinery)	(b)	7,500	1,395,372

			3,555,483

INFORMATION TECHNOLOGY – 31.0%
Apple, Inc. (Computers & Peripherals)		5,179	2,760,562
EMC Corp. (Computers & Peripherals)	(a)	42,510	1,075,503
Amphenol Corp. Class A (Electronic Equip., Instr. & Comp.)		4,853	313,989

Common Stocks (Continued)		Shares	Value
INFORMATION TECHNOLOGY (continued)
TE Connectivity Ltd. (Electronic Equip., Instr. & Comp.)		16,417	$609,399
Trimble Navigation Ltd. (Electronic Equip., Instr. & Comp.)	(a)	15,784	943,567
CoStar Group, Inc. (Internet Software & Svs.)	(a)	5,656	505,477
eBay, Inc. (Internet Software & Svs.)	(a)	43,230	2,205,595
Yelp, Inc. (Internet Software & Svs.)	(a)	2,807	52,912
Mastercard, Inc. Class A (IT Svs.)		750	368,460
ON Semiconductor Corp. (Semiconductors & Equip.)	(a)	52,338	368,983
Microsoft Corp. (Software)		34,463	921,196
Workday, Inc. Class A (Software)	(a)	2,815	153,417

			10,279,060

MATERIALS – 1.1%
Turquoise Hill Resources Ltd. (Metals & Mining)	(a)	47,207	359,245

TELECOMMUNICATION SERVICES – 6.0%
Ziggo NV (Diversified Telecom. Svs.)	(c)	4,844	158,312
Crown Castle International Corp. (Wireless Telecom. Svs.)	(a)	25,256	1,822,473

			1,980,785

Total Common Stocks (Cost $23,026,001)			$30,732,025

VVPR Strips – 0.0%	(d)	Quantity	Value
CONSUMER STAPLES – 0.0%
Anheuser-Busch InBev NV (Beverages)	(a)(c)	7,148	$9

Total VVPR Strips (Cost $0)			$9

Commercial Paper – 0.3%		Face Amount	Amortized Cost
BNP Paribas SA 0.000%, 01/02/2013		$100,000	$100,000

Total Commercial Paper (Cost $100,000)			$100,000

Money Market Funds – 7.1%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		1,625,000	$1,625,000
Fidelity Institutional Money Market Funds Government Portfolio – Class I		111,000	111,000
Invesco STIC Prime Portfolio Institutional Class		614,000	614,000

Total Money Market Funds (Cost $2,350,000)			$2,350,000

Total Investments – 100.1% (Cost $25,476,001)	(e)		$33,182,034
Liabilities in Excess of Other Assets – (0.1)%			(37,353)

Net Assets – 100.0%			$33,144,681

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $4,995,733, or 15.1% of the Portfolio’s net assets.

(c)	As discussed in Note 2 of the Notes to Financial Statements, not all investments that are traded on a foreign exchange are valued at an estimate that is different from the local close price. In some instances, the independent fair valuation service uses a stock’s local close price because the service’s measure of predictability related to the valuation model of a stock is below a chosen threshold. These securities represent $158,321, or 0.5% of the Portfolio’s net assets.

Other Portfolio securities are not subjected to fair value procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(d)	A VVPR Strip is a coupon attached to specific ordinary common shares that offers tax advantages. The coupon entitles a holder to reduced withholding tax rates on the dividends generated from the related common shares.

(e)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

40

Ohio National Fund, Inc.	Small Cap Growth Portfolio

Objective/Strategy

The Small Cap Growth Portfolio seeks long-term capital appreciation by investing at least 80% of its net assets in stocks of small companies.

Performance as of December 31, 2012

Average Annual Total Returns:
One year	18.02%
Five years	4.45%
Ten years	11.93%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2012, the Small Cap Growth Portfolio returned 18.02% versus 14.59% for the current benchmark, the Russell 2000 Growth Index.

Our investment process focuses on identifying companies with higher-quality business models and predictable, growing revenue streams. These companies operate in large or growing addressable markets providing the opportunity for their differentiated business models and/or services to gain considerable market share. The key criteria of sustainable competitive advantage means that the companies we own can continue to outgrow their peers even once their opportunity becomes more appreciated. In threatening or uncertain economic environments, the emphasis on stability and predictability should help the Portfolio out-perform, and we saw that play out in the second and fourth quarters of this year. In our view, the power of compounding is a powerful force in investing. Out-performing in tougher economic environments, as well as adding positive returns when times are good, is the recipe for long term durable growth.

The bulk of the relative out-performance was driven by stock selection this year. Stock selection in the Health Care and Energy sectors was particularly strong. Within the Health Care sector, we have gravitated to medical device companies with proprietary technologies and growing addressable markets. The Portfolio’s investments in athenahealth, Inc. and Gen-Probe, Inc., two of the Portfolio’s top contributors to performance this year, demonstrate these characteristics. athenahealth, Inc. helps physicians groups become more efficient by providing technology solutions around practice management, electronic recordkeeping, and care coordination services. As more emphasis has been placed on wringing costs from the health care system, athenahealth, Inc.’s value proposition continues to be recognized by the market. The stock rose significantly this year after the company announced a new partnership with Health Management Association that will expand athenahealth, Inc.’s services to Health Management Association’s physician network. Gen-Probe, Inc. develops, manufactures, and markets products for clinical diagnostics and blood screening. We believe Gen-Probe, Inc.’s core genetic testing business exhibits solid growth, and its blood testing business has been a steady cash generator. The unique nature of this high quality business was highlighted as the company was acquired during the year.(1)

Stock selection in the Energy sector was also a large contributor to relative performance during the year. Within this sector, we typically avoid exploration and production companies. We think those businesses are too closely tied to the price of the commodity, which is a variable we can’t forecast. Instead, we invest in services companies that can benefit from the fact that many energy and production companies are undisciplined in the area of capital allocation. As long as they’re drilling, services companies benefit. We also like midstream Master Limited Partnerships (MLPs) for their predictable revenue streams, lower sensitivity to the commodity price, and discipline around capital allocation.(1)

Stock selection detracted from relative performance in the Consumer Discretionary sector, due largely to two companies, CafePress, Inc. and Skullcandy, Inc. CafePress, Inc. sells personalized products online. The company specializes in manufacturing small volumes of customized products at a large scale, which is very difficult to do. The company has struggled since its initial public offering earlier in the year due to the macro-economic slowdown in Europe and minimal spending on political products around the election. We sold the position in favor of better opportunities with more control over their own destiny.(1)

Top contributors to performance were Stratsys, Pharmacyclics, Inc., Catamaran Corp., Gen-Probe, Inc., and athenahealth, Inc. Stratsys makes and sells three-dimensional printing services, which companies use in computer assisted design. We believe we are in the early innings of the use of 3D printers, which should gain wider adoption since they speed up the design process from concept to physical product. We also like the recurring revenue that Stratsys receives from the proprietary consumable materials that are used by its printers. Pharmacyclics, a biopharmaceutical company, develops small-molecule drugs for the treatment of cancer and immune mediated diseases. During the quarter, the company released positive data on its drug for treating chronic lymphocytic leukemia. We believe the drug has the potential to serve a large global market. Catamaran Corp., formerly known as SXC Health Solutions prior to its acquisition of Catalyst Health Solutions, is a pharmacy benefit manager. We like the critical role pharmacy benefit managers play in reducing health care expenditures and think the new company will benefit from increased scale after its acquisition. However, we sold the position because the combined entity is out of our market cap range.(1)

Top detractors from performance were DTS, Inc., Ceva, Inc., Vocus, Inc., Higher One Holdings, Inc., and CafePress, Inc. The largest detractor was DTS, Inc. The company licenses technology to consumer electronic devices and products, such as Blu-ray players. The company had a negative surprise this quarter after having to absorb more costs from an acquisition than expected. The company has also been hurt by an overall downturn in consumer electronics demand. We still like the company for the recurring revenue it receives from royalty payments for products that use its technology. Another large detractor was Ceva, Inc., a company that makes digital signal processing chips. The company had benefited from the exit of Texas Instruments from Ceva, Inc.’s core market as well as its focus on wins at specific customers. While we like the business model, we sold the position earlier in the year because we felt customer concentration risk had risen as a result of this new focus. Vocus, Inc. provides software for public relations management. The stock declined early in the year after the company announced it would purchase an email marketing company. We were concerned

41	(continued)

Ohio National Fund, Inc.	Small Cap Growth Portfolio (Continued)

about the company’s capital allocation decision making and sold the position. Higher One Holdings, Inc. processes student financial aid refunds for colleges and universities. The company charges schools very little for these services and, instead, makes its money by offering to place refunds onto a debit card. Regulatory risk increased through the year for this business model, causing us to exit the position.(1)

The consumer is still deleveraging and foregoing consumption, and businesses are holding off on spending as they wait for a more permanent fiscal solution than the narrow agreement reached as we brought in the New Year. As long as businesses and consumers hold back, we expect tepid economic growth.

In a slow growth environment, we think many of our companies should be favored for the higher quality nature of their businesses. These companies have stable, resilient business models and revenue streams, and are early enough in their growth cycle that they are still taking share from competition and/or tapping into previously unaddressed markets. We believe these companies should thrive when the economy is strong, but continue to experience solid growth even when economic growth slows.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2012.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes the Russell 2000 Index companies with higher price-to-value ratios and higher forcasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity markets. The index presented herein includes the effects of reinvested dividends.

Portfolio Composition as of December 31, 2012 (1)

% of Net Assets
Common Stocks (3)	96.0
Commercial Paper	0.3
Money Market Funds Less Net Liabilities	3.7

100.0

Top 10 Portfolio Holdings as of December 31, 2012 (1) (2)

% of Net Assets
1. Dresser-Rand Group, Inc.	2.5
2. HEICO Corp. Class A	2.2
3. SS&C Technologies Holdings, Inc.	2.2
4. Wolverine World Wide, Inc.	2.2
5. Euronet Worldwide, Inc.	2.1
6. National CineMedia, Inc.	2.1
7. Hub Group, Inc. Class A	2.0
8. Polypore International, Inc.	2.0
9. Quidel Corp.	1.9
10. RealPage, Inc.	1.9

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	25.7
Industrials	21.7
Consumer Discretionary	16.4
Health Care	15.5
Energy	8.5
Financials	5.8
Materials	1.6
Consumer Staples	0.8

96.0

42

Ohio National Fund, Inc.	Small Cap Growth Portfolio

Schedule of Investments	December 31, 2012

Common Stocks – 96.0%		Shares	Value
CONSUMER DISCRETIONARY – 16.4%
K12, Inc. (Diversified Consumer Svs.)	(a)	20,498	$418,979
SodaStream International Ltd. (Household Durables)	(a)	12,934	580,607
National CineMedia, Inc. (Media)		51,587	728,924
Gordmans Stores, Inc. (Multiline Retail)	(a)	22,138	332,513
Hibbett Sports, Inc. (Specialty Retail)	(a)	8,266	435,618
Monro Muffler Brake, Inc. (Specialty Retail)		13,218	462,233
Carter’s, Inc. (Textiles, Apparel & Luxury Goods)	(a)	10,516	585,215
Deckers Outdoor Corp. (Textiles, Apparel & Luxury Goods)	(a)	12,877	518,557
Maidenform Brands, Inc. (Textiles, Apparel & Luxury Goods)	(a)	23,384	455,754
Quiksilver, Inc. (Textiles, Apparel & Luxury Goods)	(a)	107,689	457,678
Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)		18,424	755,016

			5,731,094

CONSUMER STAPLES – 0.8%
Casey’s General Stores, Inc. (Food & Staples Retailing)		5,447	289,236

ENERGY – 8.5%
Dresser-Rand Group, Inc. (Energy Equip. & Svs.)	(a)	15,301	858,998
Dril-Quip, Inc. (Energy Equip. & Svs.)	(a)	6,049	441,879
Copano Energy LLC (Oil, Gas & Consumable Fuels)		14,834	469,199
DCP Midstream Partners LP (Oil, Gas & Consumable Fuels)		9,875	412,281
Targa Resources Corp. (Oil, Gas & Consumable Fuels)		6,890	364,068
World Fuel Services Corp. (Oil, Gas & Consumable Fuels)		9,971	410,506

			2,956,931

FINANCIALS – 5.8%
Financial Engines, Inc. (Capital Markets)	(a)	15,029	417,055
WisdomTree Investments, Inc. (Capital Markets)	(a)	58,067	355,370
Credit Acceptance Corp. (Consumer Finance)	(a)	1,959	199,191
MarketAxess Holdings, Inc. (Diversified Financial Svs.)		15,230	537,619
MSCI, Inc. (Diversified Financial Svs.)	(a)	16,885	523,266

			2,032,501

HEALTH CARE – 15.5%
Achillion Pharmaceuticals, Inc. (Biotechnology)	(a)	22,432	179,905
Ariad Pharmaceuticals, Inc. (Biotechnology)	(a)	9,686	185,777
Immunogen, Inc. (Biotechnology)	(a)	13,114	167,204
Incyte Corp. Ltd. (Biotechnology)	(a)	12,285	204,054
Seattle Genetics, Inc. (Biotechnology)	(a)	6,986	162,075
Synageva BioPharma Corp. (Biotechnology)	(a)	4,290	198,584
Conceptus, Inc. (Health Care Equip. & Supplies)	(a)	15,073	316,684
Endologix, Inc. (Health Care Equip. & Supplies)	(a)	38,950	554,648
Masimo Corp. (Health Care Equip. & Supplies)		26,499	556,744
Novadaq Technologies, Inc. (Health Care Equip. & Supplies)	(a)	24,609	218,528
Quidel Corp. (Health Care Equip. & Supplies)	(a)	36,205	675,947
Volcano Corp. (Health Care Equip. & Supplies)	(a)	16,836	397,498
ExamWorks Group, Inc. (Health Care Providers & Svs.)	(a)	35,538	497,177
athenahealth, Inc. (Health Care Technology)	(a)	6,630	486,974
Techne Corp. (Life Sciences Tools & Svs.)		6,695	457,536
Impax Laboratories, Inc. (Pharmaceuticals)	(a)	7,638	156,503

			5,415,838

INDUSTRIALS – 21.7%
HEICO Corp. Class A (Aerospace & Defense)		24,547	785,013
Hub Group, Inc. Class A (Air Freight & Logistics)	(a)	21,275	714,840
Heritage-Crystal Clean, Inc. (Commercial Svs. & Supplies)	(a)	24,153	362,537

Common Stocks (Continued)		Shares	Value
INDUSTRIALS (continued)
Ritchie Bros. Auctioneers, Inc. (Commercial Svs. & Supplies)		21,515	$449,448
Standard Parking Corp. (Commercial Svs. & Supplies)	(a)	23,559	518,062
GrafTech International Ltd. (Electrical Equip.)	(a)	58,390	548,282
Polypore International, Inc. (Electrical Equip.)	(a)	15,217	707,591
Nordson Corp. (Machinery)		6,867	433,445
Tennant Co. (Machinery)		792	34,808
Wabtec Corp. (Machinery)		6,422	562,182
Resources Connection, Inc. (Professional Svs.)		46,300	552,822
Landstar System, Inc. (Road & Rail)		10,442	547,787
Old Dominion Freight Line, Inc. (Road & Rail)	(a)	11,784	403,956
Rush Enterprises, Inc. Class B (Trading Companies & Distributors)	(a)	21,659	374,917
WESCO International, Inc. (Trading Companies & Distributors)	(a)	8,917	601,273

			7,596,963

INFORMATION TECHNOLOGY – 25.7%
Stratasys Ltd. (Computers & Peripherals)	(a)	4,946	396,422
DTS, Inc. (Electronic Equip., Instr. & Comp.)	(a)	22,452	374,948
Measurement Specialties, Inc. (Electronic Equip., Instr. & Comp.)	(a)	19,607	673,697
RealD, Inc. (Electronic Equip., Instr. & Comp.)	(a)	43,374	486,223
Cornerstone OnDemand, Inc. (Internet Software & Svs.)	(a)	7,908	233,523
CoStar Group, Inc. (Internet Software & Svs.)	(a)	3,834	342,645
Envestnet, Inc. (Internet Software & Svs.)	(a)	32,051	447,111
LivePerson, Inc. (Internet Software & Svs.)	(a)	27,105	356,160
VistaPrint NV (Internet Software & Svs.)	(a)	12,630	415,022
Yelp, Inc. (Internet Software & Svs.)	(a)	8,771	165,333
Broadridge Financial Solutions, Inc. (IT Svs.)		28,944	662,239
Cardtronics, Inc. (IT Svs.)	(a)	6,557	155,663
Euronet Worldwide, Inc. (IT Svs.)	(a)	31,331	739,412
Gartner, Inc. (IT Svs.)	(a)	7,828	360,245
International Rectifier Corp. (Semiconductors & Equip.)	(a)	28,669	508,301
Blackbaud, Inc. (Software)		29,433	671,955
FleetMatics Group PLC (Software)	(a)	2,169	54,572
Guidewire Software, Inc. (Software)	(a)	3,439	102,207
RealPage, Inc. (Software)	(a)	31,241	673,868
SS&C Technologies Holdings, Inc. (Software)	(a)	32,667	755,261
Tyler Technologies, Inc. (Software)	(a)	8,272	400,696

			8,975,503

MATERIALS – 1.6%
Intrepid Potash, Inc. (Chemicals)		26,981	574,426

Total Common Stocks (Cost $31,468,516)			$33,572,492

Commercial Paper – 0.3%		Face Amount	Amortized Cost
BNP Paribas SA 0.000%, 01/02/2013 (Commercial Banks)		$100,000	$100,000

Total Commercial Paper (Cost $100,000)			$100,000

Money Market Funds – 3.9%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		1,371,000	$1,371,000

Total Money Market Funds (Cost $1,371,000)			$1,371,000

Total Investments – 100.2% (Cost $32,939,516)	(b)		$35,043,492
Liabilities in Excess of Other Assets – (0.2)%			(59,513)

Net Assets – 100.0%			$34,983,979

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

43

Ohio National Fund, Inc.	Mid Cap Opportunity Portfolio

Objective/Strategy

The Mid Cap Opportunity Portfolio seeks long-term total return by investing at least 80% of its net assets in equity securities of mid-cap companies, primarily those that are strategically positioned for long-term growth.

Performance as of December 31, 2012

Average Annual Total Returns:
One year	19.71%
Five years	-1.07%
Ten years	8.39%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2012, the Mid Cap Opportunity Portfolio returned 19.71% versus 15.81% for the current benchmark, the Russell Midcap Growth Index.

After a strong 2012, we look beyond the headlines to find attractive growth opportunities in 2013. Despite negative equity sentiment in the market, we remain positive on U.S. equities due to solid underlying corporate fundamentals and reasonable valuations. Corporate balance sheets remain strong, which we believe provides companies the flexibility needed to generate shareholder value, even in a slow-growth economic environment. The S&P 500 Index is trading below its 20-year historical average forward price-to-earnings multiple, and we believe its dividend yield is attractive relative to the yield on the 10-year U.S. Treasury bond. However, we recognize that fiscal policy may lead to a drag on economic growth over the short term, and that the Federal Reserve Board’s additional monetary measures may not fully offset the impact. While the U.S. recently averted the “fiscal cliff,” we believe this is only temporary as uncertainty around the political climate will linger until the next deadline.

Throughout this environment, our time-tested investment process and philosophy - buying high-quality growth franchises trading at reasonable valuations - remains unchanged. Our research-intensive, bottom-up, fundamental approach leverages our team’s industry expertise to identify well positioned companies that we believe are mispriced. We construct the Portfolio around businesses that we believe should generate long-term growth for shareholders through their exposure to secular growth trends, rather than short-term events such as political outcomes or macro-economic expectations.

Positive stock selection in the Information Technology and Telecommunication Services sectors contributed to relative performance, while weakness in select Industrials and Health Care holdings detracted from relative returns.(1)

The five top performers were Equinix, Inc., Amylin Pharmaceuticals, Inc., FleetCor Technologies, Inc., Rackspace Hosting, Inc., and

Salesforce.com, Inc. The five bottom performers were Rovi Corp., Deckers Outdoor Corp., Groupon, Inc., DigitalGlobe, Inc., and VeriSign, Inc. The top five contributors were Equinix, Inc., SBA Communications Corp., PVH Corp., Salesforce.com, Inc., and Rackspace Hosting, Inc. The top detractors were Deckers Outdoor Corp., Rovi Corp., NetApp, Inc., Whiting Petroleum Corp., and MICROS Systems, Inc.(1)

Equinix, Inc., a leading data center solutions company, was the top contributor to relative performance. The company’s core business remains strong and pricing is up in the three main areas in which it operates; the U.S., Europe and Asia. In 2012, Equinix, Inc. also acquired data centers in Frankfurt, Hong Kong, Shanghai, and Singapore to further drive growth. During the third quarter, the company announced its plans to convert to a real estate investment trust (REIT), which should provide tax and valuation benefits. The market has begun to recognize that Equinix, Inc. is trading at a discount to other data center operators that are publicly traded REITs, and appreciate the growth and stability of Equinix, Inc.’s revenue stream. We continue to have conviction in the company’s ability to drive revenue growth as it benefits from several secular growth drivers, including cloud computing, growth in internet traffic and enterprise outsourcing, and rising demand for optimized network performance.(1)

SBA Communications Corp. performed well in 2012 as it benefited from the current secular growth trends that are driving the wireless communication industry. Organic leasing revenues have continued to grow, which we believe is sustainable as wireless providers build out their 4G networks to support increasing demand for mobile data usage. Furthermore, management has indicated that it is evaluating the potential to convert to a REIT, which we believe would unlock further shareholder value. In our view, the secular growth trends of the wireless communication industry remain intact, as the industry continues to evolve from primarily voice to data usage, demand on the networks increases, and carriers make additional investments to build out their networks. In our view, SBA Communications Corp. is well positioned to benefit from increased data usage, network upgrades, improved coverage, and inherent industry regulations that govern the construction of new towers and create high barriers to entry.(1)

Deckers Outdoor Corp. was the top detractor from relative performance. The company’s earnings and guidance were disappointing during 2012 as the company continued to battle headwinds from the impact of an unseasonably warm winter in 2011, which pressured the company’s inventory position and profitability. We expect the inventory pressure to subside through the course of 2013. We still believe in the strength of the company’s UGG brand and expect the company to show improved sales and margin expansion in 2013.(1)

During the third quarter, we decided to cut losses and exit out of our position in Rovi Corp., a company that holds patents on interactive program guides (IPGs) for video delivery services and devices. We owned the company largely due to the growth potential in their electronic programming guide (EPG) business. However, after some management execution errors and delays in the market development of this key business, we lost confidence in the company’s ability to capitalize on the opportunity and sold Rovi Corp. in favor of companies with a better risk/reward profile.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2012.

44	(continued)

Ohio National Fund, Inc.	Mid Cap Opportunity Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell Midcap Growth Index is a subset of the Russell Midcap Index, which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates. The index presented herein includes the effects of reinvested dividends.

Portfolio Composition as of December 31, 2012 (1)

% of Net Assets
Common Stocks (3)	99.5
Money Market Funds Less Net Liabilities	0.5

100.0

Top 10 Portfolio Holdings as of December 31, 2012 (1) (2)

% of Net Assets
1. SBA Communications Corp. Class A	3.6
2. PVH Corp.	2.7
3. CBRE Group, Inc.	2.3
4. Equinix, Inc.	2.2
5. Rackspace Hosting, Inc.	2.1
6. PetSmart, Inc.	2.1
7. Amphenol Corp. Class A	2.0
8. Agilent Technologies, Inc.	2.0
9. Xilinx, Inc.	1.9
10. Crown Castle International Corp.	1.9

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	22.6
Consumer Discretionary	21.5
Health Care	12.8
Financials	12.6
Industrials	8.1
Telecommunication Services	6.9
Consumer Staples	5.6
Materials	4.8
Energy	4.6

99.5

45

Ohio National Fund, Inc.	Mid Cap Opportunity Portfolio

Schedule of Investments	December 31, 2012

Common Stocks – 99.5%		Shares	Value
CONSUMER DISCRETIONARY – 21.5%
Coinstar, Inc. (Diversified Consumer Svs.)	(a)	24,244	$1,260,930
Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure)	(a)	3,585	1,066,394
Dunkin’ Brands Group, Inc. (Hotels, Restaurants & Leisure)		17,124	568,174
Marriott International, Inc. Class A (Hotels, Restaurants & Leisure)		25,549	952,211
Discovery Communications, Inc. Class A (Media)	(a)	10,433	662,287
Pandora Media, Inc. (Media)	(a)	54,202	497,574
Scripps Networks Interactive, Inc. Class A (Media)		13,808	799,759
Dollar General Corp. (Multiline Retail)	(a)	8,995	396,590
Family Dollar Stores, Inc. (Multiline Retail)		18,529	1,174,924
Bed Bath & Beyond, Inc. (Specialty Retail)	(a)	10,503	587,223
Dick’s Sporting Goods, Inc. (Specialty Retail)		13,494	613,842
PetSmart, Inc. (Specialty Retail)		20,545	1,404,045
Tiffany & Co. (Specialty Retail)		8,936	512,390
Urban Outfitters, Inc. (Specialty Retail)	(a)	19,377	762,679
Deckers Outdoor Corp. (Textiles, Apparel & Luxury Goods)	(a)	18,328	738,069
Lululemon Athletica, Inc. (Textiles, Apparel & Luxury Goods)	(a)	7,882	600,845
PVH Corp. (Textiles, Apparel & Luxury Goods)		16,594	1,842,100

			14,440,036

CONSUMER STAPLES – 5.6%
Beam, Inc. (Beverages)		14,283	872,548
Hain Celestial Group, Inc. / The (Food Products)	(a)	16,350	886,497
TreeHouse Foods, Inc. (Food Products)	(a)	9,914	516,817
Church & Dwight Co., Inc. (Household Products)		16,492	883,476
Estee Lauder Cos., Inc. / The Class A (Personal Products)		10,017	599,618

			3,758,956

ENERGY – 4.6%
Cameron International Corp. (Energy Equip. & Svs.)	(a)	14,386	812,234
Core Laboratories NV (Energy Equip. & Svs.)		4,340	474,405
Dril-Quip, Inc. (Energy Equip. & Svs.)	(a)	9,799	715,817
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)		5,172	551,283
Whiting Petroleum Corp. (Oil, Gas & Consumable Fuels)	(a)	12,161	527,423

			3,081,162

FINANCIALS – 12.6%
Lazard Ltd. Class A (Capital Markets)		29,134	869,359
Northern Trust Corp. (Capital Markets)		22,578	1,132,512
T. Rowe Price Group, Inc. (Capital Markets)		13,441	875,412
First Republic Bank (Commercial Banks)		32,798	1,075,118
SLM Corp. (Consumer Finance)		42,551	728,899
IntercontinentalExchange, Inc. (Diversified Financial Svs.)	(a)	7,879	975,499
MSCI, Inc. (Diversified Financial Svs.)	(a)	39,964	1,238,484
CBRE Group, Inc. (Real Estate Mgmt. & Development)	(a)	77,963	1,551,464

			8,446,747

HEALTH CARE – 12.8%
Alexion Pharmaceuticals, Inc. (Biotechnology)	(a)	4,322	405,447
Ariad Pharmaceuticals, Inc. (Biotechnology)	(a)	16,482	316,125
BioMarin Pharmaceutical, Inc. (Biotechnology)	(a)	8,375	412,469
Cepheid, Inc. (Biotechnology)	(a)	16,173	546,809
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	22,703	952,164
CareFusion Corp. (Health Care Equip. & Supplies)	(a)	26,465	756,370
C.R. Bard, Inc. (Health Care Equip. & Supplies)		11,572	1,131,047
Henry Schein, Inc. (Health Care Providers & Svs.)	(a)	10,475	842,819
HMS Holdings Corp. (Health Care Providers & Svs.)	(a)	11,662	302,279
MEDNAX, Inc. (Health Care Providers & Svs.)	(a)	4,161	330,883

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)		32,936	$1,348,400
Mettler-Toledo International, Inc. (Life Sciences Tools & Svs.)	(a)	2,594	501,420
Shire PLC – ADR (Pharmaceuticals)		8,255	760,946

			8,607,178

INDUSTRIALS – 8.1%
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)		6,971	440,707
Ritchie Bros Auctioneers, Inc. (Commercial Svs. & Supplies)		46,800	977,652
Quanta Services, Inc. (Construction & Engineering)	(a)	24,699	674,036
Rockwell Automation, Inc. (Electrical Equip.)		8,218	690,230
Roper Industries, Inc. (Electrical Equip.)		6,978	777,907
Graco, Inc. (Machinery)		13,694	705,104
Kennametal, Inc. (Machinery)		28,573	1,142,920

			5,408,556

INFORMATION TECHNOLOGY – 22.6%
Juniper Networks, Inc. (Communications Equip.)	(a)	19,075	375,205
NetApp, Inc. (Computers & Peripherals)	(a)	31,522	1,057,563
Amphenol Corp. Class A (Electronic Equip., Instr. & Comp.)		21,072	1,363,358
RealD, Inc. (Electronic Equip., Instr. & Comp.)	(a)	41,440	464,542
Equinix, Inc. (Internet Software & Svs.)	(a)	7,241	1,493,094
Rackspace Hosting, Inc. (Internet Software & Svs.)	(a)	19,375	1,438,981
Cognizant Technology Solutions Corp. Class A (IT Svs.)	(a)	8,682	642,902
FleetCor Technologies, Inc. (IT Svs.)	(a)	17,881	959,316
Genpact Ltd. (IT Svs.)		32,471	503,301
VeriFone Systems, Inc. (IT Svs.)	(a)	10,209	303,003
Altera Corp. (Semiconductors & Equip.)		32,220	1,109,657
Linear Technology Corp. (Semiconductors & Equip.)		18,223	625,049
Xilinx, Inc. (Semiconductors & Equip.)		36,062	1,294,626
Activision Blizzard, Inc. (Software)		104,851	1,113,518
Citrix Systems, Inc. (Software)	(a)	9,598	631,068
MICROS Systems, Inc. (Software)	(a)	20,831	884,068
Salesforce.com, Inc. (Software)	(a)	5,300	890,930

			15,150,181

MATERIALS – 4.8%
Airgas, Inc. (Chemicals)		13,400	1,223,286
Ecolab, Inc. (Chemicals)		14,262	1,025,438
International Flavors & Fragrances, Inc. (Chemicals)		13,954	928,499

			3,177,223

TELECOMMUNICATION SERVICES – 6.9%
tw telecom, Inc. (Diversified Telecom. Svs.)	(a)	37,060	943,918
Crown Castle International Corp. (Wireless Telecom. Svs.)	(a)	17,534	1,265,253
SBA Communications Corp. Class A (Wireless Telecom. Svs.)	(a)	34,248	2,432,293

			4,641,464

Total Common Stocks (Cost $57,089,842)			$66,711,503

Money Market Funds – 1.0%		Shares	Value
Fidelity Institutional Money Market Funds Prime Money Market Portfolio – Class I		701,000	$701,000

Total Money Market Funds (Cost $701,000)			$701,000

Total Investments – 100.5% (Cost $57,790,842)	(b)		$67,412,503
Liabilities in Excess of Other Assets – (0.5)%			(350,897)

Net Assets – 100.0%			$67,061,606

46	(continued)

Ohio National Fund, Inc.	Mid Cap Opportunity Portfolio (Continued)

Schedule of Investments	December 31, 2012

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

47

Ohio National Fund, Inc.	S&P 500® Index Portfolio

Objective/Strategy

The S&P 500® Index Portfolio seeks total return that approximates the total return of the Standard & Poor’s 500® Index (S&P 500® Index), at a risk level consistent with that of the Standard & Poor’s 500® Index.

Performance as of December 31, 2012

Average Annual Total Returns:
One year	15.40%
Five years	1.18%
Ten years	6.59%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2012, the S&P 500® Index Portfolio returned 15.40% versus 16.00% for the current benchmark, the S&P 500® Index.

The Portfolio’s correlation with the S&P 500® Index was 99.9%. The high correlation is due to the fact that the Portfolio invests in each of the 500 stocks in the index. The Portfolio also invests in the SPDR S&P 500 ETF Trust, an exchange traded fund that mimics the holdings and returns of the S&P 500® Index.(1)

The largest contributors to the index return for 2012 were Apple, Inc., Bank of America Corp., JPMorgan Chase & Co., Citigroup, Inc., and Comcast Corp. The largest detractors for the index in 2012 were Hewlett-Packard Co., Intel Corp., Occidental Petroleum Corp., McDonald’s Corp., and Exelon Corp.

The year 2012 was action packed. From the presidential elections, to the debt negotiations/“fiscal cliff”, to Hurricane Sandy, to renewed economic fears out of Eastern Europe, the stock market had a bumpy year. Equities indices, however, ended 2012 in positive territory. There appears to be more uncertainty in 2013 as Congress still needs to reach an agreement to raise the debt ceiling and make certain budget cuts.

We believe that 2013 should end up being another good year for equities once we get past the near term political risk. Equity indices are relatively undervalued compared to other assets and historical measures. The economy and unemployment will likely improve, albeit at a slow pace, and the Federal Reserve should continue to be accommodative.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2012.

“Standard & Poor’s®”, “S&P®”, “S&P 500®” and “Standard & Poor’s 500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Ohio National Investments, Inc. (ONI). The S&P 500® Index Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s (“S&P”) and S&P makes no representation regarding the advisability of investing in the S&P 500® Index Portfolio. S&P makes no representation or warranty, express or implied, to the owners of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500® Index to track general stock market performance. S&P’s only relationship to ONI is the licensing of certain trademarks and trade names of S&P® and of the S&P 500® Index which is determined, composed and calculated by S&P® without regard to ONI or the S&P 500® Index Portfolio. S&P® has no obligation to take the needs of ONI or the owners of the Portfolio into consideration in determining, composing or calculating the S&P 500® Index. S&P® is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of the Portfolio or in the determination or calculation of the equation by which the Portfolio is to be converted into cash. S&P® has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting. Investors cannot invest directly in an index, although they can invest in its underlying securities or funds.

The S&P 500® Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

48	(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Portfolio Composition as of December 31, 2012 (1)

% of Net Assets
Common Stocks (3)	96.2
Exchange Traded Funds Less Net Liabilities	3.8

100.0

Top 10 Portfolio Holdings as of December 31,
2012 (1) (2)

% of Net Assets
1. SPDR S&P 500 ETF Trust	3.8
2. Apple, Inc.	3.8
3. Exxon Mobil Corp.	3.0
4. General Electric Co.	1.7
5. Chevron Corp.	1.6
6. International Business Machines Corp.	1.5
7. Microsoft Corp.	1.5
8. Johnson & Johnson	1.5
9. AT&T, Inc.	1.4
10. Google, Inc. Class A	1.4

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	18.3
Financials	15.0
Health Care	11.6
Consumer Discretionary	11.1
Energy	10.6
Consumer Staples	10.2
Industrials	9.7
Materials	3.5
Utilities	3.3
Telecommunication Services	2.9

96.2

49

Ohio National Fund, Inc.	S&P 500® Index Portfolio

Schedule of Investments	December 31, 2012

Common Stocks – 96.2%		Shares	Value
CONSUMER DISCRETIONARY – 11.1%
BorgWarner, Inc. (Auto Components)	(a)	1,800	$128,916
Delphi Automotive PLC (Auto Components)	(a)	4,600	175,950
Goodyear Tire & Rubber Co. / The (Auto Components)	(a)	3,800	52,478
Johnson Controls, Inc. (Auto Components)		10,700	328,490
Ford Motor Co. (Automobiles)		59,887	775,537
Harley-Davidson, Inc. (Automobiles)		3,600	175,824
Genuine Parts Co. (Distributors)		2,400	152,592
Apollo Group, Inc. Class A (Diversified Consumer Svs.)	(a)	1,600	33,472
H&R Block, Inc. (Diversified Consumer Svs.)		4,300	79,851
Carnival Corp. (Hotels, Restaurants & Leisure)		7,000	257,390
Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure)	(a)	500	148,730
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)		2,000	90,140
International Game Technology (Hotels, Restaurants & Leisure)		4,200	59,514
Marriott International, Inc. Class A (Hotels, Restaurants & Leisure)		3,846	143,340
McDonald’s Corp. (Hotels, Restaurants & Leisure)		15,800	1,393,718
Starbucks Corp. (Hotels, Restaurants & Leisure)		11,700	627,354
Starwood Hotels & Resorts Worldwide, Inc. (Hotels, Restaurants & Leisure)		3,100	177,816
Wyndham Worldwide Corp. (Hotels, Restaurants & Leisure)		2,160	114,934
Wynn Resorts Ltd. (Hotels, Restaurants & Leisure)		1,200	134,988
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		7,100	471,440
D.R. Horton, Inc. (Household Durables)		4,400	87,032
Garmin Ltd. (Household Durables)		1,700	69,394
Harman International Industries, Inc. (Household Durables)		1,100	49,104
Leggett & Platt, Inc. (Household Durables)		2,200	59,884
Lennar Corp. Class A (Household Durables)		2,600	100,542
Newell Rubbermaid, Inc. (Household Durables)		4,500	100,215
PulteGroup, Inc. (Household Durables)	(a)	5,350	97,156
Whirlpool Corp. (Household Durables)		1,255	127,696
Amazon.com, Inc. (Internet & Catalog Retail)	(a)	5,650	1,418,941
Expedia, Inc. (Internet & Catalog Retail)		1,500	92,175
Netflix, Inc. (Internet & Catalog Retail)	(a)	850	78,863
priceline.com, Inc. (Internet & Catalog Retail)	(a)	775	481,430
TripAdvisor, Inc. (Internet & Catalog Retail)	(a)	1,700	71,332
Hasbro, Inc. (Leisure Equip. & Products)		1,800	64,620
Mattel, Inc. (Leisure Equip. & Products)		5,400	197,748
Cablevision Systems Corp. Class A (Media)		3,400	50,796
CBS Corp. Class B (Media)		9,250	351,962
Comcast Corp. Class A (Media)		41,753	1,560,727
DIRECTV (Media)	(a)	9,500	476,520
Discovery Communications, Inc. Class A (Media)	(a)	3,700	234,876
Gannett Co., Inc. (Media)		3,600	64,836
Interpublic Group of Cos., Inc. / The (Media)		6,723	74,087
McGraw-Hill Cos., Inc. / The (Media)		4,400	240,548
News Corp. Class A (Media)		31,600	807,064
Omnicom Group, Inc. (Media)		4,100	204,836
Scripps Networks Interactive, Inc. Class A (Media)		1,400	81,088
Time Warner Cable, Inc. (Media)		4,732	459,903
Time Warner, Inc. (Media)		14,866	711,041
Viacom, Inc. Class B (Media)		7,250	382,365
Walt Disney Co. / The (Media)		27,800	1,384,162
Washington Post Co. / The Class B (Media)		75	27,391
Big Lots, Inc. (Multiline Retail)	(a)	900	25,614
Dollar General Corp. (Multiline Retail)	(a)	4,100	180,769
Dollar Tree, Inc. (Multiline Retail)	(a)	3,600	146,016
Family Dollar Stores, Inc. (Multiline Retail)		1,500	95,115
J.C. Penney Co., Inc. (Multiline Retail)		2,200	43,362
Kohl’s Corp. (Multiline Retail)		3,300	141,834
Macy’s, Inc. (Multiline Retail)		6,176	240,988
Nordstrom, Inc. (Multiline Retail)		2,400	128,400
Target Corp. (Multiline Retail)		10,200	603,534
Abercrombie & Fitch Co. Class A (Specialty Retail)		1,200	57,564

Common Stocks (Continued)		Shares	Value
CONSUMER DISCRETIONARY (continued)
AutoNation, Inc. (Specialty Retail)	(a)	600	$23,820
AutoZone, Inc. (Specialty Retail)	(a)	600	212,658
Bed Bath & Beyond, Inc. (Specialty Retail)	(a)	3,600	201,276
Best Buy Co., Inc. (Specialty Retail)		4,175	49,474
CarMax, Inc. (Specialty Retail)	(a)	3,600	135,144
GameStop Corp. Class A (Specialty Retail)		1,900	47,671
Gap, Inc. / The (Specialty Retail)		4,650	144,336
Home Depot, Inc. / The (Specialty Retail)		23,500	1,453,475
Lowe’s Cos., Inc. (Specialty Retail)		17,700	628,704
Limited Brands, Inc. (Specialty Retail)		3,800	178,828
O’Reilly Automotive, Inc. (Specialty Retail)	(a)	1,800	160,956
PetSmart, Inc. (Specialty Retail)		1,700	116,178
Ross Stores, Inc. (Specialty Retail)		3,500	189,525
Staples, Inc. (Specialty Retail)		10,600	120,840
Tiffany & Co. (Specialty Retail)		1,900	108,946
TJX Cos., Inc. (Specialty Retail)		11,400	483,930
Urban Outfitters, Inc. (Specialty Retail)	(a)	1,700	66,912
Coach, Inc. (Textiles, Apparel & Luxury Goods)		4,500	249,795
Fossil, Inc. (Textiles, Apparel & Luxury Goods)	(a)	800	74,480
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		11,400	588,240
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)		1,000	149,920
V.F. Corp. (Textiles, Apparel & Luxury Goods)		1,400	211,358

			22,990,470

CONSUMER STAPLES – 10.2%
Beam, Inc. (Beverages)		2,500	152,725
Brown-Forman Corp. Class B (Beverages)		2,375	150,219
Coca-Cola Co. / The (Beverages)		60,500	2,193,125
Coca-Cola Enterprises, Inc. (Beverages)		4,200	133,266
Constellation Brands, Inc. Class A (Beverages)	(a)	2,400	84,936
Dr Pepper Snapple Group, Inc. (Beverages)		3,300	145,794
Molson Coors Brewing Co. Class B (Beverages)		2,400	102,696
Monster Beverage Corp. (Beverages)	(a)	2,300	121,624
PepsiCo, Inc. (Beverages)		24,247	1,659,222
Costco Wholesale Corp. (Food & Staples Retailing)		6,800	671,636
CVS Caremark Corp. (Food & Staples Retailing)		19,520	943,792
Kroger Co. / The (Food & Staples Retailing)		8,100	210,762
Safeway, Inc. (Food & Staples Retailing)		3,800	68,742
Sysco Corp. (Food & Staples Retailing)		9,200	291,272
Walgreen Co. (Food & Staples Retailing)		13,500	499,635
Wal-Mart Stores, Inc. (Food & Staples Retailing)		26,300	1,794,449
Whole Foods Market, Inc. (Food & Staples Retailing)		2,700	246,591
Archer-Daniels-Midland Co. (Food Products)		10,350	283,486
Campbell Soup Co. (Food Products)		2,800	97,692
ConAgra Foods, Inc. (Food Products)		6,400	188,800
Dean Foods Co. (Food Products)	(a)	2,900	47,879
General Mills, Inc. (Food Products)		10,100	408,141
Hershey Co. / The (Food Products)		2,300	166,106
H.J. Heinz Co. (Food Products)		5,000	288,400
Hormel Foods Corp. (Food Products)		2,100	65,541
J.M. Smucker Co. / The (Food Products)		1,700	146,608
Kellogg Co. (Food Products)		3,900	217,815
Kraft Foods Group, Inc. (Food Products)		9,325	424,008
McCormick & Co., Inc. (Food Products)		2,100	133,413
Mead Johnson Nutrition Co. (Food Products)		3,151	207,619
Mondelez International, Inc. Class A (Food Products)		27,876	710,002
Tyson Foods, Inc. Class A (Food Products)		4,500	87,300
Clorox Co. / The (Household Products)		2,000	146,440
Colgate-Palmolive Co. (Household Products)		7,000	731,780
Kimberly-Clark Corp. (Household Products)		6,100	515,023
Procter & Gamble Co. / The (Household Products)		42,922	2,913,974
Avon Products, Inc. (Personal Products)		6,800	97,648
Estee Lauder Cos., Inc. / The Class A (Personal Products)		3,800	227,468
Altria Group, Inc. (Tobacco)		31,800	999,156
Lorillard, Inc. (Tobacco)		1,997	232,990
Philip Morris International, Inc. (Tobacco)		26,200	2,191,368
Reynolds American, Inc. (Tobacco)		5,100	211,293

			21,210,436

50	(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Schedule of Investments	December 31, 2012

Common Stocks (Continued)		Shares	Value
ENERGY – 10.6%
Baker Hughes, Inc. (Energy Equip. & Svs.)		6,941	$283,470
Cameron International Corp. (Energy Equip. & Svs.)	(a)	3,900	220,194
Diamond Offshore Drilling, Inc. (Energy Equip. & Svs.)		1,100	74,756
Ensco PLC Class A (Energy Equip. & Svs.)		3,600	213,408
FMC Technologies, Inc. (Energy Equip. & Svs.)	(a)	3,700	158,471
Halliburton Co. (Energy Equip. & Svs.)		14,600	506,474
Helmerich & Payne, Inc. (Energy Equip. & Svs.)		1,700	95,217
Nabors Industries Ltd. (Energy Equip. & Svs.)	(a)	4,600	66,470
National Oilwell Varco, Inc. (Energy Equip. & Svs.)		6,700	457,945
Noble Corp. (Energy Equip. & Svs.)		4,000	139,280
Rowan Cos. Plc Class A (Energy Equip. & Svs.)	(a)	1,900	59,413
Schlumberger Ltd. (Energy Equip. & Svs.)		20,847	1,444,489
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)		7,800	579,618
Apache Corp. (Oil, Gas & Consumable Fuels)		6,172	484,502
Cabot Oil & Gas Corp. (Oil, Gas & Consumable Fuels)		3,300	164,142
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		8,100	134,622
Chevron Corp. (Oil, Gas & Consumable Fuels)		30,738	3,324,007
ConocoPhillips (Oil, Gas & Consumable Fuels)		19,100	1,107,609
CONSOL Energy, Inc. (Oil, Gas & Consumable Fuels)		3,600	115,560
Denbury Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	6,100	98,820
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		5,900	307,036
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		4,250	513,357
EQT Corp. (Oil, Gas & Consumable Fuels)		2,300	135,654
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		71,564	6,193,864
Hess Corp. (Oil, Gas & Consumable Fuels)		4,700	248,912
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		9,973	352,346
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		11,120	340,939
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)		5,360	337,680
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)		2,900	172,695
Newfield Exploration Co. (Oil, Gas & Consumable Fuels)	(a)	2,100	56,238
Noble Energy, Inc. (Oil, Gas & Consumable Fuels)		2,800	284,872
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		12,700	972,947
Peabody Energy Corp. (Oil, Gas & Consumable Fuels)		4,200	111,762
Phillips 66 (Oil, Gas & Consumable Fuels)		9,850	523,035
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)		1,900	202,521
QEP Resources, Inc. (Oil, Gas & Consumable Fuels)		2,800	84,756
Range Resources Corp. (Oil, Gas & Consumable Fuels)		2,600	163,358
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)	(a)	5,500	183,755
Spectra Energy Corp. (Oil, Gas & Consumable Fuels)		10,418	285,245
Tesoro Corp. (Oil, Gas & Consumable Fuels)		2,200	96,910
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		8,700	296,844
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		10,600	347,044
WPX Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	3,100	46,128

			21,986,365

FINANCIALS – 15.0%
Ameriprise Financial, Inc. (Capital Markets)		3,280	205,426
Bank of New York Mellon Corp. / The (Capital Markets)		18,311	470,593
BlackRock, Inc. (Capital Markets)		2,000	413,420
Charles Schwab Corp. / The (Capital Markets)		17,200	246,992
E*TRADE Financial Corp. (Capital Markets)	(a)	4,090	36,606
Franklin Resources, Inc. (Capital Markets)		2,200	276,540
Goldman Sachs Group, Inc. / The (Capital Markets)		6,950	886,542
Invesco Ltd. (Capital Markets)		7,000	182,630
Legg Mason, Inc. (Capital Markets)		1,800	46,296
Morgan Stanley (Capital Markets)		21,700	414,904

Common Stocks (Continued)		Shares	Value
FINANCIALS (continued)
Northern Trust Corp. (Capital Markets)		3,400	$170,544
State Street Corp. (Capital Markets)		7,300	343,173
T. Rowe Price Group, Inc. (Capital Markets)		4,000	260,520
BB&T Corp. (Commercial Banks)		11,000	320,210
Comerica, Inc. (Commercial Banks)		3,000	91,020
Fifth Third Bancorp (Commercial Banks)		14,050	213,420
First Horizon National Corp. (Commercial Banks)		3,864	38,292
Huntington Bancshares, Inc. (Commercial Banks)		13,400	85,626
KeyCorp (Commercial Banks)		14,700	123,774
M&T Bank Corp. (Commercial Banks)		1,900	187,093
PNC Financial Services Group, Inc. (Commercial Banks)		8,342	486,422
Regions Financial Corp. (Commercial Banks)		22,175	157,886
SunTrust Banks, Inc. (Commercial Banks)		8,500	240,975
U.S. Bancorp (Commercial Banks)		29,490	941,911
Wells Fargo & Co. (Commercial Banks)		76,813	2,625,468
Zions Bancorporation (Commercial Banks)		2,900	62,060
American Express Co. (Consumer Finance)		15,300	879,444
Capital One Financial Corp. (Consumer Finance)		9,173	531,392
Discover Financial Services (Consumer Finance)		7,950	306,473
SLM Corp. (Consumer Finance)		7,300	125,049
Bank of America Corp. (Diversified Financial Svs.)		169,127	1,961,873
Citigroup, Inc. (Diversified Financial Svs.)		46,036	1,821,184
CME Group, Inc. (Diversified Financial Svs.)		4,775	242,140
IntercontinentalExchange, Inc. (Diversified Financial Svs.)	(a)	1,100	136,191
JPMorgan Chase & Co. (Diversified Financial Svs.)		59,643	2,622,503
Leucadia National Corp. (Diversified Financial Svs.)		3,100	73,749
Moody’s Corp. (Diversified Financial Svs.)		3,000	150,960
NASDAQ OMX Group, Inc. / The (Diversified Financial Svs.)		1,800	45,018
NYSE Euronext (Diversified Financial Svs.)		3,800	119,852
ACE Ltd. (Insurance)		5,300	422,940
Aflac, Inc. (Insurance)		7,400	393,088
Allstate Corp. / The (Insurance)		7,600	305,292
American International Group, Inc. (Insurance)	(a)	23,195	818,784
Aon PLC (Insurance)		5,000	278,000
Assurant, Inc. (Insurance)		1,200	41,640
Berkshire Hathaway, Inc. Class B (Insurance)	(a)	28,591	2,564,613
Chubb Corp. / The (Insurance)		4,100	308,812
Cincinnati Financial Corp. (Insurance)		2,266	88,737
Genworth Financial, Inc. Class A (Insurance)	(a)	7,700	57,827
Hartford Financial Services Group, Inc. (Insurance)		6,800	152,592
Lincoln National Corp. (Insurance)		4,286	111,007
Loews Corp. (Insurance)		4,861	198,086
Marsh & McLennan Cos., Inc. (Insurance)		8,500	292,995
MetLife, Inc. (Insurance)		17,100	563,274
Principal Financial Group, Inc. (Insurance)		4,300	122,636
Progressive Corp. / The (Insurance)		8,700	183,570
Prudential Financial, Inc. (Insurance)		7,300	389,309
Torchmark Corp. (Insurance)		1,450	74,922
Travelers Cos., Inc. / The (Insurance)		5,959	427,975
Unum Group (Insurance)		4,300	89,526
XL Group PLC (Insurance)		4,700	117,782
American Tower Corp. (Real Estate Investment Trusts)		6,200	479,074
Apartment Investment & Management Co. Class A (Real Estate Investment Trusts)		2,273	61,507
AvalonBay Communities, Inc. (Real Estate Investment Trusts)		1,831	248,265
Boston Properties, Inc. (Real Estate Investment Trusts)		2,400	253,944
Equity Residential (Real Estate Investment Trusts)		5,000	283,350
HCP, Inc. (Real Estate Investment Trusts)		7,100	320,778
Health Care REIT, Inc. (Real Estate Investment Trusts)		4,100	251,289
Host Hotels & Resorts, Inc. (Real Estate Investment Trusts)		11,402	178,669
Kimco Realty Corp. (Real Estate Investment Trusts)		6,400	123,648

51	(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Schedule of Investments	December 31, 2012

Common Stocks (Continued)		Shares	Value
FINANCIALS (continued)
Plum Creek Timber Co., Inc. (Real Estate Investment Trusts)		2,500	$110,925
Prologis, Inc. (Real Estate Investment Trusts)		7,239	264,151
Public Storage (Real Estate Investment Trusts)		2,300	333,408
Simon Property Group, Inc. (Real Estate Investment Trusts)		4,862	768,634
Ventas, Inc. (Real Estate Investment Trusts)		4,600	297,712
Vornado Realty Trust (Real Estate Investment Trusts)		2,693	215,655
Weyerhaeuser Co. (Real Estate Investment Trusts)		8,463	235,441
CBRE Group, Inc. (Real Estate Mgmt. & Development)	(a)	4,700	93,530
Hudson City Bancorp, Inc. (Thrifts & Mortgage Finance)		7,500	60,975
People’s United Financial, Inc. (Thrifts & Mortgage Finance)		5,500	66,495

			31,195,028

HEALTH CARE – 11.6%
Alexion Pharmaceuticals, Inc. (Biotechnology)	(a)	3,000	281,430
Amgen, Inc. (Biotechnology)		12,006	1,036,358
Biogen Idec, Inc. (Biotechnology)	(a)	3,745	549,279
Celgene Corp. (Biotechnology)	(a)	6,600	519,552
Gilead Sciences, Inc. (Biotechnology)	(a)	11,900	874,055
Abbott Laboratories (Health Care Equip. & Supplies)		24,800	1,624,400
Baxter International, Inc. (Health Care Equip. & Supplies)		8,600	573,276
Becton Dickinson and Co. (Health Care Equip. & Supplies)		3,100	242,389
Boston Scientific Corp. (Health Care Equip. & Supplies)	(a)	21,503	123,212
CareFusion Corp. (Health Care Equip. & Supplies)	(a)	3,450	98,601
Covidien PLC (Health Care Equip. & Supplies)		7,400	427,276
C.R. Bard, Inc. (Health Care Equip. & Supplies)		1,200	117,288
DENTSPLY International, Inc. (Health Care Equip. & Supplies)		2,200	87,142
Edwards Lifesciences Corp. (Health Care Equip. & Supplies)	(a)	1,800	162,306
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	625	306,481
Medtronic, Inc. (Health Care Equip. & Supplies)		15,900	652,218
St. Jude Medical, Inc. (Health Care Equip. & Supplies)		4,800	173,472
Stryker Corp. (Health Care Equip. & Supplies)		4,500	246,690
Varian Medical Systems, Inc. (Health Care Equip. & Supplies)	(a)	1,700	119,408
Zimmer Holdings, Inc. (Health Care Equip. & Supplies)		2,770	184,648
Aetna, Inc. (Health Care Providers & Svs.)		5,300	245,390
AmerisourceBergen Corp. (Health Care Providers & Svs.)		3,700	159,766
Cardinal Health, Inc. (Health Care Providers & Svs.)		5,300	218,254
Cigna Corp. (Health Care Providers & Svs.)		4,500	240,570
Coventry Health Care, Inc. (Health Care Providers & Svs.)		2,100	94,143
DaVita HealthCare Partners, Inc. (Health Care Providers & Svs.)	(a)	1,300	143,689
Express Scripts Holding Co. (Health Care Providers & Svs.)	(a)	12,778	690,012
Humana, Inc. (Health Care Providers & Svs.)		2,500	171,575
Laboratory Corp. of America Holdings (Health Care Providers & Svs.)	(a)	1,500	129,930
McKesson Corp. (Health Care Providers & Svs.)		3,700	358,752
Patterson Cos., Inc. (Health Care Providers & Svs.)		1,300	44,499
Quest Diagnostics, Inc. (Health Care Providers & Svs.)		2,500	145,675
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a)	1,712	55,589
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		16,000	867,840

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
WellPoint, Inc. (Health Care Providers & Svs.)		4,800	$292,416
Cerner Corp. (Health Care Technology)	(a)	2,300	178,572
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)		5,500	225,170
Life Technologies Corp. (Life Sciences Tools & Svs.)	(a)	2,717	133,350
PerkinElmer, Inc. (Life Sciences Tools & Svs.)		1,800	57,132
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		5,700	363,546
Waters Corp. (Life Sciences Tools & Svs.)	(a)	1,400	121,968
Allergan, Inc. (Pharmaceuticals)		4,800	440,304
Bristol-Myers Squibb Co. (Pharmaceuticals)		25,869	843,071
Eli Lilly & Co. (Pharmaceuticals)		16,000	789,120
Forest Laboratories, Inc. (Pharmaceuticals)	(a)	3,700	130,684
Hospira, Inc. (Pharmaceuticals)	(a)	2,610	81,536
Johnson & Johnson (Pharmaceuticals)		43,500	3,049,350
Merck & Co., Inc. (Pharmaceuticals)		47,694	1,952,592
Mylan, Inc. (Pharmaceuticals)	(a)	6,400	175,872
Perrigo Co. (Pharmaceuticals)		1,400	145,642
Pfizer, Inc. (Pharmaceuticals)		115,510	2,896,991
Watson Pharmaceuticals, Inc. (Pharmaceuticals)	(a)	2,000	172,000

			24,014,481

INDUSTRIALS – 9.7%
Boeing Co. / The (Aerospace & Defense)		10,700	806,352
General Dynamics Corp. (Aerospace & Defense)		5,200	360,204
Honeywell International, Inc. (Aerospace & Defense)		12,300	780,681
L-3 Communications Holdings, Inc. (Aerospace & Defense)		1,500	114,930
Lockheed Martin Corp. (Aerospace & Defense)		4,200	387,618
Northrop Grumman Corp. (Aerospace & Defense)		3,900	263,562
Precision Castparts Corp. (Aerospace & Defense)		2,300	435,666
Raytheon Co. (Aerospace & Defense)		5,200	299,312
Rockwell Collins, Inc. (Aerospace & Defense)		2,200	127,974
Textron, Inc. (Aerospace & Defense)		4,400	109,076
United Technologies Corp. (Aerospace & Defense)		13,200	1,082,532
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)		2,500	158,050
Expeditors International of Washington, Inc. (Air Freight & Logistics)		3,300	130,515
FedEx Corp. (Air Freight & Logistics)		4,600	421,912
United Parcel Service, Inc. Class B (Air Freight & Logistics)		11,200	825,776
Southwest Airlines Co. (Airlines)		11,600	118,784
Masco Corp. (Building Products)		5,600	93,296
ADT Corp. / The (Commercial Svs. & Supplies)		3,650	169,689
Avery Dennison Corp. (Commercial Svs. & Supplies)		1,600	55,872
Cintas Corp. (Commercial Svs. & Supplies)		1,700	69,530
Iron Mountain, Inc. (Commercial Svs. & Supplies)		2,584	80,233
Pitney Bowes, Inc. (Commercial Svs. & Supplies)		3,200	34,048
Republic Services, Inc. (Commercial Svs. & Supplies)		4,680	137,264
Stericycle, Inc. (Commercial Svs. & Supplies)	(a)	1,300	121,251
Tyco International Ltd. (Commercial Svs. & Supplies)		7,300	213,525
Waste Management, Inc. (Commercial Svs. & Supplies)		6,800	229,432
Fluor Corp. (Construction & Engineering)		2,600	152,724
Jacobs Engineering Group, Inc. (Construction & Engineering)	(a)	2,000	85,140
Quanta Services, Inc. (Construction & Engineering)	(a)	3,300	90,057
Eaton Corp. PLC (Electrical Equip.)		7,236	392,191
Emerson Electric Co. (Electrical Equip.)		11,400	603,744
Rockwell Automation, Inc. (Electrical Equip.)		2,200	184,778
Roper Industries, Inc. (Electrical Equip.)		1,500	167,220
3M Co. (Industrial Conglomerates)		10,000	928,500
Danaher Corp. (Industrial Conglomerates)		9,100	508,690
General Electric Co. (Industrial Conglomerates)		164,600	3,454,954
Caterpillar, Inc. (Machinery)		10,300	922,674
Cummins, Inc. (Machinery)		2,800	303,380

52	(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Schedule of Investments	December 31, 2012

Common Stocks (Continued)		Shares	Value
INDUSTRIALS (continued)
Deere & Co. (Machinery)		6,100	$527,162
Dover Corp. (Machinery)		2,800	183,988
Flowserve Corp. (Machinery)		800	117,440
Illinois Tool Works, Inc. (Machinery)		6,700	407,427
Ingersoll-Rand PLC (Machinery)		4,400	211,024
Joy Global, Inc. (Machinery)		1,700	108,426
PACCAR, Inc. (Machinery)		5,512	249,198
Pall Corp. (Machinery)		1,700	102,442
Parker Hannifin Corp. (Machinery)		2,300	195,638
Pentair Ltd. (Machinery)		3,303	162,342
Snap-on, Inc. (Machinery)		900	71,091
Stanley Black & Decker, Inc. (Machinery)		2,647	195,799
Xylem, Inc. (Machinery)		2,900	78,590
Dun & Bradstreet Corp. / The (Professional Svs.)		700	55,055
Equifax, Inc. (Professional Svs.)		1,900	102,828
Robert Half International, Inc. (Professional Svs.)		2,200	70,004
CSX Corp. (Road & Rail)		16,200	319,626
Norfolk Southern Corp. (Road & Rail)		5,000	309,200
Ryder System, Inc. (Road & Rail)		800	39,944
Union Pacific Corp. (Road & Rail)		7,400	930,328
Fastenal Co. (Trading Companies & Distributors)		4,200	196,098
W.W. Grainger, Inc. (Trading Companies & Distributors)		900	182,133

			20,236,919

INFORMATION TECHNOLOGY – 18.3%
Cisco Systems, Inc. (Communications Equip.)		83,300	1,636,845
F5 Networks, Inc. (Communications Equip.)	(a)	1,200	116,580
Harris Corp. (Communications Equip.)		1,800	88,128
JDS Uniphase Corp. (Communications Equip.)	(a)	3,675	49,760
Juniper Networks, Inc. (Communications Equip.)	(a)	8,100	159,327
Motorola Solutions, Inc. (Communications Equip.)		4,414	245,772
QUALCOMM, Inc. (Communications Equip.)		26,700	1,655,934
Apple, Inc. (Computers & Peripherals)		14,775	7,875,518
Dell, Inc. (Computers & Peripherals)		22,900	231,977
EMC Corp. (Computers & Peripherals)	(a)	33,100	837,430
Hewlett-Packard Co. (Computers & Peripherals)		30,900	440,325
NetApp, Inc. (Computers & Peripherals)	(a)	5,600	187,880
SanDisk Corp. (Computers & Peripherals)	(a)	3,800	165,528
Seagate Technology PLC (Computers & Peripherals)		5,300	161,544
Western Digital Corp. (Computers & Peripherals)		3,400	144,466
Amphenol Corp. Class A (Electronic Equip., Instr. & Comp.)		2,500	161,750
Corning, Inc. (Electronic Equip., Instr. & Comp.)		23,200	292,784
FLIR Systems, Inc. (Electronic Equip., Instr. & Comp.)		2,400	53,544
Jabil Circuit, Inc. (Electronic Equip., Instr. & Comp.)		2,900	55,941
Molex, Inc. (Electronic Equip., Instr. & Comp.)		2,200	60,126
TE Connectivity Ltd. (Electronic Equip., Instr. & Comp.)		6,600	244,992
Akamai Technologies, Inc. (Internet Software & Svs.)	(a)	2,800	114,548
eBay, Inc. (Internet Software & Svs.)	(a)	18,300	933,666
Google, Inc. Class A (Internet Software & Svs.)	(a)	4,150	2,943,886
VeriSign, Inc. (Internet Software & Svs.)	(a)	2,400	93,168
Yahoo!, Inc. (Internet Software & Svs.)	(a)	16,300	324,370
Accenture PLC Class A (IT Svs.)		10,000	665,000
Automatic Data Processing, Inc. (IT Svs.)		7,600	433,276
Cognizant Technology Solutions Corp. Class A (IT Svs.)	(a)	4,700	348,035
Computer Sciences Corp. (IT Svs.)		2,400	96,120
Fidelity National Information Services, Inc. (IT Svs.)		3,900	135,759
Fiserv, Inc. (IT Svs.)	(a)	2,100	165,963
International Business Machines Corp. (IT Svs.)		16,650	3,189,308
Mastercard, Inc. Class A (IT Svs.)		1,675	822,894
Paychex, Inc. (IT Svs.)		5,100	158,814
SAIC, Inc. (IT Svs.)		4,500	50,940
Teradata Corp. (IT Svs.)	(a)	2,700	167,103
Total System Services, Inc. (IT Svs.)		2,477	53,057
Visa, Inc. (IT Svs.)		8,200	1,242,956
Western Union Co. / The (IT Svs.)		9,347	127,213

Common Stocks (Continued)		Shares	Value
INFORMATION TECHNOLOGY (continued)
Xerox Corp. (Office Electronics)		19,802	$135,050
Advanced Micro Devices, Inc. (Semiconductors & Equip.)	(a)	9,500	22,800
Altera Corp. (Semiconductors & Equip.)		5,000	172,200
Analog Devices, Inc. (Semiconductors & Equip.)		4,700	197,682
Applied Materials, Inc. (Semiconductors & Equip.)		18,800	215,072
Broadcom Corp. Class A (Semiconductors & Equip.)		8,150	270,662
First Solar, Inc. (Semiconductors & Equip.)	(a)	950	29,336
Intel Corp. (Semiconductors & Equip.)		78,100	1,611,203
KLA-Tencor Corp. (Semiconductors & Equip.)		2,600	124,176
Lam Research Corp. (Semiconductors & Equip.)	(a)	2,725	98,454
Linear Technology Corp. (Semiconductors & Equip.)		3,600	123,480
LSI Corp. (Semiconductors & Equip.)	(a)	8,700	61,596
Microchip Technology, Inc. (Semiconductors & Equip.)		3,100	101,029
Micron Technology, Inc. (Semiconductors & Equip.)	(a)	16,000	101,600
NVIDIA Corp. (Semiconductors & Equip.)		9,800	120,442
Teradyne, Inc. (Semiconductors & Equip.)	(a)	2,900	48,981
Texas Instruments, Inc. (Semiconductors & Equip.)		17,600	544,544
Xilinx, Inc. (Semiconductors & Equip.)		4,100	147,190
Adobe Systems, Inc. (Software)	(a)	7,800	293,904
Autodesk, Inc. (Software)	(a)	3,500	123,725
BMC Software, Inc. (Software)	(a)	2,200	87,252
CA, Inc. (Software)		5,300	116,494
Citrix Systems, Inc. (Software)	(a)	2,900	190,675
Electronic Arts, Inc. (Software)	(a)	4,800	69,744
Intuit, Inc. (Software)		4,400	261,800
Microsoft Corp. (Software)		118,900	3,178,197
Oracle Corp. (Software)		59,000	1,965,880
Red Hat, Inc. (Software)	(a)	3,000	158,880
Salesforce.com, Inc. (Software)	(a)	2,100	353,010
Symantec Corp. (Software)	(a)	10,894	204,916

			38,062,201

MATERIALS – 3.5%
Air Products & Chemicals, Inc. (Chemicals)		3,300	277,266
Airgas, Inc. (Chemicals)		1,100	100,419
CF Industries Holdings, Inc. (Chemicals)		1,000	203,160
Dow Chemical Co. / The (Chemicals)		18,800	607,616
Eastman Chemical Co. (Chemicals)		2,400	163,320
Ecolab, Inc. (Chemicals)		4,100	294,790
E.I. du Pont de Nemours & Co. (Chemicals)		14,600	656,562
FMC Corp. (Chemicals)		2,200	128,744
International Flavors & Fragrances, Inc. (Chemicals)		1,300	86,502
LyondellBasell Industries NV Class A (Chemicals)		6,000	342,540
Monsanto Co. (Chemicals)		8,386	793,735
Mosaic Co. / The (Chemicals)		4,300	243,509
PPG Industries, Inc. (Chemicals)		2,400	324,840
Praxair, Inc. (Chemicals)		4,700	514,415
Sherwin-Williams Co. / The (Chemicals)		1,300	199,966
Sigma-Aldrich Corp. (Chemicals)		1,900	139,802
Vulcan Materials Co. (Construction Materials)		2,000	104,100
Ball Corp. (Containers & Packaging)		2,400	107,400
Bemis Co., Inc. (Containers & Packaging)		1,600	53,536
Owens-Illinois, Inc. (Containers & Packaging)	(a)	2,600	55,302
Sealed Air Corp. (Containers & Packaging)		3,100	54,281
Alcoa, Inc. (Metals & Mining)		16,800	145,824
Allegheny Technologies, Inc. (Metals & Mining)		1,700	51,612
Cliffs Natural Resources, Inc. (Metals & Mining)		2,200	84,832
Freeport-McMoRan Copper & Gold, Inc. (Metals & Mining)		14,852	507,938
Newmont Mining Corp. (Metals & Mining)		7,800	362,232
Nucor Corp. (Metals & Mining)		5,000	215,900
Titanium Metals Corp. (Metals & Mining)		1,200	19,812
United States Steel Corp. (Metals & Mining)		2,300	54,901
International Paper Co. (Paper & Forest Products)		6,900	274,896
MeadWestvaco Corp. (Paper & Forest Products)		2,700	86,049

			7,255,801

53	(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Schedule of Investments	December 31, 2012

Common Stocks (Continued)		Shares	Value
TELECOMMUNICATION SERVICES – 2.9%
AT&T, Inc. (Diversified Telecom. Svs.)		89,178	$3,006,190
CenturyLink, Inc. (Diversified Telecom. Svs.)		9,772	382,281
Frontier Communications Corp. (Diversified Telecom. Svs.)		15,641	66,943
Verizon Communications, Inc. (Diversified Telecom. Svs.)		44,800	1,938,496
Windstream Corp. (Diversified Telecom. Svs.)		9,196	76,143
Crown Castle International Corp. (Wireless Telecom. Svs.)	(a)	4,600	331,936
MetroPCS Communications, Inc. (Wireless Telecom. Svs.)	(a)	5,000	49,700
Sprint Nextel Corp. (Wireless Telecom. Svs.)	(a)	47,132	267,238

			6,118,927

UTILITIES – 3.3%
American Electric Power Co., Inc. (Electric Utilities)		7,600	324,368
Duke Energy Corp. (Electric Utilities)		11,043	704,543
Edison International (Electric Utilities)		5,100	230,469
Entergy Corp. (Electric Utilities)		2,800	178,500
Exelon Corp. (Electric Utilities)		13,390	398,219
FirstEnergy Corp. (Electric Utilities)		6,534	272,860
NextEra Energy, Inc. (Electric Utilities)		6,600	456,654
Northeast Utilities (Electric Utilities)		4,900	191,492
Pepco Holdings, Inc. (Electric Utilities)		3,600	70,596
Pinnacle West Capital Corp. (Electric Utilities)		1,700	86,666
PPL Corp. (Electric Utilities)		9,100	260,533
Southern Co. / The (Electric Utilities)		13,700	586,497
Xcel Energy, Inc. (Electric Utilities)		7,700	205,667
AGL Resources, Inc. (Gas Utilities)		1,886	75,383
ONEOK, Inc. (Gas Utilities)		3,200	136,800

Common Stocks (Continued)		Shares	Value
UTILITIES (continued)
AES Corp. (Ind. Power Prod. & Energy Traders)		9,700	$103,790
NRG Energy, Inc. (Ind. Power Prod. & Energy Traders)		5,100	117,249
Ameren Corp. (Multi-Utilities)		3,800	116,736
CenterPoint Energy, Inc. (Multi-Utilities)		6,700	128,975
CMS Energy Corp. (Multi-Utilities)		4,100	99,958
Consolidated Edison, Inc. (Multi-Utilities)		4,600	255,484
Dominion Resources, Inc. (Multi-Utilities)		9,000	466,200
DTE Energy Co. (Multi-Utilities)		2,700	162,135
Integrys Energy Group, Inc. (Multi-Utilities)		1,212	63,291
NiSource, Inc. (Multi-Utilities)		4,900	121,961
PG&E Corp. (Multi-Utilities)		6,700	269,206
Public Service Enterprise Group, Inc. (Multi-Utilities)		7,900	241,740
SCANA Corp. (Multi-Utilities)		2,100	95,844
Sempra Energy (Multi-Utilities)		3,500	248,290
TECO Energy, Inc. (Multi-Utilities)		3,200	53,632
Wisconsin Energy Corp. (Multi-Utilities)		3,600	132,660

			6,856,398

Total Common Stocks (Cost $153,938,003)			$199,927,026

Exchange Traded Funds – 3.8%		Shares	Value
SPDR S&P 500 ETF Trust		55,275	$7,877,793

Total Exchange Traded Funds (Cost $7,743,030)			$7,877,793

Total Investments – 100.0% (Cost $161,681,033)	(b)		$207,804,819
Liabilities in Excess of Other Assets – (0.0)%			(24,299)

Net Assets – 100.0%			$207,780,520

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

54

Ohio National Fund, Inc.	Strategic Value Portfolio

Objective/Strategy

The Strategic Value Portfolio seeks growth of capital and income by investing primarily in securities of high dividend yielding, undervalued stocks with dividend growth potential.

Performance as of December 31, 2012

Average Annual Total Returns:
One year	7.21%
Five years	1.84%
Ten years	5.39%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2012, the Strategic Value Portfolio returned 7.21% versus 10.84% for the current benchmark, the Dow Jones U.S. Select Dividend Index (DJSDI).

At the onset of 2012, equities were driven higher by better-than-expected economic reports and further easing of EuroZone concerns. The Federal Reserve also contributed to the market’s optimistic tone, as it hinted toward the possibility of a third round of quantitative easing (QE3).

The markets reversed course as the second quarter of 2012 began. Much of the major economic data disappointed as job growth slowed, jobless claims rose, business investment tailed off, and the initial read on first quarter gross domestic product (GDP) came in below expectations. There were some positives, such as good corporate earnings and robust consumer spending, but the negative data points, combined with concerns about Europe, were enough to stall the equity market’s sprint out of 2012’s gate.

At mid-year, European Union (EU) leaders defied expectations and agreed to the immediate and direct use of bailout funds to aid struggling European banks. The EU leaders’ agreement also dictated that a central EuroZone authority would be created to oversee the region’s banks. Even though the details of these measures still needed to be ironed out, the agreement reduced uncertainty in the markets and consequently catapulted stocks higher.

Despite weakening economic reports, stocks continued to rise during the third quarter, driven largely by the Federal Reserve’s actions. At its September meeting, the Federal Reserve unveiled QE3, which surprised many in its magnitude. Unlike the past two rounds of quantitative easing, QE3 did not specify time limits or dollar limits to its actions. Thus, the move became known as “QE Infinity.” The Federal Reserve also extended its 0% target funds rate policy to at least mid-2015 from the previous late-2014 date.

The calendar year ended with equity prices on a downward course, as multiple factors drove stocks lower. Domestically, corporate earnings were largely disappointing, and the upcoming U.S. fiscal cliff increased investor anxiety. Elsewhere, the EuroZone was battling through a recession and China was experiencing a slowdown.

The Portfolio pursues capital appreciation derived from dividend growth and a high level of current dividend income while targeting less risk. The Portfolio did well in accomplishing its dividend yield and dividend growth targets. The Portfolio ended the year with a gross dividend yield of 4.9%, which was well above that of both the S&P 500 Index, at 2.3%, and the DJSDI, at 4.0%. Additionally, dividend growth was strong as the Portfolio’s holdings experienced thirty three dividend increases and one special dividend. Within the Portfolio, companies announcing some of the highest dividend increases included: Lorillard, Inc., Chevron Corp., Phillip Morris International, and McDonald’s Corp., which raised their dividends by 19.2%, 11.1%, 10.4%, and 10.0%, respectively. The special dividend came courtesy of GlaxoSmithKline PLC following the sale of several of the company’s non-core, over-the-counter brands. The Portfolio also experienced no dividend cuts in the year.(1)

The Portfolio invests in high quality, high-yielding, defensive stocks in order to meet its objectives of delivering capital appreciation driven by dividend growth, a high dividend yield, and lower downside risk. Sectors containing stocks that fit this description were out of favor for much of the year and turned out to be the biggest detractors from relative performance. These sectors included Utilities, Energy, and Consumer Staples that returned 1.4%, 4.6%, and 10.8%, respectively. The highest returns in the broad market were found in Financials and Consumer Discretionary, which posted total returns of 28.8% and 23.9%, respectively. The Portfolio had little to no exposure to these sectors as they provide little in the way of reliable dividend opportunity.(1)

Regardless of market preferences, most sectors within the Portfolio contributed positively to the Portfolio’s total return. The largest contributions came from the Health Care and Consumer Staples sectors, which returned 10.6% and 11.4%, respectively. These non-cyclical, dividend-friendly sectors were led by Abbott Laboratories (+32.3%) and Eli Lilly & Co. (+24.3%) in Health Care and Kimberly-Clark Corp. and Unilever PLC (+19.0% each) in Consumer Staples. To the detriment of the Portfolio, previously held stocks Telefonica SA (-21.4%) and Exelon Corp. (-22.0%) detracted from overall performance due to stock-specific events.(1)

In a year marked by dramatic swings in investor preferences, the Portfolio was steadfast in its pursuit of high dividend income and dividend growth. As a result, the Portfolio’s performance did not track closely to any benchmark for the year. This was evidenced by the Portfolio’s low weighted-average 5-year beta of 0.55 versus the S&P 500 Index. This low beta indicates that the Portfolio does not move lock-step with the market, typically falling less in times of market distress and rising less during the sharp market rallies that are typically characterized by investor preferences for low-quality, low-yielding stocks.(1)

In late 2012, market performance was rather muted as uncertainty over a positive resolution to the fiscal cliff stifled investor enthusiasm. 2013 has offered a satisfying start for the dividend investor, however. While U.S. income and capital gains taxes will increase for the highest earners, we were pleased to see that rates were increased to 23.8% rather than the 43.6% initially feared. Of greater consequence, dividends will continue to enjoy equal footing with capital gains and will not suffer under a punitive tax differential. The markets have reacted positively to this news.

55	(continued)

Ohio National Fund, Inc.	Strategic Value Portfolio (Continued)

Regardless of what occurs in the future, the Portfolio provides a consistent, unwavering approach to investing, focusing on the basic principle that dividend yield and dividend growth are the drivers of long-term total return. With a portfolio comprised of high quality, high-yielding, defensive stocks that consistently and reliably pay and increase their dividends to shareholders, we believe that the Portfolio is able to provide investors with both a generous income stream and a strategy positioned to achieve superior long-term total returns.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2012.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Dow Jones U.S. Select Dividend Index is comprised of all dividend-paying companies in the Dow Jones U.S. Index that have a non-negative historical five-year dividend-per-share growth rate, a five-year average dividend to earnings-per-share ratio of less than or equal to 60%, paid dividends in each of the previous five years, and a three-month average daily trading volume of 200,000 shares. Current index components are included in the universe regardless of their dividend payout ratio or trading volume. The Dow Jones U.S. Index aims to consistently represent the top 95% of U.S. companies based on float-adjusted market capitalization, excluding non common issues and illiquid stocks. The index presented includes the effects of reinvested dividends.

Portfolio Composition as of December 31, 2012  (1)

% of Net Assets
Common Stocks (3)	96.4
Money Market Funds and Other Net Assets	3.6

100.0

Top 10 Portfolio Holdings as of December 31, 2012 (1) (2)

% of Net Assets
1. ConocoPhillips	4.5
2. AstraZeneca PLC	4.3
3. National Grid PLC	4.3
4. GlaxoSmithKline PLC	4.1
5. Royal Dutch Shell PLC	4.0
6. Verizon Communications, Inc.	3.8
7. Vodafone Group PLC - ADR	3.8
8. Altria Group, Inc.	3.7
9. CenturyLink, Inc.	3.7
10. Duke Energy Corp.	3.6

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Consumer Staples	26.0
Health Care	19.4
Utilities	19.3
Telecommunication Services	16.9
Energy	12.5
Consumer Discretionary	2.3

96.4

56

Ohio National Fund, Inc.	Strategic Value Portfolio

Schedule of Investments	December 31, 2012

Common Stocks – 96.4%		Shares	Value
CONSUMER DISCRETIONARY – 2.3%
McDonald’s Corp. (Hotels, Restaurants & Leisure)		69,125	$6,097,516

CONSUMER STAPLES – 26.0%
Coca-Cola Co. / The (Beverages)		47,630	1,726,588
PepsiCo, Inc. (Beverages)		55,500	3,797,865
General Mills, Inc. (Food Products)		75,700	3,059,037
H.J. Heinz Co. (Food Products)		110,775	6,389,502
Kellogg Co. (Food Products)		126,800	7,081,780
Kraft Foods Group, Inc. (Food Products)		173,600	7,893,592
Unilever PLC (Food Products)	(a)	75,160	2,921,552
Kimberly-Clark Corp. (Household Products)		61,875	5,224,106
Procter & Gamble Co. / The (Household Products)		87,160	5,917,292
Altria Group, Inc. (Tobacco)		316,200	9,935,004
Lorillard, Inc. (Tobacco)		32,350	3,774,275
Philip Morris International, Inc. (Tobacco)		34,235	2,863,416
Reynolds American, Inc. (Tobacco)		224,220	9,289,435

			69,873,444

ENERGY – 12.5%
Chevron Corp. (Oil, Gas & Consumable Fuels)		25,150	2,719,721
ConocoPhillips (Oil, Gas & Consumable Fuels)		205,905	11,940,431
Royal Dutch Shell PLC (Oil, Gas & Consumable Fuels)	(a)	301,720	10,764,314
Total SA (Oil, Gas & Consumable Fuels)	(a)	154,220	8,024,559

			33,449,025

HEALTH CARE – 19.4%
AstraZeneca PLC (Pharmaceuticals)	(a)	244,500	11,586,844
Bristol-Myers Squibb Co. (Pharmaceuticals)		276,775	9,020,097
Eli Lilly & Co. (Pharmaceuticals)		137,400	6,776,568
GlaxoSmithKline PLC (Pharmaceuticals)	(a)	509,816	11,099,924
Johnson & Johnson (Pharmaceuticals)		113,660	7,967,566
Merck & Co., Inc. (Pharmaceuticals)		140,400	5,747,976

			52,198,975

Common Stocks (Continued)		Shares	Value
TELECOMMUNICATION SERVICES – 16.9%
AT&T, Inc. (Diversified Telecom. Svs.)		253,000	$8,528,630
BCE, Inc. (Diversified Telecom. Svs.)		94,080	4,032,000
CenturyLink, Inc. (Diversified Telecom. Svs.)		251,325	9,831,834
Verizon Communications, Inc. (Diversified Telecom. Svs.)		234,120	10,130,372
Windstream Corp. (Diversified Telecom. Svs.)		314,105	2,600,789
Vodafone Group PLC – ADR (Wireless Telecom. Svs.)		401,170	10,105,472

			45,229,097

UTILITIES – 19.3%
American Electric Power Co., Inc. (Electric Utilities)		97,100	4,144,228
Duke Energy Corp. (Electric Utilities)		153,206	9,774,543
PPL Corp. (Electric Utilities)		305,300	8,740,739
Southern Co. / The (Electric Utilities)		163,360	6,993,442
SSE PLC (Electric Utilities)	(a)	387,100	9,005,583
Dominion Resources, Inc. (Multi-Utilities)		29,025	1,503,495
National Grid PLC (Multi-Utilities)	(a)	1,002,100	11,493,559

			51,655,589

Total Common Stocks (Cost $256,823,554)			$258,503,646

Money Market Funds – 0.5%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		1,331,000	$1,331,000

Total Money Market Funds (Cost $1,331,000)			$1,331,000

Total Investments – 96.9% (Cost $258,154,554)	(b)		$259,834,646
Other Assets in Excess of Liabilities – 3.1%			8,329,064

Net Assets – 100.0%			$268,163,710

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $64,896,335, or 24.2% of the Portfolio’s net assets.

Other Portfolio securities are not subjected to fair value procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

57

Ohio National Fund, Inc.	High Income Bond Portfolio

Objective/Strategy

The High Income Bond Portfolio seeks high current income by investing at least 80% of its net assets in lower rated corporate debt obligations commonly referred to as “junk bonds”. The Portfolio’s investments are generally rated Ba or lower by Moody’s, or BB or lower by Standard & Poor’s or Fitch.

Performance as of December 31, 2012

Average Annual Total Returns:
One year	14.34%
Five years	8.91%
Ten years	9.35%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2012, the High Income Bond Portfolio returned 14.34% versus 15.78% for the current benchmark, the Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index (“BCHY2%”).

The high yield market had its fourth straight year of attractive total returns in 2012. Several factors led to the attractive returns. First, the U.S. economy continued to experience slow but positive growth despite very weak economic conditions in Europe and concerns about the fiscal cliff in the U.S. Also, worldwide central banks adopted aggressive, pro-growth policies designed to ward off recession. In addition, corporate credit measures, led by expanding earnings and cash flow, remained strong resulting in below average default rates. Finally, low interest rates on a global scale encouraged investors to increase their risk appetite, resulting in strong demand for high yield securities. The benefit of these factors can be illustrated by the decline in the yield spread between high yield bonds and U.S. Treasury securities which, according to the Credit Suisse High Yield Bond Index, went from 728 basis points on December 31, 2011 to 554 basis points on December 31, 2012.

Within the high-yield market, major industry sectors that substantially out-performed the overall BCHY2% included home construction, wireless telecommunications, financial institutions, and building materials and services. Major industry sectors that substantially underperformed the overall BCHY2% included metals, consumer products, energy, media cable, and electric utilities. Consistent with the strong absolute total returns for the BCHY2%, the lowest quality CCC-rated sector led the way, returning 18.34%, followed by the B-rated sector, which returned 15.53%. The highest quality BB-rated sector lagged the other two ratings sectors at a still attractive absolute return of 14.49%.

The Portfolio’s relative performance was negatively impacted by poor security selection in the consumer products, technology, and chemical sectors. Poor security section and an underweight within the strong performing financial institution segment also negatively impacted returns. An underweight within the strong performing home construction sector also detracted from relative performance. The Portfolio’s cash position also negatively impacted returns, given low cash rates and strong returns for the overall market. Specific Portfolio holdings that substantially underperformed the BCHY2% included: ATP Oil & Gas Corp., Edison Mission Energy, Advanced Micro Devices, Inc., Allen Systems Group, Inc., and Altegrity, Inc.(1)

The Portfolio benefitted from strong security selection in the healthcare, building material, packaging, and retail sectors. The Portfolio was also helped by an underweight within the poor performing metals & mining, media-cable, energy, and supermarket sectors. Specific Portfolio holdings that substantially out-performed the BCHY2% included: Sprint Capital Corp., Lawson Software, Inc., DJO Finance LLC, Ply Gem Industries, Inc., and Ally Financial, Inc.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2012.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of Portfolio management or trading. Neither the Portfolio nor the index is open to direct investment.

The Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index is the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Bond Index. The Barclays Capital U.S. Corporate High Yield Bond Index is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1/BB+/BB+, a minimum amount outstanding of $150 million, and a least 1 year to maturity. The 2% Issuer Cap component limits the exposure of each issuer to 2% of the total market value and distributes any excess market value index–wide on a pro–rata basis. The index is presented on a total return basis.

58	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Portfolio Composition as of December 31, 2012 (1)

% of Net Assets
Corporate Bonds (3)	98.2
Preferred Stocks (3)	0.1
Money Market Funds and Other Net Assets	1.7

100.0

Top 10 Portfolio Holdings as of December 31, 2012 (1)(2)

% of Net Assets
1. HCA, Inc. 7.500%, 02/15/2022	1.0
2. First Data Corp. 8.750%, 01/15/2022	0.9
3. Sprint Capital Corp. 6.900%, 05/01/2019	0.9
4. Ally Financial, Inc. 8.300%, 02/12/2015	0.9
5. U.S. Foodservice 8.500%, 06/30/2019	0.8
6. International Lease Finance Corp. 8.750%, 03/15/2017	0.8
7. Michael Foods Group, Inc. 9.750%, 07/15/2018	0.7
8. Energy Transfer Equity LP 7.500%, 10/15/2020	0.7
9. CDW LLC / CDW Finance Corp. 8.500%, 04/01/2019	0.6
10. Multiplan, Inc. 9.875%, 09/01/2018	0.6

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors (combined):

% of Net Assets
Consumer Discretionary	28.2
Industrials	12.1
Energy	11.8
Information Technology	10.6
Health Care	10.6
Materials	7.6
Financials	5.2
Telecommunication Services	5.2
Consumer Staples	5.2
Utilities	1.8

98.3

59

Ohio National Fund, Inc.	High Income Bond Portfolio

Schedule of Investments	December 31, 2012

Corporate Bonds – 98.2%		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 28.2%
Allison Transmission, Inc. (Auto Components)	(b)	7.125%	05/15/2019	$600,000	$643,500
American Axle & Manufacturing, Inc. (Auto Components)		7.750%	11/15/2019	625,000	681,250
American Axle & Manufacturing, Inc. (Auto Components)		6.625%	10/15/2022	700,000	714,000
American Tire Distributors, Inc. (Auto Components)		9.750%	06/01/2017	175,000	186,375
Cooper-Standard Automotive, Inc. (Auto Components)		8.500%	05/01/2018	775,000	837,000
Exide Technologies (Auto Components)		8.625%	02/01/2018	1,400,000	1,193,500
IDQ Holdings, Inc. (Auto Components)	(b)	11.500%	04/01/2017	600,000	649,500
International Automotive Components Group SL (Auto Components)	(b)	9.125%	06/01/2018	1,200,000	1,119,000
J.B. Poindexter & Co., Inc. (Auto Components)	(b)	9.000%	04/01/2022	825,000	856,969
Pittsburgh Glass Works LLC (Auto Components)	(b)	8.500%	04/15/2016	1,100,000	1,017,500
Stoneridge, Inc. (Auto Components)	(b)	9.500%	10/15/2017	725,000	775,750
Tenneco, Inc. (Auto Components)		7.750%	08/15/2018	325,000	354,250
Tenneco, Inc. (Auto Components)		6.875%	12/15/2020	450,000	492,187
Tomkins LLC (Auto Components)		9.000%	10/01/2018	576,000	648,000
Tower Automotive Holdings U.S.A. LLC / T.A. Holdings Finance, Inc. (Auto Components)	(b)	10.625%	09/01/2017	700,000	770,000
UCI International, Inc. (Auto Components)		8.625%	02/15/2019	1,675,000	1,668,719
Chrysler Group LLC / CG Co-Issuer, Inc. (Automobiles)		8.250%	06/15/2021	850,000	939,250
Jaguar Land Rover PLC (Automobiles)	(b)	8.125%	05/15/2021	1,150,000	1,270,750
Affinia Group, Inc. (Distributors)	(b)	10.750%	08/15/2016	245,000	266,131
Affinia Group, Inc. (Distributors)		9.000%	11/30/2014	875,000	877,187
Knowledge Learning Corp. (Diversified Consumer Svs.)	(b)	7.750%	02/01/2015	550,000	514,250
Monitronics International, Inc. (Diversified Consumer Svs.)		9.125%	04/01/2020	650,000	672,750
ServiceMaster Co. (Diversified Consumer Svs.)		7.100%	03/01/2018	450,000	429,750
ServiceMaster Co. (Diversified Consumer Svs.)		7.450%	08/15/2027	175,000	142,625
ServiceMaster Co. (Diversified Consumer Svs.)		8.000%	02/15/2020	675,000	707,062
ServiceMaster Co. (Diversified Consumer Svs.)	(b)	7.000%	08/15/2020	1,000,000	1,007,500
Affinity Gaming LLC / Affinity Gaming Finance Corp. (Hotels, Restaurants & Leisure)	(b)	9.000%	05/15/2018	975,000	1,023,750
American Casino & Entertainment Properties LLC Corp. (Hotels, Restaurants & Leisure)		11.000%	06/15/2014	900,000	929,250
Ameristar Casinos, Inc. (Hotels, Restaurants & Leisure)		7.500%	04/15/2021	550,000	598,812
Caesars Entertainment Operating Co., Inc. (Hotels, Restaurants & Leisure)		11.250%	06/01/2017	1,575,000	1,695,094
Caesars Entertainment Operating Co., Inc. (Hotels, Restaurants & Leisure)		8.500%	02/15/2020	150,000	149,344
Carlson Wagonlit BV (Hotels, Restaurants & Leisure)	(b)	6.875%	06/15/2019	875,000	927,500
Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp. (Hotels, Restaurants & Leisure)		9.125%	08/01/2018	775,000	875,750
Chester Downs & Marina LLC (Hotels, Restaurants & Leisure)	(b)	9.250%	02/01/2020	550,000	543,125
Choice Hotels International, Inc. (Hotels, Restaurants & Leisure)		5.750%	07/01/2022	275,000	305,937
DineEquity, Inc. (Hotels, Restaurants & Leisure)		9.500%	10/30/2018	1,575,000	1,797,469
MGM Resorts International (Hotels, Restaurants & Leisure)		7.500%	06/01/2016	900,000	969,750
MGM Resorts International (Hotels, Restaurants & Leisure)	(b)	8.625%	02/01/2019	600,000	672,000
MGM Resorts International (Hotels, Restaurants & Leisure)		7.750%	03/15/2022	525,000	564,375
MGM Resorts International (Hotels, Restaurants & Leisure)	(b)	6.750%	10/01/2020	250,000	255,937
NPC International, Inc. / NPC Operating Co. A, Inc. / NPC Operating Co. B, Inc. (Hotels, Restaurants & Leisure)		10.500%	01/15/2020	1,200,000	1,398,000
Rivers Pittsburgh Borrower LP / Rivers Pittsburgh Finance Corp. (Hotels, Restaurants & Leisure)	(b)	9.500%	06/15/2019	700,000	763,000
Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)		5.250%	11/15/2022	325,000	345,312
Seminole Hard Rock Entertainment, Inc. (Hotels, Restaurants & Leisure)	(b)(d)	2.808%	03/15/2014	1,075,000	1,072,312
Seminole Indian Tribe of Florida (Hotels, Restaurants & Leisure)	(b)	7.804%	10/01/2020	950,000	976,980
Seminole Indian Tribe of Florida (Hotels, Restaurants & Leisure)	(b)	7.750%	10/01/2017	150,000	162,937
Six Flags Entertainment Corp. (Hotels, Restaurants & Leisure)	(b)	5.250%	01/15/2021	800,000	802,000
Sugarhouse HSP Gaming Prop. Mezz. LP / Sugarhouse HSP Gaming Finance Corp. (Hotels, Restaurants & Leisure)	(b)	8.625%	04/15/2016	575,000	619,562
Hillman Group, Inc. (Household Durables)		10.875%	06/01/2018	975,000	1,053,000
Hillman Group, Inc. (Household Durables)	(b)	10.875%	05/31/2018	250,000	270,000
Jarden Corp. (Household Durables)		7.500%	05/01/2017	750,000	848,437
Libbey Glass, Inc. (Household Durables)		6.875%	05/15/2020	900,000	972,000
Norcraft Cos. LP / Norcraft Finance Corp. (Household Durables)		10.500%	12/15/2015	1,275,000	1,290,937
Sealy Mattress Co. (Household Durables)		8.250%	06/15/2014	1,200,000	1,204,512
Sealy Mattress Co. (Household Durables)	(b)	10.875%	04/15/2016	277,000	294,312
Serta Simmons Holdings LLC (Household Durables)	(b)	8.125%	10/01/2020	900,000	904,500
Yankee Candle Co., Inc. (Household Durables)		9.750%	02/15/2017	1,725,000	1,800,486
YCC Holdings LLC / Yankee Finance, Inc. (Household Durables)	(c)	10.250%	02/15/2016	700,000	726,320
CDW LLC / CDW Finance Corp. (Internet & Catalog Retail)		12.535%	10/12/2017	345,000	370,444
CDW LLC / CDW Finance Corp. (Internet & Catalog Retail)		8.500%	04/01/2019	1,850,000	2,011,875
FGI Operating Co. LLC / FGI Finance, Inc. (Leisure Equip. & Products)	(b)	7.875%	05/01/2020	1,000,000	1,035,000
AMC Networks, Inc. (Media)		7.750%	07/15/2021	575,000	661,250
AMC Networks, Inc. (Media)		4.750%	12/15/2022	350,000	353,500
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)		8.125%	04/30/2020	75,000	84,375
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)		7.875%	04/30/2018	1,025,000	1,108,281
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)		7.000%	01/15/2019	425,000	460,594

60	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2012

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY (continued)
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)		6.625%	01/31/2022	$500,000	$548,750
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)		5.125%	02/15/2023	150,000	150,375
Cequel Communications Holdings I LLC / Cequel Capital Corp. (Media)	(b)	6.375%	09/15/2020	350,000	366,187
Cinemark U.S.A., Inc. (Media)		8.625%	06/15/2019	950,000	1,056,875
Cinemark U.S.A., Inc. (Media)		7.375%	06/15/2021	500,000	555,000
Clear Channel Communications, Inc. (Media)		9.000%	03/01/2021	1,550,000	1,391,125
Clear Channel Worldwide Holdings, Inc. (Media)		7.625%	03/15/2020	175,000	175,437
Clear Channel Worldwide Holdings, Inc. (Media)		7.625%	03/15/2020	1,200,000	1,215,000
Clear Channel Worldwide Holdings, Inc. (Media)	(b)	6.500%	11/15/2022	275,000	283,937
Clear Channel Worldwide Holdings, Inc. (Media)	(b)	6.500%	11/15/2022	750,000	781,875
Crown Media Holdings, Inc. (Media)		10.500%	07/15/2019	1,500,000	1,696,875
Cumulus Media Holdings, Inc. (Media)		7.750%	05/01/2019	1,025,000	1,012,187
DISH DBS Corp. (Media)		5.875%	07/15/2022	1,250,000	1,350,000
DISH DBS Corp. (Media)		4.625%	07/15/2017	200,000	209,500
Entercom Radio LLC (Media)		10.500%	12/01/2019	925,000	1,022,125
Entravision Communications Corp. (Media)		8.750%	08/01/2017	717,000	781,530
Igloo Holdings Corp. (Media)	(b)(c)	8.250%	12/15/2017	800,000	794,000
Intelsat Jackson Holdings, S.A. (Media)		8.500%	11/01/2019	675,000	757,687
Intelsat Jackson Holdings, S.A. (Media)		7.500%	04/01/2021	450,000	498,375
Intelsat Jackson Holdings, S.A. (Media)		7.250%	04/01/2019	550,000	594,000
Intelsat Jackson Holdings, S.A. (Media)	(b)	7.250%	10/15/2020	150,000	163,500
Intelsat Jackson Holdings, S.A. (Media)	(b)	6.625%	12/15/2022	175,000	181,344
Lamar Media Corp. (Media)		5.875%	02/01/2022	250,000	272,500
Lamar Media Corp. (Media)	(b)	5.000%	05/01/2023	725,000	748,562
Nexstar Broadcasting, Inc. / Mission Broadcasting, Inc. (Media)		8.875%	04/15/2017	550,000	606,375
Nielsen Finance LLC / Nielsen Finance Co. (Media)		7.750%	10/15/2018	550,000	617,375
Nielsen Finance LLC / Nielsen Finance Co. (Media)	(b)	4.500%	10/01/2020	450,000	450,000
Sirius XM Radio, Inc. (Media)	(b)	5.250%	08/15/2022	1,025,000	1,040,375
Sitel LLC / Sitel Finance Corp. (Media)		11.500%	04/01/2018	625,000	443,750
Townsquare Radio LLC / Townsquare Radio, Inc. (Media)	(b)	9.000%	04/01/2019	725,000	799,312
Virgin Media Finance PLC (Media)		4.875%	02/15/2022	575,000	590,812
Visant Corp. (Media)		10.000%	10/01/2017	1,775,000	1,601,937
XM Satellite Radio, Inc. (Media)	(b)	7.625%	11/01/2018	475,000	532,000
Academy Ltd. / Academy Finance Corp. (Specialty Retail)	(b)	9.250%	08/01/2019	1,025,000	1,142,875
Gymboree Corp. (Specialty Retail)		9.125%	12/01/2018	1,025,000	917,375
Jo-Ann Stores Holdings, Inc. (Specialty Retail)	(b)(c)	9.750%	10/15/2019	850,000	861,687
Jo-Ann Stores, Inc. (Specialty Retail)	(b)	8.125%	03/15/2019	1,775,000	1,814,937
Limited Brands, Inc. (Specialty Retail)		5.625%	02/15/2022	725,000	792,062
Michaels Stores, Inc. (Specialty Retail)		7.750%	11/01/2018	1,125,000	1,240,312
Michaels Stores, Inc. (Specialty Retail)	(b)	7.750%	11/01/2018	150,000	165,375
New Academy Finance Co. LLC / New Academy Finance Corp. (Specialty Retail)	(b)(c)	8.000%	06/15/2018	450,000	457,875
Party City Holdings, Inc. (Specialty Retail)	(b)	8.875%	08/01/2020	375,000	404,062
Penske Automotive Group, Inc. (Specialty Retail)	(b)	5.750%	10/01/2022	300,000	310,500
Petco Animal Supplies, Inc. (Specialty Retail)	(b)	9.250%	12/01/2018	1,350,000	1,505,250
Petco Holdings, Inc. (Specialty Retail)	(b)(c)	8.500%	10/15/2017	1,225,000	1,264,812
Sally Holdings LLC , Inc. (Specialty Retail)		5.750%	06/01/2022	125,000	136,250
Sally Holdings LLC , Inc. (Specialty Retail)		6.875%	11/15/2019	700,000	777,000
PVH Corp. (Textiles, Apparel & Luxury Goods)		4.500%	12/15/2022	200,000	203,000
Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)	(b)	6.125%	10/15/2020	250,000	263,750

					87,878,578

CONSUMER STAPLES – 5.2%
Constellation Brands, Inc. (Beverages)		6.000%	05/01/2022	725,000	833,750
U.S. Foodservice (Food & Staples Retailing)	(b)	8.500%	06/30/2019	2,450,000	2,511,250
Darling International, Inc. (Food Products)		8.500%	12/15/2018	125,000	144,219
Dean Foods Co. (Food Products)		7.000%	06/01/2016	1,200,000	1,323,000
Dean Foods Co. (Food Products)		9.750%	12/15/2018	825,000	952,875
Del Monte Corp. (Food Products)		7.625%	02/15/2019	1,700,000	1,780,750
Michael Foods Group, Inc. (Food Products)		9.750%	07/15/2018	1,975,000	2,192,250
Michael Foods Holding, Inc. (Food Products)	(b)(c)	8.500%	07/15/2018	650,000	664,625
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp. (Food Products)		9.250%	04/01/2015	662,000	675,240
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp. (Food Products)		8.250%	09/01/2017	500,000	535,000
Shearer’s Foods LLC / Chip Finance Corp. (Food Products)	(b)	9.000%	11/01/2019	550,000	578,875
Smithfield Foods, Inc. (Food Products)		6.625%	08/15/2022	1,325,000	1,467,437
Spectrum Brands, Inc. (Household Products)		9.500%	06/15/2018	150,000	171,000
Spectrum Brands, Inc. (Household Products)	(b)	6.750%	03/15/2020	1,150,000	1,236,250
Prestige Brands, Inc. (Personal Products)		8.250%	04/01/2018	750,000	835,312
Prestige Brands, Inc. (Personal Products)		8.125%	02/01/2020	175,000	195,562

					16,097,395

61	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2012

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
ENERGY – 11.8%
Basic Energy Services, Inc. (Energy Equip. & Svs.)		7.750%	02/15/2019	$425,000	$425,000
Basic Energy Services, Inc. (Energy Equip. & Svs.)	(b)	7.750%	10/15/2022	300,000	294,000
Chaparral Energy, Inc. (Energy Equip. & Svs.)		9.875%	10/01/2020	1,075,000	1,228,187
Chaparral Energy, Inc. (Energy Equip. & Svs.)		7.625%	11/15/2022	125,000	131,875
Cie Generale de Geophysique – Veritas (Energy Equip. & Svs.)		7.750%	05/15/2017	1,100,000	1,149,500
Cie Generale de Geophysique – Veritas (Energy Equip. & Svs.)		9.500%	05/15/2016	400,000	431,000
Crosstex Energy LP / Crosstex Energy Finance Corp. (Energy Equip. & Svs.)		8.875%	02/15/2018	975,000	1,057,875
Drill Rigs Holdings, Inc. (Energy Equip. & Svs.)	(b)	6.500%	10/01/2017	350,000	350,000
Forbes Energy Services Ltd. (Energy Equip. & Svs.)		9.000%	06/15/2019	900,000	805,500
PHI, Inc. (Energy Equip. & Svs.)		8.625%	10/15/2018	850,000	913,750
SESI LLC (Energy Equip. & Svs.)		6.375%	05/01/2019	275,000	295,625
SESI LLC (Energy Equip. & Svs.)		7.125%	12/15/2021	250,000	279,375
Access Midstream Partners LP / ACMP Finance Corp. (Oil, Gas & Consumable Fuels)		6.125%	07/15/2022	525,000	568,312
Access Midstream Partners LP / ACMP Finance Corp. (Oil, Gas & Consumable Fuels)		4.875%	05/15/2023	900,000	914,625
Antero Resources Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	6.000%	12/01/2020	825,000	839,437
ATP Oil & Gas Corp. (Acquired 04/19/2010 through 02/11/2011, Cost $727,229)(Oil, Gas & Consumable Fuels)	(e)	11.875%	05/01/2015	775,000	89,125
Berry Petroleum Co. (Oil, Gas & Consumable Fuels)		6.750%	11/01/2020	150,000	162,000
Berry Petroleum Co. (Oil, Gas & Consumable Fuels)		6.375%	09/15/2022	275,000	287,375
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		6.875%	11/15/2020	550,000	598,812
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		6.875%	08/15/2018	325,000	344,500
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		6.775%	03/15/2019	1,225,000	1,228,062
Chesapeake Oilfield Operating LLC / Chesapeake Oilfield Finance, Inc. (Oil, Gas & Consumable Fuels)	(b)	6.625%	11/15/2019	700,000	663,250
Coffeyville Resources LLC / Coffeyville Finance, Inc. (Oil, Gas & Consumable Fuels)	(b)	10.875%	04/01/2017	375,000	414,375
Comstock Resources, Inc. (Oil, Gas & Consumable Fuels)		7.750%	04/01/2019	300,000	306,000
Comstock Resources, Inc. (Oil, Gas & Consumable Fuels)		9.500%	06/15/2020	375,000	405,000
Concho Resources, Inc. (Oil, Gas & Consumable Fuels)		7.000%	01/15/2021	525,000	588,000
Concho Resources, Inc. (Oil, Gas & Consumable Fuels)		5.500%	04/01/2023	300,000	315,750
Copano Energy LLC / Copano Energy Finance Corp. (Oil, Gas & Consumable Fuels)		7.125%	04/01/2021	725,000	782,094
Denbury Resources, Inc. (Oil, Gas & Consumable Fuels)		8.250%	02/15/2020	273,000	308,490
El Paso LLC (Oil, Gas & Consumable Fuels)		7.250%	06/01/2018	225,000	261,094
El Paso LLC (Oil, Gas & Consumable Fuels)		6.500%	09/15/2020	775,000	878,201
Energy Transfer Equity LP (Oil, Gas & Consumable Fuels)		7.500%	10/15/2020	1,750,000	2,030,000
Energy XXI Gulf Coast, Inc. (Oil, Gas & Consumable Fuels)		9.250%	12/15/2017	725,000	831,937
Energy XXI Gulf Coast, Inc. (Oil, Gas & Consumable Fuels)		7.750%	06/15/2019	200,000	219,500
EP Energy LLC / EP Energy Finance, Inc. (Oil, Gas & Consumable Fuels)		9.375%	05/01/2020	1,150,000	1,302,375
EP Energy LLC / Everest Acquisition Finance, Inc. (Oil, Gas & Consumable Fuels)		6.875%	05/01/2019	250,000	272,500
EPE Holdings LLC / EP Energy Bond Co., Inc. (Oil, Gas & Consumable Fuels)	(b)(c)	8.125%	12/15/2017	400,000	397,500
Forest Oil Corp. (Oil, Gas & Consumable Fuels)		7.250%	06/15/2019	975,000	984,750
Forest Oil Corp. (Oil, Gas & Consumable Fuels)	(b)	7.500%	09/15/2020	400,000	422,000
Halcon Resources Corp. (Oil, Gas & Consumable Fuels)	(b)	9.750%	07/15/2020	900,000	976,500
Halcon Resources Corp. (Oil, Gas & Consumable Fuels)	(b)	8.875%	05/15/2021	525,000	559,125
Holly Energy Partners LP / Holly Energy Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	6.500%	03/01/2020	475,000	510,625
Inergy Midstream LP / NRGM Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	6.000%	12/15/2020	400,000	414,000
Linn Energy LLC / Linn Energy Finance Corp. (Oil, Gas & Consumable Fuels)		8.625%	04/15/2020	750,000	821,250
Linn Energy LLC / Linn Energy Finance Corp. (Oil, Gas & Consumable Fuels)		7.750%	02/01/2021	650,000	695,500
Linn Energy LLC / Linn Energy Finance Corp. (Oil, Gas & Consumable Fuels)		6.500%	05/15/2019	50,000	50,750
Lone Pine Resources Canada Ltd. (Oil, Gas & Consumable Fuels)		10.375%	02/15/2017	425,000	403,750
MarkWest Energy Partners LP / MarkWest Energy Finance Corp. (Oil, Gas & Consumable Fuels)		5.500%	02/15/2023	600,000	654,000
Newfield Exploration Co. (Oil, Gas & Consumable Fuels)		5.625%	07/01/2024	725,000	784,812
Oasis Petroleum, Inc. (Oil, Gas & Consumable Fuels)		6.500%	11/01/2021	750,000	800,625
Oasis Petroleum, Inc. (Oil, Gas & Consumable Fuels)		6.875%	01/15/2023	300,000	323,250
Penn Virginia Resource Partners LP / Penn Virginia Resource Finance Corp. II (Oil, Gas & Consumable Fuels)	(b)	8.375%	06/01/2020	375,000	405,937
Penn Virginia Resource Partners LP / Penn Virginia Resource Finance Corp. (Oil, Gas & Consumable Fuels)		8.250%	04/15/2018	300,000	319,500
Plains Exploration & Production Co. (Oil, Gas & Consumable Fuels)		6.750%	02/01/2022	275,000	310,062
Plains Exploration & Production Co. (Oil, Gas & Consumable Fuels)		6.125%	06/15/2019	300,000	328,500
Regency Energy Partners LP / Regency Energy Finance Corp. (Oil, Gas & Consumable Fuels)		6.875%	12/01/2018	275,000	301,125
Regency Energy Partners LP / Regency Energy Finance Corp. (Oil, Gas & Consumable Fuels)		9.375%	06/01/2016	389,000	419,147
Regency Energy Partners LP / Regency Energy Finance Corp. (Oil, Gas & Consumable Fuels)		5.500%	04/15/2023	175,000	187,687
SandRidge Energy, Inc. (Oil, Gas & Consumable Fuels)		7.500%	03/15/2021	325,000	349,375
SandRidge Energy, Inc. (Oil, Gas & Consumable Fuels)		8.125%	10/15/2022	775,000	852,500
SandRidge Energy, Inc. (Oil, Gas & Consumable Fuels)		7.500%	02/15/2023	200,000	215,000
Southern Star Central Corp. (Oil, Gas & Consumable Fuels)		6.750%	03/01/2016	225,000	229,500
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	6.375%	08/01/2022	250,000	273,750
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)		6.875%	02/01/2021	200,000	220,000
Tesoro Logistics LP / Tesoro Logistics Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	5.875%	10/01/2020	225,000	234,562
W&T Offshore, Inc. (Oil, Gas & Consumable Fuels)		8.500%	06/15/2019	950,000	1,026,000
W&T Offshore, Inc. (Oil, Gas & Consumable Fuels)	(b)	8.500%	06/15/2019	425,000	459,000

					36,902,583

62	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2012

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
FINANCIALS – 5.1%
Neuberger Berman Group LLC / Neuberger Berman Finance Corp. (Capital Markets)	(b)	5.875%	03/15/2022	$650,000	$692,250
Neuberger Berman Group LLC / Neuberger Berman Finance Corp. (Capital Markets)	(b)	5.625%	03/15/2020	250,000	263,125
Nuveen Investments, Inc. (Capital Markets)	(b)	9.500%	10/15/2020	1,375,000	1,375,000
CIT Group, Inc. (Commercial Banks)	(b)	6.625%	04/01/2018	700,000	794,500
CIT Group, Inc. (Commercial Banks)		5.250%	03/15/2018	675,000	725,625
CIT Group, Inc. (Commercial Banks)		5.375%	05/15/2020	225,000	246,937
CIT Group, Inc. (Commercial Banks)		5.000%	05/15/2017	575,000	612,375
CIT Group, Inc. (Commercial Banks)		4.250%	08/15/2017	600,000	620,450
Ally Financial, Inc. (Consumer Finance)		8.000%	11/01/2031	225,000	286,031
Ally Financial, Inc. (Consumer Finance)		8.300%	02/12/2015	2,425,000	2,706,906
Ally Financial, Inc. (Consumer Finance)		8.000%	03/15/2020	375,000	461,250
Ally Financial, Inc. (Consumer Finance)		7.500%	09/15/2020	775,000	938,719
Ally Financial, Inc. (Consumer Finance)		6.250%	12/01/2017	300,000	333,177
Ally Financial, Inc. (Consumer Finance)		5.500%	02/15/2017	250,000	268,594
Ford Motor Credit Co. LLC (Consumer Finance)		8.000%	12/15/2016	625,000	756,021
Ford Motor Credit Co. LLC (Consumer Finance)		5.000%	05/15/2018	325,000	359,293
Ford Motor Credit Co. LLC (Consumer Finance)		4.250%	02/03/2017	550,000	589,587
Express LLC / Express Finance Corp. (Diversified Financial Svs.)		8.750%	03/01/2018	250,000	271,875
Interactive Data Corp. (Diversified Financial Svs.)		10.250%	08/01/2018	1,150,000	1,299,500
TransUnion Holding Co., Inc. (Diversified Financial Svs.)		9.625%	06/15/2018	1,125,000	1,195,312
TransUnion Holding Co., Inc. (Diversified Financial Svs.)	(b)(c)	8.125%	06/15/2018	525,000	544,687
Reliance Intermediate Holdings LP (Insurance)	(b)	9.500%	12/15/2019	550,000	627,000
Host Hotels & Resorts LP (Real Estate Investment Trusts)		6.750%	06/01/2016	69,000	70,898

					16,039,112

HEALTH CARE – 10.6%
Grifols, Inc. (Biotechnology)		8.250%	02/01/2018	1,050,000	1,161,563
Biomet, Inc. (Health Care Equip. & Supplies)	(b)	6.500%	08/01/2020	1,175,000	1,252,844
Biomet, Inc. (Health Care Equip. & Supplies)	(b)	6.500%	10/01/2020	1,075,000	1,073,656
DJO Finance LLC / DJO Finance Corp. (Health Care Equip. & Supplies)		9.750%	10/15/2017	250,000	223,750
DJO Finance LLC / DJO Finance Corp. (Health Care Equip. & Supplies)		7.750%	04/15/2018	1,425,000	1,378,688
DJO Finance LLC / DJO Finance Corp. (Health Care Equip. & Supplies)	(b)	8.750%	03/15/2018	75,000	82,313
DJO Finance LLC / DJO Finance Corp. (Health Care Equip. & Supplies)	(b)	9.875%	04/15/2018	625,000	648,438
Hologic, Inc. (Health Care Equip. & Supplies)	(b)	6.250%	08/01/2020	525,000	568,313
VWR Funding, Inc. (Health Care Equip. & Supplies)	(b)	7.250%	09/15/2017	1,600,000	1,688,000
CDRT Holding Corp. (Health Care Providers & Svs.)	(b)(c)	9.250%	10/01/2017	1,050,000	1,076,250
CRC Health Corp. (Acquired 01/25/2006 through 04/30/2012, Cost $595,611)(Health Care Providers & Svs.)	(f)	10.750%	02/01/2016	650,000	637,000
DaVita HealthCare Partners, Inc. (Health Care Providers & Svs.)		5.750%	08/15/2022	450,000	476,438
Emergency Medical Services Corp. (Health Care Providers & Svs.)		8.125%	06/01/2019	1,600,000	1,765,000
HCA Holdings, Inc. (Health Care Providers & Svs.)		7.750%	05/15/2021	1,725,000	1,880,250
HCA Holdings, Inc. (Health Care Providers & Svs.)		6.250%	02/15/2021	225,000	231,188
HCA, Inc. (Health Care Providers & Svs.)		7.500%	11/06/2033	225,000	227,250
HCA, Inc. (Health Care Providers & Svs.)		7.875%	02/15/2020	275,000	307,313
HCA, Inc. (Health Care Providers & Svs.)		9.875%	02/15/2017	145,000	153,881
HCA, Inc. (Health Care Providers & Svs.)		7.500%	02/15/2022	2,725,000	3,133,750
HCA, Inc. (Health Care Providers & Svs.)		6.500%	02/15/2020	550,000	620,125
HCA, Inc. (Health Care Providers & Svs.)		5.875%	05/01/2023	950,000	985,625
IASIS Healthcare LLC / IASIS Capital Corp. (Health Care Providers & Svs.)		8.375%	05/15/2019	1,450,000	1,377,500
Jaguar Holding Co. I (Health Care Providers & Svs.)	(b)(c)	9.375%	10/15/2017	575,000	606,625
Jaguar Holding Co. II / Jaguar Merger Sub, Inc. (Health Care Providers & Svs.)	(b)	9.500%	12/01/2019	1,050,000	1,197,000
Multiplan, Inc. (Health Care Providers & Svs.)	(b)	9.875%	09/01/2018	1,700,000	1,904,000
Omnicare, Inc. (Health Care Providers & Svs.)		7.750%	06/01/2020	850,000	947,750
Physiotherapy Associates Holdings, Inc. (Health Care Providers & Svs.)	(b)	11.875%	05/01/2019	725,000	652,500
PSS World Medical, Inc. (Health Care Providers & Svs.)		6.375%	03/01/2022	875,000	1,036,875
Truven Health Analytics, Inc. (Health Care Providers & Svs.)	(b)	10.625%	06/01/2020	700,000	749,000
United Surgical Partners International, Inc. (Health Care Providers & Svs.)		9.000%	04/01/2020	850,000	947,750
Universal Hospital Services, Inc. (Health Care Providers & Svs.)	(d)	3.902%	06/01/2015	150,000	150,094
Universal Hospital Services, Inc. (Health Care Providers & Svs.)	(b)	7.625%	08/15/2020	750,000	792,188
Vanguard Health Holding Co. II LLC / Vanguard Holding Co. II, Inc. (Health Care Providers & Svs.)		8.000%	02/01/2018	1,500,000	1,560,000
Emdeon, Inc. (Health Care Technology)		11.000%	12/31/2019	800,000	928,000
Legend Acquisition Sub, Inc. (Health Care Technology)	(b)	10.750%	08/15/2020	725,000	663,375

					33,084,292

INDUSTRIALS – 12.1%
B/E Aerospace, Inc. (Aerospace & Defense)		5.250%	04/01/2022	750,000	798,750
Silver II Borrower / Silver II U.S. Holdings LLC (Aerospace & Defense)	(b)	7.750%	12/15/2020	150,000	156,000
TransDigm, Inc. (Aerospace & Defense)		7.750%	12/15/2018	1,200,000	1,333,500
TransDigm, Inc. (Aerospace & Defense)	(b)	5.500%	10/15/2020	275,000	287,375

63	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2012

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
INDUSTRIALS (continued)
Building Materials Corp. of America (Building Products)	(b)	7.500%	03/15/2020	$225,000	$248,625
Building Materials Corp. of America (Building Products)	(b)	6.750%	05/01/2021	375,000	415,313
Masonite International Corp. (Building Products)	(b)	8.250%	04/15/2021	1,000,000	1,075,000
Nortek, Inc. (Building Products)		10.000%	12/01/2018	600,000	670,500
Nortek, Inc. (Building Products)		8.500%	04/15/2021	1,025,000	1,142,875
Nortek, Inc. (Building Products)	(b)	8.500%	04/15/2021	225,000	250,313
Ply Gem Industries, Inc. (Building Products)		8.250%	02/15/2018	1,125,000	1,220,625
Ply Gem Industries, Inc. (Building Products)	(b)	9.375%	04/15/2017	300,000	320,250
RBS Global, Inc. / Rexnord LLC (Building Products)		8.500%	05/01/2018	1,075,000	1,170,406
Roofing Supply Group LLC / Roofing Supply Finance, Inc. (Building Products)	(b)	10.000%	06/01/2020	700,000	787,500
Thermon Industries, Inc. (Building Products)		9.500%	05/01/2017	334,000	372,410
ADS Waste Holdings, Inc. (Commercial Svs. & Supplies)	(b)	8.250%	10/01/2020	700,000	738,500
Altegrity, Inc. (Acquired 06/10/2009 through 02/08/2011, Cost $437,533)(Commercial Svs. & Supplies)	(b)(f)	11.750%	05/01/2016	450,000	339,750
ARAMARK Corp. (Commercial Svs. & Supplies)		8.500%	02/01/2015	950,000	955,947
ARAMARK Corp. (Commercial Svs. & Supplies)	(d)	3.813%	02/01/2015	150,000	150,188
ARAMARK Holdings Corp. (Commercial Svs. & Supplies)	(b)(c)	8.625%	05/01/2016	1,125,000	1,154,543
Garda World Security Corp. (Commercial Svs. & Supplies)	(b)	9.750%	03/15/2017	1,200,000	1,269,000
Iron Mountain, Inc. (Commercial Svs. & Supplies)		7.750%	10/01/2019	525,000	594,563
Iron Mountain, Inc. (Commercial Svs. & Supplies)		5.750%	08/15/2024	200,000	203,500
Logo Merger Sub Corp. (Commercial Svs. & Supplies)	(b)	8.375%	10/15/2020	1,075,000	1,085,750
Maxim Crane Works LP / Maxim Finance Corp. (Commercial Svs. & Supplies)	(b)	12.250%	04/15/2015	625,000	643,750
United Rentals North America, Inc. (Commercial Svs. & Supplies)		10.250%	11/15/2019	625,000	728,125
United Rentals North America, Inc. (Commercial Svs. & Supplies)		8.375%	09/15/2020	1,325,000	1,474,063
United Rentals North America, Inc. (Commercial Svs. & Supplies)		8.250%	02/01/2021	200,000	226,500
U.R. Financing Escrow Corp. (Commercial Svs. & Supplies)	(b)	7.375%	05/15/2020	100,000	110,250
West Corp. (Commercial Svs. & Supplies)		7.875%	01/15/2019	275,000	286,000
Belden, Inc. (Electrical Equip.)	(b)	5.500%	09/01/2022	925,000	955,063
CommScope, Inc. (Electrical Equip.)	(b)	8.250%	01/15/2019	1,425,000	1,567,500
General Cable Corp. (Electrical Equip.)	(b)	5.750%	10/01/2022	750,000	780,000
Viasystems, Inc. (Electrical Equip.)	(b)	7.875%	05/01/2019	725,000	714,125
Amsted Industries, Inc. (Machinery)	(b)	8.125%	03/15/2018	200,000	215,000
Dematic SA / DH Services Luxembourg Sarl (Machinery)	(b)	7.750%	12/15/2020	475,000	477,375
Dynacast International LLC / Dynacast Finance, Inc. (Machinery)		9.250%	07/15/2019	825,000	886,875
Mcron Finance Sub. LLC / Mcron Finance Corp. (Machinery)	(b)	8.375%	05/15/2019	425,000	437,750
Mueller Water Products, Inc. (Machinery)		7.375%	06/01/2017	675,000	700,313
Mueller Water Products, Inc. (Machinery)		8.750%	09/01/2020	540,000	618,300
Schaeffler Finance BV (Machinery)	(b)	8.500%	02/15/2019	875,000	993,125
Schaeffler Finance BV (Machinery)	(b)	7.750%	02/15/2017	475,000	529,625
Stena AB (Marine)		7.000%	12/01/2016	175,000	175,438
Hertz Corp. / The (Road & Rail)		7.500%	10/15/2018	100,000	111,000
Hertz Corp. / The (Road & Rail)		6.750%	04/15/2019	1,025,000	1,123,656
Interline Brands, Inc. (Trading Companies & Distributors)		7.500%	11/15/2018	700,000	759,500
Isabelle Acquisition Sub, Inc. (Trading Companies & Distributors)	(b)(c)	10.000%	11/15/2018	1,025,000	1,117,250
International Lease Finance Corp. (Trading Companies & Distributors)		8.250%	12/15/2020	275,000	328,625
International Lease Finance Corp. (Trading Companies & Distributors)		8.625%	09/15/2015	450,000	507,375
International Lease Finance Corp. (Trading Companies & Distributors)		8.750%	03/15/2017	2,075,000	2,407,000
International Lease Finance Corp. (Trading Companies & Distributors)		5.750%	05/15/2016	250,000	264,708
International Lease Finance Corp. (Trading Companies & Distributors)		5.875%	08/15/2022	700,000	742,050
Rexel SA (Trading Companies & Distributors)	(b)	6.125%	12/15/2019	1,000,000	1,055,000

					37,676,524

INFORMATION TECHNOLOGY – 10.6%
MMI International Ltd. (Computers & Peripherals)	(b)	8.000%	03/01/2017	250,000	266,250
NCR Corp. (Computers & Peripherals)	(b)	5.000%	07/15/2022	450,000	459,563
NCR Corp. (Computers & Peripherals)	(b)	4.625%	02/15/2021	475,000	477,375
Seagate HDD Cayman (Computers & Peripherals)		6.875%	05/01/2020	375,000	400,781
Seagate HDD Cayman (Computers & Peripherals)		7.750%	12/15/2018	400,000	441,500
Seagate HDD Cayman (Computers & Peripherals)		7.000%	11/01/2021	300,000	323,250
Seagate Technology HDD Holdings (Computers & Peripherals)		6.800%	10/01/2016	575,000	646,875
Anixter, Inc. (Electronic Equip., Instr. & Comp.)		5.625%	05/01/2019	300,000	317,250
Cleaver-Brooks, Inc. (Electronic Equip., Instr. & Comp.)	(b)	8.750%	12/15/2019	375,000	388,125
Kemet Corp. (Electronic Equip., Instr. & Comp.)		10.500%	05/01/2018	1,250,000	1,239,063
IAC/InterActiveCorp (Internet Software & Svs.)	(b)	4.750%	12/15/2022	375,000	375,000
CoreLogic, Inc. (IT Svs.)		7.250%	06/01/2021	1,125,000	1,229,063
Fidelity National Information Services, Inc. (IT Svs.)		7.875%	07/15/2020	125,000	142,031
Fidelity National Information Services, Inc. (IT Svs.)		7.625%	07/15/2017	1,025,000	1,119,813
First Data Corp. (IT Svs.)	(b)(c)	8.750%	01/15/2022	2,825,000	2,902,688
First Data Corp. (IT Svs.)	(b)	8.250%	01/15/2021	475,000	477,375
iGATE Corp. (IT Svs.)		9.000%	05/01/2016	1,050,000	1,143,188

64	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2012

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
INFORMATION TECHNOLOGY (continued)
Lender Processing Services, Inc. (IT Svs.)		5.750%	04/15/2023	$1,325,000	$1,381,313
Mantech International Corp. (IT Svs.)		7.250%	04/15/2018	200,000	213,500
Stream Global Services, Inc. (IT Svs.)		11.250%	10/01/2014	525,000	551,250
SunGard Data Systems, Inc. (IT Svs.)		7.625%	11/15/2020	200,000	219,500
SunGard Data Systems, Inc. (IT Svs.)		7.375%	11/15/2018	175,000	188,344
SunGard Data Systems, Inc. (IT Svs.)	(b)	6.625%	11/01/2019	625,000	642,188
Advanced Micro Devices, Inc. (Semiconductors & Equip.)		8.125%	12/15/2017	725,000	665,188
Advanced Micro Devices, Inc. (Semiconductors & Equip.)		7.750%	08/01/2020	675,000	568,688
Freescale Semiconductor, Inc. (Semiconductors & Equip.)	(b)	9.250%	04/15/2018	725,000	795,688
Freescale Semiconductor, Inc. (Semiconductors & Equip.)		10.750%	08/01/2020	825,000	888,938
MagnaChip Semiconductor SA / MagnaChip Semiconductor Finance Co. (Semiconductors & Equip.)		10.500%	04/15/2018	925,000	1,040,625
Spansion LLC (Semiconductors & Equip.)		7.875%	11/15/2017	1,200,000	1,236,000
Allen Systems Group, Inc. (Acquired 11/18/2010 through 02/28/2012, Cost $743,364)(Software)	(b)(f)	10.500%	11/15/2016	750,000	562,500
Aspect Software, Inc. (Software)		10.625%	05/15/2017	975,000	892,125
Audatex North America, Inc. (Software)	(b)	6.750%	06/15/2018	1,275,000	1,370,625
Epicor Software Corp. (Software)		8.625%	05/01/2019	1,625,000	1,714,375
Infor U.S., Inc. (Software)		9.375%	04/01/2019	1,150,000	1,296,625
Infor U.S., Inc. (Software)		11.500%	07/15/2018	1,575,000	1,850,625
Nuance Communications, Inc. (Software)	(b)	5.375%	08/15/2020	900,000	945,000
Serena Software, Inc. (Software)		10.375%	03/15/2016	550,000	566,500
Sophia LP / Sophia Finance, Inc. (Software)	(b)	9.750%	01/15/2019	1,575,000	1,704,938
SSI Investments II Ltd. / SSI Co-Issuer LLC (Software)		11.125%	06/01/2018	1,250,000	1,389,063

					33,032,788

MATERIALS – 7.6%
Ferro Corp. (Chemicals)		7.875%	08/15/2018	1,150,000	1,043,625
Hexion U.S. Finance Corp / Hexion Nova Scotia Finance ULC (Chemicals)		8.875%	02/01/2018	900,000	929,250
Hexion U.S. Finance Corp / Hexion Nova Scotia Finance ULC (Chemicals)		9.000%	11/15/2020	650,000	596,375
Huntsman International LLC (Chemicals)		5.500%	06/30/2016	241,000	241,603
Huntsman International LLC (Chemicals)		8.625%	03/15/2020	325,000	369,688
Koppers, Inc. (Chemicals)		7.875%	12/01/2019	575,000	635,375
Momentive Performance Materials, Inc. (Chemicals)		9.000%	01/15/2021	275,000	202,125
Momentive Performance Materials, Inc. (Chemicals)	(b)	10.000%	10/15/2020	600,000	594,000
OMNOVA Solutions, Inc. (Chemicals)		7.875%	11/01/2018	1,050,000	1,088,063
OXEA Finance & Cy SCA (Chemicals)	(b)	9.500%	07/15/2017	727,000	799,700
Rockwood Specialties Group, Inc. (Chemicals)		4.625%	10/15/2020	400,000	415,500
Scotts Miracle-Gro Co. / The (Chemicals)		6.625%	12/15/2020	550,000	606,375
Union Carbide Corp. (Chemicals)		7.875%	04/01/2023	100,000	126,645
Ardagh Packaging Finance Plc (Containers & Packaging)	(b)	9.125%	10/15/2020	1,325,000	1,450,875
Ardagh Packaging Finance Plc / Ardagh MP Holdings U.S.A., Inc. (Containers & Packaging)	(b)	9.125%	10/15/2020	425,000	463,250
Berry Plastics Corp. (Containers & Packaging)		9.500%	05/15/2018	550,000	607,750
BOE Merger Corp. (Containers & Packaging)	(b)(c)	9.500%	11/01/2017	775,000	778,875
BWAY Holding Co. (Containers & Packaging)		10.000%	06/15/2018	900,000	1,003,500
Crown Americas LLC / Crown Americas Capital Corp. II (Containers & Packaging)		7.625%	05/15/2017	75,000	79,594
Graphic Packaging International, Inc. (Containers & Packaging)		9.500%	06/15/2017	950,000	1,030,750
Greif, Inc. (Containers & Packaging)		7.750%	08/01/2019	475,000	551,000
Packaging Dynamics Corp. (Containers & Packaging)	(b)	8.750%	02/01/2016	875,000	918,750
Pactiv LLC (Containers & Packaging)		7.950%	12/15/2025	225,000	186,750
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC (Containers & Packaging)		8.500%	05/15/2018	775,000	798,250
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC (Containers & Packaging)		9.000%	04/15/2019	675,000	705,375
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC (Containers & Packaging)		8.250%	02/15/2021	1,750,000	1,785,000
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC (Containers & Packaging)		9.875%	08/15/2019	1,275,000	1,370,625
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC (Containers & Packaging)		7.125%	04/15/2019	175,000	189,000
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC (Containers & Packaging)	(b)	5.750%	10/15/2020	1,000,000	1,035,000
Sealed Air Corp. (Containers & Packaging)	(b)	8.375%	09/15/2021	1,350,000	1,549,125
Sealed Air Corp. (Containers & Packaging)	(b)	6.500%	12/01/2020	125,000	135,625
Compass Minerals International, Inc. (Metals & Mining)		8.000%	06/01/2019	275,000	298,375
Clearwater Paper Corp. (Paper & Forest Products)		10.625%	06/15/2016	125,000	136,875
Clearwater Paper Corp. (Paper & Forest Products)		7.125%	11/01/2018	125,000	136,875
Longview Fibre Paper & Packaging, Inc. (Paper & Forest Products)	(b)	8.000%	06/01/2016	650,000	685,750

					23,545,293

TELECOMMUNICATION SERVICES – 5.2%
GXS Worldwide, Inc. (Diversified Telecom. Svs.)		9.750%	06/15/2015	225,000	235,406
Level 3 Communications, Inc. (Diversified Telecom. Svs.)	(b)	8.875%	06/01/2019	350,000	374,063
Level 3 Financing, Inc. (Diversified Telecom. Svs.)		8.125%	07/01/2019	925,000	1,012,875
Level 3 Financing, Inc. (Diversified Telecom. Svs.)		8.625%	07/15/2020	275,000	306,281
Level 3 Financing, Inc. (Diversified Telecom. Svs.)	(b)	7.000%	06/01/2020	475,000	498,156
tw telecom holdings, Inc. (Diversified Telecom. Svs.)	(b)	5.375%	10/01/2022	175,000	183,969

65	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2012

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
TELECOMMUNICATION SERVICES (continued)
Windstream Corp. (Diversified Telecom. Svs.)		8.125%	09/01/2018	$650,000	$713,375
Digicel Group Ltd. (Wireless Telecom. Svs.)	(b)	8.250%	09/30/2020	1,575,000	1,740,375
Digicel Ltd. (Wireless Telecom. Svs.)	(b)	12.000%	04/01/2014	650,000	710,125
Digicel Ltd. (Wireless Telecom. Svs.)	(b)	8.250%	09/01/2017	675,000	729,000
MetroPCS Wireless, Inc. (Wireless Telecom. Svs.)		7.875%	09/01/2018	925,000	1,005,938
MetroPCS Wireless, Inc. (Wireless Telecom. Svs.)		6.625%	11/15/2020	875,000	932,969
Sprint Capital Corp. (Wireless Telecom. Svs.)		6.875%	11/15/2028	1,100,000	1,149,500
Sprint Capital Corp. (Wireless Telecom. Svs.)		6.900%	05/01/2019	2,500,000	2,737,500
Sprint Nextel Corp. (Wireless Telecom. Svs.)	(b)	9.000%	11/15/2018	1,025,000	1,268,438
Sprint Nextel Corp. (Wireless Telecom. Svs.)	(b)	7.000%	03/01/2020	350,000	407,750
Sprint Nextel Corp. (Wireless Telecom. Svs.)		6.000%	11/15/2022	475,000	490,438
Syniverse Holdings, Inc. (Wireless Telecom. Svs.)		9.125%	01/15/2019	1,600,000	1,716,000

					16,212,158

UTILITIES – 1.8%
Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc. (Electric Utilities)		10.000%	12/01/2020	500,000	566,250
Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc. (Electric Utilities)	(b)	11.750%	03/01/2022	625,000	696,875
Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc. (Electric Utilities)	(b)	6.875%	08/15/2017	375,000	401,250
Texas Competitive Electric Holdings Co. LLC / TCEH Finance, Inc. (Electric Utilities)	(b)	11.500%	10/01/2020	125,000	98,438
Suburban Propane Partners LP / Suburban Energy Finance Corp. (Gas Utilities)		7.500%	10/01/2018	211,000	228,408
Suburban Propane Partners LP / Suburban Energy Finance Corp. (Gas Utilities)		7.375%	08/01/2021	506,000	552,805
Calpine Corp. (Ind. Power Prod. & Energy Traders)	(b)	7.500%	02/15/2021	833,000	924,630
NRG Energy, Inc. (Ind. Power Prod. & Energy Traders)		8.250%	09/01/2020	750,000	843,750
NRG Energy, Inc. (Ind. Power Prod. & Energy Traders)		7.875%	05/15/2021	475,000	529,625
NRG Energy, Inc. (Ind. Power Prod. & Energy Traders)		7.625%	05/15/2019	700,000	752,500
FPL Energy National Wind Portfolio LLC (Acquired 05/27/2009, Cost $126,243)(Multi-Utilities)	(b)(f)	6.125%	03/25/2019	145,275	123,873

					5,718,404

Total Corporate Bonds (Cost $289,773,573)					$306,187,127

Common Stocks – 0.0%				Shares	Value
CONSUMER DISCRETIONARY – 0.0%
General Motors Co. (Automobiles)	(a)			4,443	$128,092

Total Common Stocks (Cost $415,829)					$128,092

Preferred Stocks – 0.1%				Shares	Value
FINANCIALS – 0.1%
Ally Financial, Inc. (Consumer Finance)	(b)			346	$339,848

Total Preferred Stocks (Cost $0)					$339,848

Warrants – 0.0%				Quantity	Value
CONSUMER DISCRETIONARY – 0.0%
General Motors Co. (Automobiles) Expiration: 07/10/16, Exercise Price: $10.00	(a)			4,039	$78,761
General Motors Co. (Automobiles) Expiration: 07/10/19, Exercise Price: $18.33	(a)			4,039	50,447

Total Warrants (Cost $476,540)					$129,208

Other – 0.0%				Shares	Value
CONSUMER DISCRETIONARY – 0.0%
Motors Liquidation Co. GUC Trust (Automobiles)	(a)			1,116	$23,659

Total Other (Cost $0)					$23,659

Money Market Funds – 0.5%				Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I				1,440,000	$1,440,000

Total Money Market Funds (Cost $1,440,000)					$1,440,000

Total Investments – 98.8% (Cost $292,105,942)	(g)				$308,247,934
Other Assets in Excess of Liabilities – 1.2%					3,667,003

Net Assets – 100.0%					$311,914,937

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

66	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2012

(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At December 31, 2012, the value of these securities totaled $109,000,892, or 34.9% of the Portfolio’s net assets. Unless also noted with (f), as defined below, these securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(c)	Issuer of the security has the option to make coupon payments in cash or in additional par value of this bond. Rate presented is the coupon rate for the cash option.

(d)	Security is a variable rate instrument in which the coupon rate is adjusted quarterly, or semi-annually, in concert with U.S. LIBOR. Interest rates stated are those in effect at December 31, 2012.

(e)	Represents a security that is in default. Unless noted by (f), as defined below, these securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(f)	Represents a security deemed to be illiquid. At December 31, 2012, the value of illiquid securities in the Portfolio totaled $1,663,123, or 0.5% of the Portfolio’s net assets.

(g)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

67

Ohio National Fund, Inc.	Capital Growth Portfolio

Objective/Strategy

The Capital Growth Portfolio seeks long-term capital appreciation by investing primarily in an actively managed portfolio of equity securities of small cap growth companies.

Performance as of December 31, 2012

Average Annual Total Returns:
One year	13.81%
Five years	5.45%
Ten years	11.61%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2012, the Capital Growth Portfolio returned 13.81% versus 14.59% for the current benchmark, the Russell 2000 Growth Index.

For the full year, the Russell 2000 Growth Index trailed the Russell 2000 Value Index. After running a tight race through the first nine months, weak results from some of the growth index’s largest biotech names allowed value to push ahead. There were solid absolute returns during 2012 within the benchmark, led by the Materials (21.5 percent), Consumer Discretionary (21.5 percent), and Financials (18.5 percent) sectors; Energy (-7.2 percent) was the only negative sector. On a relative basis, Information Technology and Health Care were in line while Financials and Energy trailed most notably.

The Portfolio was essentially in line with the benchmark Russell 2000 Growth Index on a gross (no fund expense) basis. Contributing sectors for the year were led by Energy and Materials, largely due to solid stock selection. Our top contributing stocks for the year were Geospace Technologies Corp., The Geo Group, Inc., Catalyst Health Solutions, Inc., Vitamin Shoppe, Inc., and Onyx Pharmaceuticals, Inc.(1)

Geospace Technologies Corp. makes seismic instruments used in monitoring oil and natural-gas reserves. The company continues to see demand strength and order growth for its geospace seismic recorders (GSRs) as well as increasing order traction for the company’s seabed reservoir-monitoring systems.(1)

The Geo Group, Inc. manages correctional and mental health facilities primarily with United States governmental agencies. The Geo Group, Inc.’s shares rose sharply toward the end of the period when it announced its plan to convert to a real estate investment trust (REIT) and pay a large special dividend.(1)

Catalyst Health Solutions, Inc. provides pharmacy-benefit-management services. The company was acquired by SXC Health Solutions, a slightly larger peer, at a modest premium during the period.(1)

Vitamin Shoppe, Inc. is a specialty retailer of vitamins, sports nutrition, and health and beauty-aid products. Benefitting from favorable U.S. demographics and increased vitamin and supplement utilization among the aging “Baby Boomer” generation, Vitamin Shoppe, Inc. continues to grow both earnings and its retail footprint across the country.(1)

Onyx Pharmaceuticals, Inc. focuses on the development of drug therapies for kidney, blood-based and other forms of cancer. Positive news regarding the U.S. Food and Drug Administration advisory panel’s vote in favor of approving Onyx Pharmaceuticals, Inc.’s multiple myeloma drug candidate, Kyprolis, boosted shares of the company’s stock. The drug treatment was subsequently approved by the FDA and initial launch feedback has been substantially positive thus far.(1)

Detracting sectors for 2012 were Information Technology and, to a lesser extent, Consumer Discretionary and Financials. The Portfolio’s largest detracting stocks for the year were Monster Worldwide, Inc., Quality Systems, Inc., Allscripts Healthcare Solutions, Inc., Genesco, Inc., and Quality Distribution, Inc.(1)

Monster Worldwide, Inc. provides online employment solutions (e.g., searchable job postings for prospective employees and resume database access for recruiters). The company has proceeded with some selective restructuring as part of a cost-savings initiative, while continuing to entertain and evaluate strategic alternatives through a possible sale of the company. Shares of the stock have waned as the anticipated sale of the company has taken longer than expected. At current levels, we can hold the stock on fundamentals alone and perhaps the company will still be sold. Quality Systems, Inc. sells electronic health records and revenue-cycle management applications to medical practices and hospitals. The industry dynamic for electronic health records has incurred a noticeable shift away from relatively smaller physician groups toward the larger hospital setting as hospitals attempt to bolster their revenue streams through the acquisition of these smaller practices. We believe that stark change in the industry landscape substantially eroded Quality Systems, Inc.’s previously strong positioning in the market. Allscripts Healthcare Solutions, Inc. provides clinical software and service solutions to physicians and other healthcare providers. The company missed earnings estimates earlier in the year as integration of its legacy Eclipsys platform had proven logistically more complex than originally determined, raising costs and compressing its near-term margins. Genesco, Inc. is a retailer of headwear, sporting goods, footwear and clothing accessories. Despite beating estimates in the third quarter and raising guidance for 2013, Genesco, Inc. traded down in the fourth quarter as investors became concerned with declining same-store sales at its Lids cap subsidiary. We continue to hold Genesco, Inc. and believe it will be a strong contributor to 2013 performance. Quality Distribution, Inc. is a provider of bulk transportation services through the use of tank-truck carriers throughout North America. Muted North American transport volumes, coupled with added expenses related to the acquisition of a troubled affiliate’s assets, led Quality Distribution, Inc. to miss estimates for the most recently reported quarter and trade downward as a result.(1)

The five top-performing holdings (without regard for position size) were Geospace Technologies Corp., The Geo Group, Inc., IPG Photonics Corp., MedAssets, Inc., and Redwood Trust, Inc. The five worst-performing holdings (without regard for position size) included Quality Distribution, Inc., Twin Disc, Inc. Allscripts Healthcare Solutions,, Inc., Halozyme Therapeutics, Inc., and Quality Systems.(1)

68	(continued)

Ohio National Fund, Inc.	Capital Growth Portfolio (Continued)

We believe the strong equity performance of recent years will continue into 2013. The focus on the “fiscal cliff” has now shifted to concerns over the national debt ceiling and resultant reductions in federal spending. Like the “fiscal-cliff” debate, we believe the immediate concerns will be addressed in the 24th hour. Congress will lift the ceiling, nominally cut federal spending, and both Republicans and Democrats will be unhappy. Recent economic data from China has been encouraging and Europe seems to have successfully “kicked the can down the road” on its fiscal crisis. Domestically, we should benefit from recoveries from both autos and housing. Current consensus forecasts of two percent to three percent domestic gross domestic product (GDP) growth could prove conservative. Given our expectations of a reasonably strong economy, we believe interest rates will start creeping up but be offset somewhat by Federal Reserve actions to keep rates in check. Weakness in fixed-income markets could enable a return to equity markets by retail investors who abandoned equity markets in 2008 to 2009 in favor of the relative safety of bonds. We continue to favor companies leveraged to housing. We believe Financials should continue to perform well, as should cyclical groups such as Energy and Materials. After a very strong 2012, consumer stocks could lag as higher taxes could prove to be a drag on consumer spending.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2012.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market. The index presented herein includes the effects of reinvested dividends.

Portfolio Composition as of December 31, 2012 (1)

% of Net Assets
Common Stocks (3)	99.8
Money Market Funds Less Net Liabilities	0.2

100.0

Top 10 Portfolio Holdings as of December 31, 2012 (1) (2)

% of Net Assets
1. Geospace Technologies Corp.	3.1
2. Genesco, Inc.	3.1
3. Vitamin Shoppe, Inc.	2.1
4. Geo Group, Inc. / The	1.9
5. Lufkin Industries, Inc.	1.9
6. SHFL Entertainment, Inc.	1.7
7. Sirona Dental Systems, Inc.	1.7
8. Bally Technologies, Inc.	1.6
9. ArthroCare Corp.	1.6
10. Hexcel Corp.	1.5

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Health Care	20.9
Information Technology	19.0
Industrials	17.4
Consumer Discretionary	17.3
Energy	8.8
Financials	7.1
Materials	6.3
Consumer Staples	3.0

99.8

69

Ohio National Fund, Inc.	Capital Growth Portfolio

Schedule of Investments	December 31, 2012

Common Stocks – 99.8%		Shares	Value
CONSUMER DISCRETIONARY – 17.3%
Sotheby’s (Diversified Consumer Svs.)		13,085	$439,918
Bally Technologies, Inc. (Hotels, Restaurants & Leisure)	(a)	19,796	885,079
BJ’s Restaurants, Inc. (Hotels, Restaurants & Leisure)	(a)	13,941	458,659
Orient-Express Hotels Ltd. Class A (Hotels, Restaurants & Leisure)	(a)	42,035	491,389
Pinnacle Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	28,377	449,208
SHFL Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	65,544	950,388
Meritage Homes Corp. (Household Durables)	(a)	20,225	755,404
Universal Electronics, Inc. (Household Durables)	(a)	26,177	506,525
Chico’s FAS, Inc. (Specialty Retail)		31,355	578,813
Francesca’s Holdings Corp. (Specialty Retail)	(a)	23,920	620,963
Genesco, Inc. (Specialty Retail)	(a)	30,890	1,698,950
Sally Beauty Holdings, Inc. (Specialty Retail)	(a)	2,222	52,373
Vitamin Shoppe, Inc. (Specialty Retail)	(a)	19,872	1,139,858
Steven Madden Ltd. (Textiles, Apparel & Luxury Goods)	(a)	12,409	524,528

			9,552,055

CONSUMER STAPLES – 3.0%
Fresh Market, Inc. / The (Food & Staples Retailing)	(a)	13,734	660,468
Natural Grocers by Vitamin Cottage, Inc. (Food & Staples Retailing)	(a)	23,594	450,409
WhiteWave Foods Co. (Food Products)	(a)	36,415	565,889

			1,676,766

ENERGY – 8.8%
Dril-Quip, Inc. (Energy Equip. & Svs.)	(a)	5,531	404,040
Geospace Technologies Corp. (Energy Equip. & Svs.)	(a)	19,141	1,701,061
Lufkin Industries, Inc. (Energy Equip. & Svs.)		17,750	1,031,807
Ocean Rig UDW, Inc. (Energy Equip. & Svs.)	(a)	14,217	212,828
Gulfport Energy Corp. (Oil, Gas & Consumable Fuels)	(a)	17,581	671,946
Oasis Petroleum, Inc. (Oil, Gas & Consumable Fuels)	(a)	26,755	850,809

			4,872,491

FINANCIALS – 7.1%
Duff & Phelps Corp. Class A (Capital Markets)		24,359	380,488
Citizens Republic Bancorp, Inc. (Commercial Banks)	(a)	21,802	413,584
UMB Financial Corp. (Commercial Banks)		9,237	404,950
Cash America International, Inc. (Consumer Finance)		13,316	528,246
KKR Financial Holdings LLC (Diversified Financial Svs.)		30,000	316,800
Validus Holdings Ltd. (Insurance)		22,370	773,555
Redwood Trust, Inc. (Real Estate Investment Trusts)		20,146	340,266
Two Harbors Investment Corp. (Real Estate Investment Trusts)		41,045	454,779
Home Loan Servicing Solutions Ltd. (Thrifts & Mortgage Finance)		14,389	271,952

			3,884,620

HEALTH CARE – 20.9%
Acorda Therapeutics, Inc. (Biotechnology)	(a)	18,331	455,709
Ariad Pharmaceuticals, Inc. (Biotechnology)	(a)	27,900	535,122
BioMarin Pharmaceutical, Inc. (Biotechnology)	(a)	6,829	336,328
Halozyme Therapeutics, Inc. (Biotechnology)	(a)	63,545	426,387
Onyx Pharmaceuticals, Inc. (Biotechnology)	(a)	8,559	646,461
Seattle Genetics, Inc. (Biotechnology)	(a)	12,705	294,756
Theravance, Inc. (Biotechnology)	(a)	21,293	474,195
United Therapeutics Corp. (Biotechnology)	(a)	15,360	820,531
ArthroCare Corp. (Health Care Equip. & Supplies)	(a)	25,120	868,901
Cooper Cos., Inc. / The (Health Care Equip. & Supplies)		7,660	708,397
HeartWare International, Inc. (Health Care Equip. & Supplies)	(a)	7,032	590,336
Sirona Dental Systems, Inc. (Health Care Equip. & Supplies)	(a)	14,740	950,140
Thoratec Corp. (Health Care Equip. & Supplies)	(a)	16,768	629,135
Air Methods Corp. (Health Care Providers & Svs.)		17,637	650,629
Catamaran Corp. (Health Care Providers & Svs.)	(a)	9,702	457,061
Centene Corp. (Health Care Providers & Svs.)	(a)	19,181	786,421
MedAssets, Inc. (Health Care Technology)	(a)	39,616	664,360

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
PAREXEL International Corp. (Life Sciences Tools & Svs.)	(a)	21,161	$626,154
Salix Pharmaceuticals Ltd. (Pharmaceuticals)	(a)	15,249	617,280

			11,538,303

INDUSTRIALS – 17.4%
Hexcel Corp. (Aerospace & Defense)	(a)	31,644	853,122
Triumph Group, Inc. (Aerospace & Defense)		11,606	757,872
Atlas Air Worldwide Holdings, Inc. (Air Freight & Logistics)	(a)	9,981	442,258
JetBlue Airways Corp. (Airlines)	(a)	94,010	536,797
U.S. Airways Group, Inc. (Airlines)	(a)	20,738	279,963
Apogee Enterprises, Inc. (Building Products)		3,918	93,914
Geo Group, Inc. / The (Commercial Svs. & Supplies)		36,657	1,033,718
Waste Connections, Inc. (Commercial Svs. & Supplies)		23,242	785,347
Northwest Pipe Co. (Construction & Engineering)	(a)	16,693	398,295
General Cable Corp. (Electrical Equip.)	(a)	14,263	433,738
Regal-Beloit Corp. (Electrical Equip.)		8,185	576,797
Thermon Group Holdings, Inc. (Electrical Equip.)	(a)	17,660	397,880
Chart Industries, Inc. (Machinery)	(a)	4,080	272,014
Colfax Corp. (Machinery)	(a)	13,079	527,738
Terex Corp. (Machinery)	(a)	26,544	746,152
WABCO Holdings, Inc. (Machinery)	(a)	6,027	392,900
Woodward, Inc. (Machinery)		9,544	363,913
Landstar System, Inc. (Road & Rail)		10,170	533,518
Quality Distribution, Inc. (Road & Rail)	(a)	31,184	187,104

			9,613,040

INFORMATION TECHNOLOGY – 19.0%
Riverbed Technology, Inc. (Communications Equip.)	(a)	35,009	690,377
Fusion-io, Inc. (Computers & Peripherals)	(a)	13,355	306,230
Coherent, Inc. (Electronic Equip., Instr. & Comp.)		15,333	776,156
InvenSense, Inc. (Electronic Equip., Instr. & Comp.)	(a)	39,505	438,901
IPG Photonics Corp. (Electronic Equip., Instr. & Comp.)		9,650	643,172
Universal Display Corp. (Electronic Equip., Instr. & Comp.)	(a)	7,939	203,397
Cornerstone OnDemand, Inc. (Internet Software & Svs.)	(a)	19,011	561,395
Demandware, Inc. (Internet Software & Svs.)	(a)	9,743	266,179
Monster Worldwide, Inc. (Internet Software & Svs.)	(a)	128,765	723,659
Trulia, Inc. (Internet Software & Svs.)	(a)	22,384	363,516
Cavium, Inc. (Semiconductors & Equip.)	(a)	19,815	618,426
EZchip Semiconductor Ltd. (Semiconductors & Equip.)	(a)	13,353	441,584
Teradyne, Inc. (Semiconductors & Equip.)	(a)	39,150	661,243
Veeco Instruments, Inc. (Semiconductors & Equip.)	(a)	15,740	464,645
Compuware Corp. (Software)	(a)	28,941	314,589
Concur Technologies, Inc. (Software)	(a)	5,930	400,394
Fortinet, Inc. (Software)	(a)	36,682	772,890
NICE Systems Ltd. – ADR (Software)	(a)	21,967	735,455
QLIK Technologies, Inc. (Software)	(a)	30,310	658,333
TIBCO Software, Inc. (Software)	(a)	18,776	413,260

			10,453,801

MATERIALS – 6.3%
Georgia Gulf Corp. (Chemicals)		16,181	667,952
Huntsman Corp. (Chemicals)		34,431	547,453
Quaker Chemical Corp. (Chemicals)		13,705	738,151
Texas Industries, Inc. (Construction Materials)	(a)	14,311	730,004
RTI International Metals, Inc. (Metals & Mining)	(a)	27,619	761,180

			3,444,740

Total Common Stocks (Cost $45,577,065)			$55,035,816

70	(continued)

Ohio National Fund, Inc.	Capital Growth Portfolio (Continued)

Schedule of Investments	December 31, 2012

Money Market Funds – 1.4%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		764,000	$764,000

Total Money Market Funds (Cost $764,000)			$764,000

Total Investments – 101.2% (Cost $46,341,065)	(b)		$55,799,816
Liabilities in Excess of Other Assets – (1.2)%			(685,081)

Net Assets – 100.0%			$55,114,735

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

71

Ohio National Fund, Inc.	Nasdaq-100® Index Portfolio

Objective/Strategy

The Nasdaq-100® Index Portfolio seeks long-term growth of capital by investing primarily in stocks that are included in the Nasdaq-100® Index. Unlike the other Portfolios of the Fund, the Nasdaq-100® Index Portfolio is a non-diversified portfolio for purposes of Section 5(b) of the Investment Company Act of 1940, as amended.

Performance as of December 31, 2012

Average Annual Total Returns:
One year	17.88%
Five years	5.31%
Ten years	10.45%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2012, the Nasdaq-100® Index Portfolio returned 17.88% versus 18.35% for the current benchmark, the Nasdaq-100® Index.

The correlation to the index for the year was 99.8%. The high correlation is due to the fact that the Portfolio invests in each of the 100 stocks in the index. The Portfolio also invests in PowerShares QQQ, an exchange traded fund that mimics the holdings and returns of the Nasdaq-100® Index.(1)

The largest contributors to the index return for 2012 were Apple, Inc., Oracle Corp., Amazon.com, Inc., Comcast Corp., and eBay, Inc. The largest detractors for the index in 2012 were Intel Corp., Dell, Inc., Baidu, Inc., Apollo Group, Inc., and Marvell Technology Group Ltd.(1)

The year 2012 was action packed. From the presidential elections, to the debt negotiations/“fiscal cliff”, to Hurricane Sandy, to renewed economic fears out of Eastern Europe, the stock market had a bumpy year. Equities indices, however, ended 2012 in positive territory. There appears to be more uncertainty in 2013 as Congress still needs to reach an agreement to raise the debt ceiling and make certain budget cuts.

We believe that 2013 should end up being another good year for equities once we get past the near term political risk. Equity indices are relatively undervalued compared to other assets and historical measures. The economy and unemployment will likely improve, albeit at a slow pace, and the Federal Reserve should continue to be accommodative.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2012.

The Nasdaq-100®, Nasdaq-100 Index®, and Nasdaq® are registered trademarks of The NASDAQ OMX Group, Inc. (which with its affiliates is referred to as “NASDAQ OMX”). Ohio National Investments, Inc. has licensed these marks for the Portfolio’s use. NASDAQ OMX has not passed on the Portfolio’s legality or suitability. NASDAQ OMX does not sponsor, endorse, sell or promote the Portfolio. NASDAQ OMX MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE PORTFOLIO.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting. Investors cannot invest in an index. Although they can invest in its underlying securities or funds.

The Nasdaq-100® Index is a modified capitalization-weighted index of the 100 largest domestic and international non-financial companies listed on the NASDAQ Stock Market. The index presented herein includes the effects of reinvested dividends.

72	(continued)

Ohio National Fund, Inc.	Nasdaq-100® Index Portfolio (Continued)

Portfolio Composition as of December 31, 2012 (1)

% of Net Assets
Common Stocks (3)	96.9
Exchange Traded Funds and Other Net Assets	3.1

100.0

Top 10 Portfolio Holdings as of December 31,
2012 (1) (2)

% of Net Assets
1. Apple, Inc.	15.8
2. Microsoft Corp.	7.1
3. Google, Inc. Class A	5.9
4. Oracle Corp.	5.1
5. Amazon.com, Inc.	3.6
6. QUALCOMM, Inc.	3.3
7. Cisco Systems, Inc.	3.3
8. Intel Corp.	3.2
9. Comcast Corp. Class A	2.5
10. Amgen, Inc.	2.1

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	61.8
Consumer Discretionary	16.6
Health Care	11.4
Consumer Staples	3.6
Industrials	2.0
Telecommunication Services	1.1
Materials	0.4

96.9

73

Ohio National Fund, Inc.	Nasdaq-100® Index Portfolio

Schedule of Investments	December 31, 2012

Common Stocks – 96.9%		Shares	Value
CONSUMER DISCRETIONARY – 16.6%
Starbucks Corp. (Hotels, Restaurants & Leisure)		16,075	$861,941
Wynn Resorts Ltd. (Hotels, Restaurants & Leisure)		2,175	244,666
Garmin Ltd. (Household Durables)		4,225	172,464
Amazon.com, Inc. (Internet & Catalog Retail)	(a)	9,800	2,461,172
Expedia, Inc. (Internet & Catalog Retail)		2,650	162,842
Liberty Interactive Corp. Class A (Internet & Catalog Retail)	(a)	11,125	218,940
priceline.com, Inc. (Internet & Catalog Retail)	(a)	1,075	667,790
Mattel, Inc. (Leisure Equip. & Products)		7,425	271,903
Comcast Corp. Class A (Media)		45,822	1,712,826
DIRECTV (Media)	(a)	13,075	655,842
Discovery Communications, Inc. Class A (Media)	(a)	3,125	198,375
Liberty Global, Inc. Class A (Media)	(a)	3,125	196,844
Liberty Media Corp. – Liberty Capital Class A (Media)	(a)	2,375	275,524
News Corp. Class A (Media)		33,425	853,674
Sirius XM Radio, Inc. (Media)		112,600	325,414
Viacom, Inc. Class B (Media)		9,750	514,215
Virgin Media, Inc. (Media)		5,800	213,150
Dollar Tree, Inc. (Multiline Retail)	(a)	4,925	199,758
Sears Holdings Corp. (Multiline Retail)	(a)	2,300	95,128
Bed Bath & Beyond, Inc. (Specialty Retail)	(a)	4,950	276,754
O’Reilly Automotive, Inc. (Specialty Retail)	(a)	2,475	221,314
Ross Stores, Inc. (Specialty Retail)		4,850	262,627
Staples, Inc. (Specialty Retail)		14,575	166,155
Fossil, Inc. (Textiles, Apparel & Luxury Goods)	(a)	1,300	121,030

			11,350,348

CONSUMER STAPLES – 3.6%
Monster Beverage Corp. (Beverages)	(a)	3,700	195,656
Costco Wholesale Corp. (Food & Staples Retailing)		9,360	924,487
Whole Foods Market, Inc. (Food & Staples Retailing)		4,000	365,320
Mondelez International, Inc. Class A (Food Products)		38,425	978,685

			2,464,148

HEALTH CARE – 11.4%
Alexion Pharmaceuticals, Inc. (Biotechnology)	(a)	4,200	394,002
Amgen, Inc. (Biotechnology)		16,597	1,432,653
Biogen Idec, Inc. (Biotechnology)	(a)	5,125	751,684
Celgene Corp. (Biotechnology)	(a)	9,150	720,288
Gilead Sciences, Inc. (Biotechnology)	(a)	16,375	1,202,744
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	2,050	350,693
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	4,700	197,118
DENTSPLY International, Inc. (Health Care Equip. & Supplies)		3,075	121,801
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	850	416,814
Catamaran Corp. (Health Care Providers & Svs.)	(a)	4,425	208,462
Express Scripts Holding Co. (Health Care Providers & Svs.)	(a)	17,650	953,100
Henry Schein, Inc. (Health Care Providers & Svs.)	(a)	1,900	152,874
Cerner Corp. (Health Care Technology)	(a)	3,700	287,268
Life Technologies Corp. (Life Sciences Tools & Svs.)	(a)	3,725	182,823
Mylan, Inc. (Pharmaceuticals)	(a)	8,825	242,511
Perrigo Co. (Pharmaceuticals)		2,025	210,661

			7,825,496

INDUSTRIALS – 2.0%
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)		3,475	219,689
Expeditors International of Washington, Inc. (Air Freight & Logistics)		4,525	178,964
Stericycle, Inc. (Commercial Svs. & Supplies)	(a)	1,850	172,550
PACCAR, Inc. (Machinery)		7,639	345,359
Verisk Analytics, Inc. Class A (Professional Svs.)	(a)	3,600	183,600
Fastenal Co. (Trading Companies & Distributors)		6,400	298,816

			1,398,978

INFORMATION TECHNOLOGY – 61.8%
Cisco Systems, Inc. (Communications Equip.)		114,825	2,256,311
F5 Networks, Inc. (Communications Equip.)	(a)	1,700	165,155

Common Stocks (Continued)		Shares	Value
INFORMATION TECHNOLOGY (continued)
QUALCOMM, Inc. (Communications Equip.)		36,845	$2,285,127
Apple, Inc. (Computers & Peripherals)		20,345	10,844,495
Dell, Inc. (Computers & Peripherals)		37,500	379,875
NetApp, Inc. (Computers & Peripherals)	(a)	7,760	260,348
SanDisk Corp. (Computers & Peripherals)	(a)	5,225	227,601
Seagate Technology PLC (Computers & Peripherals)		8,175	249,174
Western Digital Corp. (Computers & Peripherals)		5,275	224,135
Akamai Technologies, Inc. (Internet Software & Svs.)	(a)	3,850	157,504
Baidu, Inc. – ADR (Internet Software & Svs.)	(a)	5,925	594,218
eBay, Inc. (Internet Software & Svs.)	(a)	27,985	1,427,795
Equinix, Inc. (Internet Software & Svs.)	(a)	1,050	216,510
Facebook, Inc. Class A (Internet Software & Svs.)	(a)	23,775	633,128
Google, Inc. Class A (Internet Software & Svs.)	(a)	5,725	4,061,143
Yahoo!, Inc. (Internet Software & Svs.)	(a)	25,585	509,142
Automatic Data Processing, Inc. (IT Svs.)		10,500	598,605
Cognizant Technology Solutions Corp. Class A (IT Svs.)	(a)	6,500	481,325
Fiserv, Inc. (IT Svs.)	(a)	2,887	228,160
Paychex, Inc. (IT Svs.)		7,870	245,072
Altera Corp. (Semiconductors & Equip.)		6,925	238,497
Analog Devices, Inc. (Semiconductors & Equip.)		6,525	274,442
Applied Materials, Inc. (Semiconductors & Equip.)		26,750	306,020
Avago Technologies Ltd. (Semiconductors & Equip.)		5,300	167,798
Broadcom Corp. Class A (Semiconductors & Equip.)		11,075	367,801
Intel Corp. (Semiconductors & Equip.)		107,595	2,219,685
KLA-Tencor Corp. (Semiconductors & Equip.)		3,600	171,936
Linear Technology Corp. (Semiconductors & Equip.)		5,005	171,672
Maxim Integrated Products, Inc. (Semiconductors & Equip.)		6,300	185,220
Microchip Technology, Inc. (Semiconductors & Equip.)		4,200	136,878
Micron Technology, Inc. (Semiconductors & Equip.)	(a)	22,000	139,700
NVIDIA Corp. (Semiconductors & Equip.)		13,512	166,062
Texas Instruments, Inc. (Semiconductors & Equip.)		24,225	749,522
Xilinx, Inc. (Semiconductors & Equip.)		5,630	202,117
Activision Blizzard, Inc. (Software)		24,050	255,411
Adobe Systems, Inc. (Software)	(a)	10,705	403,364
Autodesk, Inc. (Software)	(a)	4,850	171,448
BMC Software, Inc. (Software)	(a)	3,350	132,861
CA, Inc. (Software)		9,925	218,152
Check Point Software Technologies Ltd. (Software)	(a)	4,420	210,569
Citrix Systems, Inc. (Software)	(a)	4,050	266,288
Intuit, Inc. (Software)		6,405	381,098
Microsoft Corp. (Software)		182,000	4,864,860
Nuance Communications, Inc. (Software)	(a)	6,750	150,660
Oracle Corp. (Software)		104,210	3,472,277
Symantec Corp. (Software)	(a)	14,998	282,112

			42,351,273

MATERIALS – 0.4%
Sigma-Aldrich Corp. (Chemicals)		2,600	191,308
Randgold Resources Ltd. – ADR (Metals & Mining)		1,125	111,656

			302,964

TELECOMMUNICATION SERVICES – 1.1%
SBA Communications Corp. Class A (Wireless Telecom. Svs.)	(a)	2,725	193,530
Vodafone Group PLC – ADR (Wireless Telecom. Svs.)		21,075	530,879

			724,409

Total Common Stocks (Cost $48,938,519)			$66,417,616

Exchange Traded Funds – 1.8%		Shares	Value
PowerShares QQQ Trust Series 1		19,465	$1,267,366

Total Exchange Traded Funds (Cost $1,283,006)			$1,267,366

Total Investments – 98.7% (Cost $50,221,525)	(b)		$67,684,982
Other Assets in Excess of Liabilities – 1.3%			857,221

Net Assets – 100.0%			$68,542,203

74	(continued)

Ohio National Fund, Inc.	Nasdaq-100® Index Portfolio (Continued)

Schedule of Investments	December 31, 2012

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

75

Ohio National Fund, Inc.	Bristol Portfolio

Objective/Strategy

The Bristol Portfolio seeks long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

Performance as of December 31, 2012

Average Annual Total Returns:
One year	13.19%
Five years	-0.82%
Ten years	6.86%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2012, the Bristol Portfolio returned 13.19% versus 16.00% for the current benchmark, the S&P 500 Index.

The fourth quarter concluded a year that saw the S&P 500 Index offer the largest broad market annual return since 2009. It was far from a steady positive return throughout the year, however. The Portfolio experienced a very strong first quarter, a weak second quarter, a strong third quarter, and a close to flat fourth quarter. The fourth quarter was not without its dramas: a closely fought presidential campaign with dramatically different economic philosophies, and a largely self-created “fiscal cliff” that saw some form of resolution only after the close of trading on the last day of the year.

The Portfolio’s best performers for the year were Lowe’s Cos., Inc., Hanesbrands, Inc., Snap-On, Inc., Whirlpool Corp., and Pentair Ltd. The Portfolio’s worst performers were Forest Oil Corp., Abercrombie & Fitch Co., Stillwater Mining Co., Facebook, Inc., and Vertex Pharmaceuticals, Inc. The top contributors to performance were Apple, Inc., Whirlpool Corp., Pentair Ltd., Lowe’s Cos., Inc., and Snap-On, Inc. The top detractors from performance were Forest Oil Corp., Abercrombie & Fitch Co., Facebook, Inc., Vertex Pharmaceuticals, Inc., and Stillwater Mining Co.(1)

The largest detractors from relative performance were stock selections in the Energy and Health Care sectors. At an individual stock level, detractors from performance included Forest Oil Corp., a Denver-based Energy company that suffered from steep declines in its natural gas prices, and lost 88 basis points. Abercrombie & Fitch

Co. suffered from two earnings resets and lost 83 basis points. Facebook, Inc., although not bought at the initial public offering price, lost 68 basis points. Vertex Pharmaceuticals, Inc. reflected the usual volatility in the Health Care sector and lost 51 basis points. Stillwater Mining Co., since sold, departed from its earlier strategy of high value mining and lost 51 basis points.(1)

The top contributor to the Portfolio’s performance was Apple, Inc., which fought off the challenges of competing products and contributed 174 basis points. Whirlpool Corp. benefited from success in an anti-dumping Korean lawsuit and added 101 basis points. Pentair Ltd., a pool supplier, guided higher for 2013 and had a favorable market response to its merger with Tyco, contributing 92 basis points. Lowe’s Cos., Inc. added 86 basis points, reflecting a perceived bottom in the real estate market. Snap-On, Inc. offered an increased dividend and strong fundamentals, and contributed 82 basis points.(1)

Our main sector weight changes were to add to Consumer Discretionary, from 11.5% to 14.5%, and reduce Energy exposure from 12.9% to 7.8%. We increased the Portfolio’s already over-weighted Industrials, which went from 20.1% to 22.2% (versus the benchmark’s 10.1% weighting). Materials were increased to 6.2% from 2.1%. These changes reflect our continuing belief in an economic recovery. Finally, we lowered our exposure to Financials to a near market weight of 15.7% from 16.5% (versus the benchmark’s 15.6% weighting) in the face of impending banking settlements over mortgages.(1)

Looking to 2013, there are plenty of overseas worries about the deteriorating situation in Iran and Syria, constitutional challenges in Egypt, and possible conflicts between Japan and China over historical claims for a few rocky islands that promise vast mineral rights. However, concerns over the European Union debt problems are much less of a threat and China manufacturing expansion is back on track. Back home, there are the continuing indications of growth in the domestic economy, with real estate viewed by many as having bottomed and the positive long term prospect of cheap U.S. shale oil energy for domestic manufacturers. Bernanke’s printing of money has stabilized the equity markets, although the stimulus may end this year and interest rates may rise. Our long term commitment to the Financials sector may be rewarded with wider spreads and life insurance companies could benefit with higher bond returns. As the domestic economy shakes off the problems of the past four years, there is a likelihood of stronger markets in 2013 and 2014.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2012.

76	(continued)

Ohio National Fund, Inc.	Bristol Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

Portfolio Composition as of December 31, 2012 (1)

% of Net Assets
Common Stocks (3)	97.9
Money Market Funds and Other Net Assets	2.1

100.0

Top 10 Portfolio Holdings as of December 31,
2012 (1) (2)

% of Net Assets
1. Apple, Inc.	2.6
2. Hertz Global Holdings, Inc.	2.3
3. Eaton Corp. PLC	2.1
4. TIBCO Software, Inc.	2.1
5. Lincoln National Corp.	2.1
6. Marathon Oil Corp.	2.0
7. Google, Inc. Class A	2.0
8. ConocoPhillips	2.0
9. FedEx Corp.	2.0
10. JPMorgan Chase & Co.	2.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	23.5
Industrials	21.7
Financials	15.3
Consumer Discretionary	14.2
Energy	7.7
Health Care	7.5
Materials	6.1
Consumer Staples	1.9

97.9

77

Ohio National Fund, Inc.	Bristol Portfolio

Schedule of Investments	December 31, 2012

Common Stocks – 97.9%		Shares	Value
CONSUMER DISCRETIONARY – 14.2%
CBS Corp. Class B (Media)		61,900	$2,355,295
Time Warner, Inc. (Media)		83,200	3,979,456
Walt Disney Co. / The (Media)		81,000	4,032,990
Macy’s, Inc. (Multiline Retail)		35,600	1,389,112
Target Corp. (Multiline Retail)		60,100	3,556,117
AutoZone, Inc. (Specialty Retail)	(a)	7,500	2,658,225
Lowe’s Cos., Inc. (Specialty Retail)		84,000	2,983,680
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)	(a)	112,800	4,040,496
Michael Kors Holdings Ltd. (Textiles, Apparel & Luxury Goods)	(a)	38,900	1,985,067
Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)		52,500	2,151,450

			29,131,888

CONSUMER STAPLES – 1.9%
Constellation Brands, Inc. Class A (Beverages)	(a)	110,600	3,914,134

ENERGY – 7.7%
Schlumberger Ltd. (Energy Equip. & Svs.)		55,500	3,845,595
ConocoPhillips (Oil, Gas & Consumable Fuels)		71,800	4,163,682
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		136,600	4,188,156
Whiting Petroleum Corp. (Oil, Gas & Consumable Fuels)	(a)	79,600	3,452,252

			15,649,685

FINANCIALS – 15.3%
PNC Financial Services Group, Inc. (Commercial Banks)		68,500	3,994,235
Wells Fargo & Co. (Commercial Banks)		106,600	3,643,588
Citigroup, Inc. (Diversified Financial Svs.)		96,700	3,825,452
JPMorgan Chase & Co. (Diversified Financial Svs.)		93,700	4,119,989
Hartford Financial Services Group, Inc. (Insurance)		182,500	4,095,300
Lincoln National Corp. (Insurance)		163,100	4,224,290
MetLife, Inc. (Insurance)		112,200	3,695,868
Prudential Financial, Inc. (Insurance)		71,400	3,807,762

			31,406,484

HEALTH CARE – 7.5%
Amarin Corp. PLC – ADR (Biotechnology)	(a)	288,800	2,336,392
Ariad Pharmaceuticals, Inc. (Biotechnology)	(a)	112,000	2,148,160
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	69,800	2,927,412
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		74,000	4,013,760
Pfizer, Inc. (Pharmaceuticals)		159,400	3,997,752

			15,423,476

INDUSTRIALS – 21.7%
Honeywell International, Inc. (Aerospace & Defense)		63,600	4,036,692
United Technologies Corp. (Aerospace & Defense)		48,000	3,936,480

Common Stocks (Continued)		Shares	Value
INDUSTRIALS (continued)
FedEx Corp. (Air Freight & Logistics)		45,100	$4,136,572
Delta Air Lines, Inc. (Airlines)	(a)	343,100	4,072,597
Quanta Services, Inc. (Construction & Engineering)	(a)	75,900	2,071,311
Eaton Corp. PLC (Electrical Equip.)		79,000	4,281,800
General Electric Co. (Industrial Conglomerates)		92,600	1,943,674
Deere & Co. (Machinery)		27,765	2,399,451
Pentair Ltd. (Machinery)		83,100	4,084,365
Snap-On, Inc. (Machinery)		50,300	3,973,197
Stanley Black & Decker, Inc. (Machinery)		11,300	835,861
Xylem, Inc. (Machinery)		147,100	3,986,410
Hertz Global Holdings, Inc. (Road & Rail)	(a)	290,200	4,721,554

			44,479,964

INFORMATION TECHNOLOGY – 23.5%
QUALCOMM, Inc. (Communications Equip.)		66,100	4,099,522
Apple, Inc. (Computers & Peripherals)		10,000	5,330,300
EMC Corp. (Computers & Peripherals)	(a)	144,100	3,645,730
eBay, Inc. (Internet Software & Svs.)	(a)	61,300	3,127,526
Facebook, Inc. Class A (Internet Software & Svs.)	(a)	140,500	3,741,515
Google, Inc. Class A (Internet Software & Svs.)	(a)	5,900	4,185,283
Altera Corp. (Semiconductors & Equip.)		116,600	4,015,704
Avago Technologies Ltd. (Semiconductors & Equip.)		117,000	3,704,220
Xilinx, Inc. (Semiconductors & Equip.)		112,900	4,053,110
Citrix Systems, Inc. (Software)	(a)	61,400	4,037,050
Oracle Corp. (Software)		120,000	3,998,400
TIBCO Software, Inc. (Software)	(a)	193,600	4,261,136

			48,199,496

MATERIALS – 6.1%
Air Products & Chemicals, Inc. (Chemicals)		47,200	3,965,744
E.I. du Pont de Nemours & Co. (Chemicals)		59,200	2,662,224
Monsanto Co. (Chemicals)		43,200	4,088,880
Freeport-McMoRan Copper & Gold, Inc. (Metals & Mining)		50,300	1,720,260

			12,437,108

Total Common Stocks (Cost $190,082,097)			$200,642,235

Money Market Funds – 1.5%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		2,966,000	$2,966,000

Total Money Market Funds (Cost $2,966,000)			$2,966,000

Total Investments – 99.4% (Cost $193,048,097)	(b)		$203,608,235
Other Assets in Excess of Liabilities – 0.6%			1,295,511

Net Assets – 100.0%			$204,903,746

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

78

Ohio National Fund, Inc.	Bryton Growth Portfolio

Objective/Strategy

The Bryton Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks of growth-oriented U.S. companies smaller than the 500 largest publicly traded U.S. companies in terms of market capitalization.

Performance as of December 31, 2012

Average Annual Total Returns:
One year	11.29%
Five years	0.55%
Ten years	7.20%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more, or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2012, the Bryton Growth Portfolio returned 11.29% versus 14.59% for the current benchmark, the Russell 2000 Growth Index.

The fourth quarter concluded a year that saw the S&P 500 index offer the largest broad market annual return since 2009. It was far from a steady positive return throughout the year, however. Small cap growth stocks experienced a very strong first quarter, a weak second quarter, a positive yet underperforming third quarter, and a mixed but close to flat fourth quarter. The fourth quarter was not without its dramas: a closely fought presidential campaign with dramatically different economic philosophies, and a largely self-created “fiscal cliff” that saw some form of resolution only after the close of trading on the last day of the year.

The Portfolio’s best performers for the year were Cray, Inc., Geospace Technologies Corp., Sarepta Therapeutics, Avis Budget Group, Inc., and Kenexa Corp. The Portfolio’s worst performers were Oncothyreon, Inc., Audience, Inc., Responsys, Inc., Questar Pharmaceuticals, and Americas Petrogas. The top contributors to performance were Cray, Inc., Geospace Technologies Corp., Avis Budget Group, Inc., Kenexa Corp., and Clean Energy. The top detractors from performance were GSE Holdings, Inc., Tangoe, Inc., Audience, Inc., Stillwater Mining Co., and Oncothyreon, Inc.(1)

The largest detractors from relative performance were stock selections in the Materials and Health Care sectors. The largest detractors from performance at the individual stock level included GSE Holdings, Inc., a Materials company, which lost 127 basis points following the surprise resignation of the CFO in August. Tangoe, Inc., a telecom software vendor, lost 101 basis points after unfavorable press comments were released in August. Audience, Inc, specializing in noise suppression, lost 94 basis points when the market learned that Apple, Inc. would not extend their relationship with the company to work with the latest iPhone 5. Stillwater Mining Co., which departed from its strategy of high value mining lost 93 basis points, and Oncothyreon, Inc. lost, 91 basis points, following the failure of an important Phase III trial with partner Merck & Co, Inc.(1)

The top contributor to the Portfolio’s performance was Cray, Inc., which contributed 192 basis points having spun out its interconnect technology to Intel and is now seeing some success ramping its big data and data analytics businesses. Geospace Technologies Corp. added 150 basis points after a second consecutive year of record earnings. Avis Budget Group, Inc. contributed 137 basis points, partly as a result of the market’s positive reaction to the plan to buy Zipcar following rival Hertz’s successful purchase of Dollar Thrifty. Kenexa Corp. added 125 basis points, following its purchase by International Business Machines Corp., and Clean Energy, which added 115 basis points, is leveraged to the rapidly expanding compressed natural gas vehicle market, and is benefitting from cheap natural gas prices.(1)

The Portfolio’s main sector weight changes were to reduce the over-weighted exposure in Information Technology from 32.0% to 28.1% (but still over-weighted versus the benchmark’s 21.5%) and reduce the Materials sector from 12.8% to 4.4% (close to the Index weighting of 4.7%). We also reduced Energy from 11.5% to 7.1% (but are still over weighted against the Index at 5.7%). Funds were redeployed with an increase in Health Care from 10.3% to 14.9% (but still under the Index at 20.3%) and an increase in Consumer Staples from 2.3% to 10.6%. Finally, the Portfolio has no exposure to Financials (versus the benchmark’s exposure of 7.4%).(1)

Looking to 2013 there are plenty of overseas worries about the deteriorating situation in Iran and Syria, constitutional challenges in Egypt, and possible conflicts between Japan and China over historical claims for a few rocky islands that promise vast mineral rights. However, concerns over the European Union debt problems are much less of a threat and China manufacturing expansion is back on track. Back home, there are the continuing indications of growth in the domestic economy, with real estate viewed by many as having bottomed and the positive long term prospect of cheap U.S. shale oil energy for domestic manufacturers. Bernanke’s printing of money has stabilized the equity markets, although the stimulus may end this year and interest rates may rise. As the domestic economy shakes off the problems of the past four years, there is a likelihood of stronger markets in 2013 and 2014.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2012.

79	(continued)

Ohio National Fund, Inc.	Bryton Growth Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes the Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market. The index presented herein includes the effects of reinvested dividends.

Portfolio Composition as of December 31, 2012 (1)

% of Net Assets
Common Stocks (3)	95.5
Money Market Funds and Other Net Assets	4.5

100.0

Top 10 Portfolio Holdings as of December 31,
2012 (1) (2)

% of Net Assets
1. Fabrinet	2.0
2. Avis Budget Group, Inc.	1.9
3. Power Integrations, Inc.	1.9
4. Monolithic Power Systems, Inc.	1.9
5. Callaway Golf Co.	1.9
6. Wolverine World Wide, Inc.	1.9
7. Affymax, Inc.	1.9
8. Iridium Communications, Inc.	1.9
9. Elizabeth Arden, Inc.	1.9
10. Titan International, Inc.	1.9

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	26.9
Industrials	20.4
Health Care	14.2
Consumer Discretionary	11.0
Consumer Staples	10.1
Energy	6.8
Materials	4.2
Telecommunication Services	1.9

95.5

80

Ohio National Fund, Inc.	Bryton Growth Portfolio

Schedule of Investments	December 31, 2012

Common Stocks – 95.5%		Shares	Value
CONSUMER DISCRETIONARY – 11.0%
Jack in the Box, Inc. (Hotels, Restaurants & Leisure)	(a)	79,700	$2,279,420
Callaway Golf Co. (Leisure Equip. & Products)		462,500	3,006,250
ANN, Inc. (Specialty Retail)	(a)	69,900	2,365,416
Tilly’s, Inc. (Specialty Retail)	(a)	116,171	1,567,147
Fifth & Pacific Cos., Inc. (Textiles, Apparel & Luxury Goods)	(a)	227,800	2,836,110
G-III Apparel Group Ltd. (Textiles, Apparel & Luxury Goods)	(a)	66,000	2,259,180
Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)		73,200	2,999,736

			17,313,259

CONSUMER STAPLES – 10.1%
Annie’s, Inc. (Food Products)	(a)	77,200	2,580,796
J&J Snack Foods Corp. (Food Products)		39,300	2,512,842
TreeHouse Foods, Inc. (Food Products)	(a)	53,800	2,804,594
Spectrum Brands Holdings, Inc. (Household Products)		61,791	2,776,270
Elizabeth Arden, Inc. (Personal Products)	(a)	65,500	2,948,155
Prestige Brands Holdings, Inc. (Personal Products)	(a)	115,830	2,320,075

			15,942,732

ENERGY – 6.8%
Dril-Quip, Inc. (Energy Equip. & Svs.)	(a)	22,500	1,643,625
Geospace Technologies Corp. (Energy Equip. & Svs.)	(a)	15,264	1,356,512
Emerald Oil, Inc. (Oil, Gas & Consumable Fuels)	(a)	328,610	1,721,916
Energy XXI Bermuda Ltd. (Oil, Gas & Consumable Fuels)		55,600	1,789,764
Oasis Petroleum, Inc. (Oil, Gas & Consumable Fuels)	(a)	82,526	2,624,327
Triangle Petroleum Corp. (Oil, Gas & Consumable Fuels)	(a)	261,098	1,563,977

			10,700,121

HEALTH CARE – 14.2%
Affymax, Inc. (Biotechnology)	(a)	157,100	2,984,900
Amarin Corp. PLC – ADR (Biotechnology)	(a)	240,800	1,948,072
Ariad Pharmaceuticals, Inc. (Biotechnology)	(a)	106,300	2,038,834
Coronado Biosciences, Inc. (Biotechnology)	(a)	307,151	1,385,251
Curis, Inc. (Biotechnology)	(a)	530,000	1,817,900
Infinity Pharmaceuticals, Inc. (Biotechnology)	(a)	42,978	1,504,230
NewLink Genetics Corp. (Biotechnology)	(a)	119,581	1,494,762
NPS Pharmaceuticals, Inc. (Biotechnology)	(a)	1,300	11,830
Oncothyreon, Inc. (Biotechnology)	(a)	230,650	442,848
Sunesis Pharmaceuticals, Inc. (Biotechnology)	(a)	412,052	1,730,618
Endologix, Inc. (Health Care Equip. & Supplies)	(a)	204,725	2,915,284
NxStage Medical, Inc. (Health Care Equip. & Supplies)	(a)	234,640	2,639,700
Unilife Corp. (Health Care Equip. & Supplies)	(a)	683,512	1,551,572

			22,465,801

INDUSTRIALS – 20.4%
Hub Group, Inc. Class A (Air Freight & Logistics)	(a)	86,600	2,909,760
Alaska Air Group, Inc. (Airlines)	(a)	53,000	2,283,770
U.S. Airways Group, Inc. (Airlines)	(a)	122,100	1,648,350
Healthcare Services Group, Inc. (Commercial Svs. & Supplies)		102,500	2,381,075
Capstone Turbine Corp. (Electrical Equip.)	(a)	3,108,768	2,766,804
Actuant Corp. Class A (Machinery)		80,800	2,255,128

Common Stocks (Continued)		Shares	Value
INDUSTRIALS (continued)
Middleby Corp. (Machinery)	(a)	13,600	$1,743,656
Titan International, Inc. (Machinery)		134,500	2,921,340
Mistras Group, Inc. (Professional Svs.)	(a)	102,317	2,526,207
Avis Budget Group, Inc. (Road & Rail)	(a)	153,600	3,044,352
Genesee & Wyoming, Inc. Class A (Road & Rail)	(a)	33,000	2,510,640
Roadrunner Transportation Systems, Inc. (Road & Rail)	(a)	151,536	2,748,863
Titan Machinery, Inc. (Trading Companies & Distributors)	(a)	96,800	2,390,960

			32,130,905

INFORMATION TECHNOLOGY – 26.9%
Ciena Corp. (Communications Equip.)	(a)	135,600	2,128,920
Infinera Corp. (Communications Equip.)	(a)	368,100	2,138,661
Cray, Inc. (Computers & Peripherals)	(a)	163,322	2,604,986
Fabrinet (Electronic Equip., Instr. & Comp.)	(a)	240,705	3,162,864
Internap Network Services Corp. (Internet Software & Svs.)	(a)	347,925	2,414,599
Velti PLC (Internet Software & Svs.)	(a)	352,500	1,586,250
EPAM Systems, Inc. (IT Svs.)	(a)	127,965	2,316,167
Cavium, Inc. (Semiconductors & Equip.)	(a)	63,600	1,984,956
Lattice Semiconductor Corp. (Semiconductors & Equip.)	(a)	618,661	2,468,457
Monolithic Power Systems, Inc. (Semiconductors & Equip.)		135,500	3,018,940
Peregrine Semiconductor Corp. (Semiconductors & Equip.)	(a)	146,582	2,244,170
Power Integrations, Inc. (Semiconductors & Equip.)		90,400	3,038,344
RF Micro Devices, Inc. (Semiconductors & Equip.)	(a)	396,900	1,778,112
Semtech Corp. (Semiconductors & Equip.)	(a)	95,300	2,758,935
TriQuint Semiconductor, Inc. (Semiconductors & Equip.)	(a)	492,900	2,385,636
Guidewire Software, Inc. (Software)	(a)	77,620	2,306,866
QLIK Technologies, Inc. (Software)	(a)	81,800	1,776,696
Tangoe, Inc. (Software)	(a)	188,100	2,232,747

			42,346,306

MATERIALS – 4.2%
GSE Holding, Inc. (Chemicals)	(a)	330,209	2,047,296
Kronos Worldwide, Inc. (Chemicals)		91,148	1,777,386
PolyOne Corp. (Chemicals)		139,000	2,838,380

			6,663,062

TELECOMMUNICATION SERVICES – 1.9%
Iridium Communications, Inc. (Diversified Telecom. Svs.)	(a)	442,100	2,979,754

Total Common Stocks (Cost $150,270,103)			$150,541,940

Money Market Funds – 3.0%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		4,766,000	$4,766,000

Total Money Market Funds (Cost $4,766,000)			$4,766,000

Total Investments – 98.5% (Cost $155,036,103)	(b)		$155,307,940
Other Assets in Excess of Liabilities – 1.5%			2,348,584

Net Assets – 100.0%			$157,656,524

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

81

Ohio National Fund, Inc.	U.S. Equity Portfolio

Objective/Strategy

The U.S. Equity Portfolio seeks capital appreciation with a secondary objective of capital preservation to provide long term growth by investing at least 80% of its net assets in equity securities traded in the U.S. within under-priced sectors and industries.

Performance as of December 31, 2012

Average Annual Total Returns:
One year	14.61%
Five years	-5.18%
Since inception (5/1/04)	2.04%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2012, the U.S. Equity Portfolio returned 14.61% versus 16.17% for the current benchmark, the S&P Composite 1500 Index.

Based on our valuation readings, we remained bullish during 2012, minimized cash in the Portfolio, and participated in what turned out to be a better than average year in the domestic stock market. Since 1926, the S&P 500 Index has returned an average of 12% per year. In 2012, however, the S&P 500 Index returned 16%. Our bullish posture proved beneficial and significant. As Bloomberg reported on January 4, 2013 in an article titled Almost All of Wall Street Got 2012 Market Calls Wrong, “from John Paulson’s call for a collapse in Europe to Morgan Stanley’s warning that U.S. stocks would decline, Wall Street got little right in its prognosis for the year just ended.” Moreover, investors let fear dictate their investing. “Instead of looking at what’s going on around them”, Bloomberg quotes one strategist as saying, investors let ‘these macro events cause fear to creep into the equation.” Last year in this space we wrote that we “believe the stock market is in a multi-year recovery from the lows of 2009 and that the market decline in the summer of 2011, principally due to the European debt crisis, will prove to be a temporary setback similar to the Cuban Missile Crisis, the invasion of Kuwait, and the Asian Contagion.” We concluded by writing that “as of January 6, 2012, our market stands at an attractive 1.36 value to price ratio and would seem to reflect all the financial and economic concerns bothering investors. We expect prices to continue their move up toward value and we expect underlying valuations to continue to improve as well.” This bullish outlook explains much of the Portfolio’s tactical behavior during the year, including a fairly aggressive sector tilt and riding through occasional market setbacks.(1)

Despite the bullish posture, sector tilts, and the discipline to ride through turbulence, the Portfolio lagged the Index by 156 basis points. The Portfolio had no exposure to three sectors: Consumer Staples, Telecommunication Services, and Utilities. The void in

Telecommunication Services detracted from relative performance. The Portfolio’s heavy tilts toward Consumer Discretionary and Industrials benefitted relative performance, however, as those sectors experienced good returns. Being under-weighted in Financials proved to be the largest drag on the Portfolio’s relative performance. Although many stocks in the Financials sector were on sale, according to our system, we thought they were poor risks. Our aversion to speculating on turnaround situations also proved a drag on performance this year.(1)

The five stocks contributing the most to performance were Comcast Corp., Apple, Inc., Time Warner Cable, Inc., TJX Cos., Inc., and Valero Energy Corp. The Portfolio held overweight positions in each of these companies and each out-performed the S&P 1500 Composite Index. The single largest detractor from performance was Questcor Pharmaceuticals, Inc., which fell victim to short-sellers and bloggers and analysts who issued scathing reports about the company. The reports were refuted by sell-side analysts, but the damage was done. Questcor Pharmaceuticals, Inc. has since recovered somewhat and remains in the Portfolio. The next four negative contributors were Bed Bath & Beyond, Inc., CACI International, Inc., EZCorp, Inc., and Siemens AG. Each of these stocks dropped concurrently with downward revisions in earnings forecasts, as analysts anticipated a temporary economic slowdown for fourth quarter 2012 and first quarter 2013.(1)

During the year, we saw a market condition that generally proves unfavorable for the Portfolio. Specifically, across the broad market, performance was inversely related to quality. We rate stocks on their quality, examining factors that include management, leverage, and efficiency. We assign each stock in our database a numerical value of 1 through 5, with 1 being the highest quality, 2 being the next highest and so forth. In 2012, low quality companies generally out-performed higher quality companies, with 5s out-performing 4s, 4s out-performing 3s, etc. As we generally prefer to hold well-managed companies with quality ratings of 1 or 2, the market’s low quality bias served as a strong headwind.(1)

Rapidly changing industry themes, likewise, created a strong headwind for the Portfolio. The market went up for three months through March 30th, then down two months in April and May. It subsequently went up again in June through mid-September and declined through mid-November. It ended the year with a six week advance. Each phase featured different industry and sector leadership. In general, the sector and industry leaders during the advances dropped the most during the declines. As the Portfolio is designed to capture industry and sector themes that typically last one to two years, rapid theme reversals present some unique difficulties. Nonetheless, given our bullish overall posture, we chose to ride through the short term reversals.

We remain convinced that the stock market is only about half way through a multi-year recovery from the decline of 2008 and early 2009. With an overall market value-to-price ratio of 1.26 at year end, we expect stock prices to move higher in 2013 and, as in 2012, we hope to see better than average returns by historical standards.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2012.

82	(continued)

Ohio National Fund, Inc.	U.S. Equity Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P Composite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P MidCap 400, S&P 500, and the S&P SmallCap 600. It is designed for investors seeking to replicate the performance of the U.S. equity market or benchmark against a representative universe of tradable stocks. The index presented herein includes the effects of reinvested dividends.

Portfolio Composition as of December 31, 2012 (1)

% of Net Assets
Common Stocks (3)	100.3
Less Net Liabilities	(0.3)

100.0

Top 10 Portfolio Holdings as of December 31,
2012 (1) (2)

% of Net Assets
1. Apple, Inc.	5.1
2. Time Warner Cable, Inc.	4.8
3. NIKE, Inc. Class B	4.8
4. TJX Cos., Inc.	4.2
5. Emerson Electric Co.	4.0
6. Praxair, Inc.	3.7
7. Caterpillar, Inc.	3.2
8. FMC Technologies, Inc.	3.2
9. Dril-Quip, Inc.	3.1
10. Oceaneering International, Inc.	3.1

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Consumer Discretionary	34.7
Industrials	18.5
Information Technology	17.3
Energy	12.0
Financials	7.1
Health Care	7.0
Materials	3.7

100.3

83

Ohio National Fund, Inc.	U.S. Equity Portfolio

Schedule of Investments	December 31, 2012

Common Stocks – 100.3%		Shares	Value
CONSUMER DISCRETIONARY – 34.7%
Panera Bread Co. Class A (Hotels, Restaurants & Leisure)	(a)	2,260	$358,956
Time Warner Cable, Inc. (Media)		7,740	752,251
Viacom, Inc. Class B (Media)		6,010	316,967
Walt Disney Co. / The (Media)		8,090	402,801
Bed Bath & Beyond, Inc. (Specialty Retail)	(a)	6,140	343,287
Hibbett Sports, Inc. (Specialty Retail)	(a)	6,940	365,738
TJX Cos., Inc. (Specialty Retail)		15,460	656,277
Tractor Supply Co. (Specialty Retail)		4,010	354,323
Lululemon Athletica, Inc. (Textiles, Apparel & Luxury Goods)	(a)	4,940	376,576
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		14,420	744,072
V.F. Corp. (Textiles, Apparel & Luxury Goods)		3,010	454,420
Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)		6,670	273,337

			5,399,005

ENERGY – 12.0%
Dril-Quip, Inc. (Energy Equip. & Svs.)	(a)	6,680	487,974
FMC Technologies, Inc. (Energy Equip. & Svs.)	(a)	11,530	493,830
Oceaneering International, Inc. (Energy Equip. & Svs.)		9,010	484,648
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		11,790	402,275

			1,868,727

FINANCIALS – 7.1%
BB&T Corp. (Commercial Banks)		8,030	233,753
Wells Fargo & Co. (Commercial Banks)		11,800	403,324
Cash America International, Inc. (Consumer Finance)		2,030	80,530
JPMorgan Chase & Co. (Diversified Financial Svs.)		8,940	393,092

			1,110,699

HEALTH CARE – 7.0%
Celgene Corp. (Biotechnology)	(a)	4,890	384,941

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
Bio-Reference Labs, Inc. (Health Care Providers & Svs.)	(a)	15,560	$446,416
Questcor Pharmaceuticals, Inc. (Pharmaceuticals)		9,390	250,901

			1,082,258

INDUSTRIALS – 18.5%
FedEx Corp. (Air Freight & Logistics)		1,780	163,262
Eaton Corp. PLC (Electrical Equip.)		4,140	224,388
Emerson Electric Co. (Electrical Equip.)		11,680	618,573
General Electric Co. (Industrial Conglomerates)		14,290	299,947
Caterpillar, Inc. (Machinery)		5,530	495,377
Dover Corp. (Machinery)		4,730	310,808
CSX Corp. (Road & Rail)		14,840	292,793
Union Pacific Corp. (Road & Rail)		3,790	476,479

			2,881,627

INFORMATION TECHNOLOGY – 17.3%
F5 Networks, Inc. (Communications Equip.)	(a)	4,910	477,007
Apple, Inc. (Computers & Peripherals)		1,480	788,884
EMC Corp. (Computers & Peripherals)	(a)	13,610	344,333
Accenture PLC Class A (IT Svs.)		4,080	271,320
International Business Machines Corp. (IT Svs.)		2,370	453,974
Tyler Technologies, Inc. (Software)	(a)	7,200	348,768

			2,684,286

MATERIALS – 3.7%
Praxair, Inc. (Chemicals)		5,260	575,707

Total Common Stocks (Cost $13,453,650)			$15,602,309

Total Investments – 100.3% (Cost $13,453,650)	(b)		$15,602,309
Liabilities in Excess of Other Assets – (0.3)%			(40,012)

Net Assets – 100.0%			$15,562,297

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

84

Ohio National Fund, Inc.	Balanced Portfolio

Objective/Strategy

The Balanced Portfolio seeks capital appreciation and income by investing normally up to 75% of its assets in equity securities within under-priced sectors and industries while maintaining a minimum of 25% of its assets in fixed income securities.

Performance as of December 31, 2012

Average Annual Total Returns:
One year	13.30%
Five years	2.66%
Since inception (5/1/04)	6.30%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2012, the Balanced Portfolio returned 13.30% versus 11.95% for the current benchmark, which is composed of 60% S&P Composite 1500 Index and 40% Barclays Capital U.S. Universal Index.

As we entered the beginning of 2012, we saw significant upside potential in the U.S. equity market. Our valuation model indicated that stocks were poised for a strong rally that would be a continuation of the bull market that began in March of 2009. Due to our bullish market reading, we maintained a rather aggressive 70% equity and 30% fixed income allocation over the majority of the year within the Portfolio. This bullish position proved advantageous, with equities, as measured by the S&P Composite 1500 Index, rising 16.17% during the year. The rally, however, was not without significant volatility. Macro-economic concerns, including speculation about what steps the Federal Reserve was or was not going to take with regard to monetary policy, worries over the prospect of a significant rise in inflation, uncertainty about the U.S. presidential election, and ongoing concern about resolution of the debt crisis in the EuroZone were catalysts for the wild swings in the markets.(1)

By way of summarizing the turbulent market action, the S&P 500 Price Index started the year at 1257 and rallied sharply to 1419 in early April for a gain of 12.9%. It then dropped to 1278 in early June before rallying back to 1465 in mid-September, its highest level since the March 2009 rally began and just 6.4% below the October 2007 high reached before the housing bubble burst. The market then spiraled downward again to 1353 by mid-November before it rallied into the end of the year, closing at 1426. Start to finish in 2012, the market returned a healthy double digit gain for those who had the mettle to ride through the turbulence. The Portfolio’s systematic, disciplined approach to bottom-up value investing was the guide to riding through the “risk on/risk-off” trading environment that dominated the year. We kept cash levels to a minimum, staying fully invested with the belief that investors would recognize the value that our model indicated existed in the equity market. We stuck with our discipline and that worked to our investors’ collective benefit.

Through the implementation of an option hedging overlay strategy, we were also able to dampen the impact market volatility might have otherwise had on the Portfolio. Using an options hedging strategy of buying and selling S&P 500 Index options to decrease the Portfolio’s exposure to volatile swings in the market, we kept the beta of the equity positions below one.(1)

Within the equity component of the Portfolio, we tilted toward those industries and sectors that offered the most attractive upside potential according to our valuation model. These tilts were responsible for the out-performance achieved on the equity side of the Portfolio. At the sector level, the Portfolio’s overweight position in the Consumer Discretionary sector and underweight position in the Utilities sector were two of the drivers of benchmark-relative out-performance. The Portfolio had about a 17.9% average position in the Consumer Discretionary sector versus an 11.4% weight in the benchmark. This was the second best performing sector of the 10 sectors in the S&P 1500 Composite Index. The Portfolio’s significant underweight in the Utilities sector was also a major factor in out-performance. The Portfolio had about a 2.0% position in Utilities stocks versus the benchmark weight of 3.7%. Because this sector was the worst performer in the S&P 1500 Composite Index by a wide margin, our underweight position had a significant positive impact on benchmark-relative performance. With respect to the best and worst pure total return contributors to the Portfolio, the Consumer Discretionary sector was the top performer. The Utilities and Telecommunications Services sectors, while not detracting from Portfolio performance, produced a negligible positive contribution to the Portfolio’s total return.(1)

Drilling down to the stock level, the five best benchmark relative performers were Comcast Corp., Time Warner Cable, Inc., Costco Wholesale Corp., TJX Cos., Inc., and Tesoro Corp. TJX Cos., Inc. and Time Warner Cable, Inc. were also two of the top total return contributors to the Portfolio’s performance. The five stocks that had the most negative benchmark-relative performance were EZCorp, Inc., Dollar Tree, Inc., CSX Corp., CACI International, Inc., and Caterpillar, Inc. EZCorp, Inc., and Dollar Tree, Inc. were also among the largest detractors from Portfolio performance.(1)

In spite of numerous concerns regarding the long term sustainability of low overall interest rates, 2012 turned out to be an extremely strong year for fixed income investors as well. Virtually all segments of the fixed income market produced positive returns during 2012, but the corporate bond segment led the way as investors took advantage of strong corporate balance sheets and record issuance. While the returns in the fixed income market were rather strong, 2012 followed the same risk-on/risk-off pattern that we have seen numerous times over the course of the last few years. Fortunately, we were able to navigate those shifts in sentiment and provide market-beating returns on the fixed income side (as measured by the Barclays Capital U.S. Universal Index) over the year. We began the year with our largest overall corporate bond tilt, with special focus on both the financial and high yield segment of the corporate market. This position contributed to significant out-performance as strong domestic economic growth and relatively benign news out of Europe allowed investors to focus on the fixed income segment’s strong credit fundamentals. Additionally, our large U.S. Treasury underweight proved to be beneficial as yields on the constant maturity 10-year Treasury rose by approximately 33 basis points during the first quarter. After this initial move, our valuations began to point us in a different direction and we increased our overall Treasury exposure and improved the credit quality of the corporate bond segment of the Portfolio. This adjustment allowed us to keep pace with the Barclays Capital U.S. Universal Index benchmark, as overall sentiment shifted in the market place due to increased concerns regarding the European debt crisis and slowing domestic growth and investors placed more of their money in Treasuries and high quality corporate bonds during the second quarter of the year. Finally, the last half of the year saw a slight increase in Treasury

85	(continued)

Ohio National Fund, Inc.	Balanced Portfolio (Continued)

yields while corporate bonds again continued their upward rise. The end result was a solid twelve months of out-performance for the fixed income portion of the Portfolio.(1)

Looking ahead to 2013, we continue to believe there is upside potential in the U.S. equity market. Our valuation model indicates that stocks are undervalued and represent a clear buying opportunity, particularly with Treasury yields remaining at multi-year lows. Using value as our guide, we plan to continue maintaining the Portfolio’s 70% equity and 30% fixed income allocation. Additionally, we plan to take advantage of the option hedging overlay strategy to allow more exposure to the upside opportunities we see within the equity market. With a battle over the debt ceiling looming, volatility might again dominate the first few months of the year. We expect uncertainty to give way to better clarity, however, and we remain optimistic that the volatility that has roiled the market will in time decrease dramatically. Our bottom-up systematic approach to investing suggests that with company profits still rising and bond yields holding at low levels, macro-economic fears are most likely the major factor dampening investor enthusiasm for stocks. We believe, however, that positive company fundamentals will ultimately be recognized and both stocks and corporate bonds will continue their upward trend.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2012.

Portfolio Composition as of December 31, 2012 (1)

% of Net Assets
Common Stocks (3)	68.6
Corporate Bonds (3)	24.4
U.S. Treasury Obligations	4.8
Purchased Options	0.5
Money Market Funds and Other Net Assets	1.7

100.0

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P Composite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P MidCap 400, S&P 500, and the S&P SmallCap 600. It is designed for investors seeking to replicate to the performance of the U.S. equity market or benchmark against a representative universe of tradable stocks. The index presented herein includes the effects of reinvested dividends.

The Barclays Capital U.S. Universal Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index. Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA portion of the Commercial Mortgage-Backed Securities (CMBS) Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield.

Top 10 Portfolio Holdings as of December 31, 2012 (1) (2)

% of Net Assets
1. W.W. Grainger, Inc.	2.1
2. Tractor Supply Co.	1.9
3. Dril-Quip, Inc.	1.9
4. TJX Cos., Inc.	1.9
5. Oceaneering International, Inc.	1.9
6. AMETEK, Inc.	1.8
7. Wells Fargo & Co.	1.7
8. Apple, Inc.	1.6
9. Costco Wholesale Corp.	1.6
10. International Business Machines Corp.	1.6

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors (combined):

% of Net Assets
Consumer Discretionary	17.7
Industrials	15.9
Financials	13.0
Consumer Staples	12.2
Information Technology	10.5
Energy	10.3
Health Care	7.6
Telecommunication Services	2.5
Materials	2.3
Utilities	1.0

93.0

86

Ohio National Fund, Inc.	Balanced Portfolio

Schedule of Investments	December 31, 2012

Common Stocks – 68.6%		Shares	Value
CONSUMER DISCRETIONARY – 13.9%
LKQ Corp. (Distributors)	(a)	16,080	$339,288
Jarden Corp. (Household Durables)		13,010	672,617
DIRECTV (Media)	(a)	8,420	422,347
Time Warner Cable, Inc. (Media)		3,590	348,912
Viacom, Inc. Class B (Media)		9,250	487,845
Walt Disney Co. / The (Media)		21,790	1,084,924
Dollar Tree, Inc. (Multiline Retail)	(a)	12,730	516,329
Nordstrom, Inc. (Multiline Retail)		12,230	654,305
Target Corp. (Multiline Retail)		9,170	542,589
Home Depot, Inc. / The (Specialty Retail)		12,200	754,570
Jos. A Bank Clothiers, Inc. (Specialty Retail)	(a)	3,760	160,101
Tiffany & Co. (Specialty Retail)		11,670	669,158
TJX Cos., Inc. (Specialty Retail)		34,190	1,451,365
Tractor Supply Co. (Specialty Retail)		16,590	1,465,892
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		3,680	189,888
V.F. Corp. (Textiles, Apparel & Luxury Goods)		5,610	846,942
Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)		3,770	154,495

			10,761,567

CONSUMER STAPLES – 7.6%
Costco Wholesale Corp. (Food & Staples Retailing)		12,530	1,237,588
Wal-Mart Stores, Inc. (Food & Staples Retailing)		4,140	282,472
Bunge Ltd. (Food Products)		9,410	684,013
Ingredion, Inc. (Food Products)		9,360	603,065
Nestle SA - ADR (Food Products)		6,230	406,009
Kimberly-Clark Corp. (Household Products)		3,620	305,637
British American Tobacco PLC - ADR (Tobacco)		6,000	607,500
Lorillard, Inc. (Tobacco)		2,570	299,842
Philip Morris International, Inc. (Tobacco)		8,820	737,705
Reynolds American, Inc. (Tobacco)		16,020	663,709

			5,827,540

ENERGY – 9.7%
Atwood Oceanics, Inc. (Energy Equip. & Svs.)	(a)	11,500	526,585
Dril-Quip, Inc. (Energy Equip. & Svs.)	(a)	20,000	1,461,000
National Oilwell Varco, Inc. (Energy Equip. & Svs.)		8,460	578,241
Noble Corp. (Energy Equip. & Svs.)		10,050	349,941
Oceaneering International, Inc. (Energy Equip. & Svs.)		26,940	1,449,103
Energy Transfer Partners LP (Oil, Gas & Consumable Fuels)		15,750	676,147
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		7,020	607,581
Tesoro Corp. (Oil, Gas & Consumable Fuels)		20,750	914,037
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		26,220	894,626

			7,457,261

FINANCIALS – 7.1%
Franklin Resources, Inc. (Capital Markets)		3,470	436,179
Northern Trust Corp. (Capital Markets)		17,480	876,797
Waddell & Reed Financial, Inc. Class A (Capital Markets)		13,900	483,998
U.S. Bancorp (Commercial Banks)		25,000	798,500
Wells Fargo & Co. (Commercial Banks)		38,160	1,304,309
American Express Co. (Consumer Finance)		17,500	1,005,900
World Acceptance Corp. (Consumer Finance)	(a)	2,840	211,750
JPMorgan Chase & Co. (Diversified Financial Svs.)		7,390	324,938

			5,442,371

HEALTH CARE – 4.5%
Amgen, Inc. (Biotechnology)		4,510	389,303
Celgene Corp. (Biotechnology)	(a)	2,260	177,907
Abbott Laboratories (Health Care Equip. & Supplies)		5,010	328,155
Covidien PLC (Health Care Equip. & Supplies)		4,130	238,466
Stryker Corp. (Health Care Equip. & Supplies)		4,500	246,690
Express Scripts Holding Co. (Health Care Providers & Svs.)	(a)	8,790	474,660
McKesson Corp. (Health Care Providers & Svs.)		4,380	424,685
Johnson & Johnson (Pharmaceuticals)		3,860	270,586
Pfizer, Inc. (Pharmaceuticals)		7,270	182,332
Watson Pharmaceuticals, Inc. (Pharmaceuticals)	(a)	8,900	765,400

			3,498,184

87	(continued)

Ohio National Fund, Inc.	Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2012

Common Stocks (Continued)				Shares	Value
INDUSTRIALS – 13.6%
General Dynamics Corp. (Aerospace & Defense)				11,630	$805,610
United Technologies Corp. (Aerospace & Defense)				6,480	531,425
Healthcare Services Group, Inc. (Commercial Svs. & Supplies)				24,000	557,520
Fluor Corp. (Construction & Engineering)				20,000	1,174,800
AMETEK, Inc. (Electrical Equip.)				37,440	1,406,621
Eaton Corp PLC (Electrical Equip.)				6,290	340,918
Hubbell, Inc. Class B (Electrical Equip.)				1,580	133,715
Danaher Corp. (Industrial Conglomerates)				4,420	247,078
Caterpillar, Inc. (Machinery)				5,070	454,171
Crane Co. (Machinery)				12,000	555,360
Dover Corp. (Machinery)				5,230	343,663
Canadian National Railway Co. (Road & Rail)				4,140	376,781
Union Pacific Corp. (Road & Rail)				7,030	883,812
Fastenal Co. (Trading Companies & Distributors)				22,400	1,045,856
W.W. Grainger, Inc. (Trading Companies & Distributors)				8,090	1,637,173

					10,494,503

INFORMATION TECHNOLOGY – 8.9%
Apple, Inc. (Computers & Peripherals)				2,350	1,252,621
EMC Corp. (Computers & Peripherals)	(a)			14,180	358,754
Google, Inc. Class A (Internet Software & Svs.)	(a)			500	354,685
Accenture PLC Class A (IT Svs.)				7,760	516,040
Automatic Data Processing, Inc. (IT Svs.)				3,820	217,778
CACI International, Inc. Class A (IT Svs.)	(a)			3,960	217,919
Cognizant Technology Solutions Corp. Class A (IT Svs.)	(a)			7,370	545,749
International Business Machines Corp. (IT Svs.)				6,310	1,208,680
Mastercard, Inc. Class A (IT Svs.)				1,910	938,345
Visa, Inc. (IT Svs.)				5,570	844,301
Microsoft Corp. (Software)				14,870	397,475

					6,852,347

MATERIALS – 1.1%
Ecolab, Inc. (Chemicals)				6,090	437,871
Praxair, Inc. (Chemicals)				3,900	426,855

					864,726

TELECOMMUNICATION SERVICES – 1.5%
AT&T, Inc. (Diversified Telecom. Svs.)				9,720	327,661
Verizon Communications, Inc. (Diversified Telecom. Svs.)				19,600	848,092

					1,175,753

UTILITIES – 0.7%
Southern Co. / The (Electric Utilities)				8,970	384,006
American Water Works Co., Inc. (Water Utilities)				4,910	182,308

					566,314

Total Common Stocks (Cost $50,385,599)					$52,940,566

Corporate Bonds – 24.4%		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 3.8%
Jarden Corp. (Household Durables)		7.500%	01/15/2020	$200,000	$220,500
Toll Brothers Finance Corp. (Household Durables)		6.750%	11/01/2019	100,000	119,285
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. (Media)		2.400%	03/15/2017	300,000	307,503
DISH DBS Corp. (Media)		7.125%	02/01/2016	300,000	337,500
Dollar General Corp. (Multiline Retail)		4.125%	07/15/2017	300,000	316,500
J.C. Penney Corp., Inc. (Multiline Retail)		7.950%	04/01/2017	25,300	24,414
J.C. Penney Corp., Inc. (Multiline Retail)		5.750%	02/15/2018	200,000	177,000
Target Corp. (Multiline Retail)		3.875%	07/15/2020	300,000	336,589
AutoNation, Inc. (Specialty Retail)		5.500%	02/01/2020	200,000	215,750
Gap, Inc. / The (Specialty Retail)		5.950%	04/12/2021	500,000	572,436
Limited Brands, Inc. (Specialty Retail)		5.625%	02/15/2022	150,000	163,875
Limited Brands, Inc. (Specialty Retail)		6.950%	03/01/2033	150,000	153,375

					2,944,727

CONSUMER STAPLES – 4.6%
Coca-Cola Co. / The (Beverages)		4.875%	03/15/2019	150,000	179,029
Coca-Cola Co. / The (Beverages)		3.300%	09/01/2021	500,000	551,656
Constellation Brands, Inc. (Beverages)		7.250%	09/01/2016	200,000	232,000
PepsiCo, Inc. (Beverages)		5.000%	06/01/2018	150,000	178,053
PepsiCo, Inc. (Beverages)		3.125%	11/01/2020	500,000	536,246

88	(continued)

Ohio National Fund, Inc.	Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2012

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
CONSUMER STAPLES (continued)
Wal-Mart Stores, Inc. (Food & Staples Retailing)		7.550%	02/15/2030	$200,000	$294,445
Wal-Mart Stores, Inc. (Food & Staples Retailing)		3.250%	10/25/2020	300,000	326,875
Wal-Mart Stores, Inc. (Food & Staples Retailing)		4.250%	04/15/2021	100,000	116,224
Wal-Mart Stores, Inc. (Food & Staples Retailing)		4.125%	02/01/2019	100,000	113,852
Dean Holding Co. (Food Products)		6.900%	10/15/2017	50,000	54,750
Kellogg Co. (Food Products)		4.000%	12/15/2020	100,000	111,478
Central Garden and Pet Co. (Household Products)		8.250%	03/01/2018	50,000	53,125
Energizer Holdings, Inc. (Household Products)		4.700%	05/24/2022	200,000	214,344
Altria Group, Inc. (Tobacco)		9.950%	11/10/2038	50,000	82,433
Altria Group, Inc. (Tobacco)		9.250%	08/06/2019	51,000	70,989
Altria Group, Inc. (Tobacco)		4.125%	09/11/2015	300,000	325,818
Lorillard Tobacco Co. (Tobacco)		6.875%	05/01/2020	100,000	121,967

					3,563,284

ENERGY – 0.6%
Petrobras International Finance Co. – Pifco (Oil, Gas & Consumable Fuels)		7.750%	09/15/2014	50,000	55,375
Tesoro Corp. (Oil, Gas & Consumable Fuels)		4.250%	10/01/2017	400,000	416,000

					471,375

FINANCIALS – 5.9%
Merrill Lynch & Co., Inc. (Capital Markets)		5.450%	02/05/2013	150,000	150,655
Morgan Stanley (Capital Markets)	(b)	0.820%	10/15/2015	300,000	290,889
Morgan Stanley (Capital Markets)	(c)	3.500%	10/15/2020	50,000	50,037
Morgan Stanley (Capital Markets)	(b)	0.651%	01/09/2014	400,000	397,276
CIT Group, Inc. (Commercial Banks)		5.000%	08/15/2022	200,000	214,045
Wachovia Corp. (Commercial Banks)	(b)	0.578%	06/15/2017	200,000	195,513
Wells Fargo & Co. (Commercial Banks)	(b)	0.513%	10/28/2015	300,000	297,534
Wells Fargo Bank NA (Commercial Banks)	(b)	0.520%	05/16/2016	100,000	97,956
Ford Motor Credit Co. LLC (Consumer Finance)		8.000%	06/01/2014	100,000	109,076
Bank of America NA (Diversified Financial Svs.)	(b)	0.608%	06/15/2017	50,000	46,393
Citigroup, Inc. (Diversified Financial Svs.)		5.125%	05/05/2014	1,000	1,054
General Electric Capital Corp. (Diversified Financial Svs.)		4.750%	09/15/2014	200,000	213,606
General Electric Capital Corp. (Diversified Financial Svs.)	(b)	0.480%	02/15/2017	300,000	292,153
JPMorgan Chase Bank NA (Diversified Financial Svs.)	(b)	0.639%	06/13/2016	250,000	243,247
American International Group, Inc. (Insurance)		4.250%	05/15/2013	100,000	101,252
Berkshire Hathaway Finance Corp. (Insurance)		5.400%	05/15/2018	300,000	361,155
Berkshire Hathaway Finance Corp. (Insurance)		3.000%	05/15/2022	300,000	312,835
Berkshire Hathaway Finance Corp. (Insurance)		4.250%	01/15/2021	150,000	172,231
Berkshire Hathaway, Inc. (Insurance)		3.400%	01/31/2022	200,000	215,627
HCP, Inc. (Real Estate Investment Trusts)		6.700%	01/30/2018	200,000	241,398
Health Care REIT, Inc. (Real Estate Investment Trusts)		4.125%	04/01/2019	150,000	161,459
Ventas Realty LP l Corp. (Real Estate Investment Trusts)		4.000%	04/30/2019	150,000	161,337
Vornado Realty LP (Real Estate Investment Trusts)		4.250%	04/01/2015	200,000	211,503

					4,538,231

HEALTH CARE – 3.1%
Gilead Sciences, Inc. (Biotechnology)		4.400%	12/01/2021	200,000	228,176
Medco Health Solutions, Inc. (Health Care Providers & Svs.)		2.750%	09/15/2015	150,000	156,447
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		4.500%	03/01/2021	200,000	226,152
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		3.200%	03/01/2016	200,000	212,504
Endo Health Solutions, Inc. (Pharmaceuticals)		7.000%	07/15/2019	200,000	214,250
Hospira, Inc. (Pharmaceuticals)		6.050%	03/30/2017	50,000	58,086
Johnson & Johnson (Pharmaceuticals)		2.950%	09/01/2020	300,000	324,694
Johnson & Johnson (Pharmaceuticals)		5.550%	08/15/2017	400,000	482,934
Merck & Co., Inc. (Pharmaceuticals)		6.000%	09/15/2017	200,000	245,291
Novartis Capital Corp. (Pharmaceuticals)		4.400%	04/24/2020	200,000	233,443

					2,381,977

INDUSTRIALS – 2.3%
Lockheed Martin Corp. (Aerospace & Defense)		4.250%	11/15/2019	200,000	225,663
Lockheed Martin Corp. (Aerospace & Defense)		2.125%	09/15/2016	300,000	311,017
TransDigm, Inc. (Aerospace & Defense)		7.750%	12/15/2018	200,000	222,250
United Parcel Service, Inc. (Air Freight & Logistics)		5.125%	04/01/2019	500,000	608,477
Pitney Bowes, Inc. (Commercial Svs. & Supplies)		5.750%	09/15/2017	200,000	213,972
Valmont Industries, Inc. (Machinery)		6.625%	04/20/2020	150,000	176,721

					1,758,100

INFORMATION TECHNOLOGY – 1.6%
Google, Inc. (Internet Software & Svs.)		3.625%	05/19/2021	300,000	334,119
Fiserv, Inc. (IT Svs.)		3.500%	10/01/2022	300,000	305,712

89	(continued)

Ohio National Fund, Inc.	Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2012

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
INFORMATION TECHNOLOGY (continued)
Microsoft Corp. (Software)		4.200%	06/01/2019	$500,000	$576,765

					1,216,596

MATERIALS – 1.2%
Ecolab, Inc. (Chemicals)		4.350%	12/08/2021	200,000	223,420
Ball Corp. (Containers & Packaging)		5.000%	03/15/2022	200,000	215,000
AngloGold Ashanti Holdings PLC (Metals & Mining)		5.375%	04/15/2020	100,000	103,274
Reliance Steel & Aluminum Co. (Metals & Mining)		6.200%	11/15/2016	200,000	227,906
Southern Copper Corp. (Metals & Mining)		5.375%	04/16/2020	150,000	172,741

					942,341

TELECOMMUNICATION SERVICES – 1.0%
AT&T, Inc. (Diversified Telecom. Svs.)		5.800%	02/15/2019	200,000	245,549
Telefonica Emisiones SAU (Diversified Telecom. Svs.)		6.421%	06/20/2016	200,000	221,800
Windstream Corp. (Diversified Telecom. Svs.)		8.125%	08/01/2013	50,000	52,125
Comcast Cable Communications Holdings, Inc. (Wireless Telecom. Svs.)		9.455%	11/15/2022	150,000	226,958

					746,432

UTILITIES – 0.3%
Entergy Corp. (Electric Utilities)		3.625%	09/15/2015	50,000	52,354
AmeriGas Finance LLC / AmeriGas Finance Corp. (Gas Utilities)		7.000%	05/20/2022	150,000	167,625

					219,979

Total Corporate Bonds (Cost $18,606,396)					$18,783,042

U.S. Treasury Obligations – 4.8%		Rate	Maturity	Face Amount	Value
U.S. Treasury Note		3.250%	03/31/2017	$800,000	$889,625
U.S. Treasury Note		0.625%	08/31/2017	800,000	799,125
U.S. Treasury Note		1.250%	01/31/2019	700,000	712,305
U.S. Treasury Note		2.625%	11/15/2020	400,000	438,656
U.S. Treasury Note		2.125%	08/15/2021	300,000	315,141
U.S. Treasury Note		2.000%	02/15/2022	500,000	516,602

Total U.S. Treasury Obligations (Cost $3,653,585)					$3,671,454

Purchased Options – 0.5%				Contracts (d)	Value
S&P 500 Index Put Option Expiration: February 2013, Exercise Price: $1,375.00				210	$401,100

Total Purchased Options (Cost $418,606)					$401,100

Money Market Funds – 1.2%				Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I				966,000	$966,000

Total Money Market Funds (Cost $966,000)					$966,000

Total Investments – 99.5% (Cost $74,030,186)	(e)				$76,762,162
Other Assets in Excess of Liabilities – 0.5%					374,765

Net Assets – 100.0%					$77,136,927

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Securities are variable rate instruments in which the coupon rates are adjusted quarterly or semi-annually in concert with U.S. LIBOR. Interest rates stated are those in effect at December 31, 2012.

(c)	Security was initially issued at one coupon rate, but the coupon rate is scheduled to be updated at later specified dates. The coupon rate shown is the rate that is in effect at December 31, 2012.

(d)	100 shares per contract.

(e)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

90

Ohio National Fund, Inc.	Income Opportunity Portfolio

Objective/Strategy

The Income Opportunity Portfolio seeks modest capital appreciation and maximization of realized gains by investing in equity securities traded in the U.S.

Performance as of December 31, 2012

Average Annual Total Returns:
One year	7.34%
Five years	0.38%
Since inception (5/1/04)	2.82%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2012, the Income Opportunity Portfolio returned 7.34% versus 16.17% for the current benchmark, the S&P Composite 1500 Index.

As we entered 2012, we saw significant upside potential in the U.S. equity market. Our valuation model indicated that stocks were poised for a strong rally that would be a continuation of the bull market that began off the March 2009 low. This bullish position proved advantageous with equities as the S&P 1500 Composite Index rose 16.17% for the year. The rally, however, was not without significant volatility. Macro-economic concerns, including speculation about what steps the Federal Reserve was or was not going to take with regard to monetary policy, worries over the prospect of a significant rise in inflation, uncertainty about the U.S. presidential election, and ongoing concern about resolution of the debt crisis in the EuroZone were catalysts for the wild swings in the equity market.

By way of summarizing the turbulent market action, the S&P 500 Price Index started the year at 1257 and rallied sharply to 1419 in early April for a gain of 12.9%. It then plunged to 1278 in early June before rallying back to 1465 in mid-September, its highest level since the March 2009 rally began and just 6.4% below the October 2007 high reached before the housing bubble burst. The market then spiraled downward again to 1353 by mid-November before it rallied into the end of the year, closing at 1426. Start to finish, in 2012, the market returned a healthy double digit gain for those who had the mettle to ride through the turbulence. The Portfolio’s systematic, disciplined approach to bottom-up value investing was the guide to riding through the “risk on / risk-off” trading environment that dominated the year. We kept cash levels to a minimum, staying fully invested with the belief that investors would recognize the value that our model indicated existed in the equity market. Although we did not capture all of the positive return of the S&P 1500 Composite Index benchmark, we steadfastly continued to follow our methodology, ultimately working to our investors’ collective benefit. The option hedge overlay that is utilized to dampen volatility and provide some downside protection also limits upside potential. During 2012, a year in which the market performed exceedingly well, the option overlay eliminated a significant portion of the benchmark return. The Portfolio’s beta over the period was about 0.73. Its standard deviation was 11.9 versus the benchmark’s 15.6.(1)

Turning to the Portfolio’s sector and industry active tilts, the two largest overweight sector positions were Consumer Discretionary and Industrials. The Consumer Discretionary sector had an average weight of about 15.8% in the Portfolio versus 11.4% in the benchmark. The Industrials sector comprised approximately 15.4% of the Portfolio versus the benchmark weight of about 11.0%. While the overweight position in the Consumer Discretionary sector negatively impacted relative performance, the heavy tilt toward the Industrials sector had a positive benchmark-relative impact. The tilt towards Industrials stocks, however, did not perform as well as the overweight in Consumer Discretionary stocks, yielding an overall net negative impact on benchmark-relative performance from these two sectors. From a pure contribution level, however, the Industrials and Consumer Discretionary sectors were the best contributors to Portfolio performance while the Utilities sector was the largest detractor.(1)

The two most significant sector underweight tilts were in the Financials and Telecommunication Services sectors. The Financials sector of the Portfolio comprised approximately 10.1% on average for the year versus 15.4% for the benchmark. The sector was among the leading performers over the period, resulting in negative benchmark-relative performance. The Portfolio did not have a position in the Telecommunication Services sector which comprised about 2.8% of the benchmark and also performed well relative to other sectors in the benchmark, detracting from relative performance.(1)

Drilling down to the security level, the five best benchmark-relative performers were Lincare Holdings, Inc., Lowe’s Cos., Inc., TJX Cos., Inc., Amgen, Inc., and Valero Energy Corp. TJX Cos., Inc. and Lowe’s Cos., Inc. were also two of the top contributors to the Portfolio’s performance. The five stocks that had the most negative benchmark relative performance were CSX Corp., Helmerich & Payne, Inc., EZCorp, Inc., Jos. A. Bank Clothiers, Inc., and International Business Machines Corp. EZCorp, Inc. and Helmerich & Payne, Inc. were also among the largest detractors from Portfolio performance.(1)

Looking ahead to 2013, we continue to believe there is upside potential in the U.S. equity market. Our valuation model indicates that stocks are undervalued and represent a clear buying opportunity, particularly with Treasury yields remaining at multi-year lows. With the battle over the debt ceiling looming, volatility might again dominate the first few months of the year. We expect uncertainty to give way to better clarity, however, and we remain optimistic that the volatility that has roiled the market will in time decrease dramatically. Our bottom-up, systematic approach to investing suggests that with company profits still rising and bond yields holding at low levels, macro-economic fears are most likely the major factor dampening investor enthusiasm for stocks. We believe, however, that positive company fundamentals will ultimately be recognized and stocks will continue their upward trend.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2012.

91	(continued)

Ohio National Fund, Inc.	Income Opportunity Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P Composite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P 400 MidCap, S&P 500, and the S&P SmallCap 600. It is designed for investors seeking to replicate the performance of the U.S. equity market or benchmark against a representative universe of tradable stocks. The index presented herein includes the effects of reinvested dividends.

Portfolio Composition as of December 31, 2012 (1)

% of Net Assets
Common Stocks (3)	101.7
Purchased Options	0.6
Less Net Liabilities	(2.3)

100.0

Top 10 Portfolio Holdings as of December 31, 2012 (1) (2)

% of Net Assets
1. Apple, Inc.	5.1
2. International Business Machines Corp.	4.3
3. TJX Cos., Inc.	3.7
4. Walt Disney Co. / The	2.9
5. Amgen, Inc.	2.8
6. Tractor Supply Co.	2.5
7. Union Pacific Corp.	2.4
8. Dover Corp.	2.4
9. Accenture PLC Class A	2.3
10. AMETEK, Inc.	2.3

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Consumer Discretionary	20.9
Information Technology	20.2
Industrials	15.3
Health Care	11.0
Energy	10.9
Consumer Staples	10.7
Financials	9.0
Materials	2.4
Utilities	1.3

101.7

92

Ohio National Fund, Inc.	Income Opportunity Portfolio

Schedule of Investments	December 31, 2012

Common Stocks – 101.7%		Shares	Value
CONSUMER DISCRETIONARY – 20.9%
Genuine Parts Co. (Distributors)		1,400	$ 89,012
Jarden Corp. (Household Durables)		2,700	139,590
DIRECTV (Media)	(a)	1,500	75,240
Walt Disney Co. / The (Media)		5,400	268,866
Dollar Tree, Inc. (Multiline Retail)	(a)	1,100	44,616
Nordstrom, Inc. (Multiline Retail)		2,600	139,100
Target Corp. (Multiline Retail)		3,200	189,344
Jos. A Bank Clothiers, Inc. (Specialty Retail)	(a)	2,250	95,805
Tiffany & Co. (Specialty Retail)		2,900	166,286
TJX Cos., Inc. (Specialty Retail)		8,300	352,335
Tractor Supply Co. (Specialty Retail)		2,700	238,572
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		600	30,960
V.F. Corp. (Textiles, Apparel & Luxury Goods)		900	135,873

			1,965,599

CONSUMER STAPLES – 10.7%
Costco Wholesale Corp. (Food & Staples Retailing)		2,100	207,417
Wal-Mart Stores, Inc. (Food & Staples Retailing)		2,100	143,283
Archer-Daniels-Midland Co. (Food Products)		2,600	71,214
Ingredion, Inc. (Food Products)		2,200	141,746
Kimberly-Clark Corp. (Household Products)		2,000	168,860
Philip Morris International, Inc. (Tobacco)		1,900	158,916
Reynolds American, Inc. (Tobacco)		2,900	120,147

			1,011,583

ENERGY – 10.9%
Dril-Quip, Inc. (Energy Equip. & Svs.)	(a)	1,500	109,575
National Oilwell Varco, Inc. (Energy Equip. & Svs.)		2,900	198,215
Oceaneering International, Inc. (Energy Equip. & Svs.)		3,000	161,370
Chevron Corp. (Oil, Gas & Consumable Fuels)		700	75,698
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		1,200	103,860
Tesoro Corp. (Oil, Gas & Consumable Fuels)		4,900	215,845
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		4,700	160,364

			1,024,927

FINANCIALS – 9.0%
Franklin Resources, Inc. (Capital Markets)		600	75,420
Northern Trust Corp. (Capital Markets)		2,200	110,352
Waddell & Reed Financial, Inc. Class A (Capital Markets)		2,200	76,604
BB&T Corp. (Commercial Banks)		1,300	37,843
M&T Bank Corp. (Commercial Banks)		500	49,235
U.S. Bancorp (Commercial Banks)		3,000	95,820
Wells Fargo & Co. (Commercial Banks)		5,500	187,990
World Acceptance Corp. (Consumer Finance)	(a)	1,100	82,016
JPMorgan Chase & Co. (Diversified Financial Svs.)		3,100	136,307

			851,587

HEALTH CARE – 11.0%
Amgen, Inc. (Biotechnology)		3,100	267,592
Celgene Corp. (Biotechnology)	(a)	1,200	94,464
Abbott Laboratories (Health Care Equip. & Supplies)		3,100	203,050
Varian Medical Systems, Inc. (Health Care Equip. & Supplies)	(a)	900	63,216

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
Express Scripts Holding Co. (Health Care Providers & Svs.)	(a)	1,500	$ 81,000
Laboratory Corp. of America Holdings (Health Care Providers & Svs.)	(a)	600	51,972
McKesson Corp. (Health Care Providers & Svs.)		1,500	145,440
Watson Pharmaceuticals, Inc. (Pharmaceuticals)	(a)	1,500	129,000

			1,035,734

INDUSTRIALS – 15.3%
United Technologies Corp. (Aerospace & Defense)		1,400	114,814
Delta Air Lines, Inc. (Airlines)	(a)	5,300	62,911
Fluor Corp. (Construction & Engineering)		3,000	176,220
AMETEK, Inc. (Electrical Equip.)		5,800	217,906
3M Co. (Industrial Conglomerates)		800	74,280
Danaher Corp. (Industrial Conglomerates)		1,000	55,900
Caterpillar, Inc. (Machinery)		1,800	161,244
Dover Corp. (Machinery)		3,400	223,414
Parker Hannifin Corp. (Machinery)		1,500	127,590
Union Pacific Corp. (Road & Rail)		1,800	226,296

			1,440,575

INFORMATION TECHNOLOGY – 20.2%
Apple, Inc. (Computers & Peripherals)		900	479,727
Google, Inc. Class A (Internet Software & Svs.)	(a)	200	141,874
Accenture PLC Class A (IT Svs.)		3,300	219,450
Automatic Data Processing, Inc. (IT Svs.)		2,700	153,927
Cognizant Technology Solutions Corp. Class A (IT Svs.)	(a)	1,400	103,670
International Business Machines Corp. (IT Svs.)		2,100	402,255
Mastercard, Inc. Class A (IT Svs.)		400	196,512
Intel Corp. (Semiconductors & Equip.)		3,800	78,394
Microsoft Corp. (Software)		4,600	122,958

			1,898,767

MATERIALS – 2.4%
Air Products & Chemicals, Inc. (Chemicals)		900	75,618
Praxair, Inc. (Chemicals)		1,400	153,230

			228,848

UTILITIES – 1.3%
Southern Co. / The (Electric Utilities)		2,900	124,149

Total Common Stocks (Cost $8,255,243)			$9,581,769

Purchased Options – 0.6%		Contracts (b)	Value
S&P 500 Index Put Option Expiration: February 2013, Exercise Price: $1,375.00		30	$ 57,300

Total Purchased Options (Cost $59,801)			$ 57,300

Total Investments – 102.3% (Cost $8,315,044)	(c)		$9,639,069
Liabilities in Excess of Other Assets – (2.3)%			(214,573)

Net Assets – 100.0%			$9,424,496

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	100 shares per contract.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

93

Ohio National Fund, Inc.	Target VIP Portfolio

Objective/Strategy

The Target VIP Portfolio seeks an above average total return by investing in the common stocks of companies which are identified by a model that applies separate uniquely specialized strategies.

Performance as of December 31, 2012

Average Annual Total Returns:
One year	15.24%
Five years	-2.46%
Since inception (11/2/05)	1.18%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2012, the Target VIP Portfolio returned 15.24% versus 16.42% for the current benchmark, the Russell 3000 Index.

The year started with a strong first quarter, which saw U.S. equities post their best first quarter since 1998. Gains were fueled by growth in corporate profits, continued accommodative policy by the Federal Reserve, and generally strong economic data. Data turned more mixed and anxieties returned about the European debt situation in the second quarter and equities gave up some of their gains. Profit growth estimates also started to recede as the Chinese economy cooled and political events in both Europe and the U.S. conspired to send equities lower. Equity markets rebounded in the third quarter as Europe announced a plan to contain its debt situation and the Federal Reserve announced further stimulus measures. Corporate profit growth and analyst earnings per share estimates steadily fell throughout the second half of the year. The final quarter of the year saw modest equity losses as the fiscal cliff fight in Washington dominated the headlines, especially in December. Investors and businesses were content to sit on the sidelines and wait for more clarity on the tax front before committing aggressively to the market or spending.

The Portfolio had its annual rebalance in early January 2012. Though the selection process for the underlying strategies did not change, there were changes in the sector exposures as a result of the rebalance. The rebalance resulted in a reduction in the overweight positions in Consumer Discretionary and Information Technology stocks, while Energy and Health Care went from underweight to roughly neutral with the benchmark.(1)

Stock selection in the Telecommunication Services sector was the biggest detractor from relative performance. The Portfolio held several European telecommunications companies as part of the European 20 strategy that were responsible for the relative under-performance in Telecommunication Services. An overweight position in the sector, which was a top three sector in the benchmark, helped mitigate some of the relative under-performance. An underweight position in Financials also detracted from relative performance as the sector was the top performer in the benchmark for 2012.(1)

Stock selection in the Health Care sector was the biggest contributor to relative performance. Strong performance from several biotech holdings (Gilead Sciences, Inc., Amgen, Inc., and Biogen Idec, Inc.) were largely responsible for the strong performance in the Portfolio’s Health Care holdings. Stock selection in the Energy sector, led by top performing Delek U.S. Holdings, Inc. and Alon U.S.A. Energy, Inc., also contributed positively to overall performance. A significant overweight in Consumer Discretionary stocks also boosted relative performance as the sector was the second best performer in the benchmark for the year.(1)

The Portfolio’s best performers were Delek U.S. Holdings, Inc., 8x8, Inc., Alon U.S.A. Energy, Inc., Seagate Technology PLC, and Gilead Sciences, Inc. The worst performers were Apollo Group, Inc., Body Central Corp., Royal KPN NV, Ceva, Inc. and Keynote Systems, Inc. The Portfolio’s top contributors to performance were The Home Depot, Inc., Apple, Inc., Gilead Sciences, Inc., The Walt Disney Co., and Pfizer, Inc. The top detractors from performance were Royal KPN NV, Apollo Group, Inc., Intel Corp., Humana, Inc., and Nokia OYJ.(1)

As we look to 2013, equities remain attractive, especially relative to other asset classes. Trading could be volatile in the first quarter as delayed action by Congress regarding the debt ceiling, federal spending, and sequestration will have to be dealt with in the coming months. While few expect a grand bargain that will put the country on a sustainable fiscal path, progress in dealing with our deficit would lay the ground work for positive equity performance for the remainder of the year. As always, we remain consistent in the application of the six strategies underlying the Portfolio. The result is a Portfolio with broad exposures across the size and sector spectrum, which provides diversification along with upside potential.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2012.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The index presented includes the effects of reinvested dividends.

94	(continued)

Ohio National Fund, Inc.	Target VIP Portfolio (Continued)

Portfolio Composition as of December 31, 2012 (1)

% of Net Assets
Common Stocks (3)	98.3
Money Market Funds and Other Net Assets	1.7

100.0

Top 10 Portfolio Holdings as of December 31, 2012 (1) (2)

% of Net Assets
1. Walt Disney Co. / The	4.4
2. Home Depot, Inc. / The	4.3
3. Chevron Corp.	4.1
4. Microsoft Corp.	3.9
5. Pfizer, Inc.	3.8
6. Apple, Inc.	3.8
7. Exxon Mobil Corp.	3.4
8. Intel Corp.	3.3
9. Gilead Sciences, Inc.	2.6
10. BCE, Inc.	2.4

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	20.9
Consumer Discretionary	19.9
Health Care	12.7
Energy	10.5
Financials	8.9
Telecommunication Services	8.7
Utilities	6.0
Industrials	4.9
Consumer Staples	4.1
Materials	1.7

98.3

95

Ohio National Fund, Inc.	Target VIP Portfolio

Schedule of Investments	December 31, 2012

Common Stocks – 98.3%		Shares	Value
CONSUMER DISCRETIONARY – 19.9%
Standard Motor Products, Inc. (Auto Components)		1,954	$43,418
Apollo Group, Inc. Class A (Diversified Consumer Svs.)	(a)	2,632	55,061
Buffalo Wild Wings, Inc. (Hotels, Restaurants & Leisure)	(a)	1,747	127,217
Caribou Coffee Co., Inc. (Hotels, Restaurants & Leisure)	(a)	1,966	31,830
Papa John’s International, Inc. (Hotels, Restaurants & Leisure)	(a)	2,294	126,032
Red Robin Gourmet Burgers, Inc. (Hotels, Restaurants & Leisure)	(a)	1,391	49,088
Starbucks Corp. (Hotels, Restaurants & Leisure)		4,206	225,526
Mattel, Inc. (Leisure Equip. & Products)		7,708	282,267
DISH Network Corp. Class A (Media)		3,394	123,542
Sinclair Broadcast Group, Inc. Class A (Media)		4,865	61,396
Walt Disney Co. / The (Media)		18,614	926,791
Dollar Tree, Inc. (Multiline Retail)	(a)	4,746	192,498
Macy’s, Inc. (Multiline Retail)		6,688	260,966
Advance Auto Parts, Inc. (Specialty Retail)		1,216	87,978
AutoZone, Inc. (Specialty Retail)	(a)	508	180,050
Bed Bath & Beyond, Inc. (Specialty Retail)	(a)	1,561	87,275
Body Central Corp. (Specialty Retail)	(a)	1,520	15,139
Genesco, Inc. (Specialty Retail)	(a)	640	35,200
Home Depot, Inc. / The (Specialty Retail)		14,560	900,536
Lithia Motors, Inc. Class A (Specialty Retail)		2,122	79,405
PetSmart, Inc. (Specialty Retail)		1,844	126,019
Ross Stores, Inc. (Specialty Retail)		1,555	84,203
Sonic Automotive, Inc. Class A (Specialty Retail)		2,708	56,570
True Religion Apparel, Inc. (Textiles, Apparel & Luxury Goods)		2,413	61,338

			4,219,345

CONSUMER STAPLES – 4.1%
Coca-Cola Co. / The (Beverages)		6,400	232,000
Monster Beverage Corp. (Beverages)	(a)	1,064	56,264
Casey’s General Stores, Inc. (Food & Staples Retailing)		777	41,259
B&G Foods, Inc. (Food Products)		4,441	125,725
Smithfield Foods, Inc. (Food Products)	(a)	2,756	59,447
Elizabeth Arden, Inc. (Personal Products)	(a)	2,769	124,633
Lorillard, Inc. (Tobacco)		253	29,517
Philip Morris International, Inc. (Tobacco)		2,464	206,089

			874,934

ENERGY – 10.5%
Halliburton Co. (Energy Equip. & Svs.)		1,738	60,291
Helmerich & Payne, Inc. (Energy Equip. & Svs.)		313	17,531
Newpark Resources, Inc. (Energy Equip. & Svs.)	(a)	8,574	67,306
Alon U.S.A. Energy, Inc. (Oil, Gas & Consumable Fuels)		5,163	93,399
Approach Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	3,105	77,656
Chevron Corp. (Oil, Gas & Consumable Fuels)		8,041	869,554
Delek U.S. Holdings, Inc. (Oil, Gas & Consumable Fuels)		5,432	137,538
Eni SpA – ADR (Oil, Gas & Consumable Fuels)		3,891	191,204
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		8,232	712,480

			2,226,959

FINANCIALS – 8.9%
Banco Santander SA – ADR (Commercial Banks)		21,406	174,887
Bank of the Ozarks, Inc. (Commercial Banks)		3,246	108,644
BNP Paribas SA – ADR (Commercial Banks)		8,177	238,850
Texas Capital Bancshares, Inc. (Commercial Banks)	(a)	3,457	154,943
World Acceptance Corp. (Consumer Finance)	(a)	1,390	103,638
MarketAxess Holdings, Inc. (Diversified Financial Svs.)		3,356	118,467
AXA SA – ADR (Insurance)		12,471	227,222
Chubb Corp. / The (Insurance)		3,202	241,175
Marsh & McLennan Cos., Inc. (Insurance)		6,187	213,266

Common Stocks (Continued)		Shares	Value
FINANCIALS (continued)
Muenchener Rueckversicherungs AG – ADR (Insurance)		13,146	$237,022
Torchmark Corp. (Insurance)		1,296	66,964

			1,885,078

HEALTH CARE – 12.7%
Amgen, Inc. (Biotechnology)		3,817	329,483
Biogen Idec, Inc. (Biotechnology)	(a)	1,419	208,125
Gilead Sciences, Inc. (Biotechnology)	(a)	7,621	559,762
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	238	116,708
Air Methods Corp. (Health Care Providers & Svs.)		3,597	132,693
Humana, Inc. (Health Care Providers & Svs.)		2,569	176,310
PharMerica Corp. (Health Care Providers & Svs.)	(a)	2,776	39,530
Cambrex Corp. (Life Sciences Tools & Svs.)	(a)	5,497	62,556
AstraZeneca PLC – ADR (Pharmaceuticals)		3,490	164,972
Forest Laboratories, Inc. (Pharmaceuticals)	(a)	1,395	49,271
Hi-Tech Pharmacal Co., Inc. (Pharmaceuticals)		1,212	42,396
Pfizer, Inc. (Pharmaceuticals)		32,333	810,912

			2,692,718

INDUSTRIALS – 4.9%
General Dynamics Corp. (Aerospace & Defense)		1,592	110,278
Triumph Group, Inc. (Aerospace & Defense)		674	44,012
Alaska Air Group, Inc. (Airlines)	(a)	1,055	45,460
Cintas Corp. (Commercial Svs. & Supplies)		763	31,207
3M Co. (Industrial Conglomerates)		3,002	278,736
Colfax Corp. (Machinery)	(a)	4,158	167,775
Sauer-Danfoss, Inc. (Machinery)		1,099	58,654
Kirby Corp. (Marine)	(a)	961	59,476
Advisory Board Co. / The (Professional Svs.)	(a)	3,103	145,189
Fastenal Co. (Trading Companies & Distributors)		1,919	89,598

			1,030,385

INFORMATION TECHNOLOGY – 20.9%
Nokia OYJ – ADR (Communications Equip.)		33,569	132,598
Riverbed Technology, Inc. (Communications Equip.)	(a)	592	11,668
Apple, Inc. (Computers & Peripherals)		1,518	809,140
Seagate Technology PLC (Computers & Peripherals)		7,480	227,990
FARO Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a)	1,580	56,374
OSI Systems, Inc. (Electronic Equip., Instr. & Comp.)	(a)	1,871	119,819
PC Connection, Inc. (Electronic Equip., Instr. & Comp.)		3,536	40,664
Zygo Corp. (Electronic Equip., Instr. & Comp.)	(a)	2,324	36,487
Dealertrack Technologies, Inc. (Internet Software & Svs.)	(a)	3,880	111,434
Keynote Systems, Inc. (Internet Software & Svs.)		1,646	23,192
NIC, Inc. (Internet Software & Svs.)		6,000	98,040
Cardtronics, Inc. (IT Svs.)	(a)	4,133	98,117
Heartland Payment Systems, Inc. (IT Svs.)		3,692	108,914
International Business Machines Corp. (IT Svs.)		2,041	390,954
Mastercard, Inc. Class A (IT Svs.)		227	111,521
NeuStar, Inc. Class A (IT Svs.)	(a)	1,171	49,100
Ceva, Inc. (Semiconductors & Equip.)	(a)	2,209	34,792
Intel Corp. (Semiconductors & Equip.)		34,024	701,915
KLA-Tencor Corp. (Semiconductors & Equip.)		1,022	48,811
Nanometrics, Inc. (Semiconductors & Equip.)	(a)	2,127	30,671
BroadSoft, Inc. (Software)	(a)	2,626	95,403
Microsoft Corp. (Software)		30,613	818,285
Sourcefire, Inc. (Software)	(a)	2,684	126,738
Tyler Technologies, Inc. (Software)	(a)	2,776	134,469

			4,417,096

MATERIALS – 1.7%
CF Industries Holdings, Inc. (Chemicals)		1,041	211,490
Buckeye Technologies, Inc. (Paper & Forest Products)		3,627	104,131
Schweitzer-Mauduit International, Inc. (Paper & Forest Products)		1,201	46,875

			362,496

96	(continued)

Ohio National Fund, Inc.	Target VIP Portfolio (Continued)

Schedule of Investments	December 31, 2012

Common Stocks (Continued)		Shares	Value
TELECOMMUNICATION SERVICES – 8.7%
8x8, Inc. (Diversified Telecom. Svs.)	(a)	6,781	$50,112
BCE, Inc. (Diversified Telecom. Svs.)		11,911	511,458
BT Group PLC – ADR (Diversified Telecom. Svs.)		11,881	451,834
Deutsche Telekom AG – ADR (Diversified Telecom. Svs.)		14,046	159,591
France Telecom SA – ADR (Diversified Telecom. Svs.)		10,289	113,693
Koninklijke KPN NV – ADR (Diversified Telecom. Svs.)		13,411	66,787
Swisscom AG – ADR (Diversified Telecom. Svs.)		4,297	185,845
Telefonica SA – ADR (Diversified Telecom. Svs.)		9,616	129,720
Vivendi SA – ADR (Diversified Telecom. Svs.)		7,571	172,694

			1,841,734

UTILITIES – 6.0%
Electricite de France SA – ADR (Electric Utilities)		33,359	123,762
Enel SpA – ADR (Electric Utilities)		40,433	167,393
Southern Co. / The (Electric Utilities)		1,601	68,539
SSE PLC – ADR (Electric Utilities)		8,070	187,708
Dominion Resources, Inc. (Multi-Utilities)		1,091	56,514

Common Stocks (Continued)		Shares	Value
UTILITIES (continued)
E.ON SE – ADR (Multi-Utilities)		7,486	$140,625
GDF Suez – ADR (Multi-Utilities)		5,896	124,052
National Grid PLC – ADR (Multi-Utilities)		3,293	189,150
RWE AG – ADR (Multi-Utilities)		4,642	193,293
Wisconsin Energy Corp. (Multi-Utilities)		609	22,442

			1,273,478

Total Common Stocks (Cost $18,662,773)			$20,824,223

Money Market Funds – 1.3%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		275,000	$275,000

Total Money Market Funds (Cost $275,000)			$275,000

Total Investments – 99.6% (Cost $18,937,773)	(b)		$21,099,223
Other Assets in Excess of Liabilities – 0.4%			83,119

Net Assets – 100.0%			$21,182,342

Percentages are stated as a percent of net assets.

Abbreviations:

ADR:  American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

97

Ohio National Fund, Inc.	Target Equity/Income Portfolio

Objective/Strategy

The Target Equity/Income Portfolio seeks an above average total return by adhering to a disciplined, quantitative investment process that incorporates two distinct strategy methodologies.

Performance as of December 31, 2012

Average Annual Total Returns:
One year	11.08%
Five years	-5.57%
Since inception (11/2/05)	-1.18%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2012, the Target Equity/Income Portfolio returned 11.08% versus 16.42% for the current benchmark, the Russell 3000 Index.

The year started with a strong first quarter, which saw U.S. equities post their best first quarter since 1998. Gains were fueled by growth in corporate profits, continued accommodative policy by the Federal Reserve, and generally strong economic data. Data turned more mixed and anxieties returned about the European debt situation in the second quarter and equities gave up some of their gains. Profit growth estimates also started to recede as the Chinese economy cooled and political events in both Europe and the U.S. conspired to send equities lower. Equity markets rebounded in the third quarter as Europe announced a plan to contain its debt situation and the Federal Reserve announced further stimulus measures. Corporate profit growth and analyst earnings per share estimates steadily fell throughout the second half of the year. The final quarter of the year saw modest equity losses as the fiscal cliff fight in Washington dominated the headlines, especially in December. Investors and businesses were content to sit on the sidelines and wait for more clarity on the tax front before committing aggressively to the market or spending.

The Portfolio had its annual rebalance in early January 2012. Though the selection process for the two underlying strategies did not change, there were changes in the sector exposures as a result of the rebalance. The rebalance resulted in a significant reduction in the overweight positions in Consumer Discretionary and Utilities stocks, while Energy, Financials, Materials, and Health Care all gained exposure in the Portfolio.(1)

Most of the relative under-performance in 2012 came from holdings of the Dow Target Dividend strategy within the Portfolio. The strategy provided all of the Financials exposure within the Portfolio, and that sector was the biggest detractor from relative performance. The Portfolio’s holdings in small to mid-sized banks underperformed over the period. The strategy also provided the Portfolio’s overweight exposure to Utilities. While stock selection in the sector was positive, the overweight position led to under-performance as the sector lagged the broader market. Stock selection in the Health Care and Industrials sectors also dragged down relative performance.(1)

The Information Technology sector was the largest contributor to relative performance for the year. Strong stock selection, led by Seagate Technology PLC, produced the positive performance. An underweight position in the sector also contributed as the sector lagged the broader market. Stock selection in the Consumer Discretionary sector also added to relative performance during the year.(1)

The Portfolio’s best performers were Seagate Technology PLC, Cambrex Corp., Sauer-Danfoss, Inc., Sonic Automotive, Inc., and PetSmart, Inc. The worst performers were ACCO Brands Corp., R.R. Donnelley & Sons Co., Humana, Inc., Smithfield Foods, Inc., and Zygo Corp. The Portfolio’s top contributors to performance were Seagate Technology PLC, BT Group PLC, Sempra Energy, CF Industries Holdings, Inc., and Mattel, Inc. The top detractors from performance were Humana, Inc., R.R. Donnelley & Sons Co., First Niagara Financial Group, Inc., FirstMerit Corp., and Smithfield Foods, Inc.(1)

As we look to 2013, equities remain attractive, especially relative to other asset classes. Trading could be volatile in the first quarter as delayed action by Congress regarding the debt ceiling, federal spending, and sequestration will now have to be dealt with in the coming months. While few expect a grand bargain that will put the country on a sustainable fiscal path, progress in dealing with our deficit would lay the ground work for positive equity performance for the remainder of the year. The Portfolio remains consistent in its application of the two strategies underlying the Portfolio. The result is a Portfolio with balanced exposure to both dividend paying stocks and growth companies.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2012.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The index presented includes the effects of reinvested dividends.

98	(continued)

Ohio National Fund, Inc.	Target Equity/Income Portfolio (Continued)

Portfolio Composition as of December 31, 2012 (1)

% of Net Assets
Common Stocks (3)	97.9
Money Market Funds and
Other Net Assets	2.1

100.0

Top 10 Portfolio Holdings as of December 31, 2012 (1) (2)

% of Net Assets
1. Chevron Corp.	11.8
2. BCE, Inc.	6.2
3. BT Group PLC - ADR	5.4
4. Macy’s, Inc.	3.7
5. Seagate Technology PLC	3.2
6. Sempra Energy	3.0
7. CF Industries Holdings, Inc.	2.9
8. Mattel, Inc.	2.7
9. Pfizer, Inc.	2.7
10. BB&T Corp.	2.7

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Utilities	14.7
Financials	13.9
Consumer Discretionary	12.9
Energy	11.8
Telecommunication Services	11.5
Materials	11.2
Industrials	9.6
Health Care	6.0
Information Technology	4.9
Consumer Staples	1.4

97.9

99

Ohio National Fund, Inc.	Target Equity/Income Portfolio

Schedule of Investments	December 31, 2012

Common Stocks – 97.9%		Shares	Value
CONSUMER DISCRETIONARY – 12.9%
Standard Motor Products, Inc. (Auto Components)		5,729	$127,298
Mattel, Inc. (Leisure Equip. & Products)		16,354	598,884
DISH Network Corp. Class A (Media)		10,290	374,556
Macy’s, Inc. (Multiline Retail)		20,528	801,003
Advance Auto Parts, Inc. (Specialty Retail)		3,681	266,320
Genesco, Inc. (Specialty Retail)	(a)	1,881	103,455
PetSmart, Inc. (Specialty Retail)		5,594	382,294
Sonic Automotive, Inc. Class A (Specialty Retail)		7,942	165,908

			2,819,718

CONSUMER STAPLES – 1.4%
Casey’s General Stores, Inc. (Food & Staples Retailing)		2,278	120,962
Smithfield Foods, Inc. (Food Products)	(a)	8,278	178,556

			299,518

ENERGY – 11.8%
Chevron Corp. (Oil, Gas & Consumable Fuels)		24,011	2,596,550

			2,596,550

FINANCIALS – 13.9%
BB&T Corp. (Commercial Banks)		20,293	590,729
First Niagara Financial Group, Inc. (Commercial Banks)		59,015	467,989
FirstMerit Corp. (Commercial Banks)		33,656	477,579
FNB Corp. (Commercial Banks)		45,221	480,247
Astoria Financial Corp. (Thrifts & Mortgage Finance)		59,630	558,137
People’s United Financial, Inc. (Thrifts & Mortgage Finance)		39,860	481,907

			3,056,588

HEALTH CARE – 6.0%
Humana, Inc. (Health Care Providers & Svs.)		7,886	541,216
Cambrex Corp. (Life Sciences Tools & Svs.)	(a)	16,133	183,594
Pfizer, Inc. (Pharmaceuticals)		23,704	594,496

			1,319,306

INDUSTRIALS – 9.6%
Northrop Grumman Corp. (Aerospace & Defense)		8,738	590,514
Triumph Group, Inc. (Aerospace & Defense)		1,973	128,837
Alaska Air Group, Inc. (Airlines)	(a)	3,094	133,320
ACCO Brands Corp. (Commercial Svs. & Supplies)	(a)	5,742	42,146
Republic Services, Inc. (Commercial Svs. & Supplies)		18,646	546,887
R.R. Donnelley & Sons Co. (Commercial Svs. & Supplies)		35,637	320,733
Sauer-Danfoss, Inc. (Machinery)		3,224	172,065

Common Stocks (Continued)		Shares	Value
INDUSTRIALS (continued)
Kirby Corp. (Marine)	(a)	2,879	$178,181

			2,112,683

INFORMATION TECHNOLOGY – 4.9%
Seagate Technology PLC (Computers & Peripherals)		22,768	693,969
PC Connection, Inc. (Electronic Equip., Instr. & Comp.)		10,375	119,313
Zygo Corp. (Electronic Equip., Instr. & Comp.)	(a)	6,817	107,027
NeuStar, Inc. Class A (IT Svs.)	(a)	3,433	143,946

			1,064,255

MATERIALS – 11.2%
CF Industries Holdings, Inc. (Chemicals)		3,182	646,455
Olin Corp. (Chemicals)		26,017	561,707
Commercial Metals Co. (Metals & Mining)		37,290	554,129
MeadWestvaco Corp. (Paper & Forest Products)		17,137	546,156
Schweitzer-Mauduit International, Inc. (Paper & Forest Products)		3,524	137,542

			2,445,989

TELECOMMUNICATION SERVICES – 11.5%
BCE, Inc. (Diversified Telecom. Svs.)		31,498	1,352,524
BT Group PLC – ADR (Diversified Telecom. Svs.)		30,989	1,178,512

			2,531,036

UTILITIES – 14.7%
American Electric Power Co., Inc. (Electric Utilities)		12,388	528,720
PPL Corp. (Electric Utilities)		17,297	495,213
Avista Corp. (Multi-Utilities)		19,770	476,655
DTE Energy Co. (Multi-Utilities)		9,353	561,648
Integrys Energy Group, Inc. (Multi-Utilities)		9,464	494,210
Sempra Energy (Multi-Utilities)		9,298	659,600

			3,216,046

Total Common Stocks (Cost $20,052,700)			$21,461,689

Money Market Funds – 1.9%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		430,000	$430,000

Total Money Market Funds (Cost $430,000)			$430,000

Total Investments – 99.8% (Cost $20,482,700)	(b)		$21,891,689
Other Assets in Excess of Liabilities – 0.2%			34,814

Net Assets – 100.0%			$21,926,503

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

100

Ohio National Fund, Inc.	Bristol Growth Portfolio

Objective/Strategy

The Bristol Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

Performance as of December 31, 2012

Average Annual Total Returns:
One year	11.20%
Five years	0.82%
Since inception (5/1/07)	1.32%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2012, the Bristol Growth Portfolio returned 11.20% versus 15.26% for the current benchmark, the Russell 1000 Growth Index.

The fourth quarter concluded a year that saw the S&P 500 Index offer the largest broad market annual return since 2009 versus a return of only 2.11% for 2011. It was far from a steady positive return throughout the year. The Portfolio experienced a very strong first quarter, a weak second quarter, a strong third quarter, and a weak fourth quarter. The fourth quarter was not without its dramas: a closely fought presidential campaign with dramatically different economic philosophies, and a largely self-created “fiscal cliff” that saw some form of resolution only after the close of trading on the last day of the year.

The Portfolio’s best performers for the year were Lowe’s Cos., Inc., Hanesbrands, Inc., Snap-On, Inc., Pentair Ltd., and Hartford Financial Services Group, Inc. The Portfolio’s worst performers were Forest Oil Corp., Abercrombie & Fitch Co., Facebook, Inc., Kronos Worldwide, Inc., and Vertex Pharmaceuticals, Inc. The top contributors to performance were Apple, Inc., Snap-On, Inc., Pentair Ltd., Lowe’s Cos., Inc., and Monsanto Co. The top detractors from performance were Forest Oil Corp., Abercrombie & Fitch Co., Facebook, Inc., Vertex Pharmaceuticals, Inc., and Las Vegas Sands Corp.(1)

The largest detractors from relative performance were stock selections in the Health Care and Information Technology sectors. At an individual stock level, detractors from performance during the year included Forest Oil Corp., a Denver-based energy company that suffered from steep declines in its natural gas prices, lost 83 basis points. Abercrombie & Fitch Co. suffered from two earnings resets and lost 82 basis points. Facebook, Inc. although not bought at the initial public offering price, lost 71 basis points. Vertex Pharmaceuticals, Inc. reflected the usual volatility in its sector and lost 52 basis points and Las Vegas Sands Corp. lost 45 basis points following the economic slow down in China and reduction in gaming revenues.(1)

The top contributor to the Portfolio’s performance was Apple, Inc., which fought off the challenges of competing products and contributed 162 basis points. Snap-On, Inc. offered an increased dividend and strong fundamentals and contributed 90 basis points.

Pentair Ltd., a pool supplier, guided higher for 2013 and had a favorable market response to its merger with Tyco, contributing 89 basis points. Lowe’s Cos., Inc. added 82 basis points, reflecting a perceived bottom in the real estate market. Lastly, Monsanto Co., with the prospect of a third straight year of earnings growth, added 77 basis points.(1)

During the year, we added to our already over-weighted Industrials, which went from 21.4% to 24.6% (versus the benchmark’s 12.7% weighting). Materials were increased to 4.8% from 2.0%. These changes reflect our continuing belief in a recovery. Finally, we lowered our exposure to Financials to a near market weight of 4.5% from 8.5% (versus the benchmark’s 4.6% weighting) in the face of impending banking settlements over mortgages.(1)

Looking to 2013, there are plenty of overseas worries about the deteriorating situation in Iran and Syria, constitutional challenges in Egypt, and possible conflicts between Japan and China over historical claims for a few rocky islands that promise vast mineral rights. However, concerns over the European Union debt problems are much less of a threat and China manufacturing expansion is back on track. Back home, there are the continuing indications of growth in the domestic economy, with real estate viewed by many as having bottomed and the positive long term prospect of cheap U.S. shale oil energy for domestic manufacturers. Bernanke’s printing of money has stabilized the equity markets, although the stimulus may end this year and interest rates may rise. Our long term commitment to the Financials sector may be rewarded with wider spreads and life insurance companies could benefit with higher bond returns. As the domestic economy shakes off the problems of the past four years, there is a likelihood of stronger markets in 2013 and 2014.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2012.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 1000 Growth Index is a market-capitalization weighted index of those firms in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. The index presented herein includes the effects of requested dividends.

101	(continued)

Ohio National Fund, Inc.	Bristol Growth Portfolio (Continued)

Portfolio Composition as of December 31, 2012 (1)

% of Net Assets
Common Stocks (3)	96.5
Money Market Funds and Other Net Assets	3.5

100.0

Top 10 Portfolio Holdings as of December 31,
2012 (1) (2)

% of Net Assets
1. Google, Inc. Class A	3.0
2. Apple, Inc.	2.9
3. QUALCOMM, Inc.	2.5
4. Oracle Corp.	2.4
5. Hertz Global Holdings, Inc.	2.3
6. Eaton Corp. PLC	2.3
7. Snap-On, Inc.	2.2
8. Monsanto Co.	2.1
9. TIBCO Software, Inc.	2.0
10. EMC Corp.	2.0

102

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	31.9
Industrials	23.8
Consumer Discretionary	15.0
Health Care	7.2
Consumer Staples	5.2
Materials	4.6
Financials	4.4
Energy	3.5
Telecommunication Services	0.9

96.5

Ohio National Fund, Inc.	Bristol Growth Portfolio

Schedule of Investments	December 31, 2012

Common Stocks – 96.5%		Shares	Value
CONSUMER DISCRETIONARY – 15.0%
Starbucks Corp. (Hotels, Restaurants & Leisure)		21,700	$1,163,554
CBS Corp. Class B (Media)		23,500	894,175
Walt Disney Co. / The (Media)		42,100	2,096,159
Macy’s, Inc. (Multiline Retail)		18,400	717,968
Target Corp. (Multiline Retail)		31,300	1,852,021
AutoZone, Inc. (Specialty Retail)	(a)	4,000	1,417,720
Lowe’s Cos., Inc. (Specialty Retail)		43,700	1,552,224
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)	(a)	59,200	2,120,544
Michael Kors Holdings Ltd. (Textiles, Apparel & Luxury Goods)	(a)	20,200	1,030,806
Under Armour, Inc. Class A (Textiles, Apparel & Luxury Goods)	(a)	40,000	1,941,200
Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)		34,500	1,413,810

			16,200,181

CONSUMER STAPLES – 5.2%
Beam, Inc. (Beverages)		17,500	1,069,075
Constellation Brands, Inc. Class A (Beverages)	(a)	28,700	1,015,693
PepsiCo, Inc. (Beverages)		22,200	1,519,146
Campbell Soup Co. (Food Products)		56,900	1,985,241

			5,589,155

ENERGY – 3.5%
Schlumberger Ltd. (Energy Equip. & Svs.)		28,800	1,995,552
Whiting Petroleum Corp. (Oil, Gas & Consumable Fuels)	(a)	41,700	1,808,529

			3,804,081

FINANCIALS – 4.4%
Citigroup, Inc. (Diversified Financial Svs.)		37,900	1,499,324
Hartford Financial Services Group, Inc. (Insurance)		70,800	1,588,752
Lincoln National Corp. (Insurance)		62,700	1,623,930

			4,712,006

HEALTH CARE – 7.2%
Amarin Corp. PLC – ADR (Biotechnology)	(a)	153,800	1,244,242
Ariad Pharmaceuticals, Inc. (Biotechnology)	(a)	72,600	1,392,468
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	36,100	1,514,034
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		38,300	2,077,392
Pfizer, Inc. (Pharmaceuticals)		61,100	1,532,388

			7,760,524

INDUSTRIALS – 23.8%
Honeywell International, Inc. (Aerospace & Defense)		33,000	2,094,510
United Technologies Corp. (Aerospace & Defense)		25,200	2,066,652
FedEx Corp. (Air Freight & Logistics)		22,500	2,063,700
Delta Air Lines, Inc. (Airlines)	(a)	178,100	2,114,047
Quanta Services, Inc. (Construction & Engineering)	(a)	39,400	1,075,226
Eaton Corp. PLC (Electrical Equip.)		45,900	2,487,780

Common Stocks (Continued)		Shares	Value
INDUSTRIALS (continued)
Danaher Corp. (Industrial Conglomerates)		35,700	$1,995,630
General Electric Co. (Industrial Conglomerates)		48,000	1,007,520
Deere & Co. (Machinery)		14,037	1,213,078
Pentair Ltd. (Machinery)		43,100	2,118,365
Snap-On, Inc. (Machinery)		30,500	2,409,195
Stanley Black & Decker, Inc. (Machinery)		5,000	369,850
Xylem, Inc. (Machinery)		78,400	2,124,640
Hertz Global Holdings, Inc. (Road & Rail)	(a)	155,800	2,534,866

			25,675,059

INFORMATION TECHNOLOGY – 31.9%
F5 Networks, Inc. (Communications Equip.)	(a)	19,600	1,904,140
QUALCOMM, Inc. (Communications Equip.)		42,900	2,660,658
Apple, Inc. (Computers & Peripherals)		5,900	3,144,877
EMC Corp. (Computers & Peripherals)	(a)	84,800	2,145,440
eBay, Inc. (Internet Software & Svs.)	(a)	34,400	1,755,088
Facebook, Inc. Class A (Internet Software & Svs.)	(a)	73,000	1,943,990
Google, Inc. Class A (Internet Software & Svs.)	(a)	4,610	3,270,196
Accenture PLC Class A (IT Svs.)		16,900	1,123,850
International Business Machines Corp. (IT Svs.)		7,100	1,360,005
Altera Corp. (Semiconductors & Equip.)		60,400	2,080,176
Avago Technologies Ltd. (Semiconductors & Equip.)		61,600	1,950,256
Xilinx, Inc. (Semiconductors & Equip.)		58,700	2,107,330
Citrix Systems, Inc. (Software)	(a)	31,900	2,097,425
Microsoft Corp. (Software)		77,269	2,065,400
Oracle Corp. (Software)		79,200	2,638,944
TIBCO Software, Inc. (Software)	(a)	100,600	2,214,206

			34,461,981

MATERIALS – 4.6%
E.I. du Pont de Nemours & Co. (Chemicals)		46,900	2,109,093
Monsanto Co. (Chemicals)		23,400	2,214,810
Freeport-McMoRan Copper & Gold, Inc. (Metals & Mining)		19,500	666,900

			4,990,803

TELECOMMUNICATION SERVICES – 0.9%
Verizon Communications, Inc. (Diversified Telecom. Svs.)		23,500	1,016,845

Total Common Stocks (Cost $98,842,888)			$104,210,635

Money Market Funds – 1.6%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		1,744,000	$1,744,000

Total Money Market Funds (Cost $1,744,000)			$1,744,000

Total Investments – 98.1% (Cost $100,586,888)	(b)		$105,954,635
Other Assets in Excess of Liabilities – 1.9%			2,078,504

Net Assets – 100.0%			$108,033,139

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

103

Ohio National Fund, Inc.

Statements of Assets and Liabilities	December 31, 2012

	Equity Portfolio	Money Market Portfolio	Bond Portfolio	Omni Portfolio	International Portfolio	Capital Appreciation Portfolio	Millennium Portfolio	International Small-Mid Company Portfolio
Assets:
Investments in securities, at value*	$185,992,088	$214,227,894	$170,137,932	$32,980,676	$184,293,269	$115,955,385	$34,210,831	$64,682,785
Cash	145,417	43,959,992	503	618	—	380	564	—
Foreign currencies, at value**	—	—	—	—	15,454	—	—	3,332
Receivable for securities sold	294,452	—	—	524,959	—	618,653	433,443	—
Variation margin receivable from broker	—	—	—	—	21	—	—	—
Due from adviser	—	49,787	—	—	—	—	—	—
Receivable for fund shares sold	447,841	1,905,656	949,328	64,665	393,508	299,283	28,338	49,860
Dividends and accrued interest receivable	151,836	2,456	1,676,821	105,732	117,953	54,424	61	45,330
Foreign tax reclaim receivable	—	—	—	—	33,681	—	—	30,570
Prepaid expenses and other assets	2,355	1,086	643	425	2,210	1,440	470	760
Net unrealized apppreciation on foreign currency contracts	—	—	—	—	749,359	—	—	—

Total assets	187,033,989	260,146,871	172,765,227	33,677,075	185,605,455	116,929,565	34,673,707	64,812,637

Liabilities:
Payable for securities purchased	—	—	—	380,479	—	274,122	442,260	86,419
Payable for fund shares redeemed	358,631	1,457,394	475,014	61,684	5,089,054	891,709	84,829	148,971
Payable for investment management services	124,195	53,859	81,235	16,915	127,954	77,483	22,999	54,411
Accrued custody expense	1,153	1,167	659	442	20,718	560	541	5,059
Accrued professional fees	9,042	9,042	9,042	9,042	9,042	9,042	9,042	9,042
Accrued accounting fees	4,839	6,805	6,405	2,218	244	3,260	1,304	2,250
Accrued printing and filing fees	8,846	12,392	8,422	1,606	8,804	5,530	1,649	3,134
Withholding tax payable	—	—	—	—	5,507	—	—	20,760

Total liabilities	506,706	1,540,659	580,777	472,386	5,261,323	1,261,706	562,624	330,046

Net assets	$186,527,283	$258,606,212	$172,184,450	$33,204,689	$180,344,132	$115,667,859	$34,111,083	$64,482,591

Net assets consist of:
Par value, $1 per share	$8,659,520	$25,860,634	$11,425,351	$1,974,055	$14,536,896	$4,959,168	$1,449,857	$2,741,195
Paid-in capital in excess of par value	263,004,519	232,745,578	153,313,226	33,576,678	215,569,356	107,491,611	37,836,421	59,151,819
Accumulated net realized gain (loss) on investments	(109,908,148)	—	(13,095,188)	(4,436,618)	(92,070,009)	(10,000,640)	(7,258,311)	(12,434,368)
Net unrealized appreciation (depreciation) on:
Investments	24,404,184	—	14,784,981	1,981,554	36,716,589	13,134,370	2,083,116	14,718,957
Foreign currency contracts	—	—	—	—	749,359	—	—	—
Futures contracts	—	—	—	—	(15,998)	—	—	—
Other foreign currency related transactions	—	—	—	—	287	—	—	(19,362)
Undistributed net investment income (loss)	367,208	—	5,756,080	109,020	4,857,652	83,350	—	324,350

Net assets	$186,527,283	$258,606,212	$172,184,450	$33,204,689	$180,344,132	$115,667,859	$34,111,083	$64,482,591

* Investments in securities, at cost	$161,587,904	$214,227,894	$155,352,951	$30,999,122	$147,576,680	$102,821,015	$32,127,715	$49,963,828

** Foreign currencies, at cost	$—	$—	$—	$—	$15,513	$—	$—	$3,327

Shares outstanding	8,659,520	25,860,634	11,425,351	1,974,055	14,536,896	4,959,168	1,449,857	2,741,195

Authorized Fund shares allocated to Portfolio	30,000,000	80,000,000	30,000,000	10,000,000	45,000,000	15,000,000	10,000,000	10,000,000

Net asset value per share	$21.54	$10.00	$15.07	$16.82	$12.41	$23.32	$23.53	$23.52

The accompanying notes are an integral part of these financial statements.

104

Ohio National Fund, Inc.

Statements of Assets and Liabilities	December 31, 2012

	Aggressive Growth Portfolio	Small Cap Growth Portfolio	Mid Cap Opportunity Portfolio	S&P 500® Index Portfolio	Strategic Value Portfolio	High Income Bond Portfolio	Capital Growth Portfolio	Nasdaq-100® Index Portfolio
Assets:
Investments in securities, at value*	$33,182,034	$35,043,492	$67,412,503	$207,804,819	$259,834,646	$308,247,934	$55,799,816	$67,684,982
Cash	480	106	134	202,181	442	6,827	44,148	—
Receivable for securities sold	—	—	—	29,729	—	—	28,394	314,403
Receivable for fund shares sold	15,378	10,620	137,940	188,409	7,354,944	326,074	21,937	850,055
Dividends and accrued interest receivable	7,731	8,545	8,511	276,695	1,400,937	5,686,839	25,932	30,801
Foreign tax reclaim receivable	2,371	—	—	153	—	—	—	—
Prepaid expenses and other assets	363	429	802	2,356	848	1,090	679	788

Total assets	33,208,357	35,063,192	67,559,890	208,504,342	268,591,817	314,268,764	55,920,906	68,881,029

Liabilities:
Cash overdraft	—	—	—	—	—	—	—	186,638
Payable for securities purchased	—	1,350	101,354	—	—	—	638,409	—
Payable for fund shares redeemed	28,807	38,316	333,626	630,531	184,680	2,137,035	112,439	114,229
Payable for investment management services	22,272	26,214	48,222	65,672	160,165	178,031	41,267	22,993
Accrued custody expense	571	1,289	702	1,512	1,373	1,304	557	443
Accrued professional fees	9,042	9,042	9,042	9,367	12,335	9,042	9,042	9,042
Accrued accounting fees	1,393	1,331	2,106	6,856	6,780	13,214	1,850	2,212
Accrued printing and filing fees	1,591	1,671	3,232	9,884	12,641	15,201	2,607	3,269
Withholding tax payable	—	—	—	—	50,133	—	—	—

Total liabilities ...	63,676	79,213	498,284	723,822	428,107	2,353,827	806,171	338,826

Net assets	$33,144,681	$34,983,979	$67,061,606	$207,780,520	$268,163,710	$311,914,937	$55,114,735	$68,542,203

Net assets consist of:
Par value, $1 per share	$3,485,972	$2,244,195	$3,145,041	$13,774,474	$24,191,137	$21,030,762	$1,793,261	$10,007,317
Paid-in capital in excess of par value	22,780,430	25,078,012	79,088,807	150,170,982	246,094,234	248,766,439	40,180,446	41,195,771
Accumulated net realized gain (loss) on investments	(930,973)	5,557,796	(24,793,903)	(3,032,894)	(6,057,062)	4,698,612	3,682,277	(320,562)
Net unrealized appreciation (depreciation) on:
Investments	7,706,033	2,103,976	9,621,661	46,123,786	1,680,092	16,141,992	9,458,751	17,463,457
Foreign currency related transactions	41	—	—	—	6,441	—	—	—
Undistributed net investment income (loss)	103,178	—	—	744,172	2,248,868	21,277,132	—	196,220

Net assets	$33,144,681	$34,983,979	$67,061,606	$207,780,520	$268,163,710	$311,914,937	$55,114,735	$68,542,203

* Investments in securities, at cost	$25,476,001	$32,939,516	$57,790,842	$161,681,033	$258,154,554	$292,105,942	$46,341,065	$50,221,525

Shares outstanding	3,485,972	2,244,195	3,145,041	13,774,474	24,191,137	21,030,762	1,793,261	10,007,317

Authorized Fund shares allocated to Portfolio	10,000,000	10,000,000	10,000,000	35,000,000	10,000,000	60,000,000	10,000,000	25,000,000

Net asset value per share	$9.51	$15.59	$21.32	$15.08	$11.09	$14.83	$30.73	$6.85

The accompanying notes are an integral part of these financial statements.

105

Ohio National Fund, Inc.

Statements of Assets and Liabilities	December 31, 2012

	Bristol Portfolio	Bryton Growth Portfolio	U.S. Equity Portfolio	Balanced Portfolio	Income Opportunity Portfolio	Target VIP Portfolio	Target Equity/Income Portfolio	Bristol Growth Portfolio
Assets:
Investments in securities, at value*	$203,608,235	$155,307,940	$15,602,309	$76,762,162	$9,639,069	$21,099,223	$21,891,689	$105,954,635
Cash	691	657	—	—	—	826	675	928
Receivable for securities sold	3,735,790	1,247,712	—	—	—	77,961	—	1,590,239
Receivable for fund shares sold	978,299	2,428,578	47,232	288,374	28,119	6,956	24,468	2,220,872
Dividends and accrued interest receivable	83,852	17,054	6,955	258,947	10,884	28,595	62,745	37,184
Foreign tax reclaim receivable	—	—	1,847	425	—	4,999	—	—
Prepaid expenses and other assets	2,395	1,867	183	294	138	276	285	1,265

Total assets	208,409,262	159,003,808	15,658,526	77,310,202	9,678,210	21,218,836	21,979,862	109,805,123

Liabilities:
Cash overdraft	—	—	38,426	87,739	222,506	—	—	—
Payable for securities purchased	3,144,596	1,136,688	—	—	—	—	—	1,628,798
Payable for fund shares redeemed	206,675	81,655	37,467	29,677	14,395	12,302	28,331	54,238
Payable for investment management services	129,004	106,788	9,745	39,400	6,466	10,735	11,096	71,102
Accrued custody expense	1,076	1,318	75	573	137	472	224	722
Accrued professional fees	9,042	9,042	9,042	9,042	9,042	9,042	9,042	9,042
Accrued accounting fees	5,305	4,210	743	3,279	701	1,152	911	2,971
Accrued printing and filing fees	9,818	7,583	731	3,330	467	1,013	1,036	5,111
Withholding tax payable	—	—	—	235	—	1,778	2,719	—

Total liabilities	3,505,516	1,347,284	96,229	173,275	253,714	36,494	53,359	1,771,984

Net assets	$204,903,746	$157,656,524	$15,562,297	$77,136,927	$9,424,496	$21,182,342	$21,926,503	$108,033,139

Net assets consist of:
Par value, $1 per share	$15,746,101	$11,509,029	$1,360,936	$4,893,685	$740,338	$2,096,542	$2,681,061	$10,134,287
Paid-in capital in excess of par value	171,396,317	134,588,724	17,796,595	69,189,012	7,416,071	23,248,866	33,035,225	86,098,954
Accumulated net realized gain (loss) on investments	6,765,180	11,296,773	(5,766,338)	(329,680)	(175,697)	(6,404,320)	(15,314,959)	6,210,552
Net unrealized appreciation (depreciation) on:
Investments	10,560,138	271,837	2,148,659	2,731,976	1,324,025	2,161,450	1,408,989	5,367,747
Foreign currency related transactions	—	—	—	(4)	—	—	—	—
Undistributed net investment income (loss)	436,010	(9,839)	22,445	651,938	119,759	79,804	116,187	221,599

Net assets	$204,903,746	$157,656,524	$15,562,297	$77,136,927	$9,424,496	$21,182,342	$21,926,503	$108,033,139

* Investments in securities, at cost	$193,048,097	$155,036,103	$13,453,650	$74,030,186	$8,315,044	$18,937,773	$20,482,700	$100,586,888

Shares outstanding	15,746,101	11,509,029	1,360,936	4,893,685	740,338	2,096,542	2,681,061	10,134,287

Authorized Fund shares allocated to Portfolio	40,000,000	35,000,000	10,000,000	10,000,000	10,000,000	10,000,000	10,000,000	25,000,000

Net asset value per share	$13.01	$13.70	$11.43	$15.76	$12.73	$10.10	$8.18	$10.66

The accompanying notes are an integral part of these financial statements.

106

Ohio National Fund, Inc.

Statements of Operations	For the Year Ended December 31, 2012

	Equity Portfolio	Money Market Portfolio	Bond Portfolio	Omni Portfolio	International Portfolio	Capital Appreciation Portfolio	Millennium Portfolio	International Small-Mid Company Portfolio
Investment income:
Interest	$1,235	$222,773	$6,875,464	$404,015	$163	$8,773	$1,010	$—
Dividends, net of taxes withheld*	4,613,023	—	—	385,725	4,806,669	1,797,504	189,358	1,156,587

Total investment income	4,614,258	222,773	6,875,464	789,740	4,806,832	1,806,277	190,368	1,156,587

Expenses:
Management fees	1,496,004	699,656	944,829	206,512	1,490,415	919,974	293,781	624,354
Custodian fees	13,666	14,001	8,397	5,722	176,121	7,917	6,610	55,989
Directors’ fees	21,031	28,781	18,867	3,847	20,034	12,925	4,082	6,997
Professional fees	25,968	30,729	23,947	14,864	25,355	20,665	15,019	16,853
Accounting fees	61,760	84,975	78,226	26,443	66,431	41,325	16,992	26,458
Printing and filing fees	40,339	47,244	32,057	8,301	35,018	23,418	9,116	13,596
Compliance expense	10,583	10,583	10,583	10,583	10,583	10,583	10,583	10,583
Other	7,287	4,482	2,478	1,341	8,145	4,367	1,433	2,519

Total expenses	1,676,638	920,451	1,119,384	277,613	1,832,102	1,041,174	357,616	757,349

Less expenses reduced or reimbursed by adviser	—	(697,678)	—	—	—	—	—	—

Net expenses	1,676,638	222,773	1,119,384	277,613	1,832,102	1,041,174	357,616	757,349

Net investment income (loss)	2,937,620	—	5,756,080	512,127	2,974,730	765,103	(167,248)	399,238

Realized/unrealized gain (loss) on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions:
Net realized gain (loss) on:
Investments	15,135,180	—	1,428,098	1,090,841	5,503,639	7,245,366	4,063,768	1,300,902
Futures contracts	—	—	—	—	103,370	—	—	—
Foreign currency contracts	—	—	—	—	4,177,750	—	—	—
Other foreign currency related transactions	—	—	—	16	(309,620)	(648)	—	(74,888)
Change in unrealized appreciation/depreciation on:
Investments	9,664,589	—	4,568,299	2,337,094	21,801,349	10,984,140	(511,771)	10,930,346
Futures contracts	—	—	—	—	(55,602)	—	—	—
Foreign currency contracts	—	—	—	—	(1,235,849)	—	—	—
Other foreign currency related transactions	—	—	—	—	333,534	—	—	(11,158)

Net realized/unrealized gain (loss) on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions	24,799,769	—	5,996,397	3,427,951	30,318,571	18,228,858	3,551,997	12,145,202

Change in net assets from operations	$27,737,389	$—	$11,752,477	$3,940,078	$33,293,301	$18,993,961	$3,384,749	$12,544,440

* Taxes withheld	$52,830	$—	$—	$300	$532,093	$36,567	$278	$89,293

The accompanying notes are an integral part of these financial statements.

107

Ohio National Fund, Inc.

Statements of Operations	For the Year Ended December 31, 2012

	Aggressive Growth Portfolio	Small Cap Growth Portfolio	Mid Cap Opportunity Portfolio	S&P 500® Index Portfolio	Strategic Value Portfolio	High Income Bond Portfolio	Capital Growth Portfolio	Nasdaq-100® Index Portfolio
Investment income:
Interest	$2,275	$1,986	$1,547	$228	$2,599	$23,588,405	$1,130	$87
Dividends, net of taxes withheld*	399,681	306,096	580,006	4,530,875	7,049,197	24,220	515,307	992,003

Total investment income	401,956	308,082	581,553	4,531,103	7,051,796	23,612,625	516,437	992,090

Expenses:
Management fees	241,204	308,222	553,663	726,354	1,096,042	2,004,768	494,691	262,904
Custodian fees	3,766	14,128	8,536	15,701	13,727	15,817	5,534	7,252
Directors’ fees	3,361	3,789	7,272	21,475	16,252	33,234	6,147	7,351
Professional fees	14,404	14,754	16,987	27,009	31,864	32,412	16,296	16,946
Accounting fees	16,540	16,868	25,836	81,931	51,119	156,630	23,410	26,980
Printing and filing fees	7,231	7,681	14,269	32,896	20,328	77,838	11,164	13,711
Compliance expense	10,583	10,583	10,583	10,583	10,583	10,583	10,583	10,583
Other	851	1,223	2,388	6,650	1,593	4,211	1,978	2,195

Total expenses	297,940	377,248	639,534	922,599	1,241,508	2,335,493	569,803	347,922

Net investment income (loss)	104,016	(69,166)	(57,981)	3,608,504	5,810,288	21,277,132	(53,366)	644,168

Realized/unrealized gain (loss) on investments and foreign currency related transactions:
Net realized gain (loss) on:
Investments	(286,293)	5,846,220	4,035,775	1,892,406	1,288,010	4,698,612	3,854,057	513,217
Foreign currency related transactions	8	(18)	—	—	356,986	—	—	(37)
Change in unrealized appreciation/depreciation on:
Investments	5,979,667	(231,728)	7,639,334	21,351,067	(2,817,861)	13,264,229	3,014,667	8,702,070
Foreign currency related transactions	(187)	—	—	—	6,917	—	—	—

Net realized/unrealized gain (loss) on investments and foreign currency related transactions	5,693,195	5,614,474	11,675,109	23,243,473	(1,165,948)	17,962,841	6,868,724	9,215,250

Change in net assets from operations	$5,797,211	$5,545,308	$11,617,128	$26,851,977	$4,644,340	$39,239,973	$6,815,358	$9,859,418

* Taxes withheld	$8,596	$3,098	$3,740	$2,619	$234,087	$—	$—	$2,027

The accompanying notes are an integral part of these financial statements.

108

Ohio National Fund, Inc.

Statements of Operations	For the Year Ended December 31, 2012

	Bristol Portfolio	Bryton Growth Portfolio	U.S. Equity Portfolio	Balanced Portfolio	Income Opportunity Portfolio	Target VIP Portfolio	Target Equity/Income Portfolio	Bristol Growth Portfolio
Investment income:
Interest	$7,067	$9,803	$220	$366,235	$341	$689	$717	$4,606
Dividends, net of taxes withheld*	3,053,176	537,371	260,931	579,679	246,697	566,965	757,290	1,557,245

Total investment income	3,060,243	547,174	261,151	945,914	247,038	567,654	758,007	1,561,851

Expenses:
Management fees	1,500,387	1,258,148	112,365	223,191	85,412	131,340	136,796	834,211
Custodian fees	13,535	14,042	930	4,751	3,756	11,523	4,047	9,270
Directors’ fees	22,323	17,292	1,673	3,693	1,195	2,444	2,540	11,750
Professional fees	26,602	23,811	13,417	13,988	13,150	13,901	20,413	19,828
Accounting fees	65,060	51,964	9,130	29,299	9,249	14,373	11,481	36,722
Printing and filing fees	61,275	53,110	3,877	7,389	3,494	5,050	5,265	41,253
Compliance expense	10,583	10,583	10,583	10,583	10,583	10,583	10,583	10,583
Other	6,999	5,301	528	1,089	440	810	846	3,640

Total expenses	1,706,764	1,434,251	152,503	293,983	127,279	190,024	191,971	967,257

Net investment income (loss)	1,353,479	(887,077)	108,648	651,931	119,759	377,630	566,036	594,594

Realized/unrealized gain (loss) on investments, foreign currency related transactions, and written options:
Net realized gain (loss) on:
Investments	8,239,529	12,311,861	528,811	498,190	203,573	632,540	(2,479,190)	6,499,048
Foreign currency related transactions	130	136	—	7	—	(50)	(145)	—
Written options	—	—	—	(139,933)	(263,013)	—	—	—
Change in unrealized appreciation/depreciation on:
Investments	16,070,240	5,904,468	1,332,996	2,012,825	683,714	2,048,046	4,258,398	4,359,363
Foreign currency related transactions	—	—	—	(4)	—	—	—	—
Written options	—	—	—	—	22,751	—	—	—

Net realized/unrealized gain (loss) on investments, foreign currency related transactions, and written options	24,309,899	18,216,465	1,861,807	2,371,085	647,025	2,680,536	1,779,063	10,858,411

Change in net assets from operations	$25,663,378	$17,329,388	$1,970,455	$3,023,016	$766,784	$3,058,166	$2,345,099	$11,453,005

* Taxes withheld	$2,448	$38,083	$2,435	$1,731	$231	$38,550	$11,151	$—

The accompanying notes are an integral part of these financial statements.

109

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	Equity Portfolio		Money Market Portfolio		Bond Portfolio		Omni Portfolio
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$2,937,620	$2,050,230	$—	$—	$5,756,080	$5,641,940	$512,127	$539,778
Net realized gain (loss) on investments and foreign currency related transactions	15,135,180	(1,586,673)	—	—	1,428,098	824,712	1,090,857	2,378,862
Change in unrealized appreciation/depreciation on investments	9,664,589	(7,441,587)	—	—	4,568,299	2,856,388	2,337,094	(4,379,083)

Change in net assets from operations	27,737,389	(6,978,030)	—	—	11,752,477	9,323,040	3,940,078	(1,460,443)

Distributions to shareholders:
Distributions from net investment income	(2,551,766)	(1,709,149)	—	—	—	—	(434,512)	(467,625)

Capital transactions:
Received from shares sold	12,859,425	18,469,577	178,859,238	325,508,308	50,714,394	54,452,714	2,645,867	3,650,326
Received from dividends reinvested	2,551,766	1,709,149	—	—	—	—	434,512	467,625
Paid for shares redeemed	(41,926,289)	(43,066,271)	(206,441,123)	(332,767,148)	(52,317,398)	(49,917,819)	(8,034,239)	(8,714,120)

Change in net assets from capital transactions	(26,515,098)	(22,887,545)	(27,581,885)	(7,258,840)	(1,603,004)	4,534,895	(4,953,860)	(4,596,169)

Change in net assets	(1,329,475)	(31,574,724)	(27,581,885)	(7,258,840)	10,149,473	13,857,935	(1,448,294)	(6,524,237)
Net Assets:
Beginning of year	187,856,758	219,431,482	286,188,097	293,446,937	162,034,977	148,177,042	34,652,983	41,177,220

End of year	$186,527,283	$187,856,758	$258,606,212	$286,188,097	$172,184,450	$162,034,977	$33,204,689	$34,652,983

Undistributed net investment income	$367,208	$321,507	$—	$—	$5,756,080	$5,644,604	$109,020	$72,151

The accompanying notes are an integral part of these financial statements.

110

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	International Portfolio		Capital Appreciation Portfolio		Millennium Portfolio		International Small-Mid Company Portfolio
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$2,974,730	$2,763,902	$765,103	$512,592	$(167,248)	$(265,247)	$399,238	$759,480
Net realized gain (loss) on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions ..	9,475,139	5,625,132	7,244,718	13,380,126	4,063,768	5,455,807	1,226,014	7,051,106
Change in unrealized appreciation/depreciation on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions	20,843,432	(36,962,218)	10,984,140	(15,407,876)	(511,771)	(5,423,430)	10,919,188	(20,184,071)

Change in net assets from operations	33,293,301	(28,573,184)	18,993,961	(1,515,158)	3,384,749	(232,870)	12,544,440	(12,373,485)

Distributions to shareholders:
Distributions from net investment income	—	—	(681,205)	(471,108)	—	—	—	—

Capital transactions:
Received from shares sold	16,648,592	26,491,894	11,383,622	13,034,340	3,189,215	6,473,011	10,692,767	11,780,860
Received from dividends reinvested	—	—	681,205	471,108	—	—	—	—
Paid for shares redeemed	(42,407,744)	(38,194,519)	(29,380,202)	(26,649,763)	(8,938,109)	(11,842,246)	(16,239,923)	(20,534,648)

Change in net assets from capital transactions	(25,759,152)	(11,702,625)	(17,315,375)	(13,144,315)	(5,748,894)	(5,369,235)	(5,547,156)	(8,753,788)

Change in net assets	7,534,149	(40,275,809)	997,381	(15,130,581)	(2,364,145)	(5,602,105)	6,997,284	(21,127,273)
Net Assets:
Beginning of year	172,809,983	213,085,792	114,670,478	129,801,059	36,475,228	42,077,333	57,485,307	78,612,580

End of year	$180,344,132	$172,809,983	$115,667,859	$114,670,478	$34,111,083	$36,475,228	$64,482,591	$57,485,307

Undistributed net investment income (loss)	$4,857,652	$(975,843)	$83,350	$42,139	$—	$—	$324,350	$729,334

The accompanying notes are an integral part of these financial statements.

111

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	Aggressive Growth Portfolio		Small Cap Growth Portfolio		Mid Cap Opportunity Portfolio		S&P 500® Index Portfolio
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$104,016	$4,686	$(69,166)	$(199,385)	$(57,981)	$(190,720)	$3,608,504	$2,834,031
Net realized gain (loss) on investments and foreign currency related transactions	(286,285)	2,027,613	5,846,202	4,917,380	4,035,775	5,767,671	1,892,406	(572,071)
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	5,979,480	(3,411,059)	(231,728)	(3,905,022)	7,639,334	(7,616,332)	21,351,067	489,142

Change in net assets from operations	5,797,211	(1,378,760)	5,545,308	812,973	11,617,128	(2,039,381)	26,851,977	2,751,102

Distributions to shareholders:
Distributions from net investment income	—	—	—	—	—	—	(2,826,655)	(2,390,576)

Capital transactions:
Received from shares sold	9,567,587	6,293,281	9,304,509	10,807,715	11,126,601	9,234,055	54,598,878	39,553,518
Received from dividends reinvested	—	—	—	—	—	—	2,826,655	2,390,576
Paid for shares redeemed	(7,975,462)	(8,916,428)	(11,364,585)	(12,221,376)	(16,745,113)	(16,499,127)	(44,349,542)	(47,804,467)

Change in net assets from capital transactions	1,592,125	(2,623,147)	(2,060,076)	(1,413,661)	(5,618,512)	(7,265,072)	13,075,991	(5,860,373)

Change in net assets	7,389,336	(4,001,907)	3,485,232	(600,688)	5,998,616	(9,304,453)	37,101,313	(5,499,847)
Net Assets:
Beginning of year	25,755,345	29,757,252	31,498,747	32,099,435	61,062,990	70,367,443	170,679,207	176,179,054

End of year	$33,144,681	$25,755,345	$34,983,979	$31,498,747	$67,061,606	$61,062,990	$207,780,520	$170,679,207

Undistributed net investment income (loss)	$103,178	$3,051	$—	$—	$—	$—	$744,172	$437,674

The accompanying notes are an integral part of these financial statements.

112

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	Strategic Value Portfolio		High Income Bond Portfolio		Capital Growth Portfolio		Nasdaq-100® Index Portfolio
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$5,810,288	$1,209,761	$21,277,132	$21,132,185	$(53,366)	$(352,177)	$644,168	$225,802
Net realized gain (loss) on investments, foreign currency contracts, and other foreign currency related transactions	1,644,996	957,858	4,698,612	4,997,438	3,854,057	8,111,683	513,180	7,286,117
Change in unrealized appreciation/depreciation on investments, foreign currency contracts, and other foreign currency related transactions	(2,810,944)	2,070,206	13,264,229	(13,026,934)	3,014,667	(9,323,741)	8,702,070	(5,817,310)

Change in net assets from operations	4,644,340	4,237,825	39,239,973	13,102,689	6,815,358	(1,564,235)	9,859,418	1,694,609

Distributions to shareholders:
Distributions from net investment income	(3,918,367)	(599,193)	—	—	—	—	(447,911)	(205,415)

Capital transactions:
Received from shares sold	257,036,279	23,250,524	84,212,118	88,330,748	12,566,131	21,876,325	26,139,975	21,724,700
Received from dividends reinvested	3,918,367	599,193	—	—	—	—	447,911	205,415
Paid for shares redeemed	(35,500,770)	(9,851,748)	(78,999,032)	(103,758,722)	(15,372,139)	(21,618,111)	(22,928,127)	(22,886,769)

Change in net assets from capital transactions	225,453,876	13,997,969	5,213,086	(15,427,974)	(2,806,008)	258,214	3,659,759	(956,654)

Change in net assets	226,179,849	17,636,601	44,453,059	(2,325,285)	4,009,350	(1,306,021)	13,071,266	532,540
Net Assets:
Beginning of year	41,983,861	24,347,260	267,461,878	269,787,163	51,105,385	52,411,406	55,470,937	54,938,397

End of year	$268,163,710	$41,983,861	$311,914,937	$267,461,878	$55,114,735	$51,105,385	$68,542,203	$55,470,937

Undistributed net investment income (loss)	$2,248,868	$560,303	$21,277,132	$21,132,185	$—	$—	$196,220	$20,387

The accompanying notes are an integral part of these financial statements.

113

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	Bristol Portfolio		Bryton Growth Portfolio		U.S. Equity Portfolio		Balanced Portfolio
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,353,479	$980,932	$(887,077)	$(949,037)	$108,648	$87,152	$651,931	$382,509
Net realized gain (loss) on investments, foreign currency related transactions, and written options	8,239,659	13,130,771	12,311,997	23,283,240	528,811	890,153	358,264	351,511
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	16,070,240	(26,663,794)	5,904,468	(33,319,384)	1,332,996	(1,205,424)	2,012,821	(479,142)

Change in net assets from operations	25,663,378	(12,552,091)	17,329,388	(10,985,181)	1,970,455	(228,119)	3,023,016	254,878

Distributions to shareholders:
Distributions from net investment income	(1,149,626)	(910,805)	—	—	(86,203)	—	—	(324,529)

Capital transactions:
Received from shares sold	33,161,237	51,481,798	33,597,917	51,927,445	2,935,494	2,353,412	64,188,382	7,783,601
Received from dividends reinvested	1,149,626	910,805	—	—	86,203	—	—	324,529
Paid for shares redeemed	(46,593,004)	(28,902,202)	(48,711,366)	(22,913,491)	(2,679,663)	(3,298,269)	(7,131,199)	(5,474,697)

Change in net assets from capital transactions	(12,282,141)	23,490,401	(15,113,449)	29,013,954	342,034	(944,857)	57,057,183	2,633,433

Change in net assets	12,231,611	10,027,505	2,215,939	18,028,773	2,226,286	(1,172,976)	60,080,199	2,563,782
Net Assets:
Beginning of year	192,672,135	182,644,630	155,440,585	137,411,812	13,336,011	14,508,987	17,056,728	14,492,946

End of year	$204,903,746	$192,672,135	$157,656,524	$155,440,585	$15,562,297	$13,336,011	$77,136,927	$17,056,728

Undistributed net investment income (loss)	$436,010	$70,114	$(9,839)	$830,443	$22,445	$87,152	$651,938	$57,379

The accompanying notes are an integral part of these financial statements.

114

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	Income Opportunity Portfolio		Target VIP Portfolio		Target Equity/Income Portfolio		Bristol Growth Portfolio
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$119,759	$107,822	$377,630	$233,238	$566,036	$423,961	$594,594	$383,901
Net realized gain (loss) on investments, foreign currency related transactions, and written options	(59,440)	450,532	632,490	2,534,963	(2,479,335)	3,694,903	6,499,048	7,769,008
Change in unrealized appreciation/depreciation on investments, foreign currency related transactions, and written options	706,465	(687,249)	2,048,046	(3,060,087)	4,258,398	(6,895,822)	4,359,363	(9,674,876)

Change in net assets from operations	766,784	(128,895)	3,058,166	(291,886)	2,345,099	(2,776,958)	11,453,005	(1,521,967)

Distributions to shareholders:
Distributions from net investment income	—	—	(297,777)	(209,154)	(449,704)	(373,545)	(473,865)	(366,489)

Capital transactions:
Received from shares sold	3,644,658	3,882,060	2,834,544	3,992,391	4,614,373	4,881,643	21,509,893	31,340,964
Received from dividends reinvested	—	—	297,777	209,154	449,704	373,545	473,865	366,489
Paid for shares redeemed	(5,821,018)	(2,567,327)	(5,246,749)	(5,020,379)	(6,662,741)	(7,036,529)	(24,843,136)	(15,201,793)

Change in net assets from capital transactions	(2,176,360)	1,314,733	(2,114,428)	(818,834)	(1,598,664)	(1,781,341)	(2,859,378)	16,505,660

Change in net assets	(1,409,576)	1,185,838	645,961	(1,319,874)	296,731	(4,931,844)	8,119,762	14,617,204
Net Assets:
Beginning of year	10,834,072	9,648,234	20,536,381	21,856,255	21,629,772	26,561,616	99,913,377	85,296,173

End of year	$9,424,496	$10,834,072	$21,182,342	$20,536,381	$21,926,503	$21,629,772	$108,033,139	$99,913,377

Undistributed net investment income	$119,759	$107,843	$79,804	$24,084	$116,187	$50,416	$221,599	$17,406

The accompanying notes are an integral part of these financial statements.

115

Ohio National Fund, Inc.

Financial Highlights

	Equity Portfolio					Money Market Portfolio
	Years Ended December 31,					Years Ended December 31,
	2012	2011	2010	2009	2008	2012	2011	2010	2009	2008
Selected Per-Share Data:
Net asset value, beginning of year	$18.88	$19.72	$18.31	$13.19	$29.65	$10.00	$10.00	$10.00	$10.00	$10.00
Operations:
Net investment income	0.35	0.21	0.04	0.05	0.22	—	—	—	—	0.17
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	2.61	(0.88)	1.41	5.11	(16.48)	—	—	—	—	—

Total from operations	2.96	(0.67)	1.45	5.16	(16.26)	—	—	—	—	0.17

Distributions:
Distributions from net investment income	(0.30)	(0.17)	(0.04)	(0.04)	(0.20)	—	—	—	—	(0.17)

Net asset value, end of year	$21.54	$18.88	$19.72	$18.31	$13.19	$10.00	$10.00	$10.00	$10.00	$10.00

Total return	15.69%	–3.38%	7.91%	39.11%	–54.81%	0.00%	0.00%	0.00%	0.00%	1.77%
Ratios and supplemental data:
Net assets at end of year (millions)	$186.5	$187.9	$219.4	$226.5	$187.5	$258.6	$286.2	$293.4	$341.2	$402.5
Ratios to average net assets:
Ratios net of expenses reduced or reimbursed by adviser:
Expenses	0.89%	0.87%	0.87%	0.88%	0.84%	0.09%	0.11%	0.17%	0.19%	0.32%
Net investment income	1.55%	1.00%	0.21%	0.27%	0.89%	0.00%	0.00%	0.00%	0.00%	1.72%
Ratios assuming no expenses reduced or reimbursed by adviser:
Expenses ..	0.89%	0.87%	0.87%	0.88%	0.84%	0.35%	0.34%	0.35%	0.36%	0.35%
Net investment income (loss)	1.55%	1.00%	0.21%	0.27%	0.89%	–0.26%	–0.23%	–0.18%	–0.17%	1.68%
Portfolio turnover rate	48%	54%	50%	24%	39%	0%	0%	0%	0%	0%

The accompanying notes are an integral part of these financial statements.

116

Ohio National Fund, Inc.

Financial Highlights

	Bond Portfolio					Omni Portfolio
	Years Ended December 31,					Years Ended December 31,
	2012	2011	2010	2009	2008	2012	2011	2010	2009	2008
Selected Per-Share Data:
Net asset value, beginning of year	$14.05	$13.21	$12.25	$10.13	$11.44	$15.21	$16.08	$14.42	$11.02	$16.60
Operations:
Net investment income	0.51	0.48	0.52	0.49	1.04	0.26	0.25	0.28	0.29	0.40
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	0.51	0.36	0.44	1.63	(2.35)	1.57	(0.91)	1.62	3.36	(5.63)

Total from operations	1.02	0.84	0.96	2.12	(1.31)	1.83	(0.66)	1.90	3.65	(5.23)

Distributions:
Distributions from net investment income	—	—	—	—	—	(0.22)	(0.21)	(0.24)	(0.25)	(0.35)

Net asset value, end of year	$15.07	$14.05	$13.21	$12.25	$10.13	$16.82	$15.21	$16.08	$14.42	$11.02

Total return	7.26%	6.36%	7.84%	20.93%	–11.45%	12.04%	–4.12%	13.19%	33.15%	–31.46%
Ratios and supplemental data:
Net assets at end of year (millions)	$172.2	$162.0	$148.2	$137.9	$107.8	$33.2	$34.7	$41.2	$41.5	$34.9
Ratios to average net assets:
Expenses	0.66%	0.66%	0.67%	0.69%	0.66%	0.81%	0.77%	0.78%	0.79%	0.74%
Net investment income	3.41%	3.70%	3.91%	5.06%	5.35%	1.49%	1.40%	1.71%	2.18%	2.43%
Portfolio turnover rate	18%	15%	22%	27%	15%	179%	147%	182%	157%	128%

The accompanying notes are an integral part of these financial statements.

117

Ohio National Fund, Inc.

Financial Highlights

	International Portfolio					Capital Appreciation Portfolio
	Years Ended December 31,					Years Ended December 31,
	2012	2011	2010	2009	2008	2012	2011	2010	2009	2008
Selected Per-Share Data:
Net asset value, beginning of year	$10.32	$12.20	$10.45	$7.56	$14.02	$19.95	$20.37	$17.45	$12.35	$20.45
Operations:
Net investment income	0.20	0.17	0.14	0.14	0.13	0.15	0.09	0.06	0.22	0.14
Net realized and unrealized gain (loss) on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions	1.89	(2.05)	1.61	2.75	(6.59)	3.36	(0.43)	2.90	5.07	(8.12)

Total from operations	2.09	(1.88)	1.75	2.89	(6.46)	3.51	(0.34)	2.96	5.29	(7.98)

Distributions:
Distributions from net investment income	—	—	—	—	—	(0.14)	(0.08)	(0.04)	(0.19)	(0.12)

Net asset value, end of year	$12.41	$10.32	$12.20	$10.45	$7.56	$23.32	$19.95	$20.37	$17.45	$12.35

Total return	20.25%	–15.41%	16.75%	38.23%	–46.08%	17.59%	–1.65%	16.99%	42.84%	–39.01%
Ratios and supplemental data:
Net assets at end of year (millions)	$180.3	$172.8	$213.1	$210.0	$179.7	$115.7	$114.7	$129.8	$126.3	$103.6
Ratios to average net assets:
Expenses	1.02%	1.02%	1.03%	1.07%	0.91%	0.90%	0.88%	0.89%	0.90%	0.87%
Net investment income	1.65%	1.41%	1.15%	1.47%	1.03%	0.66%	0.41%	0.31%	1.38%	0.71%
Portfolio turnover rate	61%	58%	67%	168%	214%	39%	61%	58%	84%	79%

The accompanying notes are an integral part of these financial statements.

118

Ohio National Fund, Inc.

Financial Highlights

	Millennium Portfolio					International Small-Mid Company Portfolio
	Years Ended December 31,					Years Ended December 31,
	2012	2011	2010	2009	2008	2012	2011	2010	2009	2008
Selected Per-Share Data:
Net asset value, beginning of year	$21.50	$21.69	$17.45	$14.44	$25.13	$19.17	$23.24	$19.41	$13.29	$27.29
Operations:
Net investment income (loss)	(0.12)	(0.16)	(0.27)	(0.07)	(0.16)	0.17	0.26	0.07	0.07	0.08
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	2.15	(0.03)	4.51	3.08	(10.53)	4.18	(4.33)	3.76	6.05	(14.08)

Total from operations	2.03	(0.19)	4.24	3.01	(10.69)	4.35	(4.07)	3.83	6.12	(14.00)

Net asset value, end of year	$23.53	$21.50	$21.69	$17.45	$14.44	$23.52	$19.17	$23.24	$19.41	$13.29

Total return	9.44%	–0.88%	24.30%	20.84%	–42.54%	22.69%	–17.51%	19.73%	46.05%	–51.30%
Ratios and supplemental data:
Net assets at end of year (millions)	$34.1	$36.5	$42.1	$110.3	$34.2	$64.5	$57.5	$78.6	$71.1	$52.7
Ratios to average net assets:
Expenses	0.97%	0.94%	0.92%	0.93%	0.92%	1.21%	1.20%	1.25%	1.28%	1.19%
Net investment income (loss)	–0.46%	–0.65%	–0.69%	–0.67%	–0.70%	0.64%	1.07%	0.32%	0.47%	0.36%
Portfolio turnover rate	282%	228%	254%	248%	224%	55%	67%	81%	125%	75%

The accompanying notes are an integral part of these financial statements.

119

Ohio National Fund, Inc.

Financial Highlights

	Aggressive Growth Portfolio					Small Cap Growth Portfolio
	Years Ended December 31,					Years Ended December 31,
	2012	2011	2010	2009	2008	2012	2011	2010	2009	2008
Selected Per-Share Data:
Net asset value, beginning of year	$7.74	$8.17	$7.43	$5.21	$9.25	$13.21	$12.86	$9.89	$6.56	$12.54
Operations:
Net investment income (loss)	0.03	—	0.01	(0.02)	(0.01)	(0.03)	(0.08)	(0.07)	(0.06)	(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	1.74	(0.43)	0.73	2.24	(4.03)	2.41	0.43	3.04	3.39	(5.90)

Total from operations	1.77	(0.43)	0.74	2.22	(4.04)	2.38	0.35	2.97	3.33	(5.98)

Net asset value, end of year	$9.51	$7.74	$8.17	$7.43	$5.21	$15.59	$13.21	$12.86	$9.89	$6.56

Total return	22.87%	–5.26%	9.96%	42.61%	–43.68%	18.02%	2.72%	30.03%	50.76%	–47.69%
Ratios and supplemental data:
Net assets at end of year (millions)	$33.1	$25.8	$29.8	$27.2	$18.0	$35.0	$31.5	$32.1	$22.8	$13.2
Ratios to average net assets:
Expenses	0.99%	1.04%	1.05%	1.04%	0.98%	1.10%	1.08%	1.13%	1.21%	1.18%
Net investment income (loss)	0.34%	0.02%	0.17%	–0.23%	–0.04%	–0.20%	–0.60%	–0.70%	–0.77%	–0.84%
Portfolio turnover rate	17%	47%	37%	28%	43%	65%	58%	94%	50%	37%

The accompanying notes are an integral part of these financial statements.

120

Ohio National Fund, Inc.

Financial Highlights

	Mid Cap Opportunity Portfolio					S&P 500® Index Portfolio
	Years Ended December 31,					Years Ended December 31,
	2012	2011	2010	2009	2008	2012	2011	2010	2009	2008
Selected Per-Share Data:
Net asset value, beginning of year	$17.81	$18.43	$15.41	$10.96	$22.50	$13.25	$13.21	$11.69	$9.41	$15.36
Operations:
Net investment income (loss)	(0.02)	(0.06)	(0.06)	(0.05)	(0.07)	0.26	0.22	0.19	0.17	0.24
Net realized and unrealized gain (loss) on investments	3.53	(0.56)	3.08	4.50	(11.47)	1.78	0.01	1.50	2.26	(5.98)

Total from operations	3.51	(0.62)	3.02	4.45	(11.54)	2.04	0.23	1.69	2.43	(5.74)

Distributions:
Distributions from net investment income	—	—	—	—	—	(0.21)	(0.19)	(0.17)	(0.15)	(0.21)

Net asset value, end of year	$21.32	$17.81	$18.43	$15.41	$10.96	$15.08	$13.25	$13.21	$11.69	$9.41

Total return	19.71%	–3.36%	19.60%	40.60%	–51.29%	15.40%	1.77%	14.45%	25.83%	–37.30%
Ratios and supplemental data:
Net assets at end of year (millions)	$67.1	$61.1	$70.4	$63.5	$79.6	$207.8	$170.7	$176.2	$160.7	$106.2
Ratios to average net assets:
Expenses	0.98%	0.96%	0.98%	0.97%	0.94%	0.48%	0.47%	0.49%	0.51%	0.48%
Net investment income (loss)	–0.09%	–0.29%	–0.35%	–0.27%	–0.53%	1.87%	1.62%	1.59%	1.85%	1.85%
Portfolio turnover rate	45%	51%	56%	276%	297%	7%	9%	8%	21%	12%

The accompanying notes are an integral part of these financial statements.

121

Ohio National Fund, Inc.

Financial Highlights

	Strategic Value Portfolio					High Income Bond Portfolio
	Years Ended December 31,					Years Ended December 31,
	2012	2011	2010	2009	2008	2012	2011	2010	2009	2008
Selected Per-Share Data:
Net asset value, beginning of year	$10.50	$9.36	$8.64	$7.97	$11.81	$12.97	$12.31	$10.79	$7.21	$9.68
Operations:
Net investment income	0.13	0.33	0.35	0.27	0.56	0.99	1.08	0.58	0.46	0.68
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	0.63	0.98	0.68	0.65	(3.91)	0.87	(0.42)	0.94	3.12	(3.15)

Total from operations	0.76	1.31	1.03	0.92	(3.35)	1.86	0.66	1.52	3.58	(2.47)

Distributions:
Distributions from net investment income	(0.17)	(0.17)	(0.24)	(0.25)	(0.49)	—	—	—	—	—
Return of capital distributions	—	—	(0.07)	—	—	—	—	—	—	—

Total distributions	(0.17)	(0.17)	(0.31)	(0.25)	(0.49)	—	—	—	—	—

Net asset value, end of year	$11.09	$10.50	$9.36	$8.64	$7.97	$14.83	$12.97	$12.31	$10.79	$7.21

Total return	7.21%	14.03%	11.98%	11.52%	–28.27%	14.34%	5.36%	14.09%	49.65%	–25.52%
Ratios and supplemental data:
Net assets at end of year (millions)	$268.2	$42.0	$24.3	$19.8	$13.3	$311.9	$267.5	$269.8	$159.9	$71.3
Ratios to average net assets:
Expenses	0.82%	0.96%	0.96%	1.02%	0.96%	0.79%	0.78%	0.81%	0.88%	0.88%
Net investment income	3.84%	4.07%	4.11%	4.31%	4.68%	7.17%	7.69%	8.03%	9.14%	8.77%
Portfolio turnover rate	30%	19%	31%	42%	162%	35%	35%	33%	20%	18%

The accompanying notes are an integral part of these financial statements.

122

Ohio National Fund, Inc.

Financial Highlights

	Capital Growth Portfolio					Nasdaq-100® Index Portfolio
	Years Ended December 31,					Years Ended December 31,
	2012	2011	2010	2009	2008	2012	2011	2010	2009	2008
Selected Per-Share Data:
Net asset value, beginning of year	$27.00	$27.68	$20.29	$15.00	$23.57	$5.85	$5.69	$4.78	$3.11	$5.36
Operations:
Net investment income (loss)	(0.03)	(0.19)	(0.11)	—	(0.12)	0.06	0.02	0.02	0.01	—
Net realized and unrealized gain (loss) on investments	3.76	(0.49)	7.50	5.29	(8.45)	0.99	0.16	0.91	1.66	(2.25)

Total from operations	3.73	(0.68)	7.39	5.29	(8.57)	1.05	0.18	0.93	1.67	(2.25)

Distributions:
Distributions from net investment income	—	—	—	—	—	(0.05)	(0.02)	(0.02)	—	—

Net asset value, end of year	$30.73	$27.00	$27.68	$20.29	$15.00	$6.85	$5.85	$5.69	$4.78	$3.11

Total return	13.81%	–2.46%	36.42%	35.27%	–36.36%	17.88%	3.19%	19.38%	53.70%	–41.98%
Ratios and supplemental data:
Net assets at end of year (millions)	$55.1	$51.1	$52.4	$36.8	$27.1	$68.5	$55.5	$54.9	$47.6	$28.1
Ratios to average net assets:
Expenses	1.04%	1.02%	1.04%	1.07%	1.04%	0.53%	0.52%	0.54%	0.56%	0.54%
Net investment income (loss)	–0.10%	–0.64%	–0.50%	0.02%	–0.66%	0.98%	0.41%	0.39%	0.19%	0.01%
Portfolio turnover rate	42%	44%	56%	67%	63%	25%	44%	30%	29%	27%

The accompanying notes are an integral part of these financial statements.

123

Ohio National Fund, Inc.

Financial Highlights

	Bristol Portfolio					Bryton Growth Portfolio
	Years Ended December 31,					Years Ended December 31,
	2012	2011	2010	2009	2008	2012	2011	2010	2009	2008
Selected Per-Share Data:
Net asset value, beginning of year	$11.56	$12.51	$11.12	$8.23	$14.02	$12.31	$13.57	$10.94	$8.06	$13.33
Operations:
Net investment income (loss)	0.09	0.06	0.07	0.06	0.11	(0.07)	(0.08)	(0.06)	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	1.43	(0.95)	1.39	2.89	(5.80)	1.46	(1.18)	2.69	2.93	(5.22)

Total from operations	1.52	(0.89)	1.46	2.95	(5.69)	1.39	(1.26)	2.63	2.88	(5.27)

Distributions:
Distributions from net investment income	(0.07)	(0.06)	(0.07)	(0.06)	(0.10)	—	—	—	—	—

Net asset value, end of year	$13.01	$11.56	$12.51	$11.12	$8.23	$13.70	$12.31	$13.57	$10.94	$8.06

Total return	13.19%	–7.16%	13.10%	35.83%	–40.54%	11.29%	–9.29%	24.04%	35.73%	–39.53%
Ratios and supplemental data:
Net assets at end of year (millions)	$204.9	$192.7	$182.6	$142.8	$81.5	$157.7	$155.4	$137.4	$113.4	$59.0
Ratios to average net assets:
Expenses.	0.85%	0.84%	0.86%	0.89%	0.90%	0.93%	0.91%	0.93%	0.96%	0.96%
Net investment income (loss)	0.68%	0.52%	0.70%	0.79%	1.13%	–0.57%	–0.67%	–0.49%	–0.64%	–0.62%
Portfolio turnover rate	244%	198%	253%	223%	184%	152%	156%	118%	82%	54%

The accompanying notes are an integral part of these financial statements.

124

Ohio National Fund, Inc.

Financial Highlights

	U.S. Equity Portfolio					Balanced Portfolio
	Years Ended December 31,					Years Ended December 31,
	2012	2011	2010	2009	2008	2012	2011	2010	2009	2008
Selected Per-Share Data:
Net asset value, beginning of year	$10.03	$10.23	$9.16	$7.91	$15.45	$13.91	$13.87	$13.13	$10.74	$14.70
Operations:
Net investment income	0.08	0.07	0.08	0.07	0.14	0.10	0.31	0.32	0.29	0.25
Net realized and unrealized gain (loss) on investments foreign currency related transactions, and written options	1.38	(0.27)	1.06	1.24	(7.56)	1.75	(0.00)	0.70	2.39	(4.21)

Total from operation	1.46	(0.20)	1.14	1.31	(7.42)	1.85	0.31	1.02	2.68	(3.96)

Distributions:
Distributions from net investment income	(0.06)	—	(0.07)	(0.06)	(0.12)	—	(0.27)	(0.28)	(0.29)	—

Net asset value, end of year	$11.43	$10.03	$10.23	$9.16	$7.91	$15.76	$13.91	$13.87	$13.13	$10.74

Total return	14.61%	–1.96%	12.46%	16.57%	–47.98%	13.30%	2.29%	7.78%	24.92%	–26.94%
Ratios and supplemental data:
Net assets at end of year (millions)	$15.6	$13.3	$14.5	$14.6	$13.0	$77.1	$17.1	$14.5	$13.6	$9.6
Ratios to average net assets:
Expenses	1.02%	0.99%	1.01%	1.04%	0.96%	0.86%	0.94%	0.99%	1.08%	1.09%
Net investment income	0.73%	0.61%	0.86%	0.90%	1.19%	1.90%	2.33%	2.48%	2.99%	2.29%
Portfolio turnover rate	53%	75%	98%	173%	216%	60%	47%	56%	72%	80%

The accompanying notes are an integral part of these financial statements.

125

Ohio National Fund, Inc.

Financial Highlights

	Income Opportunity Portfolio					Target VIP Portfolio
	Years Ended December 31,					Years Ended December 31,
	2012	2011	2010	2009	2008	2012	2011	2010	2009	2008
Selected Per-Share Data:
Net asset value, beginning of year	$11.86	$11.99	$11.19	$9.89	$12.49	$8.89	$9.11	$7.72	$6.81	$12.23
Operations:
Net investment income (loss)	0.19	0.11	0.08	0.01	0.10	0.18	0.10	0.13	0.11	0.12
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, and written options	0.68	(0.24)	0.72	1.29	(2.70)	1.17	(0.23)	1.37	0.90	(5.42)

Total from operations	0.87	(0.13)	0.80	1.30	(2.60)	1.35	(0.13)	1.50	1.01	(5.30)

Distributions:
Distributions from net investment income	—	—	—	—	—	(0.14)	(0.09)	(0.11)	(0.10)	(0.12)

Net asset value, end of year	$12.73	$11.86	$11.99	$11.19	$9.89	$10.10	$8.89	$9.11	$7.72	$6.81

Total return	7.34%	–1.08%	7.15%	13.14%	–20.82%	15.24%	–1.41%	19.47%	14.77%	–43.34%
Ratios and supplemental data:
Net assets at end of year (millions)	$9.4	$10.8	$9.6	$6.7	$4.5	$21.2	$20.5	$21.9	$20.6	$18.2
Ratios to average net assets:
Ratios net of expenses reduced or reimbursed by adviser:
Expenses	1.19%	1.18%	1.27%	1.56%	1.62%	0.87%	0.84%	0.82%	0.83%	0.80%
Net investment income (loss)	1.12%	1.04%	0.89%	0.40%	0.98%	1.73%	1.07%	1.50%	1.53%	1.45%
Ratios assuming no expenses reduced or reimbursed by adviser:
Expenses	1.19%	1.18%	1.30%	1.56%	1.62%	0.87%	0.84%	0.82%	0.83%	0.80%
Net investment income (loss)	1.12%	1.04%	0.87%	0.40%	0.98%	1.73%	1.07%	1.50%	1.53%	1.45%
Portfolio turnover rate	53%	114%	92%	200%	203%	70%	79%	92%	91%	79%

The accompanying notes are an integral part of these financial statements.

126

Ohio National Fund, Inc.

Financial Highlights

	Target Equity/Income Portfolio					Bristol Growth Portfolio
	Years Ended December 31,					Years Ended December 31,
	2012	2011	2010	2009	2008	2012	2011	2010	2009	2008
Selected Per-Share Data:
Net asset value, beginning of period	$7.52	$8.61	$7.07	$6.41	$12.00	$9.63	$9.84	$8.75	$6.15	$10.35
Operations:
Net investment income	0.22	0.15	0.12	0.15	0.19	0.06	0.04	0.02	0.01	0.01
Net realized and unrealized gain (loss) on investments	0.61	(1.11)	1.52	0.64	(5.61)	1.02	(0.21)	1.10	2.59	(4.21)

Total from operations.	0.83	(0.96)	1.64	0.79	(5.42)	1.08	(0.17)	1.12	2.60	(4.20)

Distributions:
Distributions from net investment income	(0.17)	(0.13)	(0.10)	(0.13)	(0.17)	(0.05)	(0.04)	(0.03)	—	—

Net asset value, end of period	$8.18	$7.52	$8.61	$7.07	$6.41	$10.66	$9.63	$9.84	$8.75	$6.15

Total return	11.08%	–11.09%	23.23%	12.33%	–45.07%	11.20%	–1.77%	12.79%	42.28%	–40.58%
Ratios and supplemental data:
Net assets at end of period (millions)	$21.9	$21.6	$26.6	$22.6	$24.1	$108.0	$99.9	$85.3	$10.5	$4.8
Ratios to average net assets:
Expenses	0.84%	0.78%	0.78%	0.79%	0.74%	0.92%	0.90%	0.93%	1.29%	1.26%
Net investment income	2.48%	1.75%	1.56%	2.03%	2.05%	0.57%	0.41%	0.63%	0.26%	0.18%
Portfolio turnover rate	83%	99%	90%	95%	105%	229%	187%	268%	218%	175%

The accompanying notes are an integral part of these financial statements.

127

Ohio National Fund, Inc.

Notes to Financial Statements	December 31, 2012

(1)	Organization

Ohio National Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “40 Act”), as an open-end management investment company. The Fund consists of twenty-four separate investment portfolios (the “Portfolios”) that seek the following objectives and strategies:

¢	Equity Portfolio — Long-term growth of capital by investing at least 80% of its assets in equity securities.

¢	Money Market Portfolio — Maximum current income consistent with preservation of capital and liquidity by investing in high quality money market instruments.

¢

Bond Portfolio — High level of income and opportunity for capital appreciation consistent with preservation of capital by investing primarily in intermediate-term and long-term fixed income securities.

¢	Omni Portfolio — High level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

¢	International Portfolio — Long term growth of capital by investing at least 80% of its assets in securities of foreign companies.

¢

Capital Appreciation Portfolio — Long-term capital growth by investing primarily in common stocks of established companies with either current or emerging earnings growth not fully appreciated or recognized by the market.

¢	Millennium Portfolio — Capital growth by investing primarily in common stocks of small sized companies.

¢	International Small-Mid Company Portfolio — Long-term growth of capital by investing at least 80% of its assets in equity securities of foreign small and mid-cap companies.

¢	Aggressive Growth Portfolio — Long-term capital growth by investing primarily in domestic and foreign equity securities selected for growth potential.

¢	Small Cap Growth Portfolio — Long-term capital appreciation by investing at least 80% of its net assets in stocks of small companies.

¢

Mid Cap Opportunity Portfolio — Long-term total return by investing at least 80% of its net assets in equity securities of mid-cap companies, primarily those that are strategically positioned for long-term growth.

¢	S&P 500® Index Portfolio — Total return that approximates the total return of the Standard & Poor’s 500® Index, at a risk level consistent with that of the Standard & Poor’s 500® Index.

¢	Strategic Value Portfolio — Growth of capital and income by investing primarily in securities of high dividend yielding, undervalued stocks with dividend growth potential.

¢

High Income Bond Portfolio — High current income by investing at least 80% of its net assets in lower rated corporate debt obligations commonly referred to as “junk bonds”. The Portfolio’s investments are generally rated Ba or lower by Moody’s, or BB or lower by Standard & Poor’s or Fitch.

¢	Capital Growth Portfolio — Long-term capital appreciation by investing primarily in an actively managed portfolio of equity securities of small cap growth companies.

¢

Nasdaq-100® Index Portfolio — Long-term growth of capital by investing primarily in stocks that are included in the Nasdaq-100® Index. Unlike the other Portfolios of the Fund, the Nasdaq-100® Index Portfolio is a non-diversified portfolio for purposes of Section 5(b) of the 40 Act.

¢	Bristol Portfolio — Long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

¢

Bryton Growth Portfolio — Long-term growth of capital by investing primarily in common stocks of growth-oriented U.S. companies smaller than the 500 largest publicly traded U.S. companies in terms of market capitalization.

¢

U.S. Equity Portfolio — Capital appreciation with a secondary objective of capital preservation to provide long term growth by investing at least 80% of its net assets in equity securities traded in the U.S. within under-priced sectors and industries.

128	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2012

¢

Balanced Portfolio — Capital appreciation and income by investing normally up to 75% of its assets in equity securities within under-priced sectors and industries while maintaining a minimum of 25% of its assets in fixed income securities.

¢	Income Opportunity Portfolio — Modest capital appreciation and maximization of realized gains by investing in equity securities traded in the U.S.

¢	Target VIP Portfolio — Above average total return by investing in the common stocks of companies which are identified by a model that applies separate uniquely specialized strategies.

¢	Target Equity/Income Portfolio — Above average total return by adhering to a disciplined, quantitative investment process that incorporates two distinct strategy methodologies.

¢	Bristol Growth Portfolio — Long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

Additional detail regarding portfolio-specific objectives, policies, and investment strategies is provided in the prospectus and Statement of Additional Information of Ohio National Fund, Inc. There are no assurances that these objectives will be met. Each Portfolio, except the Nasdaq-100® Index Portfolio, is classified as diversified for purposes of Section 5(b) of the 40 Act.

At present, the Fund sells its shares only to separate accounts of The Ohio National Life Insurance Company (“ONLIC”), Ohio National Life Assurance Corporation (“ONLAC”), and National Security Life and Annuity Company (“NSLA”) to support certain benefits under variable contracts issued by those entities. In the future, Fund shares may be used for other purposes but, unless there is a change in applicable law, they will not be sold directly to the public.

Interest in each Portfolio is represented by a separate class of the Fund’s capital stock, par value $1. Each share of a Portfolio participates equally in the Portfolio’s dividends, distributions, net assets, and voting matters.

The Fund is authorized to issue 550 million of its capital shares. These authorized shares have been allocated to specific Portfolios of the Fund as follows:

Portfolio	Authorized Shares

Equity	30,000,000
Money Market	80,000,000
Bond	30,000,000
Omni	10,000,000
International	45,000,000
Capital Appreciation	15,000,000
Millennium	10,000,000
International Small-Mid Company	10,000,000
Aggressive Growth	10,000,000
Small Cap Growth	10,000,000
Mid Cap Opportunity	10,000,000
S&P 500® Index	35,000,000

Portfolio	Authorized Shares

Strategic Value	10,000,000
High Income Bond	60,000,000
Capital Growth	10,000,000
Nasdaq-100® Index	25,000,000
Bristol	40,000,000
Bryton Growth	35,000,000
U.S. Equity	10,000,000
Balanced	10,000,000
Income Opportunity	10,000,000
Target VIP	10,000,000
Target Equity/Income	10,000,000
Bristol Growth	25,000,000

The Fund’s Board of Directors (the “Board”) periodically reallocates authorized shares among the Portfolios of the Fund and may authorize additional shares as deemed necessary.

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the risk of loss to the Fund is expected to be remote.

129	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2012

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements:

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

Investments are valued using pricing procedures approved by the Board.

Various investments in the Money Market Portfolio are valued at amortized cost in accordance with Rule 2a-7 of the 40 Act. In all Portfolios of the Fund, fixed income instruments that mature in sixty days or less, and of sufficient credit quality, are valued at amortized cost. Amortized cost valuation involves valuing a security at its cost initially and thereafter amortizing to maturity any discounts or premiums on the level-yield method, regardless of the impact of fluctuating market interest rates on the value of the security. In these instances, amortized cost approximates fair value.

Investments, other than those securities aforementioned, are valued as follows:

Domestic equity securities that are traded on U.S. exchanges are valued at the last trade price reported by the primary exchange of each security (4:00 pm Eastern Time for normal trading sessions). Over-the-counter domestic equity securities are valued at the last trade price reported daily as of 4:00 pm Eastern Time (normal trading sessions). Over-the-counter traded ADRs may also be valued at an evaluated price based on the value of the underlying securities. If a domestic equity security is not traded on a particular day, the mean between the bid and ask prices reported at 4:00 pm Eastern Time (normal trading sessions) by the primary exchange will generally be used for valuation purposes. The principal sources for market quotations are independent pricing services that have been approved by the Board.

Fixed income securities that have a remaining maturity exceeding sixty days are generally valued at the mean between the daily close bid and ask prices reported at 4:00 pm Eastern Time (normal trading sessions), as provided by independent pricing services approved by the Board.

Shares of open-end mutual funds are valued at each fund’s last calculated net asset value per share.

Repurchase agreements are valued at amortized cost, which approximates fair value.

Restricted securities, illiquid securities, or other investments for which market quotations or other observable market inputs are not readily available are valued at an estimate of value using methods determined in good faith by the Fund’s Pricing Committee under the supervision of the Board.

Foreign equity securities are initially priced at the reported close price of the exchange on which a security is primarily traded. Securities not traded on a particular day are valued at the mean between the last reported bid and ask quotes at daily close, or the last sale price when appropriate. The principal sources for market quotations are independent pricing services that have been approved by the Board.

Equity securities that are primarily traded on foreign exchanges, other than those in North or South America, are further subjected to fair valuation pricing procedures provided by an independent fair valuation service. The service provides data that can be used to estimate the price of a foreign issue that would prevail in a liquid market given market information available daily at 4:00 pm Eastern Time (normal trading sessions). Multiple factors may be considered in performing this valuation, including an issue’s local close price, relevant general and sector indices, currency fluctuations, and pricing of related depository receipts, exchange traded funds, and futures. The pricing procedures are performed for each individual security for which there is a fairly large degree of certainty that the local close price is not the liquid market price at the time of U.S. market close. The procedures are performed each day there is a change in a consistently used market index from the time of local close to the U.S. market close. Backtesting analysis is performed on a quarterly basis to monitor the effectiveness of these procedures. The testing is reviewed by management of the Fund as well as the Fund’s Board. Prior results have indicated that these procedures have been effective in reaching valuation objectives.

130	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2012

The differences between the aggregate cost and values of investments are reflected as unrealized appreciation or unrealized depreciation.

Pricing inputs used in the Fund’s determination of its investment values are categorized according to a three-tier hierarchy framework. The hierarchy is summarized in three broad levels:

Level 1:	Quoted prices in active markets for identical securities.
Level 2:	Other significant observable inputs, including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.
Level 3:	Significant unobservable inputs, including the Fund’s own assumptions used to determine the value of securities.

The following is a summary of the inputs used in valuing each of the Portfolio’s assets (liabilities) at value as of December 31, 2012:

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
Equity	Common Stocks**	$181,176,531	$—	$—
	Preferred Stocks**	3,040,557	—	—
	Money Market Funds	1,775,000	—	—

		$185,992,088	$—	$—

Money Market*	Commercial Paper**	$—	$160,992,668	$—
	Asset-Backed Securities**	—	1,237,913	—
	U.S. Government Agency Issues	—	11,998,035	—
	U.S. Treasury Obligations	—	9,999,278	—
	Money Market Funds	30,000,000	—	—

		$30,000,000	$184,227,894	$—

Bond	Corporate Bonds**	$—	$158,137,120	$—
	U.S. Treasury Obligations	—	8,117,812	—
	Money Market Funds	3,883,000	—	—

		$3,883,000	$166,254,932	$—

Omni	Common Stocks**	$24,087,551	$—	$—
	Corporate Bonds**	—	7,331,273	—
	U.S. Treasury Obligations	—	443,852	—
	Money Market Funds	1,118,000	—	—

		$25,205,551	$7,775,125	$—

International	Common Stocks**	$45,346,176	$127,832,331	$—
	Preferred Stocks**	1,237,729	—	—
	U.S. Treasury Obligations	—	324,989	—
	Money Market Funds	9,552,044	—	—

		$56,135,949	$128,157,320	$—

	Foreign currency contracts	$749,359	$—	$—

	Futures contracts	$(15,998)	$—	$—

Capital Appreciation	Common Stocks**	$107,368,660	$3,476,725	$—
	Money Market Funds	5,110,000	—	—

		$112,478,660	$3,476,725	$—

Millennium	Common Stocks**	$33,706,831	$—	$—
	Money Market Funds	504,000	—	—

		$34,210,831	$—	$—

International Small-Mid Company	Common Stocks**	$14,998,918	$46,204,976	$—
	Money Market Funds	3,478,891	—	—

		$18,477,809	$46,204,976	$—

131	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2012

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
Aggressive Growth	Common Stocks**	$25,736,292	$4,995,733	$—
	VVPR Strips**	9	—	—
	Commercial Paper	—	100,000	—
	Money Market Funds	2,350,000	—	—

		$28,086,301	$5,095,733	$—

Small Cap Growth	Common Stocks**	$33,572,492	$—	$—
	Commercial Paper	—	100,000	—
	Money Market Funds	1,371,000	—	—

		$34,943,492	$100,000	$—

Mid Cap Opportunity	Common Stocks**	$66,711,503	$—	$—
	Money Market Funds	701,000	—	—

		$67,412,503	$—	$—

S&P 500® Index	Common Stocks**	$199,927,026	$—	$—
	Exchange Traded Funds	7,877,793	—	—

		$207,804,819	$—	$—

Strategic Value	Common Stocks**	$193,607,311	$64,896,335	$—
	Money Market Funds	1,331,000	—	—

		$194,938,311	$64,896,335	$—

High Income Bond	Corporate Bonds**	$—	$306,187,127	$—
	Common Stocks**	128,092	—	—
	Preferred Stocks**	339,848	—	—
	Warrants**	129,208	—	—
	Other**	23,659	—	—
	Money Market Funds	1,440,000	—	—

		$2,060,807	$306,187,127	$—

Capital Growth	Common Stocks**	$55,035,816	$—	$—
	Money Market Funds	764,000	—	—

		$55,799,816	$—	$—

Nasdaq-100® Index	Common Stocks**	$66,417,616	$—	$—
	Exchange Traded Funds	1,267,366	—	—

		$67,684,982	$—	$—

Bristol	Common Stocks**	$200,642,235	$—	$—
	Money Market Funds	2,966,000	—	—

		$203,608,235	$—	$—

Bryton Growth	Common Stocks**	$150,541,940	$—	$—
	Money Market Funds	4,766,000	—	—

		$155,307,940	$—	$—

U.S. Equity	Common Stocks**	$15,602,309	$—	$—

Balanced	Common Stocks**	$52,940,566	$—	$—
	Corporate Bonds**	—	18,783,042	—
	U.S. Treasury Obligations	—	3,671,454	—
	Purchased Options	401,100	—	—
	Money Market Funds	966,000	—	—

		$54,307,666	$22,454,496	$—

132	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2012

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
Income Opportunity	Common Stocks**	$9,581,769	$—	$—
	Purchased Options	57,300	—	—

		$9,639,069	$—	$—

Target VIP	Common Stocks**	$20,824,223	$—	$—
	Money Market Funds	275,000	—	—

		$21,099,223	$—	$—

Target Equity/Income	Common Stocks**	$21,461,689	$—	$—
	Money Market Funds	430,000	—	—

		$21,891,689	$—	$—

Bristol Growth	Common Stocks**	$104,210,635	$—	$—
	Money Market Funds	1,744,000	—	—

		$105,954,635	$—	$—

*	At December 31, 2012, the Money Market Portfolio’s investments, with the exception of money market funds, were valued using amortized cost, in accordance with rules under the 40 Act. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are considered to be valued using Level 2 inputs.
**	For detailed industry descriptions see the accompanying Schedules of Investments.

As stated above, the value assigned to the Fund’s foreign securities will, in most cases, not be the quoted or published prices of the investments on their respective primary markets or exchanges. Securities that are priced using fair value estimates are categorized as Level 2 in the fair value hierarchy, whereas securities that do not meet the established criteria are categorized as Level 1. The valuation of a foreign security from one valuation period to the next may result in a transfer between Levels 1 and 2 if the degree of certainty that the local close price is not the liquid market price at the time of U.S. market close is not similar for both periods. The Fund’s policy is to recognize transfers between fair value hierarchy levels at the reporting period end. In the International Small-Mid Company Portfolio, there was one transfer of a security, which was reported in the Level 2 pricing category at December 31, 2011, to Level 1 at December 31, 2012. This security was that Portfolio’s holding of Remy Cointreau SA common stock . The fair valuation service provider reported that the security did not meet the minimum predictability threshold at December 31, 2012, and was not fair valued in the current year; whereas in the prior year, the security met the threshold to be fair valued. The value of this holding was $296,368 and $630,939 at December 31, 2012 and 2011, respectively.

Below is a reconciliation that details the activity of securities in Level 3 during the year ended December 31, 2012:

	Aggressive Growth	S&P 500® Index	High Income Bond	Nasdaq-100® Index
Beginning Balance – December 31, 2011	$9	$198	$20,781	$776
Total gains or losses (realized/unrealized):
Included in earnings (or changes in net assets)	—	427	(5,156)	1,669
Issuances	—	—	—	—
Settlements	—	(625)	(15,625)	(2,445)
Transfers out of Level 3 to Level 1 (due to availability of active market quotation)	(9)	—	—	—

Ending Balance – December 31, 2012	$—	$—	$—	$—

The amount of total gains or losses for the period included in earnings (or changes in net assets) attributable to the change in unrealized gains or losses relating to assets still held at the reporting date	$—	$427	$(5,156)	$1,669

Foreign Securities and Currency

The books and records of all the Portfolios are maintained in U.S. dollars. All investments and cash quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates provided by an independent source. These

133	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2012

exchange rates are currently determined daily, at 4:00 pm Eastern Time for normal trading sessions. Purchases and sales of foreign-denominated investments are recorded at rates of exchange prevailing on the respective dates of such transactions.

The Fund may not fully isolate that portion of the results of operations resulting from changes in foreign exchange rates from fluctuations arising from changes in market prices on foreign currency-denominated investments. For the portion that is isolated, amounts are reflected as the Statements of Operations as other foreign currency related transactions. However, for tax purposes, the Fund does fully isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon sale or maturity of such investments to the extent required by federal income tax regulations.

All Portfolios of the Fund may invest in securities of foreign issuers. Securities of foreign issuers that are purchased by the Money Market Portfolio are limited to 50% of that Portfolio’s assets and must be denominated in U.S. dollars and held in custody in the United States of America. The International and International Small-Mid Company Portfolios may be invested entirely in foreign securities. Investments in securities of foreign issuers, including investments in foreign companies through the use of depositary receipts, carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect capital investment within those countries.

Repurchase Agreements

The Portfolios may acquire repurchase agreements from member banks of the Federal Reserve System which are deemed creditworthy under guidelines approved by the Board, subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by a Portfolio plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying securities. The maturities of these instruments vary from overnight to one week. The seller, under a repurchase agreement, is required to maintain as collateral for the repurchase transaction securities in which the Portfolio has a perfected security interest with a value not less than 100% of the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Portfolio’s custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential for loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Restricted and Illiquid Securities

Restricted securities are those securities purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (“the 1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. 144A securities are issued by corporations without registration in reliance on 1933 Act provisions allowing for the private resale of unregistered securities to qualified institutional buyers. Section 4(2) commercial paper is issued pursuant to Section 4(2) of the 1933 Act which exempts an issue from registration. This paper may be used to finance non-current transactions, such as acquisitions, stock repurchase programs, and other long-term assets. Investments by a portfolio in Rule 144A and Section 4(2) securities could have the effect of decreasing the liquidity of a Portfolio during any period in which qualified institutional investors were no longer interested in purchasing these securities.

Typically, the restricted securities noted above are not considered illiquid. The criteria used to determine if a restricted security is illiquid includes frequency of trades and quotes, available dealers willing to make transactions, availability of market makers in the security, and the nature of the security and its trades. The Money Market, Bond, and Omni Portfolios may invest up to 10% of their respective assets in illiquid securities. Each of the other Portfolios of the Fund may invest up to 15% of its net assets in illiquid securities.

Investment Transactions and Related Income

For financial reporting purposes, investment transactions are accounted for on a trade date basis. For purposes of executing separate account shareholder transactions in the normal course of business, however, the Fund’s investment transactions are recorded no later than the first calculation on the first business day following the trade date in accordance with Rule 2a-4 of the 40 Act. Accordingly, differences between the net asset values for financial reporting and for executing separate account shareholder transactions may arise.

134	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2012

Dividend income is recognized on the ex-dividend date, except in the case of those Portfolios holding foreign securities, in which dividends are recorded as soon after the ex-dividend date as the Fund’s information agents become aware of such dividends. Interest income is accrued daily as earned and includes the amortization of premium and accretion of discount. Net realized gain or loss on investments and foreign exchange transactions are determined using the specific identification method.

Distributions to Shareholders and Federal Taxes

Net investment income of the Money Market Portfolio is declared and paid daily as a dividend to shareholders immediately before the computation of the net asset value of Money Market Portfolio shares. Dividends are automatically reinvested in additional Money Market Portfolio shares at the net asset value immediately following such computation. Distributions arising from net investment income and net capital gains from the remaining Portfolios are declared and paid to shareholders periodically as required for each of the Portfolios to continue to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code. The Fund, excluding the Money Market Portfolio, may also fully or partially satisfy its distribution requirements by using consent dividends rather than cash dividends. The Fund has the intent to continue to comply with tax provisions pertaining to regulated investment companies and make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. As such, no provisions for federal income or excise taxes have been recorded.

The character of income and realized capital gains distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains for financial reporting purposes. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature they are reclassified within the composition of net assets; temporary differences do not require such reclassification. Distributions to shareholders that exceed taxable income and net taxable realized gains are reported as return of capital distributions.

The Fund’s management and its tax agent, U.S. Bancorp Fund Services, LLC, perform an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e. greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of the evaluation included a review of tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal tax and the state of Maryland (i.e., the last four tax year ends and the interim tax period since then). The determination has been made that there are no uncertain tax positions that would require the Portfolios to record a tax liability and, therefore, there is no impact to the Portfolios’ financial statements.

Expense Allocation

Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses that cannot be directly attributed to a Portfolio are allocated among all the benefited Portfolios on a basis of relative net assets or other appropriate method.

Foreign Withholding Taxes

Certain Portfolios in the Fund may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally withheld based on income earned. These Portfolios accrue such taxes as the related income is earned.

Subsequent Events

Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements, and there are no subsequent events to report.

(3)	Related Party and Other Transactions

The Fund has an Investment Advisory Agreement with Ohio National Investments, Inc. (“ONI”), a wholly-owned subsidiary of ONLIC. Under the terms of this agreement, ONI provides portfolio management and investment advice to the Fund and

135	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2012

administers its operations, subject to the supervision of the Fund’s Board. This agreement is renewed annually upon the approval by the Board. As compensation for its services, ONI receives advisory fees from the Fund calculated on the basis of each Portfolio’s average daily net assets and the following current schedule of Board-approved annualized fee breakpoints.

Equity
0.79% of first $200 million
0.74% of next $800 million
0.70% over $1 billion
Bond
0.60% of first $100 million
0.50% of next $150 million
0.45% of next $250 million
0.40% of next $500 million
0.30% of next $1 billion
0.25% over $2 billion
International
0.85% of first $100 million
0.80% of next $100 million
0.70% over $200 million
Millennium
0.80% of first $150 million
0.75% of next $150 million
0.70% of next $300 million
0.65% over $600 million
Aggressive Growth
0.80% of first $100 million
0.75% of next $400 million
0.70% over $500 million
Mid Cap Opportunity
0.85% of first $100 million
0.80% of next $100 million
0.75% of next $300 million
0.70% over $500 million
Strategic Value
0.75% of first $100 million
0.70% of next $400 million
0.65% over $500 million
Capital Growth
0.90% of first $100 million
0.85% of next $100 million
0.80% of next $300 million
0.75% over $500 million
Bristol
0.80% of first $100 million
0.70% of next $400 million
0.65% over $500 million
U.S. Equity
0.75% of first $200 million
0.70% of next $300 million
0.65% over $500 million
Balanced
0.65% of first $200 million
0.60% of next $300 million
0.55% over $500 million

Money Market
0.30% of first $100 million(1)
0.25% of next $150 million
0.23% of next $250 million
0.20% of next $500 million
0.15% over $1 billion
Omni
0.60% of first $100 million
0.50% of next $150 million
0.45% of next $250 million
0.40% of next $500 million
0.30% of next $1 billion
0.25% over $2 billion
Capital Appreciation
0.80% of first $100 million
0.75% of next $300 million
0.65% of next $600 million
0.60% over $1 billion
International Small-Mid Company
1.00% of first $100 million
0.90% of next $100 million
0.85% over $200 million
Small Cap Growth
0.90% of first $150 million
0.80% of next $150 million
0.75% over $300 million
S&P 500® Index
0.40% of first $100 million
0.35% of next $150 million
0.33% over $250 million
High Income Bond
0.75% of first $75 million
0.70% of next $75 million
0.65% of next $75 million
0.60% over $225 million
Nasdaq-100® Index
0.40% of first $100 million
0.35% of next $150 million
0.33% over $250 million
Bryton Growth
0.85% of first $100 million
0.75% of next $400 million
0.70% over $500 million
Income Opportunity
0.80% of first $200 million
0.75% of next $300 million
0.70% over $500 million
Target Equity/Income
0.60% of first $100 million
0.55% of next $400 million
0.50% over $500 million

136	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2012

Target VIP
0.60% of first $100 million
0.55% of next $400 million
0.50% over $500 million

Bristol Growth
0.80% of first $100 million
0.70% of next $400 million
0.65% over $500 million

(1)

For the year ended December 31, 2012, ONI waived advisory fees in excess of an annualized rate of 0.25% of the first $100 million of average daily net assets in the Money Market Portfolio. Waivers related to the Money Market Portfolio are voluntary and are not subject to recoupment in subsequent periods. The amount of the waiver for the year ended December 31, 2012 was $50,000. If ONI did not agree to reimburse these expenses, the total expenses incurred by the Money Market Portfolio for the six-month period ended December 31, 2012 would have been higher than the net expenses reflected in the Statements of Operations.

Under the Investment Advisory Agreement, the Fund authorizes ONI to retain sub-advisers (“the Sub-Advisers”) for the Equity, Omni, International, Capital Appreciation, Millennium, International Small-Mid Company, Aggressive Growth, Small Cap Growth, Mid Cap Opportunity, Strategic Value, High Income Bond, Capital Growth, Bristol, Bryton Growth, U.S. Equity, Balanced, Income Opportunity, Target VIP, Target Equity/Income, and Bristol Growth Portfolios subject to the approval of the Board. ONI has entered into sub-advisory agreements with Legg Mason Capital Management, Inc. (“Legg Mason”), Suffolk Capital Management, LLC (“Suffolk”), Federated Global Investment Management Corp. (“Federated Global”), Jennison Associates LLC (“Jennison”), Neuberger Berman Management LLC (“Neuberger Berman”), Janus Capital Management LLC (“Janus”), Goldman Sachs Asset Management, L.P. (“Goldman Sachs”), Federated Equity Management Company of Pennsylvania (“Federated Equity”), Federated Investment Management Company (“Federated Investment”), Eagle Asset Management, Inc. (“Eagle”), ICON Advisers, Inc. (“ICON”), and First Trust Advisors L.P. (“First Trust”), to manage the investment of those Portfolios’ assets, subject to the supervision of ONI. As compensation for their services, the Sub-Advisers receive from ONI a sub-advisory fee calculated on the basis of each of the aforementioned Portfolio’s average daily net assets and the following current Board-approved schedule of annualized fee breakpoints.

Equity (Legg Mason)
0.40% of first $200 million
0.38% over $200 million
International (Federated Global)
0.40% of first $200 million
0.35% over $200 million
Millennium (Neuberger Berman)
0.55% of first $150 million
0.50% of next $150 million
0.40% over $300 million
Aggressive Growth (Janus)
0.55% of first $100 million
0.50% of next $400 million
0.45% over $500 million
Mid Cap Opportunity (GSAM)
0.60% of first $100 million
0.55% of next $100 million
0.50% over $200 million
High Income Bond (Federated Investment)
0.50% of first $30 million
0.40% of next $20 million
0.30% of next $25 million
0.25% over $75 million
Bristol (Suffolk)
0.45% of first $100 million
0.40% of next $400 million
0.35% over $500 million

Omni (Suffolk)
0.30% of first $100 million
0.25% of next $150 million
0.225% of next $250 million
0.20% of next $500 million
0.15% of next $1 billion
0.125% over $2 billion
Capital Appreciation (Jennison)
0.75% of first $10 million
0.50% of next $30 million
0.35% of next $25 million
0.25% of next $335 million
0.22% of next $600 million
0.20% over $1 billion
International Small-Mid Company (Federated Global)
0.75% of first $100 million
0.65% over $100 million
Small Cap Growth (Janus)
0.60% of first $150 million
0.50% over $150 million
Strategic Value (Federated Equity)
0.50% of first $35 million
0.35% of next $65 million
0.25% over $100 million
Capital Growth (Eagle)
0.59% of first $100 million
0.55% of next $100 million
0.50% over $200 million
Bryton Growth (Suffolk)
0.50% of first $100 million
0.45% of next $400 million
0.40% over $500 million

137	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2012

U.S. Equity (ICON)
0.50% of first $200 million
0.45% of next $300 million
0.40% over $500 million
Income Opportunity (ICON)
0.55% of first $200 million
0.50% of next $300 million
0.45% over $500 million
Bristol Growth (Suffolk)
0.45% of first $100 million
0.40% of next $400 million
0.35% over $500 million

Balanced (ICON)
0.40% of first $200 million
0.35% of next $300 million
0.30% over $500 million
Target VIP and Target Equity/Income (First Trust)
0.35% of first $500 million
0.25% over $500 million

Suffolk, the sub-adviser for the Omni, Bristol, Bryton Growth, and Bristol Growth Portfolios has an affiliation with ONI. Ohio National Financial Services, Inc. (ONFS) owns 100% of ONLIC, the parent company of ONI, and also owns 84.7% of the voting securities of Suffolk. There were no Fund liabilities payable to Suffolk at December 31, 2012 and fees paid to Suffolk are an expense of ONI, not of the Fund.

Pursuant to a service agreement among ONI, ONLIC and the Fund, ONLIC has agreed to provide personnel and facilities to ONI on a cost-reimbursement basis. These personnel members include officers of the Fund. ONLIC also provides clerical and administrative services and such supplies and equipment as may be reasonably required in order for ONI to properly perform its advisory function pursuant to the Investment Advisory Agreement. ONLIC further performs duties to fulfill the transfer agent function on behalf of the Fund. Performance of these duties by ONLIC and availability of facilities, personnel, supplies, and equipment does not represent an expense to the Fund in excess of the advisory fees paid to ONI.

Pursuant to the Investment Advisory Agreement, if the total expenses applicable to any Portfolio during any calendar quarter (excluding taxes, brokerage commissions, interest expense and management fees) exceed 1%, on an annualized basis, evaluated quarterly, of such Portfolio’s average daily net asset value, ONI will reimburse the Portfolio for such excess expenses. There were no expense reimbursements associated with this agreement during the year ended December 31, 2012.

During the year ended December 31, 2012, ONI voluntarily reimbursed the amount of daily gross expenses of the Money Market Portfolio in excess of daily income earned by the Portfolio. The amount reimbursed to the Portfolio for the year ended December 31, 2012 was $647,678, of which $49,787 was receivable from ONI at December 31, 2012. This reimbursement is also not subject to recoupment in subsequent periods.

The Investment Advisory Agreement allows for a portion of the expenses related to the Fund’s Chief Compliance Officer and staff to be incurred by the Fund and paid from the Fund to the Fund’s adviser, ONI. Pursuant to the service agreement among ONI, ONLIC, and the Fund, ONLIC has provided the personnel, services, and equipment necessary to perform the Fund’s regulation-mandated compliance function and ONI has reimbursed ONLIC for such costs. For the year ended December 31, 2012, the Fund incurred compliance expenses totaling $253,992, which was equally allocated to the Portfolios. Expenses incurred by the Portfolios are reflected on the Statements of Operations as “Compliance expense”.

Each director of the Board is currently paid a quarterly retainer fee of $10,000, $3,000 for each Board meeting attended, $1,000 for each Audit Committee meeting attended, and $500 for each other Board committee or independent directors meetings attended. The Board chair receives an additional quarterly retainer fee of $3,750, the lead independent director of the Board receives an additional quarterly retainer fee of $3,125, and the Audit Committee chair receives an additional quarterly retainer fee of $1,250. For the year ended December 31, 2012, directors’ compensation and reimbursement of director expenses by the Fund totaled $278,355.

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, serves as the accounting agent for all but the International and International Small-Mid Company Portfolios. U.S. Bank Institutional Trust & Custody, 425 Walnut Street, Cincinnati, Ohio serves as the custodian for all but the International and International Small-Mid Company Portfolios. The accounting agent and custodian for the International and International Small-Mid Company Portfolios is State Street Bank-Kansas City, 801 Pennsylvania Ave., Kansas City, Missouri. For assets held outside the United States, U.S. Bank and State Street Bank-Kansas City enter into sub-custodial agreements, subject to approval by the Board.

138	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2012

(4)	Capital Share Transactions

Capital share transactions for the years ended December 31, 2012 and 2011 were as follows:

	Equity		Money Market		Bond
	Year Ended 12/31/2012	Year Ended 12/31/2011	Year Ended 12/31/2012	Year Ended 12/31/2011	Year Ended 12/31/2012	Year Ended 12/31/2011
Capital shares issued on sales	623,661	941,226	17,885,924	32,550,831	3,488,174	3,958,882
Capital shares issued on reinvested dividends	121,339	91,840	—	—	—	—
Capital shares redeemed	(2,033,054)	(2,212,809)	(20,644,112)	(33,276,715)	(3,594,023)	(3,646,628)

Net increase/(decrease)	(1,288,054)	(1,179,743)	(2,758,188)	(725,884)	(105,849)	312,254

	Omni		International		Capital Appreciation
	Year Ended 12/31/2012	Year Ended 12/31/2011	Year Ended 12/31/2012	Year Ended 12/31/2011	Year Ended 12/31/2012	Year Ended 12/31/2011
Capital shares issued on sales	161,999	229,768	1,497,944	2,497,915	519,553	651,665
Capital shares issued on reinvested dividends	26,019	30,504	—	—	30,035	24,159
Capital shares redeemed	(492,128)	(543,608)	(3,706,950)	(3,222,960)	(1,339,064)	(1,300,067)

Net increase/(decrease)	(304,110)	(283,336)	(2,209,006)	(725,045)	(789,476)	(624,243)

	Millennium		International Small-Mid Company		Aggressive Growth
	Year Ended 12/31/2012	Year Ended 12/31/2011	Year Ended 12/31/2012	Year Ended 12/31/2011	Year Ended 12/31/2012	Year Ended 12/31/2011
Capital shares issued on sales	136,922	286,300	485,545	537,442	1,042,101	776,637
Capital shares issued on reinvested dividends	—	—	—	—	—	—
Capital shares redeemed	(383,783)	(529,962)	(742,828)	(922,145)	(882,813)	(1,093,898)

Net increase/(decrease)	(246,861)	(243,662)	(257,283)	(384,703)	159,288	(317,261)

	Small Cap Growth		Mid Cap Opportunity		S&P 500® Index
	Year Ended 12/31/2012	Year Ended 12/31/2011	Year Ended 12/31/2012	Year Ended 12/31/2011	Year Ended 12/31/2012	Year Ended 12/31/2011
Capital shares issued on sales	626,681	810,468	549,005	509,487	3,730,507	2,954,040
Capital shares issued on reinvested dividends	—	—	—	—	189,836	184,032
Capital shares redeemed	(767,540)	(921,986)	(831,618)	(899,024)	(3,031,332)	(3,584,999)

Net increase/(decrease)	(140,859)	(111,518)	(282,613)	(389,537)	889,011	(446,927)

	Strategic Value		High Income Bond		Capital Growth
	Year Ended 12/31/2012	Year Ended 12/31/2011	Year Ended 12/31/2012	Year Ended 12/31/2011	Year Ended 12/31/2012	Year Ended 12/31/2011
Capital shares issued on sales	23,078,732	2,328,044	6,070,090	6,947,607	427,102	771,713
Capital shares issued on reinvested dividends	351,423	59,209	—	—	—	—
Capital shares redeemed	(3,236,694)	(990,362)	(5,662,829)	(8,236,398)	(526,289)	(772,696)

Net increase/(decrease)	20,193,461	1,396,891	407,261	(1,288,791)	(99,187)	(983)

	Nasdaq-100® Index		Bristol		Bryton Growth
	Year Ended 12/31/2012	Year Ended 12/31/2011	Year Ended 12/31/2012	Year Ended 12/31/2011	Year Ended 12/31/2012	Year Ended 12/31/2011
Capital shares issued on sales	3,852,022	3,696,576	2,698,502	4,320,041	2,464,569	4,275,291
Capital shares issued on reinvested dividends	65,966	35,054	89,395	77,847	—	—
Capital shares redeemed	(3,392,616)	(3,897,497)	(3,705,062)	(2,334,927)	(3,580,153)	(1,779,694)

Net increase/(decrease)	525,372	(165,867)	(917,165)	2,062,961	(1,115,584)	2,495,597

139	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2012

	U.S. Equity		Balanced		Income Opportunity
	Year Ended 12/31/2012	Year Ended 12/31/2011	Year Ended 12/31/2012	Year Ended 12/31/2011	Year Ended 12/31/2012	Year Ended 12/31/2011
Capital shares issued on sales	261,888	232,873	4,132,176	550,440	293,125	326,009
Capital shares issued on reinvested dividends	7,717	—	—	23,706	—	—
Capital shares redeemed	(237,667)	(322,718)	(464,792)	(392,980)	(466,598)	(217,024)

Net increase/(decrease)	31,938	(89,845)	3,667,384	181,166	(173,473)	108,985

	Target VIP		Target Equity/Income		Bristol Growth
	Year Ended 12/31/2012	Year Ended 12/31/2011	Year Ended 12/31/2012	Year Ended 12/31/2011	Year Ended 12/31/2012	Year Ended 12/31/2011
Capital shares issued on sales	292,064	420,361	575,533	596,268	2,078,689	3,189,221
Capital shares issued on reinvested dividends	29,837	23,633	55,864	50,753	44,746	37,666
Capital shares redeemed	(535,048)	(533,998)	(825,534)	(857,927)	(2,365,571)	(1,519,700)

Net increase/(decrease)	(213,147)	(90,004)	(194,137)	(210,906)	(242,136)	1,707,187

(5)	Investment Transactions

Cost of purchases and proceeds from sales of investments (excluding short-term and government securities) for the year ended December 31, 2012 were as follows:

	Equity	Bond	Omni	International	Capital Appreciation
Cost of purchases	$89,305,085	$26,096,392	$58,973,472	$100,712,931	$43,057,065
Proceeds from sales	$113,271,625	$20,115,224	$63,490,428	$112,215,582	$62,120,645

	Millennium	International Small-Mid Company	Aggressive Growth	Small Cap Growth	Mid Cap Opportunity
Cost of purchases	$102,000,992	$32,114,828	$5,130,124	$21,631,145	$28,764,478
Proceeds from sales	$107,933,155	$37,867,109	$4,767,218	$24,891,086	$34,520,639

	S&P 500® Index	Strategic Value	High Income Bond	Capital Growth	Nasdaq-100® Index
Cost of purchases	$28,947,693	$263,906,802	$131,316,427	$22,827,863	$19,279,948
Proceeds from sales	$14,149,834	$43,419,735	$99,902,146	$24,544,959	$16,180,919

	Bristol	Bryton Growth	U.S. Equity	Balanced	Income Opportunity
Cost of purchases	$477,169,049	$226,820,547	$8,308,368	$73,557,311	$6,980,219
Proceeds from sales	$483,633,926	$235,789,555	$7,865,215	$20,659,481	$9,160,399

	Target VIP	Target Equity/Income	Bristol Growth
Cost of purchases	$14,984,309	$18,551,576	$234,291,357
Proceeds from sales	$16,998,258	$20,077,569	$235,187,978

Cost of purchases and proceeds from sales of government securities for the year ended December 31, 2012 were as follows:

	Bond	Omni	Balanced
Cost of purchases	$13,428,594	$97,828	$4,534,540
Proceeds from sales	$9,970,899	$—	$983,391

(6)	Financial Instruments

The Fund’s Portfolios, other than the Money Market Portfolio, may trade in financial instruments with off-balance sheet risk for hedging purposes or, otherwise, in accordance with stated investing objectives. These financial instruments may include options, futures, and foreign currency contracts that may involve, to a varying degree, elements of risk in excess of the amounts recognized on financial statements.

140	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2012

Options

A Portfolio may buy and write (i.e., sell) call and put options. In writing call options, the Portfolio gives the purchaser of the call option the right to purchase the underlying securities from the Portfolio at a specified “exercise” price at any time prior to the expiration of the option, normally within nine months. A Portfolio writes a covered call option when it owns the underlying securities and an uncovered call option when it does not. In purchasing put options, a Portfolio pays the seller of the put option a premium for the right of the Portfolio to sell the underlying securities to the seller at a specified exercise price prior to the expiration of the option. When a Portfolio sells a put option, it has the obligation to buy, and the purchaser of the put the right to sell, the underlying security at the exercise price during the option period. Whenever a Portfolio has a written covered call option outstanding, the underlying securities will be segregated by the Custodian and held in an escrow account to assure that such securities will be delivered to the option holder if the option is exercised. While the underlying securities are subject to the option, the Portfolio remains the record owner of the securities, entitling it to receive dividends and to exercise any voting rights. Whenever a Portfolio has a written uncovered call option outstanding, it will segregate with the Custodian cash or liquid assets that, when added to the amounts deposited with the broker as margin, equal to the market value of the securities underlying the call option (but not less than the exercise price of the call option). To cover a written put option, the Portfolio writing the option deposits cash or liquid securities in a segregated account at the Custodian. In order to terminate its position as the writer or the purchaser of an option, the Portfolio may enter into a “closing” transaction, which is the purchase (if the Portfolio has written the option) or sale (if the Portfolio is the purchaser of the option) of an option on the same underlying securities and having the same exercise price and expiration date as the option previously written or purchased by the Portfolio.

When a Portfolio writes a put or call option, an amount equal to the premium received is included on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. Such liability is subject to off balance sheet risks to the extent of any future increases in market value of the written options. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, a gain or loss is realized. If a written call option on an individual security is exercised, a gain or loss is realized for the sale of the underlying security, and the proceeds from the sale are increased by the premium originally received. If a written call option on a securities index is exercised, a gain or loss is realized as determined by the premium originally received, the exercise price and the market value of the index. If a written put option on an individual security is exercised, the cost of the security acquired is decreased by the premium originally received. When a Portfolio purchases a put or call option, an amount equal to the premium paid is included on the Portfolio’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Portfolio enters into a closing sale transaction, a gain or loss is realized. If a Portfolio exercises a call option on an individual security, the cost of the security acquired is increased by the premium paid for the call. If the Portfolio exercises a put option on an individual security, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. If the Portfolio exercises a put option on a security index, a gain or loss is realized as determined by the premium originally paid, the exercise price and the market value of the index.

The Balanced and Income Opportunity Portfolios wrote call options and purchased put options on the S&P 500 Index during the year ended December 31, 2012. These instruments were used by the Portfolios to provide a hedge against equity price risk. During a period in which the prices of the Portfolios’ common stocks may decline, these instruments are designed to increase in value, thus providing price accumulation gains that partially offset the price accumulation losses of the common stocks in the Portfolios.

The Balanced and Income Opportunity Portfolios’ written call options are collateralized by cash and/or securities held with the Portfolios’ prime broker and in segregated accounts at the Portfolios’ custodian. Such collateral for the Portfolios is restricted from use. The cash collateral or borrowings from the prime broker, if necessary, are included on the Statement of Assets and Liabilities. The securities pledged as collateral are noted as such on the Portfolios’ Schedules of Investments. Written and purchased options are non-income producing securities.

141	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2012

The activity in the number of option contracts written and the premiums received by the Balanced Portfolio for the year ended December 31, 2012 were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of year	—	$—
Options written	375	506,684
Options exercised	—	—
Options expired	—	—
Options closed	(375)	(506,684)

Options outstanding, end of year	—	$—

Transactions involving purchased options by the Balanced Portfolio for the year ended December 31, 2012 were: Cost of purchases: $1,926,237, Proceeds from sales: $1,193,031, Expirations: $314,600.

The activity in the number of option contracts written and the premiums received by the Income Opportunity Portfolio for the year ended December 31, 2012 were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of year	50	$102,249
Options written	538	1,062,580
Options exercised	—	—
Options expired	—	—
Options closed	(588)	(1,164,829)

Options outstanding, end of year	—	$—

Transactions involving purchased options by the Income Opportunity Portfolio for the year ended December 31, 2012 were: Cost of purchases: $1,243,154, Proceeds from sales: $713,649, Expirations: $548,145.

Futures Contracts

A Portfolio may buy or sell two kinds of financial futures contracts: stock index futures contracts and interest rate futures contracts. Stock index futures contracts are contracts developed by and traded on national commodity exchanges whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract multiplied by the specific dollar amount set by the exchange. Futures contracts may be based on broad-based stock indexes such as the S&P 500 Index or on narrow-based stock indexes. A particular index will be selected according to the Adviser’s investment strategy for the particular Portfolio. An interest rate futures contract is an agreement whereby one party agrees to sell and another party agrees to purchase a specified amount of a specified financial instrument (debt security) at a specified price at a specified date, time and place. Although interest rate futures contracts typically require actual future delivery of and payment for financial instruments, the contracts are usually closed out before the delivery date. A public market exists in interest rate futures contracts covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the Commodities Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (“FCM”), or brokerage firm, which is a member of the relevant contract market. It is expected that futures contracts trading in additional financial instruments will be authorized.

The Fund, on behalf of each Portfolio, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to each Portfolio’s operation. Accordingly, the Portfolios are not subject to registration or regulation as a commodity pool operator.

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the broker when the contract is entered into. Initial margin deposits are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded, and are similar to good faith deposits or performance bonds.

142	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2012

Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of a Portfolio’s investment limitations. A Portfolio, its futures commission merchant and the Custodian retain control of the initial margin until the contract is liquidated. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Portfolio, the Portfolio may be entitled to return of margin owed to the Portfolio only in proportion to the amount received by the FCM’s other customers. ONI and the Sub-Advisers will attempt to minimize this risk by carefully monitoring the creditworthiness of the FCMs with which the Portfolios do business. In addition to the margin restrictions discussed above, transactions in futures contracts and options on futures contracts may involve the segregation of funds pursuant to requirements imposed by the SEC. Under those requirements, where a Portfolio has a long position in a futures contract or sells a put option, it will be required to establish a segregated account (not with an FCM or broker) containing cash or certain liquid assets equal to the purchase price of the contract or the exercise price of the option (less any margin on deposit). For a short position in futures contacts held by a Portfolio or call options sold by a Portfolio, those requirements mandate the establishment of a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts or call options. However, segregation of assets is not required if a Portfolio “covers” its position.

At December 31, 2012, there was one outstanding futures contract in the International Portfolio. Details of this contract were as follows:

Type	Description	Expiration	Number of contracts	Counterparty	Contract at value	Initial contract amount	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
Long	DAX Index Futures	March 15, 2013	8	J.P. Morgan Securities LLC	$2,011,209	$2,027,207	$(15,998)	$21

The International Portfolio’s holdings of U.S. Treasury Bills, as noted on the Portfolio’s Schedule of Investments, were pledged at December 31, 2012 as collateral for this contract. The cost and value of the amount pledged at December 31, 2012 were $324,940 and $324,989, respectively.

This futures contract was executed for the purpose of increasing exposure to an attractive equities market, beyond that evidenced by the Portfolio’s investment in common stocks, while maintaining a significant cash balance that could be used for potentially higher-than-average shareholder transactions. There were other index futures contracts that were executed and closed in the International Portfolio during the year ended December 31, 2012. These were executed for similar purposes as those for futures contracts outstanding at December 31, 2012. For the year ended December 31, 2012, the notional values of futures contracts opened and closed prior to contract settlement date by the International Portfolio were approximately $11.5 million and $11.4 million, respectively.

Foreign Currency Contracts

In order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, each Portfolio, other than the Money Market Portfolio, may engage in forward foreign currency contracts, foreign currency options and foreign currency futures contracts in connection with the purchase, sale or ownership of a specific security. The International Portfolio, International Small-Mid Company Portfolio, Strategic Value Portfolio and High Income Bond Portfolio may engage in non-hedging related transactions to implement their investment strategies.

The Portfolios generally conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market. When a Portfolio purchases or sells a security denominated in or exposed to a foreign currency, it may enter into a forward foreign currency contract (“forward contract”) for the purchase or sale, for a fixed amount of dollars, of the amount of currency involved in the underlying security transaction. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. In this manner, a Portfolio may obtain protection against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received. Although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

143	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2012

Forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Generally a forward contract has no deposit requirement, and no commissions are charged. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they buy and sell various currencies. When the Portfolio manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a Portfolio may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of that Portfolio’s securities denominated in or exposed to such foreign currency. No Portfolio will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of its assets denominated in or exposed to that currency. At the consummation of a forward contract for delivery by a Portfolio of a foreign currency, the Portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency. If the Portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of its securities denominated in such currency or through conversion of other Portfolio assets into such currency. It is impossible to forecast the market value of Portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver, and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary for the Portfolio to sell on the spot market some of the foreign currency received on the sale of its hedged security if the security’s market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

If the Portfolio retains the hedged security and engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in spot or forward contract prices. If a Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Buyers and sellers of foreign currency options and futures contracts are subject to the same risks previously described with respect to options and futures generally. In addition, settlement of currency options and futures contracts with respect to most currencies must occur at a bank located in the issuing nation. The ability to establish and close out positions on such options is subject to the maintenance of a liquid market that may not always be available. Currency rates may fluctuate based on political considerations and governmental actions as opposed to purely economic factors.

Predicting the movements of foreign currency in relation to the U.S. dollar is difficult and requires different skills than those necessary to predict movements in the securities market. There is no assurance that the use of foreign currency hedging transactions can successfully protect a Portfolio against loss resulting from the movements of foreign currency in relation to the U.S. dollar. In addition, it must be remembered that these methods of protecting the value of a Portfolio’s securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

144	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2012

Details of the foreign currency contracts outstanding in the International Portfolio at December 31, 2012 are as follows:

Contracts to buy foreign currency:

Date of contract	Exchange date	Counterparty	Currency to receive	Currency to deliver	Contract at value	Unrealized Appreciation (Depreciation)
October 8, 2012	January 10, 2013	HSBC	85,604,000 RUB	$2,715,002	$2,798,879	$83,877
November 14, 2012	January 22, 2013	BARC	96,805,000 INR	$1,744,234	$1,760,090	$15,856
November 29, 2012	January 22, 2013	HSBC	93,520,900 INR	$1,693,299	$1,700,379	$7,080
November 27, 2012	March 6, 2013	HSBC	4,400,000 NZD	$3,592,028	$3,621,753	$29,725
December 14, 2012	March 13, 2013	HSBC	227,900,000 JPY	$2,731,631	$2,631,958	$(99,673)
December 18, 2012	March 13, 2013	HSBC	154,620,300 JPY	$1,839,404	$1,785,670	$(53,734)
December 11, 2012	March 14, 2013	HSBC	1,870,000 GBP	$3,012,682	$3,037,061	$24,379
December 11, 2012	March 14, 2013	HSBC	3,390,000 CAD	$3,430,653	$3,402,996	$(27,657)
December 11, 2012	March 14, 2013	JPM	4,575,000 GBP	$7,366,473	$7,430,242	$63,769

				$28,125,406	$28,169,028	$43,622

Contracts to sell foreign currency:

International
Date of contract	Exchange date	Counterparty	Currency to receive	Currency to deliver	Contract at value	Unrealized Appreciation (Depreciation)
November 14, 2012	January 22, 2013	BARC	$ 3,426,657	7,160,000 BRL	$3,488,198	$(61,541)
December 4, 2012	March 13, 2013	HSBC	$ 13,988,415	1,144,811,910 JPY	$13,221,137	$767,278

			$ 17,415,072		$16,709,335	$705,737

Counterparties	Currencies
HSBC – HSBC Bank USA, N.A.	RUB – New Russian Rubel
JPM – JPMorgan Chase Bank, N.A.	INR – Indian Rupee
BARC – Barclays Bank PLC	NZD – New Zealand Dollar
JPY – Japanese Yen
GBP – British Pound
CAD – Canadian Dollar
BRL – Brazilian Real

Foreign currency contracts were executed in the International Portfolio in order to mitigate the effect that exchange rate volatility had on the valuation of the Portfolio’s investments that were either under-weighted or over-weighted in relation to the Portfolio’s benchmark index. The Portfolio was under-weighted in equity investments within the countries of Russia, India, New Zealand, Great Britain, and Canada. The Portfolio executed contracts to buy those countries’ currencies to mitigate the effects that volatility in those currencies’ exchange rates might otherwise have on the Portfolio’s performance relative to the benchmark. The Portfolio was over-weighted in equity investments within the countries of Brazil and Japan and, likewise, executed contracts to sell those countries’ currencies in order to mitigate the effect that volatility in the exchange rate might otherwise have on relative performance.

The Portfolio entered into other foreign currency contracts during the year for similar benchmark performance hedging purposes. The Portfolio also entered into contracts that were the inverse of previously executed contracts to effectively exit prior contracts earlier than stated contract delivery dates, as over-weights or under-weights were reduced, or as previously executed contracts resulted in an attractive return to the Portfolio. For the year ended December 31, 2012, the notional value of foreign currency contracts executed by the International Portfolio were approximately $326.9 million for currencies bought and approximately $319.4 million for currencies sold.

145	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2012

The values and financial statement effects of derivative instruments that were not accounted for as hedging instruments as of, and for the year ended December 31, 2012, were as follows:

Portfolio	Instrument	Primary Risk Type	Value-Asset Derivatives	Value-Liability Derivatives	Location on Statements of Assets and Liabilities
International	Contracts to buy foreign currencies	Currency exchange rate	$28,169,028	$(28,125,406)	(1)

	Contracts to sell foreign currencies	Currency exchange rate	$17,415,072	$(16,709,335)	(1)

	Futures contracts	Equity price	$2,011,209	$(2,027,207)	(2)

Balanced	Purchased options	Equity price	$401,100	$—	(3)

Income Opportunity	Purchased options	Equity price	$57,300	$—	(3)

(1)	Net unrealized appreciation on foreign currency contacts
(2)	Net unrealized appreciation on futures contracts
(3)	Investments in securities, at value
(4)	Options written, at value

Portfolio	Instrument	Risk Type	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income	Location on Statements of Operations
International	Foreign currency contracts	Currency exchange rate	$4,177,750	$(1,235,849)	(1), (2)

	Futures contracts	Equity price	$103,370	$(55,602)	(3), (4)

Balanced	Purchased options	Equity price	$(314,600)	$(17,505)	(5), (6)

	Written options	Equity price	$(139,933)	$—	(7), (8)

Income Opportunity	Purchased options	Equity price	$(548,145)	$64,465	(5), (6)

	Written options	Equity price	$(263,013)	$22,751	(7), (8)

(1)	Net realized gain (loss) on foreign currency contracts
(2)	Change in unrealized appreciation/depreciation on foreign currency contracts
(3)	Net realized gain (loss) on futures contracts
(4)	Change in unrealized appreciation/depreciation on futures contracts
(5)	Net realized gain (loss) on investments
(6)	Change in unrealized appreciation/depreciation on investments
(7)	Net realized gain (loss) on written options
(8)	Change in unrealized appreciation/depreciation on written options

146	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2012

(7)	Federal Income Tax Information

At December 31, 2012, the components of accumulated earnings (deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains (Losses)	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)(1)	Total Accumulated Earnings (Deficit)
Equity	$367,208	$—	$367,208	$(109,176,644)	$23,672,680	$(85,136,756)
Money Market	—	—	—	—	—	—
Bond	5,756,080	—	5,756,080	(13,095,188)	14,784,981	7,445,873
Omni	116,546	—	116,546	(4,281,450)	1,818,860	(2,346,044)
International.	5,607,011	—	5,607,011	(91,803,628)	36,434,497	(49,762,120)
Capital Appreciation	83,350	—	83,350	(9,467,074)	12,600,804	3,217,080
Millennium	—	—	—	(7,160,910)	1,985,715	(5,175,195)
International Small-Mid Company	324,350	—	324,350	(12,428,660)	14,693,887	2,589,577
Aggressive Growth	103,178	—	103,178	(926,592)	7,701,693	6,878,279
Small Cap Growth	1,231,899	4,665,376	5,897,275	—	1,764,497	7,661,772
Mid Cap Opportunity.	—	—	—	(24,689,868)	9,517,626	(15,172,242)
S&P 500® Index	741,137	—	741,137	(1,370,102)	44,464,029	43,835,064
Strategic Value	2,248,868	—	2,248,868	(6,052,041)	1,681,512	(2,121,661)
High Income Bond	21,490,144	4,485,600	25,975,744	—	16,141,992	42,117,736
Capital Growth	488,764	3,302,339	3,791,103	—	9,349,925	13,141,028
Nasdaq-100® Index	431,659	244,406	676,065	—	16,663,050	17,339,115
Bristol	563,023	7,883,154	8,446,177	—	9,315,151	17,761,328
Bryton Growth	7,458,993	4,746,750	12,205,743	—	(646,972)	11,558,771
U.S. Equity	22,445	—	22,445	(5,766,338)	2,148,659	(3,595,234)
Balanced	651,938	—	651,938	(344,425)	2,746,717	3,054,230
Income Opportunity	119,759	—	119,759	(178,081)	1,326,409	1,268,087
Target VIP	79,804	—	79,804	(6,313,615)	2,070,745	(4,163,066)
Target Equity/Income	116,187	—	116,187	(15,288,008)	1,382,038	(13,789,783)
Bristol Growth	1,134,150	5,795,060	6,929,210	—	4,870,688	11,799,898

(1)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributed primarliy to tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/(losses) on certain instruments.

For Federal income tax purposes, the following Portfolios had capital loss carry forwards as of December 31, 2012 that are available to offset future realized gains, if any:

	Total Loss Carryforward	Expiration
Portfolio		2016	2017	2018	No Expiration Short Term	No Expiration Long Term
Equity	$109,176,644	$58,736,517	$47,422,387	$3,017,740	$—	$—
Bond	13,095,188	3,572,434	9,522,754	—	—	—
Omni	4,281,450	—	4,281,450	—	—	—
International.	91,803,628	26,011,498	65,792,130	—	—	—
Capital Appreciation	9,467,074	—	9,467,074	—	—	—
Millennium	7,160,910	—	7,160,910	—	—	—
International Small-Mid Company	12,428,660	1,536,227	10,892,433	—	—	—
Aggressive Growth	926,592	—	705,621	—	220,971	—
Mid Cap Opportunity.	24,689,868	11,038,408	13,651,460	—	—	—
S&P 500® Index	1,370,102	—	58,164	1,311,938	—	—
Strategic Value	6,052,041	3,585,588	2,272,799	193,654	—	—
U.S. Equity	5,766,338	1,759,920	4,006,418	—	—	—
Balanced	344,425	—	344,425	—	—	—
Income Opportunity	178,081	—	37,641	140,440	—	—
Target VIP	6,313,615	—	6,313,615	—	—	—
Target Equity/Income	15,288,008	—	12,624,380	—	2,663,628	—

147	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2012

The Board does not intend to authorize a distribution of any realized gain for a Portfolio until the capital loss carry over has been offset or expires.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act were effective for the Fund’s fiscal year ending December 31, 2012. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each Portfolio’s pre-enactment capital loss carryovers may expire without being utilized due to the Act’s requirement that post-enactment capital losses be utilized before pre-enactment capital loss carryovers.

The tax characteristics of distributions paid to shareholders for the year ended December 31, 2012 were as follows:

Portfolio	Ordinary Income	Net Long-Term Capital Gains	Total Distribution Paid
Equity	$2,551,766	$—	$2,551,766
Omni	434,512	—	434,512
Capital Appreciation	681,205	—	681,205
S&P 500® Index	2,826,655	—	2,826,655
Strategic Value	3,918,367	—	3,918,367
Nasdaq-100® Index	447,911	—	447,911
Bristol	1,149,626	—	1,149,626
US Equity	86,203	—	86,203
Target VIP	297,777	—	297,777
Target Equity/Income	449,704	—	449,704
Bristol Growth	473,865	—	473,865

The tax characteristics of distributions paid to shareholders for the year ended December 31, 2011 were as follows:

Portfolio	Ordinary Income	Net Long-Term Capital Gains	Total Distribution Paid
Equity	$1,709,149	$—	$1,709,149
Omni	467,625	—	467,625
Capital Appreciation	471,108	—	471,108
S&P 500® Index	2,390,576	—	2,390,576
Strategic Value	599,193	—	599,193
Nasdaq-100® Index	205,415	—	205,415
Bristol	910,805	—	910,805
Balanced	324,529	—	324,529
Target VIP	209,154	—	209,154
Target Equity/Income	373,545	—	373,545
Bristol Growth	366,489	—	366,489

148	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2012

During the year, the Fund recorded classifications within the composition of net assets for permanent book/tax differences. These classifications were as follows:

	Equity	Money Market	Bond	Omni	International	Capital Appreciation	Millennium	International Small-Mid Company	Aggressive Growth	Small Cap Growth	Mid Cap Opportunity	S&P 500® Index
Consent distributions
Paid in capital in excess of par value	$324,074	$—	$5,641,940	$73,015	$1,009,365	$43,504	$—	$729,334	$3,051	$1,520,145	$—	$408,791
Undistributed net investment income	(324,074)	—	(5,641,940)	(73,015)	(1,009,365)	(43,504)	—	(729,334)	(3,051)	—	—	(408,791)
Accumulated net realized gain (loss) on investments	—	—	—	—	—	—	—	—	—	(1,520,145)	—	—
Undistributed net investment losses
Paid in capital in excess of par value	—	—	—	—	—	—	(167,248)	—	—	—	(90,469)	—
Undistributed net investment income	—	—	—	—	—	—	167,248	—	—	69,184	90,469	—
Accumulated net realized gain (loss) on investments	—	—	—	—	—	—	—	—	—	(69,184)	—	—
Foreign currency related reclassifications
Undistributed net investment income	—	—	—	16	3,868,130	(648)	—	(74,888)	8	(18)	—	—
Accumulated net realized gain (loss) on investments	—	—	—	(16)	(3,868,130)	648	—	74,888	(8)	18	—	—
Real estate investment trust (REIT) reclassifications
Undistributed net investment income	(16,079)	—	—	—	—	—	—	—	(846)	—	—	(61,826)
Accumulated net realized gain (loss) on investments	16,079	—	—	—	—	—	—	—	846	—	—	61,826
Passive Foreign Investment Company (PFIC) reclassifications
Undistributed net investment income	—	—	—	32,253	—	5,991	—	—	—	—	—	—
Accumulated net realized gain (loss) on investments	—	—	—	(32,253)	—	(5,991)	—	—	—	—	—	—
Other permanent differences
Paid in capital in excess of par value	—	—	—	—	—	—	—	—	—	—	(295)	—
Undistributed net investment income	—	—	(2,664)	—	—	(4,526)	—	—	—	—	(32,488)	(4,734)
Accumulated net realized gain (loss) on investments	—	—	2,664	—	—	4,526	—	—	—	—	32,783	4,734

149	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2012

	Strategic Value	High Income Bond	Capital Growth	Nasdaq-100® Index	Bristol	Bryton Growth	U.S. Equity	Balanced	Income Opportunity	Target VIP	Target Equity/Income	Bristol Growth
Consent distributions
Paid in capital in excess of par value	$559,206	$22,704,018	$2,711,694	$4,882,212	$3,107,885	$22,416,519	$87,152	$57,455	$108,336	$24,083	$50,416	$7,814,376
Undistributed net investment income	(559,206)	(21,132,185)	—	(20,387)	(76,535)	(830,922)	(87,152)	(57,455)	(108,336)	(24,083)	(50,416)	(20,648)
Accumulated net realized gain (loss) on investments	—	(1,571,833)	(2,711,694)	(4,861,825)	(3,031,350)	(21,585,597)	—	—	—	—	—	(7,793,728)
Undistributed net investment losses
Paid in capital in excess of par value	—	—	—	—	—	—	—	—	—	—	—	—
Undistributed net investment income	—	—	96,135	—	—	766,536	—	—	—	—	—	—
Accumulated net realized gain (loss) on investments	—	—	(96,135)	—	—	(766,536)	—	—	—	—	—	—
Foreign currency related reclassifications
Undistributed net investment income	356,986	—	—	(37)	130	136	—	7	—	(50)	(145)	—
Accumulated net realized gain (loss) on investments	(356,986)	—	—	37	(130)	(136)	—	(7)	—	50	145	—
Real estate investment trust (REIT) reclassifications
Undistributed net investment income	(39)	—	(28,069)	—	—	111,045	—	76	7	—	—	—
Accumulated net realized gain (loss) on investments	39	—	28,069	—	—	(111,045)	—	(76)	(7)	—	—	—
Passive Foreign Investment Company (PFIC) reclassifications
Undistributed net investment income	—	—	—	—	238,448	—	—	—	—	—	—	104,112
Accumulated net realized gain (loss) on investments	—	—	—	—	(238,448)	—	—	—	—	—	—	(104,112)
Other permanent differences
Paid in capital in excess of par value	—	—	(2,376)	—	—	—	—	—	(66)	—	—	—
Undistributed net investment income	(1,097)	—	(14,700)	—	—	—	—	—	486	—	—	—
Accumulated net realized gain (loss) on investments	1,097	—	17,076	—	—	—	—	—	(420)	—	—	—

150	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2012

The cost basis for Federal income tax purposes may differ from the cost basis for financial reporting purposes. The table below details the unrealized appreciation (depreciation) and aggregate cost of securities at December 31, 2012 for Federal income tax purposes.

	Equity	Bond	Omni	International	Capital Appreciation	Millennium
Gross unrealized:
Appreciation	$31,948,835	$15,004,072	$2,660,049	$40,269,309	$16,804,570	$2,553,854
Depreciation	(8,276,155)	(219,091)	(841,189)	(3,834,812)	(4,203,766)	(568,139)

Net unrealized appreciation (depreciation)	$23,672,680	$14,784,981	$1,818,860	$36,434,497	$12,600,804	$1,985,715

Aggregate cost of securities:	$162,319,408	$155,352,951	$31,161,816	$147,858,772	$103,354,581	$32,225,116

	International Small-Mid Company	Aggressive Growth	Small Cap Growth	Mid Cap Opportunity	S&P 500® Index	Strategic Value
Gross unrealized:
Appreciation	$15,184,297	$8,992,204	$4,028,478	$12,604,032	$67,493,585	$9,685,136
Depreciation	(490,410)	(1,290,511)	(2,263,981)	(3,086,406)	(23,029,556)	(8,003,624)

Net unrealized appreciation (depreciation)	$14,693,887	$7,701,693	$1,764,497	$9,517,626	$44,464,029	$1,681,512

Aggregate cost of securities:	$49,988,898	$25,480,341	$33,278,995	$57,894,877	$163,340,790	$258,153,134

	High Income Bond	Capital Growth	Nasdaq-100® Index	Bristol	Bryton Growth	U.S. Equity
Gross unrealized:
Appreciation	$19,884,012	$12,208,669	$19,572,754	$15,866,901	$13,452,745	$2,524,742
Depreciation	(3,742,020)	(2,858,744)	(2,909,704)	(6,551,750)	(14,099,717)	(376,083)

Net unrealized appreciation (depreciation)	$16,141,992	$9,349,925	$16,663,050	$9,315,151	$(646,972)	$2,148,659

Aggregate cost of securities:	$292,105,942	$46,449,891	$51,021,932	$194,293,084	$155,954,912	$13,453,650

	Balanced	Income Opportunity	Target VIP	Target Equity/Income	Bristol Growth
Gross unrealized:
Appreciation	$3,866,192	$1,447,186	$3,496,576	$2,314,061	$8,002,507
Depreciation	(1,119,475)	(120,777)	(1,425,831)	(932,023)	(3,131,819)

Net unrealized appreciation (depreciation)	$2,746,717	$1,326,409	$2,070,745	$1,382,038	$4,870,688

Aggregate cost of securities:	$74,015,445	$8,312,660	$19,028,478	$20,509,651	$101,083,947

(8)	Legal Matters

In December 2007, the Target Equity/Income Portfolio, as a shareholder of Lyondell Chemical Company (“Lyondell”), participated in a cash out merger of Lyondell in which it received $48 per share of consideration (the “Merger”). Lyondell later filed for bankruptcy and two entities created by the Lyondell bankruptcy plan of reorganization have initiated lawsuits seeking to recover, or clawback, proceeds received by shareholders in the December 2007 merger based on fraudulent transfer claims.

The first action, Edward S. Weisfelner, as Trustee of the LB Creditor Trust v. Morgan Stanley & Co., Inc., et. al., was initiated on October 22, 2010 (the “Creditor Trust Action”), in the Supreme Court of the State of New York in the County of New York but has subsequently been removed to the U.S. Bankruptcy Court for the Southern District of New York. The second action, Edward S. Weisfelner, as Trustee of the LB Litigation Trust v. Holmes TTEE, et. al., was initiated on December 23, 2010 (the “Litigation Trust Action”), in the U.S. Bankruptcy Court for the Southern District of New York. Both actions attempt to recover the proceeds paid out to the holders of Lyondell shares at the time of the 2007 merger.

On January 4, 2012, the Fund was named in a second amended complaint in the Creditor Trust Action. The Target Equity/Income Portfolio composes part of the Fund. The value of the proceeds received by the Target Equity/Income Portfolio as a result of the Merger was $1,772,400. On March 2, 2012, the Fund moved the U.S. Bankruptcy Court for the Southern District of New York to dismiss it from the Creditor Trust Action. The Court has yet to take any action on the motion to dismiss. The outcome of these

151	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2012

proceedings on the Portfolio cannot be predicted. Management of the Fund is currently assessing the cases and has not yet determined the potential effect, if any, on the net asset value of the Target Equity/Income Portfolio.

Also, in December 2007, the S&P 500® Index and Strategic Value Portfolios, shareholders of the Tribune Company, participated in a similar cash out merger in which shareholders received $34 per share of consideration. The company subsequently filed for bankruptcy and several legal complaints have been initiated by groups of Tribune Company creditors seeking to recover, or clawback, proceeds received by shareholders based on fraudulent transfer claims (the “Tribune Bankruptcy”).

The first action, Official Committee of Unsecured Creditors of Tribune Company v. FitzSimons, et. al., was initiated on November 1, 2010 in the U.S. Bankruptcy Court for the District of Delaware. As a result of these proceedings, the Court agreed to allow individual creditors to file similar complaints in U.S. state courts. The Fund is specifically named in a complaint in the U.S. District Court, Southern District of Ohio, Western Division, Deutsche Bank Trust Company Americas, et. al. v. American Electric Power, et. al., that was initiated in June of 2011. The Fund, along with the Strategic Value Portfolio, is also named in a similar complaint in the U.S. District Court, Eastern District of Pennsylvania, Deutsche Bank Trust Company Americas, et. al. v. Ametek Inc. Employees Master Retirement Trust, et. al. These Tribune litigation actions have been consolidated into a single Multidistrict Litigation (“MDL”) in the U.S. District Court, Southern District of New York. On November 6, 2012, the Fund, along with other similarly situated defendants in the MDL, filed a motion to dismiss the individual creditor actions. Subsequently, the Court scheduled oral arguments on the motion to dismiss for March 1, 2013. The value of the proceeds received by the S&P 500® Index and Strategic Value Portfolios, was $37,910 and $384,200, respectively. The outcome of these proceedings on the two Portfolios of the Fund cannot be predicted. Management of the Fund is currently assessing the complaints and has not yet determined the potential effect, if any, on the respective net assets values of those Portfolios.

152

Ohio National Fund, Inc.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders Ohio National Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of the Equity Portfolio, Money Market Portfolio, Bond Portfolio, Omni Portfolio, International Portfolio, Capital Appreciation Portfolio, Millennium Portfolio, International Small-Mid Company Portfolio, Aggressive Growth Portfolio, Small Cap Growth Portfolio, Mid Cap Opportunity Portfolio, S&P 500 Index Portfolio, Strategic Value Portfolio, High Income Bond Portfolio, Capital Growth Portfolio, Nasdaq-100 Index Portfolio, Bristol Portfolio, Bryton Growth Portfolio, U.S. Equity Portfolio, Balanced Portfolio, Income Opportunity Portfolio, Target VIP Portfolio, Target Equity/Income Portfolio and Bristol Growth Portfolio (each a Portfolio and collectively, the Portfolios of the Ohio National Fund, Inc.), including the schedules of investments, as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 18, 2013

153

Ohio National Fund, Inc.

Additional Information (Unaudited)	December 31, 2012

(1)	Review and Approval of Advisory and Sub-advisory Agreements

At a meeting held on November 13, 2012, the Board of Directors, including a majority of the Directors who are not “interested persons” of the Fund (the “Independent Directors”), approved the continuation of the Investment Advisory Agreement with ONI (the “Adviser”) and, as applicable, the sub-advisory agreement with the Sub-Adviser (each a “Sub-Adviser,” and together the “Sub-Advisers”) for each of the Portfolios identified below. The Independent Directors were separately represented by independent legal counsel in connection with their consideration of the approval of the continuation of these agreements.

The Directors noted that the Adviser is responsible for monitoring the investment performance and other responsibilities of the various Sub-Advisers that have day-to-day responsibility for the decisions made for certain of the Fund’s investment portfolios. They also noted that the Adviser reports to the Fund’s Board on its analysis of each Sub-Adviser’s performance at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Adviser will add or remove a particular Sub-Adviser from a watchlist that it maintains. Watchlist criteria include, for example: (a) fund performance over various time periods; (b) fund risk issues, such as changes in key personnel involved with fund management or changes in investment philosophy or process; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Sub-Adviser.

In considering the Investment Advisory and sub-advisory agreements, the Board requested and reviewed a significant amount of information relating to each Portfolio, the Adviser and the Sub-Advisers, including the following: (1) performance data for each Portfolio for various time periods, including year-to-date through September 30, 2012, (2) comparative performance, advisory fee and expense ratio information for a peer group of funds in the respective Portfolio’s Morningstar category (a “Morningstar Peer Group”), as well as management fee peer comparison charts showing where each Portfolio’s advisory fee was located in the dispersion of its peer funds’ advisory fees; (3) comparable performance information for each Portfolio’s relevant benchmark index or indices; (4) comparative data regarding advisory fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other institutional funds and institutional accounts using investment strategies and techniques similar to those used in managing the Portfolios; (5) comparative data regarding the expense ratio of each Portfolio, as compared to its Morningstar Peer Group; (6) profitability analyses for the Adviser with respect to each Portfolio; and (7) other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers, as applicable. The Directors also took into account information on the services provided by the Adviser and each Sub-Adviser and performance, fee and expense ratio information regarding each Portfolio provided to them periodically throughout the year. They also met with a representative of the Adviser to review the relative performance of each Portfolio, as compared with its benchmark(s) and peers, and in particular discussed those Portfolios that were on the watchlist.

The Independent Directors were assisted by experienced independent legal counsel throughout the contract review process. They discussed the proposed continuances in private session with such counsel at which no representatives of management, the Adviser or any Sub-Adviser were present. The Independent Directors relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating each Advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached by the Independent Directors were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Director may have afforded different weight to the various factors in reaching his or her conclusions with respect to each Advisory and sub-advisory agreement.

Nature, Extent and Quality of Services

The Board evaluated the nature, extent and quality of the advisory services provided to the Portfolios by the Adviser. As part of its review, the Board reviewed information regarding the Adviser’s operations, procedures and personnel. The Directors took into account information they received during the previous year at Board meetings and other discussions and through periodic reports regarding the Adviser’s performance of its duties. The Directors considered the capabilities and resources that the Adviser has dedicated to performing services on behalf of the Fund and its Portfolios. The quality of administrative and other services, including the Adviser’s role in monitoring the performance and quality of compliance of the Sub-Advisers, also was considered. The Directors also considered the quality of the compliance programs of the Adviser and its responsiveness to inquiries and requests from the Board.

For each Portfolio subject to a sub-advisory agreement (all Portfolios other than the Money Market Portfolio, Bond Portfolio, S&P 500® Index Portfolio, Nasdaq-100® Index Portfolio and the fixed income portion of the Omni Portfolio), the Board considered similar criteria as applied to each Sub-Adviser, including the nature, extent and quality of the sub-advisory services provided by each Sub-Adviser. In addition to the criteria used to review the Adviser, the Directors reviewed biographical information on each Sub-Adviser’s portfolio management and other professional staff, and each Sub-Adviser’s brokerage practices, including any soft dollar benefits received. The Directors also reviewed the performance record of each Portfolio or portion of a Portfolio managed by the applicable Sub-Adviser. The Board also considered the quality of each Sub-Adviser’s compliance program as it relates to the applicable Portfolio. It was the Directors’ conclusion that overall, they were satisfied with the nature, extent and quality of services provided to the Fund and each of the Portfolios.

Investment Performance

A representative of the Adviser reviewed with the Directors each Portfolio’s performance year-to-date and for the 1-, 3- and 5-year periods ended September 30, 2012, as compared to the Portfolio’s Morningstar Peer Group and benchmark(s). The Board also considered the Adviser’s

154	(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2012

effectiveness in monitoring the performance of each Sub-Adviser and the Adviser’s timeliness in responding to performance issues. A Portfolio-by-Portfolio discussion of each Portfolio’s performance and the Board’s conclusions regarding that performance is set forth below.

Fees and Expenses

The Board considered the advisory fee for each Portfolio, as well as the fee’s difference from the average advisory fee for the Portfolio’s Morningstar Peer Group and the fee’s percentile ranking within the peer group. The Board also considered the difference between each Portfolio’s overall expense ratio and that of its Morningstar Peer Group, as well as the expense ratio’s percentile ranking within the peer group.

Additionally, the Board considered certain adjusted statistics for Portfolios whose Morningstar Peer Group’s average advisory fee was likely to be skewed by the inclusion of index funds and funds of funds. The Board looked at the average assets for each fund in the respective peer group, excluding index funds and funds of funds (the “Adjusted Peer Group”) and then compared the advisory fee that would have been paid by the Portfolio if the Portfolio had assets equal to the adjusted peer group’s average assets. The Board considered that comparison on an absolute and percentile ranking basis.

The Board also considered the fees paid to Sub-Advisers. With respect to the Portfolios sub-advised by Suffolk, an affiliate of the Adviser, the Board evaluated the reasonableness of the total fees received by the Adviser. With respect to those Portfolios sub-advised by a Sub-Adviser that is not affiliated with the Adviser, the Board relied to a degree on the Adviser’s negotiation of each sub-advisory agreement on an arm’s-length basis, noting that in the past the Adviser has negotiated decreases in the sub-advisory fee for certain Portfolios and that the Adviser had always passed on the decrease by reducing its advisory fee by the same amount. Additionally, the Board considered the fees charged by the Adviser and Sub-Advisers to their separately managed institutional accounts and other accounts, and had no concerns with those rates relative to the fees charged to the Portfolio. The Directors also recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds and separately managed accounts.

Profitability

The Board considered the advisory fee paid to the Adviser for each Portfolio and noted the pre-tax profit margins reported by the Adviser for each Portfolio. The Directors noted that the Adviser, and not the Portfolios, is responsible for paying sub-advisory fees to the Portfolio Sub-Advisers. The Board also evaluated whether the net advisory fee received by the Adviser for each Portfolio, after paying sub-advisory fees to the Sub-Adviser, was reasonable, given the level of the Adviser’s services to the Portfolio. The Directors took into account the fact that the Adviser is contractually obligated to reimburse each Portfolio for certain of its expenses should they exceed a specified amount. Additionally, the Directors acknowledged that calculating the Adviser’s profitability related to a specific Portfolio can be challenging and imprecise because of the difficulties in appropriately allocating the Adviser’s expenses across the Portfolios.

The Board also noted that the Adviser has been subsidizing the Money Market Portfolio to assure that it continues to be available to all of Ohio National Fund, Inc.’s shareholders (i.e., the shareholders of every Portfolio), so that shareholders in other Portfolios can elect to invest in the Money Market Portfolio to the extent they want to take a more defensive posture. Consequently, because the Adviser’s subsidization of the Money Market Portfolio benefits the shareholders of every Portfolio, the Board acknowledged that a portion of the costs incurred by the Adviser in subsidizing the Money Market Portfolio should be considered with respect to the Adviser’s profitability from managing each of the other Portfolios.

The Board also considered the reasonableness of the sub-advisory fees paid by the Adviser to each Sub-Adviser. The Directors relied on the ability of the Adviser to negotiate the terms of each sub-advisory agreement, including the sub-advisory fee, at arm’s-length, noting that the Adviser is not affiliated with any Portfolio Sub-Adviser other than Suffolk. Accordingly, the cost of services provided by each unaffiliated Sub-Adviser and the profitability to the Sub-Adviser of its relationship with the applicable Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board concluded that the potential realization of economies of scale by the Portfolios from the sub-advisory arrangements with the unaffiliated Sub-Advisers should not be a material factor in the Board’s deliberations.

In considering the reasonableness of the sub-advisory fees payable by the Adviser to Suffolk, the Directors noted that the Adviser, not the Portfolios, is responsible for paying sub-advisory fees to Suffolk and therefore concluded that the profitability to Suffolk of its relationship to the applicable Portfolios should not be a material factor in the Board’s deliberations. For similar reasons, the Board concluded that the potential realization of economies of scale by the applicable Portfolios from the sub-advisory arrangements with Suffolk should not be a material factor in the Board’s deliberations.

After considering all of the above, the Board concluded that the profitability of the Adviser with respect to each Portfolio was reasonable.

Economies of Scale

The Directors noted that all of the advisory and sub-advisory fee schedules contain breakpoints that would reduce the applicable advisory or sub-advisory fees on assets above a specified level as the applicable Portfolio’s assets increase. The Directors also noted that a Portfolio would realize additional economies of scale if the Portfolio’s assets increase over time proportionately more than certain other expenses. The Directors took into account that many of the Portfolios had relatively few assets under management. After considering each Portfolio’s current size and potential for growth, the Board concluded that each Portfolio is likely to benefit from economies of scale as the Portfolio’s assets increase.

155	(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2012

Portfolio-by-Portfolio Analysis

In addition to the foregoing, the Directors considered the specific factors and related conclusions set forth below with respect to each Portfolio’s performance and fees and expenses. Except as otherwise indicated, the performance data described below for each Portfolio is for periods ending September 30, 2012 and the advisory fee and expense data described below is through August 31, 2012 for a Portfolio’s Morningstar peer group and its Adjusted Peer Group.

Equity Portfolio (Adviser — ONI, Sub-Adviser — Legg Mason). The Portfolio underperformed its benchmark index and peer group average for the year-to-date and 1-, 3-, and 5-year periods. While expressing significant concern about the underperformance, the Adviser noted that the Portfolio outperformed its peer group average in 8 of the 11 months prior to the meeting, but that the Portfolio’s underperformance in the other 3 months was extensive enough to result in underperformance for the entire year-to-date period. The Adviser indicated that the Portfolio remains on its watchlist. The Directors noted that the Portfolio’s advisory fee was higher than the peer group average, and recognized that the Portfolio’s expense ratio was at the peer group average. After a lengthy discussion, the Adviser agreed to closely monitor the performance of the Portfolio and proposed that the agreement with the Sub-Adviser should be renewed only through May 31, 2013. Based upon its review, the Board concluded that approval of the continuation of the sub-advisory agreement only through May 31, 2013 was appropriate in order to address performance, and that the advisory and sub-advisory fees were reasonable.

Money Market Portfolio (Adviser — ONI). The Portfolio outperformed its peer group average for the year-to-date and trailing 1- and 3-year periods, but underperformed its peer group average for the 5-year period. The Directors noted that the Portfolio’s advisory fee and expense ratio were well below average relative to its peer group and that the Adviser has a negative profit margin for the Portfolio. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory fee was reasonable.

Bond Portfolio (Adviser — ONI). Although the Portfolio underperformed its benchmark index for the year-to-date and 1-, 3- and 5-year periods and its peer group average for the 5-year period, the Directors noted that the Portfolio outperformed its peer group average for the year-to-date and 1- and 3-year periods. The Adviser pointed out that the relative performance of the peer group to the benchmark was indicative that the recent periods had been difficult for active managers, and he recommended that the Directors focus on the Portfolio’s performance relative to that of its peer group average. The Directors noted that, although the Portfolio’s advisory fee was slightly above the peer group average, the Portfolio’s expense ratio was below the peer group average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory fee was reasonable.

Omni Portfolio (Adviser — ONI, Sub-Adviser — Suffolk). The Omni Portfolio underperformed its benchmark index for the year-to-date, 1-, 3- and 5-year periods and its peer group average for the 3- and 5-year periods, while outperforming the peer group average in the year-to-date and 1-year periods. The Adviser pointed out, however, that the Portfolio had performed in the top 1 percent of the US Insurance Fund Moderate Allocation group over the 3-month period ending September 30, 2012, and outperformed the same group average over the trailing 10-year period. The Adviser also pointed out that the relative performance of the peer group to the benchmark was indicative that the recent periods had been difficult for active managers, and he recommended that the Directors focus on the Portfolio’s performance relative to that of its peer group average. The Board noted that the Portfolio’s advisory fee and expense ratio were below the Portfolio’s peer group average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

International Portfolio (Adviser — ONI, Sub-Adviser — Federated Global). The International Portfolio outperformed its peer group average for the year-to-date, 1-, 3-, and 5-year periods, and outperformed its benchmark index in each of the same periods except the 5-year period. The Board noted that while the Portfolio’s advisory fee was above the peer group average, its expense ratio was at the peer group average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

Capital Appreciation Portfolio (Adviser — ONI, Sub-Adviser — Jennison). The Portfolio outperformed its benchmark index for the 5-year period and its peer group average for the 3- and 5-year periods, but underperformed both for the year-to-date and 1-year periods and the benchmark index for the 3-year period. The Board noted that it focuses more on longer term performance, particularly because recent periods have been difficult for active managers. The Board noted that the Portfolio’s advisory fee was higher than the peer group average, but the expense ratio was only slightly above average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

Millennium Portfolio (Adviser — ONI, Sub-Adviser — Neuberger Berman). The Millennium Portfolio underperformed its benchmark index and its peer group average over the 1-, 3-, and 5-year periods, but outperformed its benchmark index year-to-date and kept pace with its peer group average over the same period. The Adviser noted that the Portfolio’s longer term relative performance was weighed down by underperformance in 2009 and 2010, when lower quality stocks outperformed. The Directors remarked that the advisory fee and expense ratio for the Portfolio were below the peer group average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

International Small-Mid Company Portfolio (Adviser — ONI, Sub-Adviser — Federated Global). The Portfolio outperformed its benchmark index and peer group average for the year-to-date and 1- and 3-year periods, while underperforming both for the 5-year period. The Board noted that the Portfolio’s advisory fee was higher than the peer group average, but the expense ratio was only slightly above average relative to the peer group. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

156	(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2012

Aggressive Growth Portfolio (Adviser — ONI, Sub-Adviser — Janus). The Portfolio outperformed its benchmark index and peer group average for the year-to-date and 1-year periods, and underperformed the index and peer group average for the 3- and 5-year periods. The Adviser indicated that the Portfolio had outperformed over the 10-year period as well. The Board noted that the Portfolio’s advisory fee and expense ratio were both above average compared to its peer group, but that the advisory fee was still within the range of its peers. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

Small Cap Growth Portfolio (Adviser — ONI, Sub-Adviser — Janus). The Portfolio has outperformed its benchmark and peer group average for the year-to-date and the 1-, 3- and 5-year periods. The Board noted that the Portfolio’s advisory fee and expense ratio were both above average compared to its peer group, but that the advisory fee was still within the range of its peers. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

Mid Cap Opportunity Portfolio (Adviser — ONI, Sub-Adviser — Goldman Sachs). The Adviser reminded the Board that the Portfolio had changed to a new Sub-Adviser effective in December 2009, and thus only the more recent performance is relevant. The Board noted that the Portfolio underperformed its benchmark index for the 3- and 5-year periods and its peer group average for the 5-year period, while outperforming both in the year-to-date and 1-year periods and the peer group average in the 3-year period. The Board also noted that the Portfolio’s advisory fee was above the peer group average, although the Portfolio’s expense ratio was below the peer group average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

S&P 500® Index Portfolio (Adviser — ONI). While the Portfolio underperformed its benchmark over the year-to-date, 1-, 3-, and 5-year periods, the Board noted that its performance generally was in line with the S&P 500® Index when expenses were excluded. The Board did not rely on peer group comparison figures for the Portfolio because the Board considers peer groups for index funds to be generally irrelevant. The Board noted that the overall expense ratio is the statistic most important to index fund shareholders, and the Portfolio’s expense ratio was slightly lower than the average for the peer group. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory fees were reasonable.

Strategic Value Portfolio (Adviser — ONI, Sub-Adviser — Federated Equity). The Portfolio underperformed its benchmark index for the year-to-date, 1-, 3- and 5-year periods, underperformed its peer group average for the year-to-date and 1-year periods, and outperformed its peer group average for the 3- and 5-year periods. The Adviser pointed out that the Portfolio invests in dividend paying stocks, and the recent performance was hurt by its overweighting in financial stocks. The Board noted that it focuses more on longer term performance, particularly because recent periods have been difficult for active managers. The Directors also noted that the Portfolio’s advisory fee and expense ratio were both above average compared to its peer group, but that the advisory fee was still within the range of its peers. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

High Income Bond Portfolio (Adviser — ONI, Sub-Adviser — Federated Investment). The Portfolio underperformed its benchmark index for the year-to-date, 1-, 3-, and 5-year periods, while outperforming its peer group average over the same periods. The Directors noted that the advisory fee was above the peer group average, while the expense ratio was below the peer group average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

Capital Growth Portfolio (Adviser — ONI, Sub-Adviser — Eagle). The Portfolio has underperformed its benchmark index and peer group average for the year-to-date and 1-year periods, while outperforming its benchmark and peer group average over the 3- and 5-year periods. The Board noted that it focuses more on longer term performance, particularly because recent periods have been difficult for active managers. The Directors noted that although the advisory fee was above average for the peer group, the expense ratio was below average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

Nasdaq-100® Index Portfolio (Adviser — ONI). While the Portfolio underperformed its benchmark over the year-to-date, 1-, 3-, and 5-year periods, the Board noted that its performance generally was in line with the Nasdaq-100 Index when expenses were excluded. The Board did not rely on peer group comparison figures for the Portfolio because the Board considers peer groups for index funds to be generally irrelevant. The Board noted that the overall expense ratio is the statistic most important to index fund shareholders, and the Portfolio’s expense ratio was significantly below the average for the peer group. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory fees were reasonable.

Bristol Portfolio (Adviser — ONI, Sub-Adviser — Suffolk). The Portfolio underperformed its benchmark and peer group average for the year-to-date and 1-, 3- and 5-year periods. The Adviser indicated that although the Portfolio remains on its watchlist, the Portfolio’s performance for the 10-year period exceeded the performance of the US Insurance Fund Large Blend category and its performance in the 3rd quarter of 2012 placed it in the top 2 percent of the US Insurance Fund Large Blend category. The Directors noted that the Portfolio’s advisory fee was above average, but that the Portfolio’s expense ratio was below average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

Bryton Growth Portfolio (Adviser — ONI, Sub-Adviser — Suffolk). The Portfolio underperformed its benchmark index and peer group average year-to-date and for the 3- and 5-year periods, while outperforming both the benchmark index and the peer group average over the 1-year period. The Board considered that the Portfolio’s advisory fee and expense ratio were below the peer group average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

157	(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2012

U.S. Equity Portfolio (Adviser — ONI, Sub-Adviser — ICON). The Portfolio has underperformed its benchmark index for the year-to-date, 1-, 3-, and 5-year periods and its peer group average for the 3- and 5-year periods, while outperforming the peer group average for the year-to-date and 1-year periods. The Adviser noted that it appears that the performance has turned around, as the Portfolio has outperformed its peer group average since the Sub-Adviser changed the Portfolio Manager. The Directors noted that the Portfolio’s advisory fee and expense ratio were both above average compared to its peer group, but that the advisory fee was still within the range of its peers. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

Balanced Portfolio (Adviser — ONI, Sub-Adviser — ICON). The Portfolio outperformed its benchmark for the year-to-date and 1-year periods and its peer group average for the year-to-date, 1-, 3-, and 5-year periods, while underperforming the benchmark index in the 3- and 5-year periods. The Directors considered that the Portfolio’s advisory fee was slightly above the peer group average, and its expense ratio was above the peer group average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

Income Opportunity Portfolio (Adviser — ONI, Sub-Adviser — ICON). The Portfolio underperformed its benchmark index and its peer group average for the year-to-date, 1-, and 3-year periods, while outperforming its peer group average and slightly underperforming its benchmark index over the trailing 5-year period. The Adviser pointed out that it would expect the Portfolio to trail in rising markets and outperform in falling markets. The Board considered that the Portfolio’s strategy is to provide downside protection at the expense of upside returns and noted that the Portfolio had outperformed in 2008 when the market was down. The Adviser also pointed out the Portfolio did not have a peer group or benchmark that was good for comparison purposes, given the Portfolio’s strategy. The Board considered that the Portfolio’s advisory fee and expense ratio were both above average compared to its peer group, but that the advisory fee was still within the range of its peers. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

Target VIP Portfolio (Adviser — ONI, Sub-Adviser — First Trust). The Portfolio has outperformed its benchmark index for the year-to-date and its peer group average for the year-to-date and 3-year periods, but has underperformed both for the 1- and 5-year periods and its benchmark for the 3-year period. The Board noted that, because the Portfolio is not actively managed, its performance does not reflect on the Sub-Adviser, but is a function of the effectiveness of the model. The Portfolio’s advisory fee and expense ratio were below its peer group average. Overall, the Board concluded that the performance of the Portfolio was satisfactory and that the advisory and sub-advisory fees were reasonable.

Target Equity/Income Portfolio (Adviser — ONI, Sub-Adviser — First Trust). The Portfolio has significantly underperformed its benchmark index and peer group average for the year-to-date and 1-, 3- and 5-year periods. The Adviser indicated that the Portfolio remains on its watchlist. The Directors also noted that the advisory fee and expense ratio were below its peer group average. After a lengthy discussion, the Adviser agreed to closely monitor the performance of the Portfolio and proposed that the agreement with the Sub-Adviser should be renewed only through May 31, 2013. Based upon its review, the Board concluded that approval of the continuation of the sub-advisory agreement only through May 31, 2013 was appropriate in order to address performance, and that the advisory and sub-advisory fees were reasonable.

Bristol Growth Portfolio (Adviser — ONI, Sub-Adviser — Suffolk). The Portfolio underperformed its benchmark index and peer group average for the year-to-date, 1-, 3-, and 5-year periods. The Adviser indicated that although the Portfolio remains on its watchlist, the Portfolio had performed well relative to its peer group average in 2008, 2009, and 2011, but not in 2010 and year-to-date 2012. The Directors considered that the Portfolio’s advisory fee was above its peer group average while its overall expense ratio was below its peer group average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

After consideration of the foregoing, the Board reached the following conclusions regarding the Investment Advisory Agreement and, as applicable, the sub-advisory agreement with respect to each Portfolio, in addition to the conclusions set forth above: (a) ONI and the Sub-Adviser had demonstrated that they possessed the capability and resources to perform the duties required of them under the Investment Advisory Agreement and applicable sub-advisory agreement, respectively; (b) the investment philosophy, strategies and techniques of ONI (with respect to the Portfolios without a Sub-Adviser) and the Sub-Adviser were appropriate for pursuing the applicable Portfolio’s investment objective; (c) ONI (with respect to the Portfolios without a Sub-Adviser) and the Sub-Adviser were likely to execute their investment philosophy, strategies and techniques consistently over time; and (d) ONI and the Sub-Adviser maintained appropriate compliance programs. Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Director not necessarily attributing the same weight to each factor, the Directors unanimously concluded that approval of the continuation of the Investment Advisory Agreement and, as applicable, the sub-advisory agreement was in the best interests of each Portfolio and its shareholders. Accordingly, the Board, including all of the Independent Directors, voted unanimously to approve the continuation of the Investment Advisory Agreement and, as applicable, the sub-advisory agreement for each Portfolio.

(2)	Expense Disclosure

An individual may not buy or own membership interests of the Fund directly. An individual acquires an indirect interest in the Fund by purchasing a variable annuity contract or variable insurance policy and allocating premiums or purchase payments to Fund Portfolios available through the separate accounts of ONLIC, ONLAC, and NSLA. Separate accounts of these entities are the shareholders of the Fund.

158	(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2012

As a shareholder of the Fund, a separate account incurs ongoing costs, including management fees and other Fund expenses. This example is intended to help a policy/contract owner understand ongoing costs (in dollars) associated with the underlying investment in the Fund’s Portfolios by the separate account shareholder and to compare these costs with the ongoing costs associated with investing in other mutual funds.

The example is based on an investment of $1,000 invested at July 1, 2012 and held through December 31, 2012.

Actual Expenses

The table below provides information about investment values and actual expenses associated with each Portfolio of the Fund. The information below, together with the amount of an underlying investment, can be used to estimate expenses paid over the period. An estimate can be obtained by simply dividing an underlying investment value by $1,000 (for example, an $8,600 investment value divided by $1,000 = 8.6), then multiplying the result by the number in the table under the heading entitled “Expenses Paid During Period”.

Portfolio	Beginning Investment Value 7/1/2012	Ending Investment Value 12/31/2012	Expense Paid During Period* 7/1/2012 – 12/31/2012	Expense Ratio During Period 7/1/2012 – 12/31/2012 (Annualized)
Equity	$1,000.00	$1,086.71	$4.56	0.87%
Money Market	1,000.00	1,000.00	0.50	0.10%
Bond	1,000.00	1,033.61	3.32	0.65%
Omni	1,000.00	1,084.08	4.24	0.81%
International	1,000.00	1,132.30	5.36	1.00%
Capital Appreciation	1,000.00	1,097.29	4.69	0.89%
Millennium	1,000.00	1,006.42	4.89	0.97%
International Small-Mid Company	1,000.00	1,115.75	6.44	1.21%
Aggressive Growth	1,000.00	1,057.84	5.17	1.00%
Small Cap Growth	1,000.00	1,042.81	5.70	1.11%
Mid Cap Opportunity	1,000.00	1,071.36	5.05	0.97%
S&P 500® Index	1,000.00	1,056.68	2.43	0.47%
Strategic Value	1,000.00	1,016.94	4.06	0.80%
High Income Bond	1,000.00	1,063.85	3.99	0.77%
Capital Growth	1,000.00	1,087.02	5.40	1.03%
Nasdaq-100® Index	1,000.00	1,023.11	2.64	0.52%
Bristol	1,000.00	1,098.60	4.38	0.83%
Bryton Growth	1,000.00	1,033.96	4.60	0.90%
U.S. Equity	1,000.00	1,053.68	5.32	1.03%
Balanced	1,000.00	1,036.16	4.25	0.83%
Income Opportunity	1,000.00	1,033.28	6.34	1.24%
Target VIP	1,000.00	1,056.16	4.50	0.87%
Target Equity/Income	1,000.00	1,060.04	4.30	0.83%
Bristol Growth	1,000.00	1,063.37	4.62	0.89%

159	(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2012

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical investment values and hypothetical expenses based on each respective Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not an actual return. The hypothetical investment values and expenses may not be used to estimate the actual ending investment balance or expenses actually paid for the period by the shareholders. A policy/contract holder may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Portfolio	Beginning Investment Value 7/1/2012	Ending Investment Value 12/31/2012	Expense Paid During Period* 7/1/2012 – 12/31/2012	Expense Ratio During Period 7/1/2012 – 12/31/2012 (Annualized)
Equity	$1,000.00	$1,020.76	$4.42	0.87%
Money Market	1,000.00	1,024.63	0.51	0.10%
Bond	1,000.00	1,021.87	3.30	0.65%
Omni	1,000.00	1,021.06	4.12	0.81%
International	1,000.00	1,020.11	5.08	1.00%
Capital Appreciation	1,000.00	1,020.66	4.52	0.89%
Millennium	1,000.00	1,020.26	4.93	0.97%
International Small-Mid Company	1,000.00	1,019.05	6.14	1.21%
Aggressive Growth	1,000.00	1,020.11	5.08	1.00%
Small Cap Growth	1,000.00	1,019.56	5.63	1.11%
Mid Cap Opportunity	1,000.00	1,020.26	4.93	0.97%
S&P 500® Index	1,000.00	1,022.77	2.39	0.47%
Strategic Value	1,000.00	1,021.11	4.06	0.80%
High Income Bond	1,000.00	1,021.27	3.91	0.77%
Capital Growth	1,000.00	1,019.96	5.23	1.03%
Nasdaq-100® Index	1,000.00	1,022.52	2.64	0.52%
Bristol	1,000.00	1,020.96	4.22	0.83%
Bryton Growth	1,000.00	1,020.61	4.57	0.90%
U.S. Equity	1,000.00	1,019.96	5.23	1.03%
Balanced	1,000.00	1,020.96	4.22	0.83%
Income Opportunity	1,000.00	1,018.90	6.29	1.24%
Target VIP	1,000.00	1,020.76	4.42	0.87%
Target Equity/Income	1,000.00	1,020.96	4.22	0.83%
Bristol Growth	1,000.00	1,020.66	4.52	0.89%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (184 days) divided by the number of days in the fiscal year (366 days). Please note that the expenses shown in these tables are meant to highlight ongoing Fund costs only and do not reflect any contract-level expenses or Fund transactional costs, such as sales charges (loads) or exchange fees (if any). Therefore, these tables are useful in comparing ongoing fund costs only, and will not fully assist a policy/contract owner in determining the relative total expenses of different funds. In addition, if transactional costs were included, costs may have been higher for these Portfolios as well as for a fund being compared.

(3)	Other Federal Tax Information

For corporate shareholders, the percentages of the total ordinary income dividends paid in 2012, and ordinary income consent dividends that were incurred in the 2012 tax year, that qualify for the corporate dividends received deduction are as follows:

Equity	100.00%
Money Market	0.00%
Bond	0.00%
Omni	67.18%
International.	0.00%
Capital Appreciation	100.00%
Millennium	0.00%
International Small-Mid Company	0.00%
Aggressive Growth	100.00%
Small Cap Growth .	23.42%
Mid Cap Opportunity.	0.00%
S&P 500® Index	100.00%

Strategic Value	69.68%
High Income Bond	0.11%
Capital Growth	95.94%
Nasdaq-100® Index	100.00%
Bristol	100.00%
Bryton Growth	4.63%
U.S. Equity	100.00%
Balanced	84.72%
Income Opportunity	100.00%
Target VIP	83.39%
Target Equity/Income	100.00%
Bristol Growth	91.03%

160	(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2012

Pursuant to Section 853 of the Internal Revenue Code, the Fund designates the following amounts as foreign taxes paid for the year ended December 31, 2012:

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income
International	$421,154	0.0290	100.00%
International Small-Mid Company	$66,082	0.0241	100.00%

Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes. None of the Portfolios listed above derived any income from ineligible foreign sources, as defined under Section 901(j) of the Internal Revenue Code.

161

Ohio National Fund, Inc.

Information about Directors and Officers	December 31, 2012 (Unaudited)

Name and Address	Age	Position(s) with the Fund	Term of Office and Length of Time Served	Number of Portfolios	Principal Occupation(s) and Other Directorships During Past Five Years
Independent Directors

James E. Bushman One Financial Way Cincinnati, Ohio	68	Director, Chairman of Audit Committee and Member of Independent Directors Committee	Indefinite; Since March 2000	24	Director, Chairman and CEO: Cast-Fab Technologies, Inc. (a manufacturing company); Director: The Midland Company (1998-2008), Air Transport Services Group, Inc., The Littleford Group, Inc. (1984-2010), Hilltop Basic Resources, Inc., The Elizabeth Gamble Deaconess Home Association, The Christ Hospital, The University of Cincinnati Foundation.

George M. Vredeveld One Financial Way Cincinnati, Ohio	70	Lead Independent Director, Member of Audit and Independent Directors Committees	Indefinite; Since March 1996	24	Professor of Economics: University of Cincinnati

John I. Von Lehman One Financial Way Cincinnati, Ohio	60	Director, Member of Audit and Independent Directors Committees	Indefinite; Since August 2007	24	Executive Vice President, CFO, Secretary, and Director: The Midland Company (1988-2007); Director, Audit Committee and Corporate Governance Committee Member: American Financial Group, Inc.; Finance Committee and Investment Committee Member: Life Enriching Communities; Investment Committee: Xavier University Foundation.

Madeleine W. Ludlow One Financial Way Cincinnati, Ohio	58	Director, Member of Audit and Independent Directors Committees	Indefinite; Since April 2012	24	Founder/Managing Director: West Capital Partners LLC (2010-present), Ludlow Ward Capital Advisors LLC (2005-2009); Director, ALLETE, Inc. (2004-present)
Interested Director

John J. Palmer One Financial Way Cincinnati, Ohio	73	Chairman and Director	Indefinite; Since July 1997	24	Insurance industry consultant (April 2010 to present), President: Oho National Fund, Inc. (1997-2010); Director and Vice Chairman: ONLIC (1997-2010); President, CEO, and Director: NSLA (2002-2010), Director: ONI and various affiliated companies (1997-2010), Cincinnati Symphony Orchestra, Tucson Symphony Orchestra, and Pima Canyon Estates Homeowners' Association.
Officers

Christopher A. Carlson One Financial Way Cincinnati, Ohio	53	President	Indefinite; Since March 2000	24	Executive Vice President and Chief Investment Officer: ONLIC; President and Director: ONI; Chief Investment Officer: NSLA; Officer and Director of various other Ohio National-affiliated companies. Prior to March 2010, was Vice President of the Fund.

Thomas A. Barefield One Financial Way Cincinnati, Ohio	59	Vice President	Indefinite; Since February 1998	24	Executive Vice President — Distribution: ONLIC; Director and Vice President — Marketing: NSLA; Director: ONI; Senior Vice President: Ohio National Equities, Inc.; Recent graduate of class XXIX of Leadership Cincinnati.

Dennis R. Taney One Financial Way Cincinnati, Ohio	65	Chief Compliance Officer	Indefinite; Since August 2004	24	Second Vice President: ONLIC, Chief Compliance Officer: ONLIC, ONI, NSLA, and other Ohio National-affiliated companies.

R. Todd Brockman One Financial Way Cincinnati, Ohio	45	Treasurer	Indefinite; Since August 2004	24	Second Vice President, Mutual Fund Operations: ONLIC and NSLA; Treasurer: ONI.

Kimberly A. Plante One Financial Way Cincinnati, Ohio	39	Secretary	Indefinite; Since March 2005	24	Senior Associate Counsel: ONLIC; Secretary: ONI; Officer of various other Ohio National-affiliated companies. Prior to August 2007, was Assistant Secretary.

Catherine E. Gehr One Financial Way Cincinnati, Ohio	41	Assistant Treasurer	Indefinite; Since March 2005	24	Manager, Mutual Fund Operations: ONLIC; Assistant Treasurer: ONI.

162

Ohio National Fund, Inc.

Post Office Box 371

Cincinnati, Ohio 45201

Form 1320 Rev. 2-13

Item 2.	Code Of Ethics.

As of the end of the period covered by this report, Ohio National Fund, Inc. (the “Fund”) has adopted a code of ethics that applies to the Fund’s principal executive officer and principal financial officer. There were no substantive amendments or waivers to the Code of Ethics during the period covered by this report.

A copy of this Code of Ethics is filed as Exhibit EX-99.CODE to this Form N-CSR and is also available, without charge, upon request, by calling 877-781-6392 toll free.

Item 3.	Audit Committee Financial Expert.

The Fund’s Board of Directors has determined that the Fund has an audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Mr. John I. Von Lehman. Mr. Von Lehman is independent for purposes of Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees And Services.

The aggregate fees for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are listed below.

(a)	Audit Fees.

Fiscal year ended December 31, 2012:	$292,000
Fiscal year ended December 31, 2011:	$284,000

(b)	Audit-Related Fees.

Professional services rendered in connection with the consent on the Fund’s N1A filing.

Fiscal year ended December 31, 2012:	$5,000
Fiscal year ended December 31, 2011:	$5,000

(c)	Tax Fees. None.

(d)	All Other Fees. None.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures:

The Fund’s Audit Committee has adopted an Audit Committee Charter that requires that the Audit Committee oversee the quality and appropriateness of the accounting methods used in the preparation of the Fund’s financial statements, and the independent audit thereof; approve the selection and compensation of the independent auditors; and pre-approve the performance, by the independent auditors, of non-audit services for the Fund, its investment adviser, or any affiliated entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund.

(e)(2)	Services Approved Pursuant to Paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

During the fiscal years ended December 31, 2012 and 2011, there were no non-audit services provided by the Fund’s principal accountant that would have required pre-approval by the Fund’s Audit Committee. The audit related fees aforementioned were pre-approved by the Fund’s Audit Committee, although not required by paragraph (c) (7) (ii) of Regulation S-X as the audit-related fees were less than five percent of the total amount of revenues paid to the Fund’s principal accountant.

(f)	Not applicable.

(g)

There were no non-audit services provided by the Fund’s principal accountant, other than items disclosed in item (b) above, in which a fee was billed to the Fund, the Fund’s adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last two fiscal years.

(h)

Not applicable, as there were no non-audit services performed by the Fund’s principal accountant that were rendered to the Fund, the Fund’s adviser, or any entity controlling, controlled by, or under common control with the adviser that provided ongoing services to the registrant that were not pre-approved for the last two fiscal years.

Item 5.	Audit Committee Of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Not applicable.

Item 7.	Disclosure Of Proxy Voting Policies And Procedures For Closed-End Management Investment Companies.

Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors.

Item 11.	Controls and Procedures.

(a)

The Fund’s principal executive officer and principal financial officer have concluded, based on their evaluation conducted as of a date within 90 days of the filing of this report, that the Fund’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Fund, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the Fund’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The Fund’s Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE.

(a)(2)

A separate certification for each principal executive officer and principal financial officer of the Fund as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as
EX-99.CERT.

The certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as
EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ohio National Fund, Inc.

By:	/s/ Christopher A. Carlson
Christopher A. Carlson
President
March 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Ohio National Fund, Inc.

By:	/s/ Christopher A. Carlson
Christopher A. Carlson
President
March 8, 2013

By:	/s/ R. Todd Brockman
R. Todd Brockman
Treasurer
March 8, 2013